As filed with the Securities and Exchange Commission on November 30, 2015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2015

Item 1. Reports to Stockholders.

Semi-Annual Report

September 30, 2015

DoubleLine Total Return Bond Fund

DBLTX (I-share)

DLTNX (N-share)

DoubleLine Core Fixed Income Fund

DBLFX (I-share)

DLFNX (N-share)

DoubleLine Emerging Markets Fixed Income Fund

DBLEX (I-share)

DLENX (N-share)

DoubleLine Multi-Asset Growth Fund

DMLIX (I-share)

DMLAX (A-share)

DoubleLine Low Duration Bond Fund

DBLSX (I-share)

DLSNX (N-share)

DoubleLine Floating Rate Fund

DBFRX (I-share)

DLFRX (N-share)

DoubleLine Shiller Enhanced CAPE®

DSEEX (I-share)

DSENX (N-share)

DoubleLine Flexible Income Fund

DFLEX (I-share)

DLINX (N-share)

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DBLLX (I-share)

DELNX (N-share)

DoubleLine Long Duration

Total Return Bond Fund

DBLDX (I-share)

DLLDX (N-share)

DoubleLine Strategic Commodity Fund

DBCMX (I-share)

DLCMX (N-share)

DoubleLine Capital LP DoubleLine Commodity LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Semi-Annual Report	September 30, 2015	3

President’s Letter	September 30, 2015

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Funds, I am pleased to deliver the Semi-Annual Report for the six-month period ended September 30, 2015. On the following pages you will find specific information regarding each Fund’s operations and holdings. In addition, we discuss each Fund’s investment performance and the main drivers of that performance during the reporting period.

Investor assets in the DoubleLine Funds were over $59.1 billion as of September 30, 2015. During the period, we continued to enhance our overall lineup of investment strategies available to investors. On May 18, 2015, we launched the DoubleLine Strategic Commodity Fund (DBCMX/DLCMX).

If you have any questions regarding the DoubleLine Funds please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com to hear our investment management team offer deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds Trust

November 1, 2015

4	DoubleLine Funds Trust

Financial Markets Highlights	September 30, 2015

•	Agency Mortgage-Backed Securities (Agency MBS)

For the 6-month period ended September 30, 2015, the Barclays U.S. MBS Index returned 0.55% and the duration extended to 4.20 years. The U.S. yield curve steepened with 10-year U.S. Treasury yields increasing by 11 basis points (bps). Overall, amongst the MBS fixed rate sectors, lower coupon bonds outperformed their higher coupon counterparts on average across both conventional (Fannie Mae and Freddie Mac) and Ginnie Mae collateral for both 15-year and 30-year mortgage pools. Coupon spreads widened slightly during the period and reached a 2015 high at the end of August, when volatility momentarily increased due to declines in the Chinese equity markets, and then tightened back to the year’s average spreads in September. Total gross Agency MBS issuance averaged about $123 billion a month, totaling close to $739 billion over the past 6-months. The increase in monthly issuance was a function of an increase in prepayment speeds as purchasing activity, as measured by the Mortgage Bankers Association (MBA) Purchase Index, and overall housing turnover increased.

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

Despite the headwinds of slowing growth in China and concerns within the commodity markets, pricing within the non-Agency MBS sector has shown remarkable resilience. While investor interest in non-Agency MBS bonds continued to be very strong during the 6-month period ending September 30, 2015, trading volume declined over the same period. Interest rates have been volatile during this time period with the 10-year U.S. Treasury note rate moving as high as 2.48% and seeing lows at 1.86%. Mortgage rates were also volatile during this period and finished slightly higher than where they started. Prepayment speeds on non-Agency MBS were relatively flat during the period, as lower rates and faster prepayment speeds early in the period were netted out against higher rates and slower prepayment speed toward the end of the period. Liquidations, severities and loan modifications followed a similar pattern with generally the net effect being unchanged over the period. Trading volume has remained consistent, but when compared to a year ago, volumes across all subsectors of non-agencies have declined. We expect this to be the trend going forward with a few spots of increased volume as hedge funds or Government Sponsored Enterprise (GSE) lists come to the market to liquidate their legacy positions.

•	Commercial Mortgage-Backed Securities (CMBS)

Over the 6-month period ended September 30, 2015, CMBS spreads widened as macroeconomic uncertainty continued to weigh on market. The Barclays U.S. CMBS Index returned 0.47%, outperforming the broader Barclays U.S. Aggregate Bond Index by 0.94%. Both new issue and secondary markets experienced tiering as investors paid up for quality. For the period, 10-year AAA last cash flows (LCFs) widened from 0.85% to 1.23% over swaps, while BBB- bonds traded at 5.25%, a 1.75% widening. Total private label issuance during the third quarter of 2015 was $21.8 billion, slightly below the private label CMBS issuance of $23.8 billion for the second quarter. Total year-to-date (YTD) private-label issuance through September 30, 2015 is now $71.7 billion, which is 12% higher than for the same period in 2014. This projects annual 2015 issuance of around $95 billion, just shy of the $100-110 billion forecast range. Delinquency rates declined overall from 5.58% to 5.28% during the period and decreased across four of the five major property types, with industrial representing the lone exception.

•	Emerging Markets (EM) Debt

Over the 6-month period ended September 30, 2015, U.S. dollar (USD) denominated EM fixed income sovereign and corporate bonds indices, represented by the JP Morgan Emerging Markets Bond Index Global Diversified (EMBI) and the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI) respectively, posted modestly negative returns. Both EM sovereign and corporate spreads tightened through April and May, while U.S. Treasury yields moved higher in anticipation of the Federal Reserve’s decision to begin raising the target benchmark interest rate. Starting in June, EM investors’ shifted their focus from a potential Federal Reserve rate hiking cycle to China growth and policy concerns, and continued weak global demand for commodities. EM spreads steadily began to widen, ending September at levels not seen since the European debt crisis in 2011. Commodity prices and political noise dominated EM headlines. Commodity exporting countries, such as Ecuador and Zambia, posted steep losses as the declining terms of trade lowered growth expectations and commodity-related revenues to the government. Ukraine sovereign bond prices more than doubled following the announcement of favorable restructuring terms to creditors. Brazil corporate and sovereign bonds suffered from political uncertainty in implementing a fiscal adjustment to stabilize the country’s debt levels and the corruption scandal. EM local currency debt saw sharp declines as EM currencies broadly fell against the USD.

Semi-Annual Report	September 30, 2015	5

Financial Markets Highlights (Cont.)	September 30, 2015

•	Investment Grade (IG) Credit

For the 6-month period ended September 30, 2015, IG credit recorded a total return of -2.37% and an excess return of -2.34%, as measured by the Barclays U.S. Credit Index. Negative returns were driven by higher U.S. Treasury yields and spread widening. Spreads widened from 124 bps to 160 bps, and the 10-year yield increased by 11.4 bps to 2.04%. The long duration and lower quality portion of the Index underperformed over the period. The BBB component of the Index posted a total return of -3.97% compared to the AAA component of the Index that posted +0.15% for the period. The long-end of the Index returned -6.77% while the 1-5 year section of the Index returned +0.33%. Technicals have been negative as supply has remained high and demand has subsided. New issuance has been robust at $685 billion for the 6-month reporting period and is on track to beat last year’s all time high of $1.1 trillion. Demand has been mixed during the period, with only $3.5 billion of inflows compared to $54.6 billion of inflows for the prior year 6-month period.

•	Bank Loans

For the 6-month period ended September 30, 2015, the S&P/LSTA Leveraged Loan Index declined -0.67%. Bank loan performance improved across the credit spectrum as BB loans outperformed their lower B-rated and CCC-rated counterparts. A look at performance by industry for the period showed that outperformance was led by Beverage & Tobacco (+2.28%) and Home Furnishings (+2.20%). As commodity prices remained weak over the period, it comes as no surprise that underperformers were related to the commodity sector. The greatest underperformers were Forest Products (-15.65%) and Oil and Gas (-12.98%).

•	U.S. High Yield

For the 6-month period ended September 30, 2015, the Citi High-Yield Cash-Pay Capped Index returned -5.29%. Shorter-maturity bonds outperformed longer ones, with those maturing in 10 years or more returning -7.58% while the 1-7 year category returned -5.14%. Credit quality was a significant differentiator, with BB-rated issues returning -4.80% while the CCC-rated issues returned -8.79%. Notable outperformers by industry were Retail-Food & Drug (+1.64%), Airlines (+1.55%), and Restaurants (+1.21%). The underperforming sectors over the period were all commodity-related. Underperformance was led by Secondary Oil & Gas Producers (-20.72%), Metals & Mining (-19.38%), and Paper & Forest Products (-17.80%).

•	Collateralized Loan Obligations (CLOs)

For the 6-month period ended September 30, 2015, total CLO new issuance was $47.5 billion. CLO issuance started the second quarter of 2015 strong with $28.6 billion across 55 deals, but was unable to keep that pace through the third quarter, which only saw $18.9 billion from 36 deals. This issuance slowdown was attributed to seasonality, with historically slower summer months, as well as volatility in the broader U.S. and international markets, oil volatility, and a slower bank loan pipeline. These same factors also caused CLO prices to decrease over the period as many investors were waiting on the sidelines until volatility subsided.

•	Global Equities

Global equities, as measured by the Morgan Stanley Capital International All Country World Index (MSCI ACWI), declined -8.87% during the 6-month period ended September 30, 2015 as global risk assets came under pressure on increased concerns of global growth deceleration and rising uncertainty around the Federal Reserve’s intention to normalize key interest rates. U.S. equities were not immune and sold off during the 6-month period. In Europe, regional equities declined significantly with the Deutsche Borse AG German Stock Index (DAX) down -19.27%, CAC 40 Index down -9.23%, and Financial Times Stock Exchange 100 (FTSE 100) down -8.62%. In the periphery, equities slumped with the Financial Times Stock Exchange Milano Italia Borse (FTSEMIB) down -5.73% and the Índice Bursátil Español (IBEX) down -15.52%. As “Grexit” (Greek exit) fears abated in the third quarter, concerns increased that the eurozone’s economic recovery would be derailed from an economic slowdown in China and EM. Asian equities came under pressure with the Nikkei 225 Index down -8.85%, Shanghai Composite down -17.29%, Hang Seng down -14.01%, and Kospi down -3.75%. Asian equities sold off on the back of growth concerns out of China as the economic data released during the period indicated China’s economy was indeed slowing. The devaluation of the Chinese Yuan in August sparked fears that China was embarking on a competitive devaluation and in effect would export deflation to its trading partners. EM ended the period significantly lower with MSCI Emerging Markets Index (MSCI EM) down -17.11%. Russian equities declined with MSCI Russia Index down -7.79%. Brazilian equities, as measured by the Ibovespa Brasil Sao Paulo Stock Exchange Index (Bovespa), declined -11.91%. Indian equities, as measured by the BSE India Sensitive Index (Sensex), declined -5.47% during the period.

6	DoubleLine Funds Trust

September 30, 2015

•	Commodities

In the 6-month period ended September 30, 2015, the commodities market declined by 10.50% and 12.27%, as measured by the Bloomberg Commodities Index (BCOM) and the S&P GSCI, respectively. The commodity market endured broad declines during this period with all five sectors ending in the red. The hardest hit sector was industrial metals (-14.92%) with a slowdown in China and emerging markets leading to a selloff in the bellwether copper (-14.54%); the worst performing commodity in this sector was zinc, which declined by 19.61%. The other sector down double digits was energy (-14.61%) as global demand failed to keep pace with increased global supply; the worst performing commodity in this sector was Brent crude (-18.74%). The livestock sector fell 10.07% as global demand for cattle decreased due to high prices, this lead to a fall in live cattle (-18.63%) but an increase in lean hogs (+12.30%). Agriculture was the best performing sector, ending down -4.52%, with grains selling off across the sector while softs were divided; coffee (-13.96%), cotton (-5.48%) and sugar (-2.29%) declined while cocoa rallied (+14.72%). Precious metals, declined by 6.84% as gold (-6.01%) and silver (-13.29%) both fell due to dollar strengthening and a lack of global inflation.

•	U.S. Large Cap Equities

In the 6-month period ended September 30, 2015, the large cap U.S. equity market declined by -6.18% as measured by the S&P 500® Index. The large cap value segment of the U.S. equity market fell by 8.30% over the same time period as measured by the Russell 1000® Value index. Both markets rallied early in the second quarter before falling to close the quarter slightly positive. This sideways movement continued in the first half of the third quarter until both markets sold off rapidly in mid-August as fears of a global growth slowdown emerged. One source of this acute selloff was fear that China was experiencing a financial crisis – efforts by Chinese authorities curbed these notions, at least temporarily, and the market recovered partially from the lows of late August. The Federal Open Market Committee (FOMC) decided against raising the Fed Funds Target Rate during the September meeting, and the continued uncertainty around the timing of a potential rate hike caused a market selloff to end the period.

•	Treasuries

The U.S. Treasury market was broadly stable through the 6-month period ended September 30, 2015. Investors generally expected higher yields and tighter Federal Reserve policy going into the period. As it turned out, lackluster domestic growth, low inflation with declining commodity prices and economic weakness in Europe and Asia kept the Federal Reserve on hold and kept a lid on U.S. Treasury yields. Greece-related turmoil in the second quarter and a surprise currency devaluation by China in mid-August added some excitement to the period, but investors ultimately remained focused on the prospects for domestic economic growth and the likelihood of a Federal Reserve liftoff. Federal Reserve Chair Yellen saw a late 2015 liftoff at the September FOMC meeting, but investors have become increasingly skeptical in the face of forecasts of weak fourth quarter Gross Domestic Product growth, falling inflation and headwinds from struggling emerging market economies. The benchmark 10-year note yield began the period near the lows of the past year at 1.92%, rose through the second quarter to a high of 2.48% in mid and late June, but then declined through the third quarter to end the period at 2.04%.

Semi-Annual Report	September 30, 2015	7

Management’s Discussion of Fund Performance	September 30, 2015

DoubleLine Total Return Bond Fund

The DoubleLine Total Return Bond Fund outperformed the Barclays U.S. Aggregate Bond Index return of -0.47% for the 6-month period ended September 30, 2015. As a result of the steepening U.S. yield curve, longer duration securities such as Agency Residential Mortgage-Backed Securities (RMBS) underperformed their shorter duration counterparts during the period. Specifically, passthroughs and fixed-rate CMOs contributed the most to total return and high interest income helped mitigate declining prices. Non-Agency RMBS performed well despite facing some mixed valuations across the credit quality spectrum, as Alt-A bonds suffered from some declines in price. Overall, non-Agency RMBS has continued to exhibit high carry profiles, which has resulted in robust interest income returns for the Fund. In addition, the non-Agency RMBS space has remained relatively insulated from the widening credit spreads seen within the corporate markets which have been mired by heavy issuance calendars, and concerns over slowing global growth and the energy sector. Other structured product sectors, such as CLOs and CMBS, were impacted more materially as spreads widened across both sectors, resulting in a relatively flat return over the period.

Period Ended 9-30-15	6-months
I-Share	1.17%
N-Share	1.04%
Barclays U.S. Aggregate Bond Index	-0.47%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Core Fixed Income Fund

The DoubleLine Core Fixed Income Fund performed in line with the Barclays U.S. Aggregate Bond Index’s return of -0.47% over the 6-month period ended September 30, 2015 despite a volatile period for fixed income markets. Credit sensitive assets struggled, with HY debt and EMFI declining significantly – particularly in the last three months of the period. Not surprisingly, HY and EMFI were the worst performing sectors within the Fund. IG corporate credit also lagged, but performed in line with the Barclays U.S. Credit Index. Conversely MBS, which, as of the end of the reporting period, continued to have the largest allocation at 34.5% of the Fund’s portfolio, performed well, aided by non-Agency MBS collateral pools in the latter half of the period. Non-Agency RMBS within the Fund performed well due to the high interest income the securities generated, and appreciated moderately. Bank Loans and CLOs additionally contributed total return gains to the Fund over the period despite recent weakness in the last quarter of the period. Municipal holdings and Treasuries also added positive performance, but lagged other sectors held in the portfolio. CMBS slightly detracted from the performance of the Fund as the securities experienced periods of widening spreads caused by volatility in the credit markets.

Period Ended 9-30-15	6-months
I-Share	-0.46%
N-Share	-0.58%
Barclays U.S. Aggregate Bond Index	-0.47%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Emerging Markets Fixed Income Fund

Over the 6-month period ended September 30, 2015, the DoubleLine Emerging Markets Fixed Income Fund underperformed the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified. Over the second quarter of 2015, the Fund outperformed the Index, driven by strong security selection and an overweight position, relative to the Index, in Latin American (Latam) credits. The Fund saw strong performance by the Latam export sectors, such as large protein-processing companies, given their dollar revenue base and by energy credits following stabilizing oil prices during the second quarter. The Fund’s gains were reversed in the third quarter after China growth slowdown concerns started to further weigh on commodity prices and the global growth outlook, particularly in the Latin American region. In addition, the Fund’s zero allocation to sovereign and quasi-sovereign credits in Ukraine, Russia, and Argentina hurt performance since each of these three countries outperformed over the period.

Period Ended 9-30-15	6-months
I-Share	-2.94%
N-Share	-3.07%
JP Morgan Emerging Markets Bond Index Global Diversified	-2.04%

For additional performance information, please refer to the “Standardized Performance Summary.”

8	DoubleLine Funds Trust

September 30, 2015

DoubleLine Multi-Asset Growth Fund

The DoubleLine Multi-Asset Growth Fund underperformed the Blended Benchmark during the 6-month period ended September 30, 2015, while the Blended Benchmark declined -4.23%. Allocations to both domestic and international equities detracted from performance during the period, with the MSCI All-Country World Index (ACWI) declining -8.87% during the period. U.S. equities, as measured by the S&P 500® Index, were down -6.18%, while the Eurostoxx 50 and Nikkei 225 were down -13.95% and -8.85%, respectively. The fixed income sleeve of the Fund ended the period lower. Positions in U.S. Treasuries and MBS contributed to performance, while EM credit, Bank Loans, and HY credit detracted from performance. The real assets sleeve detracted from Fund performance, but significantly outperformed the S&P Goldman Sachs Commodity Index (GSCI), which was down -9.41% during the period.

Period Ended 9-30-15	6-months
I-Share	-7.07%
A-Share
Without Load	-7.20%
With Load	-11.15%
S&P 500® Index	-6.18%
Blended Benchmark*	-4.23%

*	Blended Benchmark: 60% Barclays U.S. Aggregate Bond Index/25% Morgan Stanley Capital International (MSCI) All Country World Index/15% S&P Goldman Sachs Commodity Index (GSCI) Total Return Index

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Low Duration Bond Fund

The DoubleLine Low Duration Bond Fund underperformed the Bank of America Merrill Lynch 1-3 Year U.S. Treasury Index’s return of 0.46% over the 6-month-period ended September 30, 2015. Credit sensitive assets struggled with EMFI declining significantly – particularly over the last three months. Not surprisingly, EMFI was the worst performing sector within the Fund returning a small negative total return. Conversely, MBS performed well aided by non-Agency collateral pools in the latter half of the period. Non-Agency RMBS within the Fund performed well due to the high interest income the securities generated, while also appreciating moderately. Bank Loans, CMBS and CLOs additionally contributed total return gains to the Fund over the 6-month reporting period despite recent weakness in the last quarter.

Period Ended 9-30-15	6-months
I-Share	0.34%
N-Share	0.31%
BofA/Merrill Lynch 1-3 Year U.S. Treasury Index	0.46%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Floating Rate Fund

For the 6-month period ended September 30, 2015, the DoubleLine Floating Rate Fund outperformed the S&P/LSTA Leveraged Loan Index return of -0.67%. The Fund benefited by being positioned in the higher quality end of the credit spectrum, with a significant overweight position to B-rated credits that returned 0.17% more than the overall Index, and a moderate underweight position to CCC-rated credits that returned 3.91% less than the overall Index. Furthermore, the Fund held no defaulted securities, which composed 2.08% of the Index for the period and generated a return of -26.75% for the period. Industry allocation had a positive contribution to relative performance, as the Fund maintained underweight positions of approximately 2.50% and 1.00% in Oil & Gas and Metals/Mining credits, respectively. Oil & Gas and Metals/Mining credits returned approximately -12.98% and -11.66% during the period, respectively. Furthermore, the Fund held minimal exposure to Paper, which had negative performance that was in-line with the two aforementioned industries. Other significant drivers included an underweight position in second lien loans, which returned -3.50% during the period. In addition, the Fund also held positions in higher quality unsecured bonds that generated a -3.14% return during the period, which detracted from relative performance as the Index does not hold these instruments.

Period Ended 9-30-15	6-months
I-Share	0.40%
N-Share	0.28%
S&P/LSTA Leveraged Loan Index	-0.67%

For additional performance information, please refer to the “Standardized Performance Summary.”

Semi-Annual Report	September 30, 2015	9

Management’s Discussion of Fund Performance (Cont.)	September 30, 2015

DoubleLine Shiller Enhanced CAPE®

In the 6-month period ended September 30, 2015, the DoubleLine Shiller Enhanced CAPE® underperformed the S&P 500® Index. During this period, the Fund’s exposure to the Shiller Barclays Enhanced CAPE® (“CAPE® Index”) detracted 6.43% from the Fund’s performance, while the Fund’s fixed income exposure added 0.07% to its performance. Over this period the CAPE® Index was exposed to consumer staples, healthcare, industrials, and technology. All four of these sectors declined in value during the period, with industrials declining the most and consumer staples declining the least. Within the fixed income portfolio, performance was mixed for the period; the best performing sector was MBS while the worst was HY.

Period Ended 9-30-15	6-months
I-Share	-6.36%
N-Share	-6.48%
S&P 500® Index	-6.18%
Shiller Barclays CAPE® U.S. Sector Total Return Index	-5.93%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Flexible Income Fund

The DoubleLine Flexible Income Fund underperformed during the 6-month period ended September 30, 2015 as credit assets fell significantly, particularly over the last three months of the period. Global fixed income markets were effected by concern over deteriorating growth, weakness in the commodities complex and a surprise currency devaluation in China. As such, both EMFI and HY were the worst performing sectors within the Fund. Conversely, MBS performed well, aided by non-Agency collateral pools in the latter half of the 6-month period. Non-Agency RMBS within the Fund performed well due to the high interest income the securities generated, while also appreciating moderately. Bank Loans, CMBS and CLOs additionally contributed total return gains to the Fund over the 6-month reporting period despite recent weakness in the last quarter of the period.

Period Ended 9-30-15	6-months
I-Share	-0.15%
N-Share	-0.26%
LIBOR* USD 3 Month	0.15%

*	LIBOR stands for the London Interbank Offered Rate.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Low Duration Emerging Markets Fixed Income Fund

Over the 6-month period ended September 30, 2015, the DoubleLine Low Duration Emerging Markets Fixed Income Fund underperformed the JP Morgan Corporate EMBI (CEMBI) Broad Diversified 1-3 Index. The Fund’s underperformance was due to an overweight allocation, relative to the Index, to credits in Latin America. Energy, mining and financial related credits in Brazil, Colombia, and Mexico held in the Fund saw negative returns on the back of lower commodity prices and slowing growth in the region. Performance also was hurt by exposure to commodity related producers in India and Indonesia. In addition, the Fund’s zero allocation to sovereign and quasi sovereign credits in Russia hurt relative performance, as Russian bonds outperformed over the period.

Period Ended 9-30-15	6-months
I-Share	-1.04%
N-Share	-1.16%
JP Morgan CEMBI Broad Diversified 1-3 Year Index	0.62%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Long Duration Total Return Bond Fund

For the 6-month period ended September 30, 2015, the DoubleLine Long Duration Total Return Bond Fund outperformed the Barclays U.S. Long Government/Credit Index return of -5.56%. The U.S yield curve steepened during that period with 10-year Treasury yields increasing

10	DoubleLine Funds Trust

September 30, 2015

by 11 bps and 30-year Treasury yields increasing by 32 bps. As a result of rising interest rates at the longer end of the curve, longer duration securities in general underperformed relative to their shorter duration counterparts within the fixed income markets. Within Agency RMBS, fixed rate CMOs performed the best; the sector faced declining valuations as a result of the increase in U.S. interest rates, but interest carry helped mitigate these declines in price. In contrast, U.S. Treasury exposure within the Fund detracted from performance the most as they suffered from price declines with less interest carry relative to the mortgage sector; however, the exposure to U.S. Treasuries remains an important allocation in managing the duration and convexity profile of the aggregate portfolio during this relatively low interest rate environment. Overall, the aggregate portfolio’s slightly shorter duration profile relative to the benchmark and the absence of corporate credit, which has faced widening spreads for the period due to concerns over global growth and the energy/oil markets, both benefited the Fund’s performance over the period.

Period Ended 9-30-15	6-months
I-Share	-1.75%
N-Share	-1.87%
Barclays Long Government/Credit Index	-5.56%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Strategic Commodity Fund

In the period from inception on May 18, 2015 through September 30, 2015, the DoubleLine Strategic Commodity Fund outperformed the broader commodity market, outperforming the Bloomberg Commodity Index (BCOM) return of -16.42% and the 17.28% return of the S&P GSCI. The Fund was exposed to both broad commodity-related beta and a long-short alpha strategy during the period. The Backwardation Focused Multi Commodity Beta Basket (beta) declined by 17.28% while the DoubleLine Commodity Long-Short Strategy (alpha) returned a positive 0.96% over this time. The outperformance of 3.93% over the BCOM was driven primarily by the alpha beta mix as the allocation to the alpha added to performance.

Period From 5-18-15 through 9-30-15	Since Inception (Not Annualized)
I-Share	-12.50%
N-Share	-12.60%
Bloomberg Commodity Index Total Return	-16.42%

*	Inception Date of 5-18-2015

For additional performance information, please refer to the “Standardized Performance Summary.”

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of September 30, 2015 and are subject to change at any time, are not guaranteed and should not be considered investment advice.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings.

This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities.

Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Investments in foreign securities involve political, economic, and currency risks, greater volatility, and differences in accounting methods. These risks are greater for investments in emerging markets.

Investments in securities related to real estate may decline in value as a result of factors affecting the real estate industry.

Commodity-linked derivative instruments may involve additional costs and risks such as changes in commodity index volatility or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Investing in derivatives could result in losing more than the amount invested.

Equities may decline in value due to both real and perceived general market, economic, and industry conditions.

Semi-Annual Report	September 30, 2015	11

Management’s Discussion of Fund Performance (Cont.)	September 30, 2015

Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. ETF investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Floating rate loans and other floating rate investments are subject to credit risk, interest rate risk, counterparty risk and financial services risks, among others.

Additional principal risks for the Funds can be found in the prospectus.

Diversification does not assure a profit or protect against loss in a declining market.

Credit ratings from Moody’s range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from Standard & Poor’s (S&P) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default.

Credit ratings are determined by the highest available credit rating from any Nationally Recognized Statistical Rating Agency (“NRSRO”, generally S&P, Moody’s and Fitch). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

Alpha—A measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index.

Backwardation—As the contract approaches expiration, the futures contract will trade at a higher price compared to when the contract was further away from expiration. This is said to occur due to the convenience yield being higher than the prevailing risk free rate.

Backwardation Focused Multi-Commodity Beta Basket—This basket is composed of futures contracts on eleven commodities, which were selected based on (i) the contracts’ historical backwardation relative to other commodity-related futures contracts and (ii) the contracts’ historical liquidity. Of the commodities represented in the basket, five are in the energy sector, two are in the industrial metals sector, and four are in the agricultural and livestock sectors.

Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Barclays U.S. CMBS Index—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages.

Barclays U.S. Credit Index—This index comprises the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities. The US Credit Index was called the US Corporate Investment Grade Index until July 2000, when it was renamed to reflect its inclusion of both corporate and non-corporate issuers.

Barclays U.S. Long Government/Credit Index—The index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt.

Barclays U.S. MBS Index—This index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Basis Point—A basis point (bps) equals to 0.01%.

Bank of America (BofA)/Merrill Lynch 1-3 Year U.S. Treasury Index—This index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

Beta—The measure of a mutual fund’s volatility in relation to the market. By definition, the market has a beta of 1.0, and individual mutual funds are ranked according to how much they deviate from the market. A beta of above 1.0 means the fund swings more than the market. If the fund moves less than the market, the beta is less than 1.0.

BSE India Sensitive Index (Sensex)—A cap-weighted index whose members are chosen based on liquidity, depth and floating-stock-adjustment depth and industry representation.

Bloomberg Commodity Index (BCOM)—An index calculated on an excess return basis that reflects commodity futures price movements. The index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from 6th-10th business day based on the roll schedule.

Cash Flow—A measure of the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Citi High-Yield Cash-Pay Capped Index—This index represents the cash-pay securities of the Citigroup High-Yield Market Capped Index, which represents a modified version of the High Yield Market Index by delaying the entry of fallen angel issues and capping the par value of individual issuers at $5 billion par amount outstanding.

Cotation Assistee en Continu 40 (CAC 40)—The CAC 40 Index which is a French stock market index. It tracks 40 of the largest French stocks on the Paris Bourse, or stock exchange.

Deutsche Borse AG German Stock Index (DAX)—The German stock index, which represents 30 of the largest and most liquid German companies that trade on the Frankfurt Exchange.

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

Eurostoxx 50—A stock index of eurozone stocks designed by STOXX, an index provider owned by Deutsche Borse Group and SIX group, with the goal of providing a blue-chip representation of Supersector leaders in the eurozone.

Financial Times Stock Exchange 100 (FTSE 100)—A capitalization-weighted index of the 100 most highly capitalized companies traded on the London Stock Exchange.

Financial Times Stock Exchange Milano Italia Borsa (FTSE MIB)—The benchmark stock market index for the Borsa Italiana, the Italian national stock exchange, which superseded the MIB-30 in September 2004. The index consists of the 40 most-traded stock classes on the exchange.

Hang Seng Index—A free-float capitalization-weighted index of a selection of companies from the Stock Exchange of Hong Kong. The components of the index are divided into four subindices: Commerce and Industry, Finance, Utilities, and Properties.

Ibovespa Brasil Sao Paulo Stock Exchange Index (Bovespa)—A gross return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange. The Bovespa Index has been divided 10 times by a factor of 10 since January 1, 1985.

Indice Bursatil Espanol (IBEX)—The official index of the Spanish Continuous Market. The index is comprised of the 35 most liquid stocks traded on the Continuous market. It is calculated, supervised and published by the Sociedad de Bolsas.

12	DoubleLine Funds Trust

September 30, 2015

Investment Grade—Securities rated AAA to BBB- are considered to be investment grade. A bond is considered investment grade if its credit rating is BBB- or higher by Standard & Poor’s or Baa3 by Moody’s. Ratings based on corporate bond model. The higher the rating, the more likely the bond is to pay back at par/$100 cents on the dollar. AAA is considered the highest quality and the lowest degree of risk. They are considered to be extremely stable and dependable.

JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified 1-3 Year Index—This index is a market capitalization weighted index consisting of US-denominated Emerging Market corporate bonds with 1-3 year maturity. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified—This Index is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by EMBI Global.

Korea Composite Stock Price Index (Kospi)—A market capitalization weighted index of all common stocks traded on the Stock Market Division—previously, Korea Stock Exchange—of the Korea Exchange. It is the representative stock market index of South Korea, similar to the Dow Jones Industrial Average or S&P 500 in the United States.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

London Interbank Offered Rate (LIBOR)—An indicative average interest rate at which a selection of banks known as the panel banks are prepared to lend one another unsecured funds on the London money market.

Morgan Stanley Capital International All Country World Index (MSCI ACWI)—The Index is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, including both developed and emerging markets.

Morgan Stanley Capital International Emerging Markets Index (MSCI EM)—The Index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. It consists of indices in 26 emerging economies, including but not limited to, Argentina, Brazil, China, India, Poland, Thailand, Turkey, and Venezuela.

Morgan Stanley Capital International Russia Index—A free-float capitalization-weighted index used to track the equity market performance of Russian securities on the MICEX Stock Exchange.

Mortgage Bankers Association (MBA) Purchase Index—An index that includes all mortgage applications for purchases of single-family homes. It covers the entire market, both conventional and government loans and all products.

Nikkei 225 Index—A price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange. The Nikkei is equivalent to the Dow Jones Industrial Average Index in the U.S.

Russell 1000® Value Index—This index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Shanghai Composite Index—A capitalization-weighted index that tracks the daily performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

Shiller Barclays CAPE® US Sector Total Return Index—An index that incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). It aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to mitigate the effects of potential value traps.

Spread—The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk.

S&P 500® Index—The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

S&P Goldman Sachs Commodity Index (GSCI)—This composite index of commodity sector returns represents a broadly diversified, unleveraged, long-only position in commodity futures. The index’s components qualify for inclusion in the index based on liquidity measures and are weighted in relation to their global production levels, making the Index a valuable economic indicator and commodities market benchmark. The GSCI Excess Return index is one of the three S&P GSCI Indices published, measuring the return accrued from investing in uncollateralized nearby commodity futures. This Excess Return Index includes an Energy component, which was referenced in this commentary.

S&P/LSTA Leveraged Loan Index—Capitalization-weighted syndicated loan indices are based upon market weightings, spreads and interest payments, and this index covers the U.S. market back to 1997 and currently calculates on a daily basis. Created by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ, the review provides an overview and outlook of the leveraged loan market as well as an expansive review of the S&P Leveraged Loan Index and sub-indexes. The review consists of index general characteristics, results, risk-return profile, default/distress statistics, and repayment analysis.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

The DoubleLine Funds are distributed by Quasar Distributors, LLC.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

Semi-Annual Report	September 30, 2015	13

Standardized Performance Summary	(Unaudited) September 30, 2015

As of September 30, 2015

DBLTX/DLTNX
Total Return Bond Fund Returns as of September 30, 2015	6 Months	1 Year	3 Year Annualized	5 Year Annualized	Since Inception Annualized (4-6-10)	Gross Expense Ratio
I-share (DBLTX)	1.17%	4.23%	3.42%	5.91%	8.05%	0.47%
N-share (DLTNX)	1.04%	4.07%	3.20%	5.66%	7.80%	0.72%
Barclays U.S. Aggregate Bond Index	-0.47%	2.94%	1.71%	3.10%	4.03%
DBLFX/DLFNX
Core Fixed Income Fund Returns as of September 30, 2015	6 Months	1 Year	3 Year Annualized	5 Year Annualized	Since Inception Annualized (6-1-10)	Gross Expense Ratio
I-share (DBLFX)	-0.46%	2.79%	2.63%	5.32%	6.35%	0.50%
N-share (DLFNX)	-0.58%	2.54%	2.40%	5.07%	6.10%	0.75%
Barclays U.S. Aggregate Bond Index	-0.47%	2.94%	1.71%	3.10%	3.67%
DBLEX/DLENX
Emerging Markets Fixed Income Fund Returns as of September 30, 2015	6 Months	1 Year	3 Year Annualized	5 Year Annualized	Since Inception Annualized (4-6-10)	Gross Expense Ratio
I-share (DBLEX)	-2.94%	-4.84%	1.07%	4.19%	5.06%	0.90%
N-share (DLENX)	-3.07%	-5.17%	0.82%	3.94%	4.81%	1.15%
JP Morgan Emerging Markets Bond Index Global Diversified	-2.04%	-0.62%	1.50%	4.73%	6.01%
DMLIX/DMLAX
Multi-Asset Growth Fund Returns as of September 30, 2015	6 Months	1 Year	3 Year Annualized		Since Inception Annualized (12-20-10)	Gross Expense Ratio	Net Expense Ratio*
I-share (DMLIX)	-7.07%	-1.41%	0.65%		1.82%	1.49%	1.39%
A-share (DMLAX)						1.74%	1.64%
A-share (No Load)	-7.20%	-1.76%	0.33%		1.53%
A-share (With Load)	-11.15%	-5.94%	-1.11%		0.61%
S&P 500® Index TR	-6.18%	-0.61%	12.40%		11.80%
Blended Benchmark**	-4.23%	-7.10%	-0.28%		1.98%
DBLSX/DLSNX
Low Duration Bond Fund Returns as of September 30, 2015	6 Months	1 Year	3 Year Annualized		Since Inception Annualized (9-30-11)	Gross Expense Ratio
I-share (DBLSX)	0.34%	1.10%	1.55%		2.23%	0.46%
N-share (DLSNX)	0.31%	0.95%	1.33%		1.99%	0.71%
BofA/Merrill Lynch 1-3 Year U.S. Treasury Index	0.46%	1.16%	0.67%		0.65%
DBFRX/DLFRX
Floating Rate Fund Returns as of September 30, 2015	6 Months	1 Year			Since Inception Annualized (2-1-13)	Gross Expense Ratio+	Net Expense Ratio*
I-share (DBFRX)	0.40%	3.44%			2.87%	0.68%	0.71%
N-share (DLFRX)	0.28%	3.18%			2.70%	0.93%	0.96%
S&P / LSTA Leveraged Loan Index	-0.67%	0.92%			2.72%
DSEEX/DSENX
Shiller Enhanced CAPE® Returns as of September 30, 2015	6 Months	1 Year			Since Inception Annualized (10-31-13)	Gross Expense Ratio	Net Expense Ratio*
I-share (DSEEX)	-6.36%	1.99%			9.08%	0.84%	0.67%
N-share (DSENX)	-6.48%	1.66%			8.78%	1.09%	0.92%
S&P 500® Index	-6.18%	-0.61%			6.97%
Shiller Barclays CAPE® U.S. Sector Total Return Index	-5.93%	1.39%			7.49%

14	DoubleLine Funds Trust

(Unaudited) September 30, 2015

DFLEX/DLINX
Flexible Income Fund Returns as of September 30, 2015	6 Months	1 Year	Since Inception Annualized (4-7-14)	Gross Expense Ratio	Net Expense Ratio*
I-share (DFLEX)	-0.15%	1.65%	2.48%	1.35%	0.84%
N-share (DLINX)	-0.26%	1.40%	2.26%	1.60%	1.09%
LIBOR USD 3 Month	0.15%	0.27%	0.27%
DBLLX/DELNX
Low Duration Emerging Markets Fixed Income Fund Returns as of September 30, 2015	6 Months	1 Year	Since Inception Annualized (4-7-14)	Gross Expense Ratio	Net Expense Ratio*
I-share (DBLLX)	-1.04%	-1.93%	0.58%	0.91%	0.59%
N-share (DELNX)	-1.16%	-2.06%	0.42%	1.16%	0.84%
JP Morgan CEMBI Broad Diversified 1-3 Year Index	0.62%	1.65%	1.74%
DBLDX/DLLDX
Long Duration Total Return Bond Fund Returns as of September 30, 2015	6 Months		Since Inception (12-15-14)	Gross Expense Ratio	Net Expense Ratio***
I-share (DBLDX)	-1.75%		3.31%	1.33%	0.65%
N-share (DLLDX)	-1.87%		3.02%	1.58%	0.90%
Barclays Long Government/Credit Index	-5.56%		-1.95%
DBCMX/DLCMX
Strategic Commodity Fund Returns as of September 30, 2015			Since Inception (5-18-15)	Gross Expense Ratio	Net Expense Ratio****
I-share (DBCMX)			-12.50%	1.30%	1.11%
N-share (DLCMX)			-12.60%	1.55%	1.36%
Bloomberg Commodity Index Total Return			-16.42%

The performance information shown assumes the reinvestment of all dividends and distributions. Returns over 1- year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the fund may be lower or higher than the performance quoted. The Funds’ gross and net expense ratios are taken from the most recent prospectus and may change over time. The Funds’ gross expense ratio also includes “acquired fund fees and expenses,” which are expenses incurred indirectly as a result of a Fund’s investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the expense ratios will not correlate to the expense ratios in the Funds’ financial statements, since financial statements only include direct costs of the Funds and not indirect costs of investing in the underlying funds. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

Performance data shown for the Multi-Asset Growth Fund Class reflects the Class A maximum sales charge of 4.25%. Performance data shown for the Class A No Load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. The Multi-Asset Growth Fund imposes a Deferred Sales Charge of 0.75% on purchases of $1 million or more of Class A shares if redeemed within 18 months of purchase. The Multi-Asset Growth Fund and Floating Rate Fund impose a 1.00% redemption fee on all share classes if shares are sold within 90 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

*The Adviser has contractually agreed to waive fees and reimburse expenses through July 31, 2016. For additional information regarding these expense limitation arrangements, please see Note 3 in the Notes to Financial Statements.

**The Blended Benchmark for the Multi-Asset Growth Fund is 60% Barclays U.S. Aggregate Bond Index, 25% MSCI All Country World Index & 15% SP GSCI Total Return Index.

***The Adviser has contractually agreed to waive fees and reimburse expenses through November 20, 2016.

****The Adviser has contractually agreed to waive fees and reimburse expenses through May 14, 2016.

+ The Gross Expense Ratio for the Floating Rate Fund is lower than its Net Expense Ratio because the Advisor recouped 0.03% in fees it had waived or expenses it had reimbursed in a prior period pursuant to an expense limitation agreement with the Fund.

Mutual Fund Investing involves risk. Principal loss is possible.

Semi-Annual Report	September 30, 2015	15

Schedule of Investments DoubleLine Total Return Bond Fund	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 1.3%

	AVANT Loans Funding Trust,
18,845,954	Series 2015-A-A	4.00%	^	08/16/2021	18,817,685

	Blue Elephant Loan Trust,
11,633,749	Series 2015-1-A	3.12%	^	12/15/2022	11,633,749

	CAN Capital Funding LLC,
50,000,000	Series 2012-1A-B1	3.12%	^	04/15/2020	49,900,000

	Citi Held For Asset Issuance,
66,799,752	Series 2015-PM1-A	1.85%	^	12/15/2021	66,672,832
29,000,000	Series 2015-PM1-B	2.93%	^	12/15/2021	28,808,600
10,500,000	Series 2015-PM1-C	5.01%	^	12/15/2021	10,519,950

	Commonbond Student Loan Trust,
31,758,280	Series 2015-A-A	3.20%	^	06/25/2032	32,179,760

	Consumer Credit Origination Loan Trust,
40,087,439	Series 2015-1-A	2.82%	^	03/15/2021	40,272,101

	DB Master Finance LLC,
54,227,500	Series 2015-1A-A2I	3.26%	^	02/20/2045	54,677,019
37,312,500	Series 2015-1A-A2II	3.98%	^	02/20/2045	37,704,934

	Eaglewood Consumer Loan Trust,
114,000,000	Series 2014-1-A	3.50%	^¥	10/15/2019	114,467,400

	ECAF Ltd.,
75,000,000	Series 2015-1A-A2	4.95%	^	06/15/2040	75,172,500

	MarketPlace Loan Trust,
42,757,239	Series 2015-CB1-A	4.00%	^	07/15/2021	42,710,206

	Nelnet Student Loan Trust,
29,300,000	Series 2007-2A-B1	1.47%	#^	09/25/2035	27,184,452

	Progreso Receivables Funding II LLC,
9,000,000	Series 2014-A-A	3.50%	^	07/08/2019	9,002,700

	Total Asset Backed Obligations (Cost $619,349,215)				619,723,888

COLLATERALIZED LOAN OBLIGATIONS 4.4%

	Adams Mill Ltd.,
20,000,000	Series 2014-1A-A1	1.77%	#^	07/15/2026	19,924,168
10,000,000	Series 2014-1A-C1	3.29%	#^	07/15/2026	9,860,253

	AIMCO,
13,100,378	Series 2006-AA-A1	0.58%	#^	08/20/2020	13,024,969

	ALM Loan Funding,
27,725,000	Series 2012-7A-A1	1.71%	#^	10/19/2024	27,692,686

	Anchorage Capital Ltd.,
3,500,000	Series 2014-4A-A1A	1.74%	#^	07/28/2026	3,468,566

	Apidos Ltd.,
1,500,000	Series 2006-4A-C	1.05%	#^	10/27/2018	1,489,020
1,500,000	Series 2006-4A-D	1.80%	#^	10/27/2018	1,490,664
13,338,281	Series 2007-5A-A18	0.52%	#^	04/15/2021	13,233,737
43,900,000	Series 2013-16A-A1	1.74%	#^	01/19/2025	43,657,905
5,500,000	Series 2014-18A-B	3.10%	#^	07/22/2026	5,406,572
25,000,000	Series 2014-19A-A1	1.79%	#^	10/17/2026	24,893,175
23,000,000	Series 2015-20A-A1	1.84%	#^	01/16/2027	22,966,307

	ARES Ltd.,
4,871,029	Series 2007-12A-A	0.96%	#^	11/25/2020	4,800,166
25,000,000	Series 2013-1A-B	2.04%	#^	04/15/2025	24,632,495
6,500,000	Series 2013-1A-D	4.04%	#^	04/15/2025	6,264,394
4,087,872	Series 2014-30A-A2	1.14%	#^	04/20/2023	4,070,100

	Atrium Corporation,
31,465,589	Series 5A-A2A	0.55%	#^	07/20/2020	31,274,895

	Avery Point Ltd.,
3,950,000	Series 2013-2A-D	3.74%	#^	07/17/2025	3,720,277
5,000,000	Series 2014-1A-A	1.82%	#^	04/25/2026	4,985,275

	Babson Ltd.,
4,500,000	Series 2014-3A-D2	4.59%	#^	01/15/2026	4,488,381
4,750,000	Series 2014-IIA-C	3.07%	#^	10/17/2026	4,652,253
3,750,000	Series 2014-IIA-D	3.77%	#^	10/17/2026	3,592,865

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Baker Street Funding Ltd.,
5,000,000	Series 2005-1A-B	0.79%	#^	12/15/2018	4,945,517

	Birchwood Park Ltd.,
5,000,000	Series 2014-1A-C2	3.44%	#^	07/15/2026	4,997,489
6,500,000	Series 2014-1A-D2	4.49%	#^	07/15/2026	6,494,747

	BlackRock Senior Income,
4,905,405	Series 2006-4A-A	0.53%	#^	04/20/2019	4,886,863
2,398,276	Series 2007-5A-A3	0.54%	#^	08/13/2019	2,374,293

	BlueMountain Ltd.,
54,000,000	Series 2012-2A-A1	1.75%	#^	11/20/2024	54,065,270
19,000,000	Series 2012-2A-B1	2.39%	#^	11/20/2024	19,023,993
16,150,000	Series 2012-2A-C	3.08%	#^	11/20/2024	16,131,851
33,150,000	Series 2013-1A-A1	1.52%	#^	05/15/2025	32,732,615
4,000,000	Series 2013-4A-A	1.79%	#^	04/15/2025	3,988,454
5,000,000	Series 2014-3A-A1	1.77%	#^	10/15/2026	4,967,881
6,250,000	Series 2014-4A-B1	2.72%	#^	11/30/2026	6,260,857
50,000,000	Series 2015-3A-A1	1.81%	#^	10/20/2027	49,894,260

	Bridgeport Ltd.,
661,316	Series 2006-1A-A1	0.54%	#^	07/21/2020	653,895

	Brookside Mill Ltd.,
17,000,000	Series 2013-1A-C1	2.99%	#^	04/17/2025	16,323,747

	Callidus Debt Partners Fund Ltd.,
17,562,627	Series 2007-6A-A1T	0.55%	#^	10/23/2021	17,228,991

	Canyon Capital Ltd.,
9,500,000	Series 2012-1A-B1	2.24%	#^	01/15/2024	9,424,026
1,000,000	Series 2014-1A-B	2.95%	#^	04/30/2025	966,980

	Carlyle Global Market Strategies Ltd.,
17,000,000	Series 2014-3A-B	3.45%	#^	07/27/2026	16,934,847
2,500,000	Series 2014-3A-C2	4.50%	#^	07/27/2026	2,502,133

	Carlyle High Yield Partners Ltd.,
1,750,000	Series 2006-8A-B	0.71%	#^	05/21/2021	1,698,736
5,401,557	Series 2007-10A-A2A	0.50%	#^	04/19/2022	5,313,240

	Catamaran Ltd.,
8,500,000	Series 2015-1A1-B	2.50%	#^	04/22/2027	8,556,715
47,000,000	Series 2015-1A-A	1.85%	#^	04/22/2027	46,870,910

	Cent Ltd.,
5,000,000	Series 2005-10A-D	2.09%	#^	12/15/2017	4,948,940
12,245,478	Series 2006-11A-A1	0.56%	#^	04/25/2019	12,101,672
1,679,940	Series 2007-14A-A1	0.53%	#^	04/15/2021	1,650,442
14,112,285	Series 2007-14A-A2A	0.52%	#^	04/15/2021	13,886,050
6,250,000	Series 2014-22A-B	3.51%	#^	11/07/2026	6,257,601
7,250,000	Series 2014-22A-C	4.06%	#^	11/07/2026	7,007,395

	Covenant Credit Partners Ltd.,
5,000,000	Series 2014-1A-A	1.77%	#^	07/20/2026	4,960,927

	Crown Point Ltd.,
8,851,498	Series 2012-1A-A1LB	1.78%	#^	11/21/2022	8,827,995

	Dryden Leveraged Loan,
5,000,000	Series 2006-11A-C1	1.89%	#^	04/12/2020	4,850,102

	Dryden Senior Loan Fund,
10,000,000	Series 2012-25A-B1	2.54%	#^	01/15/2025	10,017,991

	Flagship Ltd.,
25,000,000	Series 2014-8A-A	1.85%	#^	01/16/2026	24,877,357

	Flatiron Ltd.,
18,100,000	Series 2013-1A-A1	1.69%	#^	01/17/2026	17,993,605
6,750,000	Series 2014-1A-C	3.59%	#^	07/17/2026	6,280,614

	Fortress Credit Ltd.,
10,000,000	Series 2013-1A-A	1.47%	#^	01/19/2025	9,827,273
10,000,000	Series 2013-1A-B	2.19%	#^	01/19/2025	9,820,261

	Galaxy Ltd.,
2,000,000	Series 2013-15A-A	1.54%	#^	04/15/2025	1,982,301
13,000,000	Series 2013-15A-B	2.14%	#^	04/15/2025	12,899,436
13,100,000	Series 2013-15A-C	2.89%	#^	04/15/2025	12,879,481
6,125,000	Series 2013-15A-D	3.69%	#^	04/15/2025	5,846,235

	GLG Ore Hill Ltd.,
37,000,000	Series 2013-1A-A	1.41%	#^	07/15/2025	36,169,694

16	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GoldenTree Loan Opportunities Ltd.,
30,000,000	Series 2014-9A-A	1.80%	#^	10/29/2026	29,893,083

	Halcyon Loan Advisors Funding Ltd.,
6,500,000	Series 2014-2A-C	3.79%	#^	04/28/2025	5,962,989
1,750,000	Series 2014-2A-D	5.29%	#^	04/28/2025	1,429,574
5,000,000	Series 2014-3A-D	3.95%	#^	10/22/2025	4,588,882

	Harbourview Ltd.,
30,000,000	Series 7A-A1	1.92%	#^	11/18/2026	29,927,916

	Hildene Ltd.,
25,000,000	Series 2014-3A-A	1.89%	#^	10/20/2026	24,940,830
5,000,000	Series 2015-4A-A1A	1.78%	#^	07/23/2027	4,957,806

	ICE Global Credit Ltd.,
20,000,000	Series 2013-1A-A1	2.04%	#^¥	04/20/2024	18,606,000
15,000,000	Series 2013-1A-B2	2.84%	#^¥	04/20/2024	12,786,000

	ING Ltd.,
14,249,737	Series 2007-5A-A1A	0.53%	#^	05/01/2022	14,131,186
11,518,131	Series 2012-1RA-A1R	1.54%	#^	03/14/2022	11,506,193
10,500,000	Series 2013-3A-A1	1.91%	#	08/01/2020	10,121,719
3,415,000	Series 2013-3A-A1	1.74%	#^	01/18/2026	3,387,542
4,250,000	Series 2013-3A-B	2.99%	#^	01/18/2026	4,198,962

	Jamestown Ltd.,
15,000,000	Series 2012-1A-A1	1.73%	#^	11/05/2024	15,014,652
50,000,000	Series 2013-3A-A1A	1.62%	#^	01/15/2026	49,656,240
15,000,000	Series 2014-4A-A1A	1.79%	#^	07/15/2026	14,905,288
28,750,000	Series 2015-6A-A1A	1.93%	#^	02/20/2027	28,653,984

	KVK Ltd.,
20,000,000	Series 2013-1A-A	1.69%	#^	04/14/2025	19,915,412

	Landmark Ltd.,
9,500,000	Series 2006-8A-C	1.04%	#^	10/19/2020	9,231,706

	LCM LP,
3,650,000	Series 11A-D2	4.24%	#^	04/19/2022	3,658,658
12,600,000	Series 13A-C	3.19%	#^	01/19/2023	12,614,714
7,825,000	Series 14A-D	3.79%	#^	07/15/2025	7,492,397
21,000,000	Series 16A-A	1.79%	#^	07/15/2026	20,923,722
2,750,000	Series 16A-D	3.89%	#^	07/15/2026	2,645,558
7,500,000	Series 6A-C	1.13%	#^	05/28/2019	7,390,371

	Limerock Ltd.,
7,250,000	Series 2014-2A-A	1.79%	#^	04/18/2026	7,244,714
25,000,000	Series 2014-3A-A1	1.82%	#^	10/20/2026	24,921,320

	Madison Park Funding Ltd.,
4,468,463	Series 2007-4A-A1A	0.54%	#^	03/22/2021	4,410,137
3,000,000	Series 2014-14A-C1	3.39%	#^	07/20/2026	3,007,421
5,500,000	Series 2014-15A-C	4.00%	#^	01/27/2026	5,405,080

	Magnetite Ltd.,
19,250,000	Series 2015-12A-A	1.79%	#^	04/15/2027	19,149,363

	MAPS Fund Ltd.,
10,000,000	Series 2007-2A-B	1.19%	#^	07/20/2022	9,637,522

	Marathon Ltd.,
17,000,000	Series 2013-5A-A2A	2.63%	#^	02/21/2025	17,021,224

	Mountain Capital Ltd.,
1,148,771	Series 2007-6A-A	0.53%	#^	04/25/2019	1,142,901

	Nautique Funding Ltd.,
6,291,562	Series 2006-1A-A1A	0.54%	#^	04/15/2020	6,225,055
2,000,000	Series 2006-1A-C	1.99%	#^	04/15/2020	1,955,315

	Nomad Ltd.,
9,000,000	Series 2013-1A-B	3.12%	#^	01/15/2025	8,895,961
3,500,000	Series 2013-1A-C	3.67%	#^	01/15/2025	3,334,904

	Northwoods Capital Corporation,
30,000,000	Series 2012-9A-A	1.71%	#^	01/18/2024	29,734,632
16,660,000	Series 2013-10-A1	1.71%	#^	11/04/2025	16,467,854

	Nylim Flatiron Ltd.,
6,670,929	Series 2006-1A-A2A	0.53%	#^	08/08/2020	6,640,980

	Oak Hill Credit Partners,
29,000,000	Series 2012-7A-A	1.75%	#^	11/20/2023	28,926,932
18,000,000	Series 2012-7A-B1	2.58%	#^	11/20/2023	18,104,317

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Ocean Trails,
50,000,000	Series 2014-5A-A2	1.95%	#^	10/13/2026	49,975,345

	OCP Ltd.,
9,000,000	Series 2012-2A-A2	1.81%	#^	11/22/2023	9,022,401
1,013,113	Series 2012-2A-X2	1.81%	#^	11/22/2023	1,014,283
10,000,000	Series 2013-3A-B	3.04%	#^	01/17/2025	9,791,786

	Octagon Investment Partners Ltd.,
20,000,000	Series 2013-1A-A	1.58%	#^	01/19/2025	19,778,920
3,500,000	Series 2014-1A-A	1.81%	#^	04/15/2026	3,490,695
15,000,000	Series 2014-1A-A	1.75%	#^	08/12/2026	14,904,310
13,500,000	Series 2014-1A-B	3.48%	#^	11/14/2026	13,396,161
5,500,000	Series 2014-1A-C	3.93%	#^	11/14/2026	5,265,180
1,500,000	Series 2014-1A-C2	3.80%	#^	11/22/2025	1,489,176

	OHA Intrepid Leverage Loan Fund Ltd.,
15,555,451	Series 2011-1AR-AR	1.20%	#^	04/20/2021	15,562,148
10,000,000	Series 2011-1AR-DR	3.33%	#^	04/20/2021	10,029,164

	OZLM Funding Ltd.,
9,000,000	Series 2013-5A-A1	1.79%	#^	01/17/2026	8,973,247

	OZLM Ltd.,
6,700,000	Series 2014-6A-A1	1.84%	#^	04/17/2026	6,692,846
25,000,000	Series 2014-9A-A1	1.87%	#^	01/20/2027	24,981,995
38,500,000	Series 2015-11A-A1A	1.85%	#^	01/30/2027	38,402,564
5,000,000	Series 2015-11A-A2A	2.55%	#^	01/30/2027	4,991,128

	Race Point Ltd.,
25,000,000	Series 2012-7A-A	1.73%	#^	11/08/2024	24,943,750
24,000,000	Series 2012-7A-B	2.56%	#^	11/08/2024	24,008,218
5,500,000	Series 2013-8A-B	2.23%	#^	02/20/2025	5,449,919

	Regatta Funding Ltd.,
30,000,000	Series 2014-1A-A1A	1.86%	#^	10/25/2026	29,889,481

	Saturn Ltd.,
3,200,000	Series 2007-1A-D	4.31%	#^	05/13/2022	3,107,737

	Sierra Ltd.,
6,500,000	Series 2006-2A-A2L	0.73%	#^	01/22/2021	6,452,937

	Sound Harbor Loan Fund Ltd.,
25,000,000	Series 2014-1A-A1	1.80%	#^	10/30/2026	24,884,427

	Steele Creek Ltd.,
22,000,000	Series 2014-1A-A1	1.93%	#^	08/21/2026	21,913,989

	Symphony Ltd.,
29,500,000	Series 2013-11A-B1	2.49%	#^	01/17/2025	29,409,388
10,250,000	Series 2013-11A-C	3.44%	#^	01/17/2025	10,166,922

	Thacher Park Ltd.,
2,000,000	Series 2014-1A-C	3.34%	#^	10/20/2026	1,989,418
4,500,000	Series 2014-1A-D1	3.82%	#^	10/20/2026	4,295,595

	Venture Ltd.,
11,516,062	Series 2006-1A-A1	0.54%	#^	08/03/2020	11,353,163
6,981,098	Series 2007-8A-A2A	0.52%	#^	07/22/2021	6,875,658
17,000,000	Series 2014-17A-A	1.77%	#^	07/15/2026	16,893,724
3,250,000	Series 2014-17A-B2	2.39%	#^	07/15/2026	3,222,762

	Voya Ltd.,
23,000,000	Series 2014-4A-A1	1.79%	#^	10/14/2026	22,937,196

	Washington Mill Ltd.,
56,500,000	Series 2014-1A-A1	1.79%	#^	04/20/2026	56,302,600
5,000,000	Series 2014-1A-B1	2.34%	#^	04/20/2026	4,943,348
4,750,000	Series 2014-1A-C	3.29%	#^	04/20/2026	4,679,897

	Westwood Ltd.,
9,692,574	Series 2006-1X-A1	0.57%	#	03/25/2021	9,552,194
15,933,413	Series 2007-2A-A1	0.52%	#^	04/25/2022	15,723,922

	WhiteHorse Ltd.,
50,000,000	Series 2012-1A-A1L	1.70%	#^	02/03/2025	49,807,610

	Wind River Ltd.,
59,000,000	Series 2012-1A-A	1.69%	#^	01/15/2024	58,920,946
18,000,000	Series 2012-1A-B1	2.39%	#^	01/15/2024	18,028,469
13,750,000	Series 2012-1A-C1	3.34%	#^	01/15/2024	13,715,776
19,000,000	Series 2014-1A-A	1.81%	#^	04/18/2026	18,913,784

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	17

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Zais Ltd.,
30,000,000	Series 2014-2A-A1A	1.80%	#^	07/25/2026	29,810,682

	Total Collateralized Loan Obligations (Cost $2,183,948,920)				2,176,634,682

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 7.4%

	BAMLL Commercial Mortgage Securities Trust,
10,150,000	Series 2011-07C1-A3B	5.38%	^	12/15/2016	10,429,364
8,350,000	Series 2014-IP-E	2.81%	#^	06/15/2028	8,292,180

	Banc of America Commercial Mortgage Trust,
19,741,000	Series 2006-4-AM	5.68%		07/10/2046	20,381,773
5,038,000	Series 2006-6-AM	5.39%		10/10/2045	5,221,723
27,685,000	Series 2007-1-AMFX	5.48%	#	01/15/2049	28,721,817
11,700,000	Series 2007-2-AM	5.79%	#	04/10/2049	12,283,040
59,298,515	Series 2007-5-AM	5.77%	#	02/10/2051	62,780,731
222,928,719	Series 2007-5-XW	0.50%	#^ I/O	02/10/2051	1,476,457
4,000,000	Series 2015-UBS7-B	4.37%	#	09/15/2048	4,174,800
60,777,000	Series 2015-UBS7-XA	0.95%	# I/O	09/15/2048	3,999,127

	Bear Stearns Commercial Mortgage Securities, Inc.,
4,848,000	Series 2006-PW13-AJ	5.61%	#	09/11/2041	4,896,562
19,225,000	Series 2006-PW14-AM	5.24%		12/11/2038	19,983,590
7,180,000	Series 2007-PW15-AM	5.36%		02/11/2044	7,383,919
28,000,000	Series 2007-PW16-AM	5.90%	#	06/11/2040	29,716,134
12,815,000	Series 2007-PW17-AMFL	0.90%	#^	06/11/2050	12,597,850
4,500,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	4,556,763

	Boca Hotel Portfolio Trust,
9,500,000	Series 2013-BOCA-E	3.96%	#^	08/15/2026	9,502,308

	CD Commercial Mortgage Trust,
45,625,000	Series 2006-CD2-AM	5.53%	#	01/15/2046	45,951,812
99,887,000	Series 2007-CD4-AMFX	5.37%	#	12/11/2049	103,344,289
814,230	Series 2007-CD4-ASB	5.28%		12/11/2049	815,885

	CDGJ Commercial Mortgage Trust,
33,200,000	Series 2014-BXCH-B	2.06%	#^	12/15/2027	33,077,459

	Citigroup Commercial Mortgage Trust,
19,881,000	Series 2007-C6-AM	5.90%	#	12/10/2049	20,869,404
7,020,000	Series 2007-C6-AMFX	5.90%	#^	12/10/2049	7,348,283
11,250,000	Series 2008-C7-AM	6.35%	#	12/10/2049	12,117,803
294,703,986	Series 2012-GC8-XA	2.35%	#^ I/O	09/10/2045	26,072,462
9,011,000	Series 2014-GC25-A4	3.64%		10/10/2047	9,430,908
199,152,738	Series 2014-GC25-XA	1.25%	# I/O	10/10/2047	15,078,152
50,000,000	Series 2015-GC27-A5	3.14%		02/10/2048	50,044,400
6,265,000	Series 2015-GC27-B	3.77%		02/10/2048	6,249,294
8,216,000	Series 2015-GC27-D	4.58%	#^	02/10/2048	6,992,625
223,588,081	Series 2015-GC27-XA	1.60%	# I/O	02/10/2048	21,984,410
14,310,000	Series 2015-GC33-C	4.57%		09/10/2058	14,051,853
181,153,000	Series 2015-GC33-XA	0.99%	# I/O	09/10/2058	13,055,108

	COBALT Commercial Mortgage Trust,
17,400,000	Series 2007-C2-AJFX	5.57%	#	04/15/2047	17,524,045
22,750,000	Series 2007-C2-AMFX	5.53%	#	04/15/2047	23,998,327

	Colony Mortgage Capital Ltd.,
7,591,000	Series 2015-FL3-A	2.10%	#^	09/05/2032	7,591,000

	Commercial Mortgage Pass-Through Certificates,
90,637,184	Series 2002-LC4-XA	2.58%	#^ I/O	12/10/2044	9,260,673
8,494,191	Series 2007-C9-AJFL	0.89%	#^	12/10/2049	8,234,991
38,347,980	Series 2012-CR2-XA	2.04%	# I/O	08/15/2045	3,482,399
181,129,652	Series 2012-CR3-XA	2.31%	# I/O	10/15/2045	18,072,754
5,858,689	Series 2012-MVP-A	2.15%	#^	11/17/2026	5,848,864
3,500,000	Series 2012-MVP-B	1.81%	#^	11/17/2026	3,497,750
3,200,000	Series 2012-MVP-C	2.35%	#^	11/17/2026	3,194,214
183,732,321	Series 2013-CR10-XA	1.15%	# I/O	08/10/2046	8,465,742
9,850,000	Series 2014-CR19-C	4.88%	#	08/10/2047	10,051,285
5,211,000	Series 2014-CR20-A4	3.59%		11/10/2047	5,443,460
30,400,000	Series 2014-CR20-C	4.66%	#	11/10/2047	30,295,926
71,378,000	Series 2014-CR21-A3	3.53%		12/10/2047	74,190,472
20,650,000	Series 2014-KYO-E	2.55%	#^	06/11/2027	20,503,798
10,480,000	Series 2014-KYO-F	3.70%	#^	06/11/2027	10,396,548
15,011,000	Series 2014-UBS3-A4	3.82%		06/10/2047	15,990,055

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Commercial Mortgage Pass-Through Certificates, (Cont.)
9,230,000	Series 2015-CCRE23	4.40%	#	05/10/2048	7,728,759
20,970,000	Series 2015-CR22-D	4.27%	#^	03/10/2048	17,500,503
225,997,535	Series 2015-CR22-XA	1.17%	# I/O	03/10/2048	14,630,063
9,110,000	Series 2015-CR26-B	4.65%		10/10/2048	9,391,469
50,000,000	Series 2015-DC1-A5	3.35%		02/10/2048	51,104,950
8,715,000	Series 2015-DC1-C	4.50%	#	02/10/2048	8,566,318
13,275,000	Series 2015-DC1-D	4.50%	#^	02/10/2048	11,364,548
410,890,533	Series 2015-DC1-XA	1.33%	# I/O	02/10/2048	31,017,099
35,000,000	Series 2015-LC19-A4	3.18%		02/10/2048	35,473,183

	Core Industrial Trust Commercial Mortgage Pass-Through Certificates,
8,215,000	Series 2015-CALW-D	3.98%	#^	02/10/2034	8,280,675

	Countrywide Commercial Mortgage Trust,
24,472,594	Series 2007-MF1-A	6.27%	#^	11/12/2043	25,660,786

	Credit Suisse First Boston Mortgage Securities Corporation,
1,262,470	Series 1998-C2-F	6.75%	#^	11/15/2030	1,269,734
93,704	Series 2001-CF2-G	6.93%	^	02/15/2034	93,346

	Credit Suisse Mortgage Capital Certificates,
6,500,000	Series 2006-C4-AM	5.51%		09/15/2039	6,703,603
51,221,320	Series 2006-C5-AM	5.34%		12/15/2039	53,235,547
5,164,000	Series 2007-C2-AM	5.62%	#	01/15/2049	5,424,513
30,430,000	Series 2007-C4-A1AM	6.15%	#	09/15/2039	32,332,681
16,900,000	Series 2009-RR2-IQB	5.69%	#^	04/16/2049	17,657,965
8,800,000	Series 2010-RR1-1B	5.69%	#^	04/16/2049	9,189,506
5,150,000	Series 2010-RR2-3B	5.34%	#^	12/15/2043	5,381,346
10,000,000	Series 2010-RR5-2B	5.34%	#^	12/16/2043	10,449,440
150,822,000	Series 2014-USA-X1	0.70%	#^ I/O	09/15/2037	6,940,346

	CSAIL Commercial Mortgage Trust,
4,606,000	Series 2015-C1-C	4.44%	#	04/15/2050	4,552,359
13,360,000	Series 2015-C2-AS	3.85%		06/15/2057	13,819,190
22,320,000	Series 2015-C3-C	4.51%	#	08/15/2048	21,959,331

	DBRR Trust,
14,554,963	Series 2011-C32-A3B	5.90%	#^	06/17/2049	15,221,522

	DBUBS Mortgage Trust,
181,902,034	Series 2011-LC2A-XA	1.56%	#^ I/O	07/10/2044	6,923,464

	Del Coronado Trust,
8,000,000	Series 2013-HDC-D	2.16%	#^	03/15/2026	7,977,332
9,550,000	Series 2013-HDC-E	2.85%	#^	03/15/2026	9,564,077
5,500,000	Series 2013-HDMZ-M	5.21%	#^	03/15/2018	5,469,088

	Extended Stay America Trust,
609,837	Series 2013-ESFL-DFL	3.34%	#^	12/05/2031	611,046

	Greenwich Capital Commercial Funding Corporation,
7,439,711	Series 2005-GG5-AM	5.28%	#	04/10/2037	7,437,576
15,265,000	Series 2006-GG7-AJ	6.01%	#	07/10/2038	15,150,940
12,765,000	Series 2006-GG7-AM	6.01%	#	07/10/2038	13,077,257
35,860,000	Series 2007-GG11-AJ	6.25%	#	12/10/2049	36,853,304
8,350,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	8,830,576
53,944,500	Series 2007-GG9-AM	5.48%		03/10/2039	55,918,140
21,460,000	Series 2007-GG9-AMFX	5.48%		03/10/2039	22,334,366

	GS Mortgage Securities Corporation,
13,188,700	Series 2006-GG6-AJ	5.60%	#	04/10/2038	13,252,415
9,055,000	Series 2006-GG6-AM	5.62%	#	04/10/2038	9,128,259
111,420,573	Series 2006-GG6-XC	0.04%	#^ I/O	04/10/2038	10,585
76,033,000	Series 2006-GG8-AJ	5.62%		11/10/2039	76,709,009
25,000,000	Series 2006-GG8-AM	5.59%		11/10/2039	25,906,838
29,987,526	Series 2011-GC3-X	1.10%	#^ I/O	03/10/2044	673,250
111,020,255	Series 2012-GC6-XA	2.26%	#^ I/O	01/10/2045	10,488,694
990,841	Series 2012-GCJ7-A1	1.14%		05/10/2045	991,426
28,129,143	Series 2013-GC10-XA	1.78%	# I/O	02/10/2046	2,492,580
43,425,953	Series 2014-GC20-XA	1.36%	# I/O	04/10/2047	3,006,075
60,850,000	Series 2014-GC26-A5	3.63%		11/10/2047	63,731,552
35,000,000	Series 2015-GC28-A5	3.40%		02/10/2048	35,760,200
292,047,654	Series 2015-GC28-XA	1.32%	# I/O	02/10/2048	21,327,656
256,974,000	Series 2015-GC32-XA	1.06%	# I/O	07/10/2048	15,697,128

	JP Morgan Chase Commercial Mortgage Securities Corporation,
5,246,211	Series 2004-CBX-X1	0.67%	#^ I/O	01/12/2037	26,787
196,814	Series 2004-LN2-A2	5.12%		07/15/2041	196,853
4,260,000	Series 2004-LN2-D	5.55%	#	07/15/2041	3,511,305

18	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Chase Commercial Mortgage Securities Corporation, (Cont.)
15,807,242	Series 2005-CIBC12-AJ	4.99%	#	09/12/2037	15,806,823
16,435,732	Series 2005-LDP4-X1	0.35%	#^ I/O	10/15/2042	4,635
9,704,000	Series 2006-LDP7-AM	6.10%	#	04/15/2045	9,934,004
102,768,017	Series 2006-LDP8-X	0.69%	# I/O	05/15/2045	356,605
39,394,685	Series 2006-LDP9-AM	5.37%		05/15/2047	40,418,730
3,533,336	Series 2007-C1-ASB	5.86%		02/15/2051	3,639,926
24,000,000	Series 2007-CB18-AMFX	5.40%		06/12/2047	25,101,288
162,217,655	Series 2007-CB18-X	0.43%	# I/O	06/12/2047	562,409
22,680,000	Series 2007-CB20-AM	6.08%	#	02/12/2051	24,397,908
1,011,453,103	Series 2007-CB20-X1	0.45%	#^ I/O	02/12/2051	5,721,790
22,100,000	Series 2007-CIBC19-AM	5.88%	#	02/12/2049	23,280,041
35,539,000	Series 2007-CIBC20	6.28%	#	02/12/2051	36,367,112
43,195,330	Series 2007-LD12-AM	6.21%	#	02/15/2051	46,071,426
11,336,000	Series 2009-RR2-GEB	5.54%	^	12/13/2049	11,796,026
1,310,809	Series 2011-PLSD-A1	2.19%	^	11/13/2028	1,319,502
214,893,696	Series 2012-C6-XA	2.05%	# I/O	05/15/2045	17,156,253
463,101,512	Series 2012-C8-XA	2.25%	# I/O	10/15/2045	41,203,762
160,588,705	Series 2012-CBX-XA	1.92%	# I/O	06/15/2045	10,826,489
5,425,000	Series 2014-DSTY-A	3.43%	^	06/10/2027	5,647,582
6,725,000	Series 2014-INN-C	1.91%	#^	06/15/2029	6,698,369
7,250,000	Series 2014-INN-D	2.56%	#^	06/15/2029	7,200,990
24,200,000	Series 2014-PHH-D	2.60%	#^	08/15/2027	24,348,189
14,406,000	Series 2014-PHH-E	3.51%	#^	08/15/2027	14,514,693
7,595,000	Series 2015-CSMO-C	2.46%	#^	01/15/2032	7,565,550

	JPMBB Commercial Mortgage Securities Trust,
107,806,363	Series 2014-C18-XA	1.30%	# I/O	02/15/2047	6,499,484
3,396,000	Series 2014-C21-C	4.82%	#	08/15/2047	3,405,171
222,936,650	Series 2014-C25-XA	1.16%	# I/O	11/15/2047	14,309,077
32,031,000	Series 2014-C26-A4	3.49%		01/15/2048	33,183,171
6,499,000	Series 2014-C26-C	4.57%	#	01/15/2048	6,435,131
257,922,818	Series 2014-C26-XA	1.33%	# I/O	01/15/2048	17,610,454
14,055,000	Series 2015-C27-C	4.48%	#	02/15/2048	13,341,856
10,425,000	Series 2015-C27-D	3.98%	#^	02/15/2048	8,530,991
59,529,710	Series 2015-C27-XA	1.53%	# I/O	02/15/2048	4,971,267
44,827,183	Series 2015-C28-XA	1.35%	# I/O	10/15/2048	3,263,307
65,247,135	Series 2015-C29-XA	1.10%	# I/O	05/15/2048	3,356,280
6,762,000	Series 2015-C30-B	4.46%	#	07/15/2048	6,767,880
174,949,691	Series 2015-C30-XA	0.87%	# I/O	07/15/2048	7,978,931

	LB Commercial Mortgage Trust,
7,550,000	Series 2007-C3-AMFL	6.10%	#^	07/15/2044	8,063,574

	LB-UBS Commercial Mortgage Trust,
9,452,816	Series 2005-C7-AJ	5.32%	#	11/15/2040	9,461,314
141,281,068	Series 2006-C7-XCL	0.85%	#^ I/O	11/15/2038	905,329
60,485,000	Series 2007-C1-AJ	5.48%		02/15/2040	62,255,789
38,308,952	Series 2007-C1-AM	5.46%		02/15/2040	39,935,052
49,774,000	Series 2007-C2-AM	5.49%	#	02/15/2040	51,974,558
28,975,000	Series 2007-C7-AJ	6.45%	#	09/15/2045	30,232,979

	Merrill Lynch Mortgage Investors Trust,
133,929,769	Series 1998-C1-IO	0.63%	# I/O	11/15/2026	1,964,214

	Merrill Lynch Mortgage Trust,
9,912,000	Series 2006-C2-AJ	5.80%	#	08/12/2043	9,987,594

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
6,970,000	Series 2006-4-AM	5.20%		12/12/2049	7,233,090
42,850,000	Series 2007-5-AM	5.42%		08/12/2048	44,569,206

	Morgan Stanley Bank of America Merrill Lynch Trust,
214,422,448	Series 2013-C12-XA	1.14%	# I/O	10/15/2046	9,606,983
43,503,675	Series 2013-C7-XA	1.81%	# I/O	02/15/2046	3,392,852
11,700,000	Series 2014-C18-C	4.49%		10/15/2047	12,016,859
45,025,000	Series 2014-C19-A4	3.53%		12/15/2047	46,697,454
37,950,000	Series 2014-C19-C	4.00%		12/15/2047	37,116,960
56,050,000	Series 2015-C20-A4	3.25%		02/15/2048	56,830,216
20,087,700	Series 2015-C20-B	4.16%		02/15/2048	20,698,718
6,457,500	Series 2015-C20-C	4.61%	#	02/15/2048	6,473,676
250,434,268	Series 2015-C20-XA	1.57%	# I/O	02/15/2048	23,051,473
10,616,000	Series 2015-C23-C	4.27%	#	07/15/2050	10,316,002

	Morgan Stanley Capital, Inc.,
304,228,758	Series 2006-HQ10-X1	0.70%	#^ I/O	11/12/2041	1,110,435
10,650,000	Series 2006-HQ8-AJ	5.67%	#	03/12/2044	10,701,285

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Capital, Inc., (Cont.)
45,421,000	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	46,340,026
4,372,000	Series 2007-IQ13-AM	5.41%		03/15/2044	4,543,745
2,575,000	Series 2014-CPT-E	3.56%	#^	07/13/2029	2,549,461
2,325,000	Series 2014-CPT-F	3.56%	#^	07/13/2029	2,216,726
12,400,000	Series 2014-MP-D	3.82%	#^	08/11/2029	12,643,052
11,000,000	Series 2014-MP-E	3.82%	#^	08/11/2029	11,085,481

	Morgan Stanley Re-Remic Trust,
12,529,000	Series 2009-GG10-A4B	5.99%	#^	08/12/2045	13,280,352
28,800,000	Series 2010-GG10-A4B	5.99%	#^	08/15/2045	30,350,030
48,500,000	Series 2013-AJ-AJA	0.50%	^	12/17/2049	46,011,950

	TIAA Seasoned Commercial Mortgage Trust,
11,138,724	Series 2007-C4-AJ	5.48%	#	08/15/2039	11,179,669

	UBS-Barclays Commercial Mortgage Trust,
104,192,756	Series 2012-C3-XA	2.27%	#^ I/O	08/10/2049	10,235,896

	Wachovia Bank Commercial Mortgage Trust,
5,840,000	Series 2005-C22-AM	5.52%	#	12/15/2044	5,841,615
76,901,401	Series 2006-C28-AJ	5.63%	#	10/15/2048	78,113,136
19,500,000	Series 2006-C28-AM	5.60%	#	10/15/2048	20,230,304
10,000,000	Series 2007-30-AMFL	0.41%	#^	12/15/2043	9,706,510
31,858,000	Series 2007-C30-AJ	5.41%	#	12/15/2043	32,189,642
19,285,000	Series 2007-C30-AM	5.38%		12/15/2043	20,062,552
5,000,000	Series 2007-C31-AM	5.59%	#	04/15/2047	5,259,970
8,565,000	Series 2007-C32-AMFX	5.70%	^	06/15/2049	9,034,906
52,726,700	Series 2007-C33-AJ	6.15%	#	02/15/2051	54,356,219
9,250,000	Series 2007-C33-AM	6.15%	#	02/15/2051	9,876,350

	Waterfall Commercial Mortgage Trust,
90,000,000	Series 2015-SBC5-A	4.10%	#^	09/19/2022	90,594,540

	Wells Fargo Commercial Mortgage Trust,
38,265,000	Series 2014-LC18-A5	3.41%		12/15/2047	39,148,711
4,346,710	Series 2014-LC18-B	3.96%		12/15/2047	4,344,871
30,000,000	Series 2015-C26-A4	3.17%		02/15/2048	30,151,965
11,460,000	Series 2015-C26-C	4.07%	#	02/15/2048	10,895,354
462,545,341	Series 2015-C26-XA	1.56%	# I/O	02/15/2048	42,698,023
28,000,000	Series 2015-C27-A5	3.45%		02/15/2048	28,750,470
267,815,862	Series 2015-C27-XA	1.15%	# I/O	02/15/2048	18,803,753
270,013,315	Series 2015-LC20-XA	1.56%	# I/O	04/15/2050	25,072,221
12,000,000	Series 2015-LC22-C	4.54%	#	09/15/2058	11,834,994

	WF-RBS Commercial Mortgage Trust,
78,562,198	Series 2011-C4-XA	0.78%	#^ I/O	06/15/2044	1,529,920
113,204,206	Series 2012-C6-XA	2.57%	#^ I/O	04/15/2045	10,524,935
133,060,598	Series 2012-C8-XA	2.34%	#^ I/O	08/15/2045	11,858,693
52,281,649	Series 2012-C9-XA	2.34%	#^ I/O	11/15/2045	5,135,130
100,216,167	Series 2014-C19-XA	1.46%	# I/O	03/15/2047	7,177,933
65,605,251	Series 2014-C24-XA	1.13%	# I/O	11/15/2047	4,235,409
55,000,000	Series 2014-C25-A5	3.63%		11/15/2047	57,446,813
8,000,000	Series 2014-C25-C	4.47%	#	11/15/2047	7,917,272
204,723,066	Series 2014-C25-XA	1.10%	# I/O	11/15/2047	12,625,579

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $3,756,557,394)				3,676,974,040

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 22.7%

	Acacia Ltd.,
37,501,968	Series 2004-5A-A	0.69%	#^	11/08/2039	36,095,644

	Accredited Mortgage Loan Trust,
10,000,000	Series 2005-4-MI	0.59%	#	12/25/2035	7,988,410
103,157,000	Series 2006-2-A4	0.45%	#	09/25/2036	87,616,295

	ACE Securities Corporation,
4,925,668	Series 2006-HE1-A2C	0.38%	#	02/25/2036	4,902,754

	Adjustable Rate Mortgage Trust,
9,456,731	Series 2005-10-3A31	4.19%	#	01/25/2036	8,419,933
63,015,648	Series 2005-11-4A1	2.69%	#	02/25/2036	46,027,008
6,200,000	Series 2005-2-6M2	1.17%	#	06/25/2035	5,664,425
5,829,790	Series 2005-7-3A1	3.10%	#	10/25/2035	5,202,749
32,249,044	Series 2006-1-2A1	3.05%	#	03/25/2036	25,441,335

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	19

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Adjustable Rate Mortgage Trust, (Cont.)
27,742,866	Series 2006-2-3A1	2.93%	#	05/25/2036	24,953,875
22,139,751	Series 2006-2-5A1	3.74%	#	05/25/2036	16,445,673
26,047,421	Series 2007-1-3A1	3.22%	#	03/25/2037	21,948,469
4,188,668	Series 2007-3-1A1	3.69%	#^	11/25/2037	3,507,264

	Aegis Asset Backed Securities Trust,
424,361	Series 2003-2-M2	2.74%	#	11/25/2033	407,079
2,090,563	Series 2004-1-M2	2.22%	#	04/25/2034	1,867,437
617,792	Series 2004-2-M2	2.14%	#	06/25/2034	467,925
21,067,436	Series 2004-6-M2	1.19%	#	03/25/2035	19,480,763

	American General Mortgage Loan Trust,
8,750,015	Series 2010-1-A3	5.65%	#^	03/25/2058	8,852,425
12,000,000	Series 2010-1-A4	5.65%	#^	03/25/2058	12,465,870

	American Home Mortgage Investment Trust,
3,528,811	Series 2005-1-7A2	2.54%	#	06/25/2045	3,474,748
11,201,749	Series 2005-4-3A1	0.49%	#	11/25/2045	8,975,603
39,568,508	Series 2005-4-5A	2.28%	#	11/25/2045	30,843,691
2,545,459	Series 2006-2-3A4	6.60%	#	06/25/2036	1,238,366
9,338,178	Series 2007-A-13A1	6.10%	#^	01/25/2037	5,123,905

	Ameriquest Mortgage Securities, Inc.,
16,500,000	Series 2004-R8-M2	1.21%	#	09/25/2034	14,541,004

	Amortizing Residential Collateral Trust,
13,611,356	Series 2002-BC7-M1	1.39%	#	10/25/2032	10,238,693

	Argent Securities, Inc.,
271,214	Series 2004-W6-M1	1.02%	#	05/25/2034	260,717

	Asset Backed Securities Corporation Home Equity Loan Trust,
4,878,699	Series 2003-HE6-M1	1.17%	#	11/25/2033	4,703,946
886,477	Series 2004-HE3-M2	1.87%	#	06/25/2034	753,292

	Banc of America Alternative Loan Trust,
4,156,074	Series 2005-10-4A1	5.75%		11/25/2035	3,934,701
4,329,465	Series 2005-5-2CB1	6.00%		06/25/2035	4,115,884
7,635,309	Series 2005-6-2CB2	6.00%		07/25/2035	7,367,722
3,992,164	Series 2005-6-4CB1	6.50%		07/25/2035	3,863,622
2,614,598	Series 2005-8-2CB1	6.00%		09/25/2035	2,525,166
2,400,465	Series 2006-5-CB14	6.00%	#	06/25/2046	2,062,542
4,583,386	Series 2006-6-CB3	6.00%		07/25/2046	3,799,645
17,101,355	Series 2006-7-A4	6.00%	#	10/25/2036	10,905,175
6,809,708	Series 2006-8-1A1	6.31%	# I/F I/O	11/25/2036	1,262,908
2,426,940	Series 2006-8-1A2	0.64%	#	11/25/2036	1,529,511
11,871,646	Series 2006-9-1CB1	6.00%		01/25/2037	10,207,491
1,929,999	Series 2007-2-2A1	6.00%		06/25/2037	1,533,507

	Banc of America Funding Corporation,
14,298,026	Series 2006-2-3A1	6.00%		03/25/2036	14,644,260
381,295	Series 2006-2-4A1	22.22%	I/F	03/25/2036	533,766
1,466,849	Series 2006-2-6A2	5.50%		03/25/2036	1,474,425
10,446,479	Series 2006-3-1A1	6.00%		03/25/2036	9,946,908
1,881,600	Series 2006-3-6A1	6.29%	#	03/25/2036	1,923,419
11,528,859	Series 2006-6-1A7	6.25%		08/25/2036	11,385,388
2,836,016	Series 2006-7-T2A5	6.04%	#	10/25/2036	2,474,809
13,366,994	Series 2006-7-T2A8	5.91%	#	10/25/2036	11,589,331
2,702,325	Series 2006-8T2-A8	6.10%	#	10/25/2036	2,257,809
1,361,075	Series 2006-B-7A1	5.73%	#	03/20/2036	1,230,285
15,542,427	Series 2006-D-6A1	4.67%	#	05/20/2036	13,249,499
1,297,593	Series 2006-G-2A1	0.44%	#	07/20/2036	1,219,354
627,699	Series 2006-H-3A1	2.87%	#	09/20/2046	507,610
1,922,494	Series 2007-1-TA10	5.84%	#	01/25/2037	1,615,518
2,553,454	Series 2007-3-TA1B	5.83%	#	04/25/2037	2,311,149
3,657,254	Series 2007-5-1A1	5.50%		07/25/2037	3,096,941
4,762,437	Series 2009-R14-3A	15.66%	#^ I/F	06/26/2035	5,962,805
6,107,936	Series 2009-R15A-4A2	5.75%	^	12/26/2036	5,819,746
2,485,485	Series 2010-R1-3A	13.99%	#^ I/F	07/26/2036	2,608,769
44,162,049	Series 2012-R4-A	0.46%	#^	03/04/2039	43,765,368
17,516,646	Series 2012-R5-A	0.46%	#^	10/03/2039	17,420,662

	Banc of America Mortgage Securities, Inc.,
1,873,324	Series 2004-K-4A1	2.48%	#	12/25/2034	1,835,408
6,946,340	Series 2006-1-A9	6.00%		05/25/2036	6,248,796
858,610	Series 2007-1-2A5	5.75%		01/25/2037	814,003

	BCAP LLC Trust,
5,004,631	Series 2007-AA2-2A7	6.00%		04/25/2037	4,253,541
5,418,196	Series 2007-AA2-2A8	5.75%		04/25/2037	4,553,847

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BCAP LLC Trust, (Cont.)
5,418,196	Series 2007-AA2-2A8	5.75%		04/25/2037	4,553,847
17,725,168	Series 2008-RR3-A1B	6.65%	#^	10/25/2036	13,144,196
6,162,183	Series 2009-RR13-18A2	5.75%	#^	07/26/2037	5,728,543
20,423,372	Series 2009-RR1-3A3	6.00%	#^	08/26/2037	20,342,865
6,493,276	Series 2010-RR10-5A1	7.17%	#^	04/27/2037	7,133,693
10,986,844	Series 2010-RR12-3A15	6.53%	#^	08/26/2037	11,603,571
3,350,000	Series 2010-RR5-2A3	6.10%	#^	04/26/2037	3,407,441
3,077,393	Series 2011-RR12-2A5	2.29%	#^	12/26/2036	3,078,520
5,119,934	Series 2012-RR1-3A3	3.50%	#^	10/26/2035	5,145,828

	Bear Stearns Adjustable Rate Mortgage Trust,
12,026,144	Series 2005-12-13A1	4.16%	#	02/25/2036	11,353,679
12,564,139	Series 2006-4-4A1	5.35%	#	10/25/2046	11,171,656
12,748,011	Series 2007-1-2A1	2.72%	#	02/25/2047	11,073,661

	Bear Stearns Alt-A Trust,
4,908,139	Series 2004-11-2A3	2.52%	#	11/25/2034	4,788,979
32,514,158	Series 2006-3-21A1	2.75%	#	05/25/2036	25,017,238
18,580,213	Series 2006-6-2A1	4.14%	#	11/25/2036	14,206,394

	Bear Stearns Asset Backed Securities Trust,
10,644,982	Series 2004-AC4-A2	6.00%	#	08/25/2034	11,030,852
27,563,366	Series 2005-AC2-1A	5.75%	#	04/25/2035	28,200,163
9,275,520	Series 2005-AC2-2A1	5.75%	#	04/25/2035	9,645,627
13,870,907	Series 2005-AC7-A4	5.50%	#	10/25/2035	13,980,265
18,303,406	Series 2006-AC1-1A1	5.75%	#	02/25/2036	13,998,902
2,252,423	Series 2007-SD1-1A2A	6.00%		10/25/2036	1,859,645
1,551,820	Series 2007-SD1-1A3A	6.50%		10/25/2036	1,254,525
5,647,721	Series 2007-SD1-23A1	3.72%	#	10/25/2036	4,541,247

	Belle Haven Ltd.,
1,114,116,104	Series 2006-1A-A1	0.53%	#^	07/05/2046	65,287,204

	Centex Home Equity,
2,750,000	Series 2004-A-AF5	5.43%	#	01/25/2034	2,796,636

	Chase Funding Mortgage Loan Asset-Backed Certificates,
1,909,634	Series 2003-4-2M1	1.09%	#	03/25/2033	1,824,504

	Chase Mortgage Finance Trust,
13,419,345	Series 2005-A1-2A4	2.43%	#	12/25/2035	12,475,482
19,463,263	Series 2006-S2-1A9	6.25%		10/25/2036	17,432,680
10,034,761	Series 2006-S3-1A2	6.00%		11/25/2036	8,704,975
26,414,934	Series 2006-S4-A8	6.00%		12/25/2036	22,638,946
12,274,464	Series 2007-A2-6A4	2.62%	#	07/25/2037	10,907,800
5,196,637	Series 2007-S3-1A5	6.00%		05/25/2037	4,426,573
2,637,702	Series 2007-S3-2A1	5.50%		05/25/2037	2,322,412
5,379,022	Series 2007-S5-1A18	6.00%		07/25/2037	4,648,142

	ChaseFlex Trust,
240,018	Series 2006-1-A2A	4.80%	#	06/25/2036	240,965
3,198,589	Series 2006-1-A5	4.80%	#	06/25/2036	3,164,606
7,811,039	Series 2006-2-A2B	0.39%	#	09/25/2036	6,070,630
6,711,428	Series 2007-1-1A1	6.50%		02/25/2037	5,014,625
15,460,939	Series 2007-M1-2F4	4.26%	#	08/25/2037	13,236,296
16,080,751	Series 2007-M1-2F5	4.26%	#	08/25/2037	13,765,622

	Citicorp Mortgage Securities, Inc.,
13,069,284	Series 2005-1-1A4	5.50%		02/25/2035	13,265,022
2,791,510	Series 2006-7-1A1	6.00%		12/25/2036	2,571,173

	Citicorp Residential Mortgage Securities, Inc.,
6,594,000	Series 2006-2-A5	5.93%	#	09/25/2036	6,618,081
50,713,804	Series 2007-1-A4	5.84%	#	03/25/2037	53,883,366

	Citigroup Mortgage Loan Trust, Inc.,
3,711,996	Series 2005-5-2A2	5.75%		08/25/2035	3,255,561
1,970,330	Series 2005-9-21A1	5.50%		11/25/2035	1,762,937
6,163,194	Series 2006-4-2A1A	6.00%		12/25/2035	5,760,627
5,566,397	Series 2006-FX1-A6	5.85%	#	10/25/2036	4,672,951
2,795,959	Series 2006-WF1-A2D	5.38%	#	03/25/2036	2,042,610
16,749,835	Series 2006-WF2-A2D	5.53%	#	05/25/2036	11,231,719
7,580,000	Series 2006-WFH3-M1	0.48%	#	10/25/2036	6,702,714
9,692,806	Series 2007-10-1A1A	5.66%	#	04/25/2037	10,038,859
1,299,772	Series 2007-12-2A1	6.50%	^	10/25/2036	1,025,887
1,019,217	Series 2007-2-2A	6.00%		11/25/2036	962,402
37,684,857	Series 2007-9-1A1	5.75%	^	04/25/2047	32,036,282
1,894,660	Series 2007-9-2A2	6.50%	^	05/25/2037	1,553,971
6,968,353	Series 2007-OPX1-A3A	5.97%	#	01/25/2037	4,719,888

20	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Citigroup Mortgage Loan Trust, Inc., (Cont.)
15,360,757	Series 2007-OXP1-A5A	5.76%	#	01/25/2037	10,406,913
52,402,458	Series 2007-WFH3-A2	0.35%	#	06/25/2037	49,923,927
20,000,000	Series 2008-AR4-1A1B	2.72%	#^	11/25/2038	19,017,852
920,202	Series 2010-12-3A1	4.00%	^	04/25/2037	929,781
1,130,198	Series 2010-2-5A1	5.50%	#^	12/25/2035	1,156,699
183,691,139	Series 2010-8-5A4	7.17%	#^	11/25/2036	167,980,238
6,710,452	Series 2010-8-5A6	4.00%	^	11/25/2036	6,800,202
146,027,402	Series 2010-8-6A4	6.90%	#^	12/25/2036	134,184,682
21,593,145	Series 2010-8-76I2	1.00%	^ I/O	06/25/2037	156,087
130,603,630	Series 2010-8-7A4	6.61%	#^	06/25/2037	121,166,342
1,136,599	Series 2011-12-1A1	3.50%	#^	04/25/2036	1,138,857
4,106,259	Series 2011-12-3A1	2.67%	#^	09/25/2047	4,099,648

	CitiMortgage Alternative Loan Trust,
7,722,519	Series 2006-A2-A2	6.00%		05/25/2036	6,833,255
6,916,711	Series 2006-A3-1A13	6.00%		07/25/2036	6,251,247
4,925,616	Series 2006-A4-1A8	6.00%		09/25/2036	4,453,127
2,344,263	Series 2006-A5-2A1	5.50%		10/25/2021	2,394,416
5,027,095	Series 2006-A5-3A3	6.00%		10/25/2036	4,197,539
8,278,251	Series 2007-A1-1A5	6.00%		01/25/2037	7,139,329
4,036,195	Series 2007-A1-1A7	6.00%		01/25/2037	3,480,895
10,327,123	Series 2007-A1-1A9	5.21%	# I/F I/O	01/25/2037	1,608,191
8,861,159	Series 2007-A3-1A1	6.00%	#	03/25/2037	7,926,058
20,392,364	Series 2007-A3-1A3	5.21%	# I/F I/O	03/25/2037	3,187,021
7,991,330	Series 2007-A3-1A4	5.75%		03/25/2037	7,038,908
14,646,401	Series 2007-A4-1A3	0.52%	#	04/25/2037	10,315,827
14,646,401	Series 2007-A4-1A4	6.48%	# I/F I/O	04/25/2037	3,136,783
2,088,255	Series 2007-A5-1A11	6.00%		05/25/2037	1,825,521
27,532,120	Series 2007-A5-1A8	6.00%		05/25/2037	24,068,166
975,965	Series 2007-A8-A1	6.00%		10/25/2037	895,191

	Countrywide Alternative Loan Trust,
41,408,081	Series 2004-36CB-1A1	6.00%		02/25/2035	38,646,617
10,691,166	Series 2005-13CB-A3	5.50%		05/25/2035	10,666,844
8,234,853	Series 2005-20CB-2A1	0.69%	#	07/25/2035	6,973,768
16,812,825	Series 2005-20CB-2A2	4.81%	# I/F I/O	07/25/2035	2,340,261
1,602,201	Series 2005-20CB-4A1	5.25%		07/25/2020	1,582,666
5,877,891	Series 2005-26CB-A11	12.70%	# I/F	07/25/2035	6,451,114
8,226,291	Series 2005-28CB-1A2	0.94%	#	08/25/2035	6,992,767
2,802,558	Series 2005-28CB-3A6	6.00%		08/25/2035	2,243,187
4,077,876	Series 2005-46CB-A20	5.50%		10/25/2035	3,923,216
13,307,270	Series 2005-48T1-A2	5.50%		11/25/2035	12,264,712
5,550,730	Series 2005-54CB-3A4	5.50%		11/25/2035	5,301,047
1,042,612	Series 2005-60T1-A7	34.51%	# I/F	12/25/2035	1,599,249
1,523,506	Series 2005-64CB-1A14	5.50%		12/25/2035	1,478,897
22,111,790	Series 2005-64CB-1A4	5.50%		12/25/2035	21,464,346
3,823,894	Series 2005-73CB-1A5	0.99%	#	01/25/2036	3,217,894
9,620,125	Series 2005-73CB-1A6	4.51%	# I/F I/O	01/25/2036	1,073,014
83,310,710	Series 2005-77T1-1A1	6.00%		02/25/2036	75,024,627
2,160,352	Series 2005-79CB-A5	5.50%		01/25/2036	1,969,370
50,748,016	Series 2005-85CB-1A1	6.00%		02/25/2036	44,366,148
4,671,004	Series 2005-85CB-2A6	20.92%	# I/F	02/25/2036	5,910,249
2,911,081	Series 2005-86CB-A5	5.50%		02/25/2036	2,690,750
5,148,066	Series 2005-J10-1A11	5.50%		10/25/2035	4,840,917
1,171,579	Series 2005-J10-1A13	0.89%	#	10/25/2035	937,395
548,819	Series 2005-J10-1A15	5.50%		10/25/2035	516,075
1,414,263	Series 2005-J11-1A3	5.50%		11/25/2035	1,311,533
1,654,129	Series 2005-J11-6A1	6.50%		09/25/2032	1,624,583
2,296,280	Series 2005-J13-2A5	0.67%	#	11/25/2035	1,815,947
4,592,561	Series 2005-J13-2A6	4.83%	# I/F I/O	11/25/2035	528,043
3,891,000	Series 2005-J1-5A3	5.50%		02/25/2035	3,555,401
2,822,043	Series 2005-J1-7A1	5.50%		01/25/2020	2,857,807
1,738,590	Series 2005-J2-1A5	0.69%	#	04/25/2035	1,524,055
5,349,509	Series 2005-J2-1A6	4.81%	# I/F I/O	04/25/2035	630,389
13,261,786	Series 2005-J3-2A8	0.49%	#	05/25/2035	10,862,000
13,261,786	Series 2005-J3-2A9	5.01%	# I/F I/O	05/25/2035	2,047,706
6,248,980	Series 2006-12CB-A3	5.75%	#	05/25/2036	5,311,683
3,000,076	Series 2006-15CB-A1	6.50%		06/25/2036	2,454,525
2,256,611	Series 2006-18CB-A12	0.79%	#	07/25/2036	1,595,393
2,256,611	Series 2006-18CB-A13	5.31%	# I/F I/O	07/25/2036	455,205
11,003,331	Series 2006-19CB-A12	0.59%	#	08/25/2036	7,964,354
14,921,178	Series 2006-19CB-A13	5.41%	# I/F I/O	08/25/2036	3,275,773
2,297,326	Series 2006-19CB-A15	6.00%		08/25/2036	2,111,034
3,550,731	Series 2006-24CB-A11	5.75%		06/25/2036	3,209,711
10,392,553	Series 2006-24CB-A14	6.96%	# I/F I/O	06/25/2036	2,745,068

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Alternative Loan Trust, (Cont.)
8,333,474	Series 2006-24CB-A22	6.00%		06/25/2036	7,679,488
8,944,321	Series 2006-24CB-A5	0.79%	#	06/25/2036	6,294,745
3,356,433	Series 2006-26CB-A17	6.25%		09/25/2036	2,903,281
4,308,267	Series 2006-26CB-A9	6.50%		09/25/2036	3,792,486
7,430,013	Series 2006-29T1-1A2	6.25%		10/25/2036	6,857,404
1,129,420	Series 2006-29T1-2A12	44.89%	# I/F	10/25/2036	2,347,159
691,794	Series 2006-29T1-2A23	32.53%	# I/F	10/25/2036	1,174,021
7,887,299	Series 2006-30T1-1A2	6.25%		11/25/2036	7,446,857
5,371,105	Series 2006-32CB-A1	0.86%	#	11/25/2036	3,859,939
8,959,003	Series 2006-32CB-A2	5.14%	# I/F I/O	11/25/2036	1,977,288
8,634,775	Series 2006-36T2-2A1	6.25%		12/25/2036	6,807,993
3,048,127	Series 2006-39CB-1A10	6.00%		01/25/2037	2,894,099
19,933,617	Series 2006-39CB-2A2	6.36%	# I/F I/O	01/25/2037	6,602,432
6,788,337	Series 2006-39CB-2A4	0.64%	#	01/25/2037	2,161,407
4,537,765	Series 2006-40T1-1A11	6.00%		01/25/2037	4,129,093
7,721,732	Series 2006-40T1-1A4	5.26%	# I/F I/O	01/25/2037	1,255,399
7,479,816	Series 2006-41CB-1A10	6.00%		01/25/2037	6,428,004
7,876,408	Series 2006-41CB-1A9	6.00%		01/25/2037	6,768,827
6,446,278	Series 2006-45T1-1A4	0.79%	#	02/25/2037	3,632,220
6,446,278	Series 2006-45T1-1A5	5.21%	# I/F I/O	02/25/2037	1,002,219
2,526,039	Series 2006-6CB-1A4	5.50%		05/25/2036	2,383,891
15,229,663	Series 2006-J1-1A3	5.50%		02/25/2036	13,802,948
7,506,137	Series 2006-J1-A10	5.50%		02/25/2036	6,802,962
2,691,020	Series 2006-J4-2A2	6.00%		07/25/2036	2,416,245
1,574,107	Series 2007-11T1-A24	38.74%	# I/F	05/25/2037	3,383,454
25,082,800	Series 2007-15CB-A1	6.00%		07/25/2037	24,554,819
16,425,929	Series 2007-16CB-2A1	0.64%	#	08/25/2037	10,223,465
4,756,538	Series 2007-16CB-2A2	52.97%	# I/F	08/25/2037	11,603,742
10,199,676	Series 2007-16CB-4A7	6.00%		08/25/2037	10,084,960
15,030,392	Series 2007-17CB-1A10	29.01%	# I/F	08/25/2037	23,890,041
2,496,677	Series 2007-18CB-2A25	6.00%		08/25/2037	2,248,253
1,366,856	Series 2007-19-1A10	37.84%	# I/F	08/25/2037	2,779,961
20,089,855	Series 2007-19-1A4	6.00%		08/25/2037	16,851,330
43,137,337	Series 2007-19-2A1	6.50%		08/25/2037	30,162,187
7,606,943	Series 2007-21CB-2A2	27.62%	# I/F	09/25/2037	13,373,454
31,066,335	Series 2007-22-2A16	6.50%		09/25/2037	24,638,865
18,282,036	Series 2007-23CB-A3	0.69%	#	09/25/2037	12,108,759
25,945,999	Series 2007-23CB-A4	6.31%	# I/F I/O	09/25/2037	7,351,708
17,039,000	Series 2007-4CB-2A1	7.00%		03/25/2037	7,421,660
9,645,497	Series 2007-5CB-1A18	5.46%	# I/F I/O	04/25/2037	1,970,903
9,645,497	Series 2007-5CB-1A23	0.74%	#	04/25/2037	6,286,328
7,849,766	Series 2007-6-A4	5.75%		04/25/2047	7,025,493
666,021	Series 2007-8CB-A12	39.04%	# I/F	05/25/2037	1,241,526
710,968	Series 2007-8CB-A8	38.92%	# I/F	05/25/2037	1,320,747
945,404	Series 2007-9T1-1A4	0.69%	#	05/25/2037	574,885
945,404	Series 2007-9T1-1A5	5.31%	# I/F I/O	05/25/2037	179,567
25,895,905	Series 2007-9T1-1A6	6.00%		05/25/2037	20,149,656
2,758,676	Series 2007-9T1-2A1	6.00%		05/25/2037	2,258,475
1,296,752	Series 2007-9T1-3A1	5.50%		05/25/2022	1,136,591
36,814,215	Series 2007-HY2-1A	2.51%	#	03/25/2047	35,036,530
1,283,264	Series 2007-HY5R-2A1A	2.56%	#	03/25/2047	1,920,302
9,931,921	Series 2007-HY5R-2A1B	2.56%	#	03/25/2047	9,485,059

	Countrywide Asset-Backed Certificates,
3,994,855	Series 2003-BC6-M1	1.02%	#	11/25/2033	3,906,194
2,392,115	Series 2005-13-AF3	4.90%	#	04/25/2036	2,162,240
23,200,000	Series 2005-4-AF5B	5.01%	#	10/25/2035	23,171,510
1,254,366	Series 2006-2-2A2	0.38%	#	06/25/2036	1,232,673

	Countrywide Home Loans,
1,559,563	Series 2002-32-2A6	5.00%		01/25/2018	1,579,841
4,820,048	Series 2003-60-4A1	2.53%	#	02/25/2034	4,801,443
5,121,548	Series 2004-R2-1AF1	0.61%	#^	11/25/2034	4,554,019
5,021,646	Series 2004-R2-1AS	5.77%	#^ I/O	11/25/2034	659,352
10,284,444	Series 2005-20-A5	5.50%		10/25/2035	10,031,519
7,595,572	Series 2005-20-A8	5.25%		10/25/2035	7,362,191
22,830,426	Series 2005-23-A1	5.50%		11/25/2035	21,116,637
6,191,596	Series 2005-24-A8	5.50%		11/25/2035	6,016,811
1,644,297	Series 2005-27-2A1	5.50%		12/25/2035	1,497,552
3,194,974	Series 2005-28-A7	5.25%		01/25/2019	2,967,028
37,152,586	Series 2005-HYB1-4A1	2.40%	#	03/25/2035	34,536,040
4,221,577	Series 2005-HYB8-1A1	2.49%	#	12/20/2035	3,485,317
6,382,068	Series 2005-J3-2A4	4.50%		09/25/2035	6,228,225
6,799,205	Series 2005-J4-A5	5.50%		11/25/2035	6,715,697
1,570,772	Series 2005-R1-1AF1	0.55%	#^	03/25/2035	1,411,304

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	21

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Home Loans, (Cont.)
1,523,852	Series 2005-R1-1AS	5.90%	#^ I/O	03/25/2035	200,377
10,292,483	Series 2006-16-2A1	6.50%		11/25/2036	9,433,339
11,326,998	Series 2006-1-A2	6.00%		03/25/2036	10,682,515
4,555,444	Series 2006-20-1A21	6.00%		02/25/2037	4,215,467
3,158,281	Series 2006-J3-A4	5.50%		05/25/2036	3,270,236
12,221,633	Series 2007-10-A7	6.00%		07/25/2037	11,191,007
38,924,991	Series 2007-11-A1	6.00%		08/25/2037	35,479,428
27,307,589	Series 2007-12-A9	5.75%		08/25/2037	25,956,574
10,946,260	Series 2007-13-A1	6.00%		08/25/2037	10,455,254
12,821,488	Series 2007-13-A110	6.00%		08/25/2037	12,246,368
12,443,101	Series 2007-15-1A1	6.25%		09/25/2037	12,179,961
1,372,119	Series 2007-15-1A16	6.25%		09/25/2037	1,343,102
6,114,069	Series 2007-15-1A29	6.25%		09/25/2037	5,976,524
12,412,961	Series 2007-17-1A2	6.00%		10/25/2037	12,254,720
1,425,075	Series 2007-18-1A1	6.00%		11/25/2037	1,314,026
12,659,168	Series 2007-3-A1	6.00%		04/25/2037	11,824,422
4,875,493	Series 2007-3-A12	6.00%		04/25/2037	4,577,318
9,127,022	Series 2007-4-1A39	6.00%		05/25/2037	8,372,227
4,507,426	Series 2007-5-A2	5.75%		05/25/2037	4,288,599
17,296,473	Series 2007-7-A1	6.00%		06/25/2037	16,819,488
5,184,892	Series 2007-7-A2	5.75%		06/25/2037	4,995,656
12,664,986	Series 2007-8-1A4	6.00%		01/25/2038	11,444,613
6,646,538	Series 2007-8-1A5	5.44%		01/25/2038	5,793,655
15,431,863	Series 2007-8-1A9	6.00%	#	01/25/2038	13,944,879
2,860,203	Series 2007-9-A11	5.75%		07/25/2037	2,730,581
18,863,343	Series 2007-HY1-1A1	2.63%	#	04/25/2037	17,775,248
33,629,771	Series 2007-J1-2A1	6.00%		02/25/2037	26,299,490
1,072,381	Series 2007-J3-A1	0.69%	#	07/25/2037	774,160
5,361,903	Series 2007-J3-A2	5.31%	# I/F I/O	07/25/2037	546,740

	Credit Suisse First Boston Mortgage Backed Trust,
5,847,535	Series 2006-3-A4B	6.11%	#	11/25/2036	2,960,081
3,834,030	Series 2006-4-A6A	5.68%	#	12/25/2036	2,299,743
12,769,794	Series 2007-1-1A1A	5.90%	#	05/25/2037	7,248,391

	Credit Suisse First Boston Mortgage Securities Corporation,
204,911	Series 2004-AR8-2A1	2.60%	#	09/25/2034	204,434
3,891,697	Series 2005-10-5A4	5.50%		11/25/2035	3,609,981
1,155,160	Series 2005-10-5A5	5.50%		11/25/2035	1,071,540
22,330,550	Series 2005-12-5A1	5.25%		01/25/2036	21,556,472
12,071,565	Series 2005-12-7A1	7.00%		01/25/2036	5,556,505
9,998,236	Series 2005-8-3A10	5.50%		09/25/2035	9,762,607
6,272,975	Series 2005-8-7A1	7.00%		09/25/2035	4,749,796

	Credit Suisse Mortgage Capital Certificates,
3,959,442	Series 2005-1R-2A5	5.75%	^	12/26/2035	3,617,934
25,847,523	Series 2006-1-2A1	6.00%		02/25/2036	19,539,306
3,807,052	Series 2006-2-3A1	6.50%		03/25/2036	2,544,687
4,748,190	Series 2006-2-5A1	0.89%	#	03/25/2036	2,750,788
26,540,201	Series 2006-2-5A2	5.11%	# I/F I/O	03/25/2036	5,736,253
5,528,287	Series 2006-2-5A3	6.25%		03/25/2036	4,448,458
14,961,755	Series 2006-2-5A4	6.00%		03/25/2036	11,794,022
8,860,835	Series 2006-3-4A3	5.50%		04/25/2036	8,327,475
5,356,601	Series 2006-3-4A4	5.50%		04/25/2036	5,034,171
5,846,021	Series 2006-4-1A8	6.00%	#	05/25/2036	4,751,710
27,031,803	Series 2006-4-4A1	7.00%		05/25/2036	12,913,498
17,927,091	Series 2006-4-6A1	6.00%		05/25/2036	15,492,251
17,180,621	Series 2006-6-1A4	6.00%		07/25/2036	13,516,064
12,704,096	Series 2006-6-3A1	7.00%		07/25/2036	4,567,002
546,736	Series 2006-7-3A11	6.00%		08/25/2036	474,770
6,697,927	Series 2006-7-7A5	6.00%		08/25/2036	6,092,890
9,703,494	Series 2006-9-2A1	5.50%		11/25/2036	9,371,804
31,164,766	Series 2006-9-3A1	6.00%		11/25/2036	30,289,955
8,670,342	Series 2006-9-4A1	6.00%		11/25/2036	8,138,781
12,236,884	Series 2006-9-6A14	6.00%		11/25/2036	11,803,429
1,988,297	Series 2006-9-6A15	38.70%	# I/F	11/25/2036	3,841,687
12,826,704	Series 2007-1-1A4	6.13%	#	02/25/2037	7,467,348
15,603,546	Series 2007-1-3A1	6.00%		02/25/2022	12,511,860
8,939,808	Series 2007-1-5A14	6.00%		02/25/2037	7,922,440
172,892	Series 2007-2-2A1	5.00%		03/25/2037	171,464
7,888,871	Series 2007-5-2A5	5.00%		08/25/2037	7,625,734
58,718,945	Series 2007-5-3A19	6.00%		08/25/2037	58,877,779
26,463,738	Series 2007-5-3A9	6.00%		08/25/2037	26,209,078
5,125,847	Series 2009-1R-4A2	3.11%	#^	07/20/2035	4,625,463
93,898,000	Series 2010-17R-6A1	2.23%	#^	06/26/2037	87,567,106
39,657,995	Series 2010-2R-4A17	6.00%	#^	03/26/2037	38,716,209

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Credit Suisse Mortgage Capital Certificates, (Cont.)
77,344,471	Series 2010-4R-3A17	6.00%	#^	06/26/2037	76,941,019
38,187,130	Series 2010-4R-8A17	6.00%	#^	06/26/2037	37,613,662
7,533,272	Series 2010-6R-2A6A	6.25%	^	07/26/2037	7,988,585
28,994,819	Series 2010-7R-4A17	6.00%	#^	04/26/2037	27,841,071
50,000,000	Series 2010-9R-2A5	4.00%	^	02/27/2038	48,866,695
77,085,276	Series 2013-6-1A1	2.50%	#^	07/25/2028	77,452,665
63,585,747	Series 2013-9R-A1	3.00%	#^	05/27/2043	63,248,316
45,254,877	Series 2013-IVR4	3.50%	#^	07/25/2043	45,830,089
32,013,635	Series 2013-IVR4-A2	3.00%	#^	07/25/2043	31,717,061
80,187,091	Series 2014-CIM1-A3	2.23%	#^	01/25/2058	80,029,924
12,886,732	Series 2014-WIN1-2A4	3.00%	#^	09/25/2044	12,707,929
142,832,026	Series 2015-1-A1	2.50%	#^	01/25/2045	138,460,581
158,175,911	Series 2015-PR2-A1	4.25%	#^	07/26/2055	157,110,169
98,006,982	Series 2015-RPL1-A1	3.63%	#^	02/25/2057	97,788,524
97,291,764	Series 2015-RPL2-A1A	3.75%	#^	11/25/2057	97,266,468
29,339,528	Series 2015-RPL3-A1	3.75%	#^	12/25/2056	29,474,842

	Credit-Based Asset Servicing and Securitization LLC,
576,132	Series 2005-CB6-A4	3.92%	#	07/25/2035	575,739
9,750,000	Series 2007-MX1-A3	5.83%	#^	12/25/2036	9,404,977

	CSMLT Trust,
12,815,435	Series 2015-1-A9	3.50%	^	05/25/2045	13,034,195
69,000,000	Series 2015-2-A7	3.50%	#^	08/25/2045	69,892,860

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
26,611,268	Series 2005-4-A5	5.50%	#	09/25/2035	23,527,714
1,885,853	Series 2005-5-1A6	34.51%	# I/F	11/25/2035	2,826,690
1,775,731	Series 2005-5-2A1	0.39%	#	11/25/2035	1,198,259
5,359,348	Series 2005-5-2A2	5.11%	# I/F I/O	11/25/2035	958,104
18,979,689	Series 2005-6-2A1	5.50%		12/25/2035	16,607,114
3,245,801	Series 2006-AF1-A3	0.37%	#	04/25/2036	3,218,523
62,999,924	Series 2007-1-1A3A	0.40%	#	08/25/2037	53,864,431
22,397,843	Series 2007-OA5-A1B	0.41%	#	08/25/2047	19,486,011

	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust,
2,936,971	Series 2006-AB4-A1A	6.01%	#	10/25/2036	2,464,817
1,489,115	Series 2006-AB2-A2	6.05%	#	06/25/2036	1,264,241
41,012,358	Series 2006-AB4-A2	5.65%	#	10/25/2036	33,965,779
2,921,637	Series 2006-AB4-A3	5.90%	#	10/25/2036	2,447,747
4,299,609	Series 2006-AB4-A3A1	5.90%	#	10/25/2036	3,602,212
8,559,110	Series 2006-AB4-A6A1	5.87%	#	10/25/2036	7,160,611

	Deutsche Mortgage Securities, Inc.,
23,042,324	Series 2006-PR1-3A1	11.85%	#^ I/F	04/15/2036	26,565,691
8,229,534	Series 2006-PR1-4AI1	11.83%	#^ I/F	04/15/2036	9,589,778
13,447,384	Series 2006-PR1-4AI2	14.23%	#^ I/F	04/15/2036	16,609,173
704,507	Series 2006-PR1-5AI1	18.76%	#^ I/F	04/15/2036	1,031,230
6,121,355	Series 2006-PR1-5AI3	12.27%	#^ I/F	04/15/2036	7,764,336
101,351,503	Series 2006-PR1-5AI4	11.85%	#^ I/F	04/15/2036	121,813,763
17,799,744	Series 2009-RS2-4A2	0.32%	#^	04/26/2037	17,283,734

	First Franklin Mortgage Loan Trust,
8,447,804	Series 2006-FF1-2A3	0.43%	#	01/25/2036	8,355,634
15,149,613	Series 2006-FF3-A2B	0.39%	#	02/25/2036	14,662,636

	First Horizon Alternative Mortgage Securities,
14,712,484	Series 2005-AA4-1A1	2.29%	#	05/25/2035	12,358,221
8,802,895	Series 2005-FA5-1A4	5.50%		08/25/2035	8,179,466
12,986,413	Series 2005-FA8-1A4	5.50%		11/25/2035	11,462,912
1,602,134	Series 2005-FA8-2A1	5.00%		11/25/2020	1,634,220
5,512,790	Series 2006-FA1-1A12	6.00%		04/25/2036	4,520,444
425,007	Series 2006-FA1-1A6	0.94%	#	04/25/2036	415,781
3,646,052	Series 2006-FA2-1A5	6.00%		05/25/2036	3,079,139
1,137,183	Series 2006-FA7-A8	6.25%		12/25/2036	922,224
5,092,022	Series 2006-FA8-1A5	6.00%		02/25/2037	4,002,365
11,295,271	Series 2006-RE1-A1	5.50%		05/25/2035	10,507,156
29,802,562	Series 2007-FA3-A3	6.00%		06/25/2037	23,971,155
1,533,495	Series 2007-FA3-A4	6.00%		06/25/2037	1,233,439
1,687,840	Series 2007-FA4-1A13	6.25%		08/25/2037	1,347,239
5,210,489	Series 2007-FA4-1A4	6.25%		08/25/2037	4,159,028
2,448,182	Series 2007-FA4-1A5	6.25%		08/25/2037	1,954,146

	First Horizon Asset Securities, Inc.,
4,288,728	Series 2006-1-1A2	6.00%		05/25/2036	4,136,864
8,721,077	Series 2007-1-A3	6.00%		03/25/2037	8,090,674
6,000,142	Series 2007-4-1A1	6.00%		08/25/2037	5,251,714

22	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GE-WMC Asset-Backed Pass-Through Certificates,
46,273,000	Series 2005-2-A2D	0.51%	#	12/25/2035	35,833,395

	GMACM Mortgage Loan Trust,
8,169,556	Series 2003-AR1-A5	3.28%	#	10/19/2033	8,301,498
11,181,769	Series 2005-AR5-3A1	3.09%	#	09/19/2035	10,781,948
15,399,653	Series 2005-J1-A14	5.50%		12/25/2035	15,267,124

	GS Mortgage Securities Corporation,
2,092,933	Series 2008-2R-1A1	7.50%	#^	09/25/2036	1,739,886
8,236,020	Series 2009-3R-1A2	6.00%	#^	04/25/2037	7,817,059

	GSAA Home Equity Trust,
314,086	Series 2005-12-AF3	5.07%	#	09/25/2035	279,411
2,611,066	Series 2005-7-AF2	4.48%	#	05/25/2035	2,622,722
45,361,000	Series 2005-7-AF3	4.75%	#	05/25/2035	45,811,752
12,674,655	Series 2006-10-AF3	5.98%	#	06/25/2036	6,983,722
9,071,468	Series 2006-10-AF4	6.30%	#	06/25/2036	4,996,093
17,344,644	Series 2006-15-AF4	5.96%	#	09/25/2036	9,910,244
2,862,905	Series 2006-18-AF3A	5.77%	#	11/25/2036	1,726,177
6,102,124	Series 2006-18-AF6	5.68%	#	11/25/2036	3,374,621
9,625,486	Series 2007-10-A1A	6.00%		11/25/2037	8,501,095
4,589,340	Series 2007-10-A2A	6.50%		11/25/2037	3,514,406

	GSMPS Mortgage Loan Trust,
17,855,308	Series 2005-RP2-1AF	0.54%	#^	03/25/2035	15,439,003
17,855,308	Series 2005-RP2-1AS	4.78%	#^ I/O	03/25/2035	2,018,900
10,099,593	Series 2005-RP3-1AF	0.54%	#^	09/25/2035	8,673,510
10,099,592	Series 2005-RP3-1AS	4.64%	#^ I/O	09/25/2035	1,327,728
38,685,725	Series 2006-RP1-1AS	4.51%	#^ I/O	01/25/2036	5,758,003
38,685,725	Series 2006-RP1-AF1	0.54%	#^	01/25/2036	33,968,581

	GSR Mortgage Loan Trust,
3,636,650	Series 2005-1F-1A2	5.50%		02/25/2035	3,736,783
7,260,337	Series 2005-1F-3A3	6.00%		01/25/2035	7,423,477
1,219,258	Series 2005-6F-3A5	6.00%		07/25/2035	1,252,220
11,772,335	Series 2005-6F-3A9	6.71%	# I/F I/O	07/25/2035	1,910,385
1,132,738	Series 2005-6F-4A1	0.69%	#	07/25/2035	899,154
739,712	Series 2005-7F-3A1	0.69%	#	09/25/2035	689,034
16,864,405	Series 2005-8F-3A5	6.00%		11/25/2035	14,551,502
5,380,662	Series 2005-8F-4A1	6.00%		11/25/2035	4,289,582
2,548,709	Series 2006-1F-1A2	5.50%		02/25/2036	2,458,062
1,591,073	Series 2006-2F-2A3	5.75%		02/25/2036	1,476,966
5,590,343	Series 2006-2F-3A3	6.00%		02/25/2036	4,631,141
20,117,571	Series 2006-6F-2A3	6.00%		07/25/2036	17,303,948
18,437,506	Series 2006-7F-2A1	6.00%		08/25/2036	17,138,068
9,876,655	Series 2006-7F-3A4	6.25%		08/25/2036	7,441,674
13,814,465	Series 2006-9F-2A1	6.00%		10/25/2036	12,826,330
30,711,863	Series 2006-9F-4A1	6.50%		10/25/2036	27,029,848
252,107	Series 2006-9F-8A1	5.50%		08/25/2021	238,764
25,785,465	Series 2006-OA1-2A1	0.38%	#	08/25/2046	25,156,145
2,763,472	Series 2007-1F-2A2	5.50%		01/25/2037	2,648,049
4,070,614	Series 2007-4F-1A1	5.00%		07/25/2037	3,772,519
51,689,180	Series 2007-4F-3A11	6.00%		07/25/2037	47,458,834

	HarborView Mortgage Loan Trust,
3,422,259	Series 2005-14-3A1A	2.73%	#	12/19/2035	3,046,337
10,691,951	Series 2006-10-2A1A	0.40%	#	11/19/2036	8,886,049
27,006,053	Series 2006-11-A1A	0.39%	#	12/19/2036	20,164,177

	Home Equity Asset Trust,
1,822,344	Series 2003-3-M1	1.48%	#	08/25/2033	1,746,990
710,369	Series 2004-7-M2	1.18%	#	01/25/2035	634,126

	HomeBanc Mortgage Trust,
2,419,559	Series 2005-1-M2	0.68%	#	03/25/2035	1,970,806
36,345,807	Series 2005-3-A1	0.43%	#	07/25/2035	33,703,794
4,093,940	Series 2006-1-3A1	2.29%	#	04/25/2037	3,625,761

	HSI Asset Loan Obligation Trust,
389,601	Series 2006-2-2A1	5.50%		12/25/2021	391,238
49,251,158	Series 2007-2-3A6	6.00%		09/25/2037	40,244,205
7,885,144	Series 2007-AR1-3A1	2.45%	#	01/25/2037	6,389,498

	IMPAC Trust,
1,351,019	Series 2002-9F-A1	5.22%	#	12/25/2032	1,382,203

	IndyMac Mortgage Loan Trust,
8,649,797	Series 2006-AR2-4A1	2.80%	#	09/25/2036	7,414,943
38,093,343	Series 2006-AR3-1A1	2.67%	#	12/25/2036	33,723,465
12,101,655	Series 2006-AR7-3A1	2.67%	#	05/25/2036	10,289,638

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	IndyMac Mortgage Loan Trust, (Cont.)
7,411,397	Series 2007-A1-A1	6.00%		08/25/2037	6,428,934
5,425,721	Series 2007-A1-A7	6.00%		08/25/2037	4,706,482
34,133,238	Series 2007-A3-A1	6.25%		11/25/2037	29,036,839
8,886,889	Series 2007-AR3-3A1	5.09%	#	07/25/2037	7,907,634
713,120	Series 2007-F2-1A2	6.00%		07/25/2037	644,204
29,933,748	Series 2007-F2-2A1	6.50%		07/25/2037	19,456,308

	Jefferies & Company, Inc.,
4,305,708	Series 2010-R1-1A1	6.00%	#^	03/26/2037	4,467,387
10,925,846	Series 2010-R4-1A4	6.42%	#^	10/26/2036	10,281,792

	JP Morgan Alternative Loan Trust,
17,886,645	Series 2005-S1-2A11	6.00%		12/25/2035	17,210,414
5,734,077	Series 2005-S1-2A9	6.00%		12/25/2035	5,517,291
5,767,264	Series 2006-S1-1A8	5.75%		03/25/2036	5,112,033
17,194,394	Series 2006-S2-A4	6.19%	#	05/25/2036	12,797,890
10,212,667	Series 2006-S4-A3A	5.78%	#	12/25/2036	9,854,988
28,022,567	Series 2006-S4-A4	5.96%	#	12/25/2036	23,635,017

	JP Morgan Mortgage Acquisition Corporation,
14,384,920	Series 2006-CH2-AF3	5.05%	#	10/25/2036	11,467,846
4,979,504	Series 2006-WF1-A5	6.41%	#	07/25/2036	3,013,362
15,000,000	Series 2007-CH1-AF5	5.05%	#	11/25/2036	14,364,315
2,896,753	Series 2007-CH5-A3	0.30%	#	05/25/2037	2,855,578

	JP Morgan Mortgage Trust,
2,199,415	Series 2005-A6-5A1	2.61%	#	08/25/2035	2,153,852
3,729,293	Series 2005-S2-2A13	5.50%		09/25/2035	3,856,310
2,775,846	Series 2006-S2-3A3	6.00%		07/25/2036	2,424,643
7,957,488	Series 2006-S3-1A2	6.00%		08/25/2036	6,925,195
11,461,867	Series 2006-S3-1A21	0.57%	#	08/25/2036	5,653,325
11,461,867	Series 2006-S3-1A22	6.93%	# I/F I/O	08/25/2036	4,425,622
3,707,590	Series 2006-S3-1A9	6.00%		08/25/2036	3,226,693
11,855,190	Series 2006-S4-A8	0.57%	#	01/25/2037	7,574,423
11,855,190	Series 2006-S4-A9	6.43%	# I/F I/O	01/25/2037	2,674,086
3,749,523	Series 2007-A2-2A1	2.60%	#	04/25/2037	3,311,568
16,219,354	Series 2007-S1-2A6	6.00%		03/25/2037	13,696,385
6,357,360	Series 2007-S3-1A1	5.50%		08/25/2037	5,805,738
10,673,534	Series 2007-S3-1A35	6.00%		08/25/2037	9,847,659
1,808,542	Series 2007-S3-1A9	6.00%		08/25/2037	1,669,405
9,841,543	Series 2007-S3-1A96	6.00%		08/25/2037	9,095,396
11,208,719	Series 2007-S3-1A97	6.00%		08/25/2037	10,360,544
2,310,289	Series 2007-S3-2A2	5.50%		08/25/2022	2,285,813

	JP Morgan Resecuritization Trust,
21,909,597	Series 2010-1-1A4	6.00%	^	02/26/2037	20,350,624
17,948,009	Series 2010-2-3A9	6.00%	^	07/26/2036	15,891,091
2,100,063	Series 2010-8-2A3	2.50%	#^	11/26/2034	2,093,648
7,011,528	Series 2011-2-7A11	6.00%	#^	04/26/2036	7,022,738
3,421,593	Series 2012-2-3A3	2.32%	#^	10/26/2036	3,423,393

	Lehman Mortgage Trust,
5,457,144	Series 2005-2-3A5	5.50%		12/25/2035	4,869,349
5,131,390	Series 2005-2-5A5	5.75%		12/25/2035	4,834,067
6,679,985	Series 2005-3-2A1	6.00%		01/25/2036	6,224,517
568,827	Series 2005-3-2A3	5.50%		01/25/2036	518,825
3,055,134	Series 2005-3-2A7	6.00%		01/25/2036	2,846,823
2,802,713	Series 2006-1-1A1	0.94%	#	02/25/2036	1,917,115
8,408,140	Series 2006-1-1A2	4.56%	# I/F I/O	02/25/2036	1,077,511
10,892,715	Series 2006-1-3A1	0.94%	#	02/25/2036	9,357,235
10,892,715	Series 2006-1-3A2	4.56%	# I/F I/O	02/25/2036	1,325,812
7,018,084	Series 2006-1-3A4	5.50%		02/25/2036	6,814,728
5,540,307	Series 2006-4-1A3	5.21%	# I/F I/O	08/25/2036	938,747
3,521,299	Series 2006-4-1A4	6.00%		08/25/2036	3,009,408
9,676,229	Series 2006-5-2A1	0.54%	#	09/25/2036	3,920,082
20,155,480	Series 2006-5-2A2	6.96%	# I/F I/O	09/25/2036	7,172,076
16,727,337	Series 2006-6-3A9	5.50%		10/25/2036	13,525,809
8,724,606	Series 2006-6-4A5	6.00%		12/25/2036	8,578,452
4,853,736	Series 2006-7-2A2	0.64%	#	11/25/2036	2,064,240
15,817,583	Series 2006-7-2A5	6.36%	# I/F I/O	11/25/2036	4,888,590
4,503,446	Series 2006-9-1A19	29.79%	# I/F	01/25/2037	6,856,951
4,982,029	Series 2006-9-1A5	0.79%	#	01/25/2037	3,188,842
14,816,539	Series 2006-9-1A6	4.96%	# I/F I/O	01/25/2037	2,311,921
6,090,758	Series 2006-9-2A1	0.57%	#	01/25/2037	2,472,768
11,951,339	Series 2006-9-2A2	6.43%	# I/F I/O	01/25/2037	3,574,371
12,801,376	Series 2007-10-2A1	6.50%		01/25/2038	10,329,930
3,974,512	Series 2007-2-1A1	5.75%		02/25/2037	3,138,144

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	23

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Lehman Mortgage Trust, (Cont.)
4,062,045	Series 2007-4-2A11	0.52%	#	05/25/2037	1,461,643
16,535,175	Series 2007-4-2A8	6.48%	# I/F I/O	05/25/2037	5,638,528
1,573,570	Series 2007-4-2A9	0.52%	#	05/25/2037	525,800
17,911,742	Series 2007-5-11A1	5.43%	#	06/25/2037	13,411,077
6,997,831	Series 2007-5-3A4	5.00%		12/25/2035	6,575,050
2,810,035	Series 2007-5-4A3	38.92%	# I/F	08/25/2036	5,013,375
1,285,734	Series 2007-5-7A3	7.50%		10/25/2036	1,048,442
924,246	Series 2007-6-1A8	6.00%		07/25/2037	847,540
8,071,259	Series 2008-2-1A6	6.00%		03/25/2038	6,507,469

	Lehman XS Trust,
1,963,886	Series 2005-10-2A3B	5.55%	#	01/25/2036	1,772,191
14,605,263	Series 2005-4-2A3A	5.00%	#	10/25/2035	13,310,302
2,045,256	Series 2006-5-2A4A	5.89%	#	04/25/2036	1,937,608
22,856,766	Series 2007-1-2A1	5.46%	#	02/25/2037	21,392,448

	Long Beach Mortgage Loan Trust,
8,420,669	Series 2006-WL1-2A3	0.43%	#	01/25/2046	7,949,137

	MASTR Adjustable Rate Mortgages Trust,
6,152,701	Series 2005-2-2A1	2.49%	#	03/25/2035	4,871,420
5,118,003	Series 2005-6-5A1	2.60%	#	07/25/2035	4,462,852
26,189,759	Series 2007-1-2A1	2.85%	#	11/25/2036	23,892,524
4,561,380	Series 2007-2-A2	0.30%	#	03/25/2047	4,492,674

	MASTR Alternative Loans Trust,
2,345,112	Series 2005-2-3A1	6.00%		03/25/2035	2,289,296
811,297	Series 2005-5-2A3	5.50%		07/25/2025	814,064
6,749,020	Series 2005-6-1A5	5.50%		12/25/2035	6,052,488
3,520,317	Series 2006-3-1A2	6.25%		07/25/2036	3,077,528
7,071,224	Series 2007-1-1A5	5.75%		10/25/2036	6,744,321
7,698,621	Series 2007-1-2A7	6.00%		10/25/2036	5,921,117

	MASTR Asset Backed Securities Trust,
4,975,000	Series 2003-OPT1-M3	4.32%	#	12/25/2032	4,897,139
21,321,574	Series 2006-AM2-A3	0.36%	#	06/25/2036	15,930,435
1,463,828	Series 2006-NC1-A3	0.38%	#	01/25/2036	1,454,644

	MASTR Asset Securitization Trust,
317,056	Series 2003-1-30B2	5.75%		02/25/2033	317,165
104,900	Series 2007-1-1A1	5.50%		11/25/2037	105,343
6,548,009	Series 2007-1-1A3	6.25%		11/25/2037	5,746,919

	MASTR Seasoned Securitization Trust,
1,808,649	Series 2005-2-1A4	6.00%		10/25/2032	1,812,620
2,137,644	Series 2005-2-2A1	0.59%	#	10/25/2032	1,906,676

	Merrill Lynch Mortgage Investors Trust,
12,947,721	Series 2006-3-1A	2.35%	#	10/25/2036	12,640,737
3,649,792	Series 2006-F1-1A2	6.00%		04/25/2036	3,430,425

	Monterey Ltd.,
73,297,144	Series 2006-1A-A1A	0.56%	#^	09/06/2042	7,329,714
289,361,833	Series 2006-1A-A1B	0.56%	#^	09/06/2042	28,936,183

	Morgan Stanley Capital, Inc.,
880,096	Series 2003-NC6-M2	3.12%	#	06/25/2033	843,334

	Morgan Stanley Mortgage Loan Trust,
2,658,240	Series 2005-10-1A1	0.89%	#	12/25/2035	2,185,488
6,660,090	Series 2005-10-1A6	5.75%		12/25/2035	6,286,226
8,912,509	Series 2005-10-2A1	5.53%	#	12/25/2035	8,956,983
960,662	Series 2005-6AR-1A1	0.47%	#	11/25/2035	933,274
6,548,514	Series 2006-11-1A6	6.23%	#	08/25/2036	3,231,770
15,743,032	Series 2006-11-2A1	6.00%		08/25/2036	12,977,564
9,034,280	Series 2006-17XS-A3A	5.65%	#	10/25/2046	5,606,141
2,814,019	Series 2006-17XS-A6	5.58%	#	10/25/2046	1,591,410
11,750,314	Series 2006-2-2A3	5.75%		02/25/2036	11,252,570
44,981,908	Series 2006-7-3A	5.28%	#	06/25/2036	38,067,019
3,976,141	Series 2006-7-4A4	6.00%		06/25/2036	3,544,750
4,025,155	Series 2006-7-4A7	6.00%		06/25/2036	3,588,446
5,373,082	Series 2007-13-6A1	6.00%		10/25/2037	4,485,336
20,507,266	Series 2007-14AR-2A3	2.46%	#	10/25/2037	17,380,318
4,429,859	Series 2007-1XS-2A3	5.92%	#	09/25/2046	2,585,646
3,237,097	Series 2007-1XS-2A4A	6.08%	#	09/25/2046	2,049,704
1,797,880	Series 2007-3XS-1A2A	5.62%	#	01/25/2047	1,753,248
9,650,177	Series 2007-3XS-2A3S	5.86%	#	01/25/2047	6,915,182
5,644,443	Series 2007-3XS-2A4S	5.96%	#	01/25/2047	4,044,255

	Morgan Stanley Re-Remic Trust,
1,171,534	Series 2010-R9-1A	4.00%	#^	08/26/2036	1,181,346

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Re-Remic Trust, (Cont.)
6,757,148	Series 2010-R9-1B	6.37%	#^	08/26/2036	5,147,455
53,646,453	Series 2010-R9-3C	6.00%	#^	11/26/2036	53,462,150
6,609,300	Series 2011-R1-1A	5.94%	#^	02/26/2037	7,045,549

	MSCC Heloc Trust,
23,242,449	Series 2007-1-A	0.29%	#	12/25/2031	22,486,465

	New Century Home Equity Loan Trust,
33,589,250	Series 2005-2-M3	0.68%	#	06/25/2035	27,735,483

	New Residential Mortgage Loan Trust,
30,026,590	Series 2014-2A-A3	3.75%	#^	05/25/2054	31,510,789

	New York Mortgage Trust,
1,390,052	Series 2005-2-A	0.52%	#	08/25/2035	1,294,452

	Nomura Asset Acceptance Corporation,
744,131	Series 2005-AP1-2A5	4.86%	#	02/25/2035	758,736
18,923,212	Series 2006-AF1-1A2	6.16%	#	05/25/2036	10,232,708
3,845,535	Series 2006-AF1-1A3	6.41%	#	05/25/2036	2,078,700
23,125,056	Series 2006-AP1-A2	5.52%	#	01/25/2036	13,484,312
3,908,621	Series 2006-AP1-A3	5.65%	#	01/25/2036	2,297,171
1,973,359	Series 2006-WF1-A2	5.76%	#	06/25/2036	1,142,969

	Nomura Home Equity Loan, Inc.,
20,485,845	Series 2006-AF1-A2	5.80%	#	10/25/2036	11,182,670
3,709,177	Series 2007-1-1A1	6.06%	#	02/25/2037	2,044,101
18,487,394	Series 2007-1-1A3	5.99%	#	02/25/2037	10,189,345

	Option One Mortgage Loan Trust,
957,464	Series 2002-2-A	0.73%	#	06/25/2032	898,696
1,368,582	Series 2004-3-M3	1.17%	#	11/25/2034	1,242,237

	Park Place Securities, Inc.,
13,000,000	Series 2005-WHQ4-M2	0.68%	#	09/25/2035	10,585,055

	PFCA Home Equity Investment Trust,
45,867,751	Series 2003-IFC5-A	4.17%	#^	01/22/2035	43,708,976
51,566,509	Series 2003-IFC6-A	4.43%	#^	04/22/2035	47,511,881

	PHH Alternative Mortgage Trust,
11,579,413	Series 2007-1-1A1	0.35%	#	02/25/2037	9,848,928
32,566,502	Series 2007-2-2A1	6.00%		05/25/2037	29,442,658
1,430,176	Series 2007-2-3A1	6.00%		05/25/2037	1,273,430
18,118,210	Series 2007-3-A2	0.38%	#	07/25/2037	17,599,966

	Popular ABS Mortgage Pass-Through Trust,
469,114	Series 2005-5-AF6	4.50%	#	11/25/2035	469,631

	PR Mortgage Loan Trust,
294,858,334	Series 2014-1-APT	5.93%	#^	10/25/2049	305,178,375

	Prime Mortgage Trust,
4,124,784	Series 2006-DR1-2A1	5.50%	^	05/25/2035	3,958,817
6,515,667	Series 2006-DR1-2A2	6.00%	^	05/25/2035	6,409,780

	RBSGC Structured Trust,
47,457,183	Series 2008-B-A1	6.00%	^	06/25/2037	41,993,390

	Renaissance Home Equity Loan Trust,
1,386,585	Series 2006-1-AF6	5.75%	#	05/25/2036	979,543
10,858,863	Series 2006-4-AF4	5.47%	#	01/25/2037	6,257,116
21,383,311	Series 2006-4-AF5	5.69%	#	01/25/2037	12,770,712
18,088,687	Series 2007-2-AF2	5.68%	#	06/25/2037	9,126,340
9,782,957	Series 2007-2-AF5	6.20%	#	06/25/2037	5,395,134

	Residential Accredit Loans, Inc.,
6,620,184	Series 2004-QS15-A1	5.25%		11/25/2034	6,866,571
59,095,336	Series 2005-QA11-4A1	3.27%	#	10/25/2035	49,466,460
30,361,119	Series 2005-QA13-2A1	3.57%	#	12/25/2035	26,349,413
19,425,871	Series 2005-QA3-CB1	3.13%	#	03/25/2035	13,608,910
821,074	Series 2005-QS12-A11	49.02%	# I/F	08/25/2035	1,450,460
3,591,116	Series 2005-QS13-1A6	5.50%		09/25/2035	3,206,608
6,688,843	Series 2005-QS13-2A1	0.89%	#	09/25/2035	4,986,847
27,424,256	Series 2005-QS13-2A2	4.86%	# I/F I/O	09/25/2035	3,427,703
12,058,943	Series 2005-QS14-2A1	6.00%		09/25/2035	9,402,624
5,886,980	Series 2005-QS15-2A	6.00%		10/25/2035	4,633,878
6,031,501	Series 2005-QS15-3A	6.00%		10/25/2035	5,438,032
6,926,442	Series 2005-QS16-A1	0.89%	#	11/25/2035	5,141,158
6,925,244	Series 2005-QS16-A2	4.61%	# I/F I/O	11/25/2035	1,027,180
3,144,405	Series 2005-QS17-A1	6.00%		12/25/2035	2,769,800
2,178,911	Series 2005-QS17-A10	6.00%		12/25/2035	1,919,329

24	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Accredit Loans, Inc., (Cont.)
9,113,151	Series 2005-QS17-A11	6.00%		12/25/2035	8,027,465
6,477,341	Series 2005-QS17-A2	1.04%	#	12/25/2035	4,591,113
6,477,341	Series 2005-QS17-A4	4.96%	# I/F I/O	12/25/2035	1,082,173
5,211,869	Series 2005-QS17-A6	6.00%		12/25/2035	4,590,958
2,357,129	Series 2005-QS1-A5	5.50%		01/25/2035	2,384,731
2,619,224	Series 2005-QS5-A3	5.70%		04/25/2035	2,484,247
2,184,849	Series 2005-QS9-A1	0.69%	#	06/25/2035	1,824,285
5,356,828	Series 2005-QS9-A4	4.81%	# I/F I/O	06/25/2035	751,325
2,571,084	Series 2006-QS10-A4	5.75%		08/25/2036	2,088,386
16,771,782	Series 2006-QS11-1A1	6.50%		08/25/2036	14,099,853
2,628,479	Series 2006-QS12-1A1	6.50%		09/25/2036	1,964,055
6,803,039	Series 2006-QS12-2A18	5.75%		09/25/2036	5,612,405
10,123,933	Series 2006-QS14-A18	6.25%		11/25/2036	8,572,269
5,419,512	Series 2006-QS15-A1	6.50%		10/25/2036	4,522,490
2,085,526	Series 2006-QS16-A10	6.00%		11/25/2036	1,721,837
7,415,799	Series 2006-QS16-A11	6.00%		11/25/2036	6,122,713
2,164,755	Series 2006-QS16-A7	6.00%		11/25/2036	1,787,288
2,339,273	Series 2006-QS16-A8	6.00%		11/25/2036	1,931,376
925,694	Series 2006-QS16-A9	6.00%		11/25/2036	764,282
4,862,415	Series 2006-QS17-A4	6.00%		12/25/2036	4,050,975
27,013,472	Series 2006-QS17-A5	6.00%		12/25/2036	22,505,464
2,722,527	Series 2006-QS1-A6	41.37%	# I/F	01/25/2036	5,323,246
18,768,606	Series 2006-QS3-1A11	6.00%		03/25/2036	16,267,689
4,194,322	Series 2006-QS4-A8	8.00%	# I/F	04/25/2036	4,120,899
11,929,921	Series 2006-QS5-A3	6.00%		05/25/2036	10,372,601
35,555,653	Series 2006-QS5-A4	6.00%		05/25/2036	30,914,254
15,370,663	Series 2006-QS8-A1	6.00%		08/25/2036	12,563,965
26,654,974	Series 2006-QS8-A5	5.36%	# I/F I/O	08/25/2036	4,824,617
8,706,343	Series 2006-QS9-1A6	5.11%	# I/F I/O	07/25/2036	1,452,296
8,770,056	Series 2007-QS11-A1	7.00%		10/25/2037	7,341,817
29,351,157	Series 2007-QS1-1A2	5.26%	# I/F I/O	01/25/2037	5,419,075
2,954,505	Series 2007-QS1-1A4	6.00%		01/25/2037	2,492,805
7,076,709	Series 2007-QS1-2A10	6.00%		01/25/2037	5,739,339
1,282,535	Series 2007-QS2-A6	6.25%		01/25/2037	1,059,933
46,867,456	Series 2007-QS3-A1	6.50%		02/25/2037	38,986,553
7,473,308	Series 2007-QS3-A4	6.25%		02/25/2037	6,123,763
11,787,272	Series 2007-QS4-3A3	6.00%		03/25/2037	10,194,729
5,535,002	Series 2007-QS5-A1	5.50%		03/25/2037	4,352,111
2,283,414	Series 2007-QS5-A5	0.49%	#	03/25/2037	1,388,080
7,583,739	Series 2007-QS5-A8	6.51%	# I/F I/O	03/25/2037	1,865,672
6,244,298	Series 2007-QS6-A102	5.75%		04/25/2037	5,163,223
2,007,723	Series 2007-QS6-A13	53.38%	# I/F	04/25/2037	4,718,018
8,941,345	Series 2007-QS6-A45	5.75%		04/25/2037	7,393,330
14,249,742	Series 2007-QS6-A6	6.25%		04/25/2037	12,145,782
984,185	Series 2007-QS6-A77	54.22%	# I/F	04/25/2037	2,354,749
10,859,534	Series 2007-QS7-2A1	6.75%		06/25/2037	7,254,277
46,190,546	Series 2007-QS9-A33	6.50%		07/25/2037	40,705,788

	Residential Asset Mortgage Products, Inc.,
162,788	Series 2004-RS4-AI6	5.07%	#	04/25/2034	167,040
1,173,330	Series 2004-RS5-AI6	5.55%	#	05/25/2034	1,180,291
7,639,783	Series 2004-RS7-A3	2.86%	#	07/25/2034	6,828,598
1,782,244	Series 2004-RS7-AI6	5.22%	#	07/25/2034	1,704,005
556,383	Series 2004-RS9-AI6	4.72%	#	07/25/2034	560,003
959,397	Series 2004-RZ2-AI4	5.35%	#	02/25/2033	958,093
7,516,044	Series 2005-RS1-AI5	5.41%	#	01/25/2035	7,564,913
58,563,760	Series 2005-RS9-AI4	0.51%	#	11/25/2035	48,343,330
40,000,000	Series 2006-RS2-A3A	0.49%	#	03/25/2036	34,993,800
1,927,043	Series 2006-RS5-A3	0.36%	#	09/25/2036	1,897,836
12,760,000	Series 2006-RX5-A3	0.44%	#	08/25/2046	11,164,158
12,300,000	Series 2006-RZ3-A3	0.48%	#	08/25/2036	11,296,910

	Residential Asset Securities Corporation,
334,437	Series 2002-KS1-AI6	6.08%	#	06/25/2032	347,692
2,485,724	Series 2003-KS11-MI1	5.13%	#	01/25/2034	2,395,136
2,095,603	Series 2005-AHL3-A2	0.43%	#	11/25/2035	2,067,263
27,100,365	Series 2005-KS11-M2	0.61%	#	12/25/2035	23,261,327
14,552,505	Series 2006-EMX5-A3	0.35%	#	07/25/2036	13,157,546
55,294	Series 2006-KS4-A3	0.34%	#	06/25/2036	55,372
37,100,000	Series 2007-KS3-AI3	0.44%	#	04/25/2037	34,068,893

	Residential Asset Securitization Trust,
7,600,655	Series 2005-A11-2A4	6.00%		10/25/2035	6,238,906
5,206,525	Series 2005-A12-A7	4.81%	# I/F I/O	11/25/2035	691,354
4,168,821	Series 2005-A12-A8	0.74%	#	11/25/2035	3,116,123

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Asset Securitization Trust, (Cont.)
16,757,470	Series 2005-A13-2A1	5.50%		10/25/2035	13,237,463
16,346,581	Series 2005-A15-5A3	5.75%		02/25/2036	13,444,572
2,862,936	Series 2005-A7-A3	5.50%		06/25/2035	2,561,975
7,423,235	Series 2005-A8CB-A11	6.00%		07/25/2035	7,190,023
7,419,725	Series 2005-A8CB-A2	4.81%	# I/F I/O	07/25/2035	1,078,780
7,128,048	Series 2006-A10-A5	6.50%		09/25/2036	5,293,972
1,191,739	Series 2006-A1-1A3	6.00%		04/25/2036	974,639
10,281,711	Series 2006-A12-A1	6.25%		11/25/2036	7,625,883
9,901,882	Series 2006-A13-A1	6.25%		12/25/2036	6,911,771
21,159,460	Series 2006-A1-3A2	6.00%		04/25/2036	16,662,229
18,331,143	Series 2006-A14C-2A6	0.64%	#	12/25/2036	5,341,237
40,454,083	Series 2006-A14C-2A7	6.36%	# I/F I/O	12/25/2036	13,878,218
9,731,595	Series 2006-A2-A11	6.00%		01/25/2046	7,930,228
6,737,783	Series 2006-A2-A4	6.00%		01/25/2046	5,490,411
1,123,182	Series 2006-A4-2A5	6.00%		05/25/2036	1,020,450
6,302,534	Series 2006-A8-1A1	6.00%		08/25/2036	5,745,012
8,282,426	Series 2006-R1-A1	27.62%	# I/F	01/25/2046	15,371,107
47,093,741	Series 2007-A2-1A2	6.00%		04/25/2037	39,314,986
1,365,620	Series 2007-A3-1A2	44.90%	# I/F	04/25/2037	2,992,127
25,962,059	Series 2007-A5-1A4	5.91%	# I/F I/O	05/25/2037	6,138,638
6,701,644	Series 2007-A5-1A6	0.59%	#	05/25/2037	1,513,312
10,613,926	Series 2007-A5-2A3	6.00%		05/25/2037	9,292,514
4,651,542	Series 2007-A5-2A5	6.00%		05/25/2037	4,072,434
19,031,193	Series 2007-A6-1A2	6.00%		06/25/2037	17,110,032
11,760,595	Series 2007-A7-A1	6.00%		07/25/2037	8,571,933
22,920,760	Series 2007-A7-A6	6.00%		07/25/2037	16,706,232

	Residential Funding Mortgage Securities Trust,
2,720,678	Series 2003-S16-A1	4.75%		09/25/2018	2,742,778
5,423,064	Series 2005-S9-A10	6.25%		12/25/2035	5,243,579
14,145,123	Series 2005-S9-A6	5.75%		12/25/2035	14,200,614
1,051,548	Series 2005-S9-A8	5.50%		12/25/2035	1,034,386
18,172,025	Series 2006-S10-1A1	6.00%		10/25/2036	16,516,699
32,617,022	Series 2006-S11-A1	6.00%		11/25/2036	30,642,485
5,905,239	Series 2006-S5-A12	6.00%		06/25/2036	5,438,636
404,298	Series 2006-S5-A15	6.00%		06/25/2036	372,352
10,023,673	Series 2006-S9-A1	6.25%		09/25/2036	9,589,537
7,865,919	Series 2007-S1-A7	6.00%		01/25/2037	7,225,106
6,610,157	Series 2007-S2-A1	6.00%		02/25/2037	6,070,722
7,447,070	Series 2007-S2-A4	6.00%		02/25/2037	6,839,337
13,902,828	Series 2007-S2-A5	6.00%		02/25/2037	12,768,260
2,172,549	Series 2007-S2-A9	6.00%		02/25/2037	1,995,253
6,651,865	Series 2007-S3-1A4	6.00%		03/25/2037	6,068,490
2,153,155	Series 2007-S4-A1	6.00%		04/25/2037	1,955,353
5,747,791	Series 2007-S4-A2	6.00%		04/25/2037	5,219,764
45,648,578	Series 2007-S5-A1	6.00%		05/25/2037	42,692,878
13,229,138	Series 2007-S5-A8	6.00%		05/25/2037	12,372,565
7,421,141	Series 2007-S6-2A4	6.00%		06/25/2037	6,944,956
39,130,461	Series 2007-S7-A20	6.00%		07/25/2037	35,617,133
15,388,168	Series 2007-S8-1A1	6.00%		09/25/2037	13,781,644
7,181,539	Series 2007-SA1-4A	6.03%	#	02/25/2037	6,404,546
14,458,359	Series 2007-SA2-2A1	3.09%	#	04/25/2037	12,688,165

	RMAT LLC,
31,178,167	Series 2015-RPL1-A1	3.97%	#^	05/26/2020	31,354,885

	Saxon Asset Securities Trust,
63,598,248	Series 2006-3-A3	0.36%	#	10/25/2046	52,405,083

	Securitized Mortgage Asset Loan Trust,
411,526,943	Series 2015-1-PC	1.71%	#^¥	02/25/2054	310,224,483
84,131,265	Series 2015-2-PC	3.57%	^¥	12/26/2059	73,858,332
153,563,423	Series 2015-3-PC	3.59%	^¥	10/25/2044	143,014,691

	Sequoia Mortgage Trust,
326,184	Series 2003-4-2A1	0.57%	#	07/20/2033	309,049
14,811,238	Series 2013-2-A	1.87%	#	02/25/2043	13,791,573

	Shellpoint Co-Originator Trust,
49,917,290	Series 2015-1-A3	3.50%	#^	08/25/2045	50,420,357

	Soundview Home Equity Loan Trust,
10,541,757	Series 2007-NS1-A2	0.34%	#	01/25/2037	10,397,720

	Springleaf Mortgage Loan Trust,
118,132,750	Series 2013-1A-B3F	6.00%	#^	06/25/2058	118,730,738
61,983,000	Series 2013-2A-B1	6.00%	#^	12/25/2065	62,818,748

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	25

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	STARM Mortgage Loan Trust,
23,066,410	Series 2007-2-1A1	2.67%	#	04/25/2037	19,489,848
12,621,032	Series 2007-3-1A1	2.74%	#	06/25/2037	11,539,296

	Structured Adjustable Rate Mortgage Loan Trust,
11,057,928	Series 2004-12-8A	2.50%	#	09/25/2034	10,890,748
4,307,134	Series 2006-1-8A1	5.21%	#	02/25/2036	3,279,310

	Structured Asset Securities Corporation,
75,046	Series 2003-18XS-A6	4.54%	#	06/25/2033	75,571
4,749,169	Series 2003-24A-1A3	2.42%	#	07/25/2033	4,690,251
11,119,759	Series 2003-35-1A1	5.21%	#	12/25/2033	11,593,438
3,936,616	Series 2004-11XS-2A2	5.11%	#	06/25/2034	4,409,087
2,131,648	Series 2004-15-2A1	4.75%		09/25/2019	2,161,404
10,110,655	Series 2004-22-A2	5.04%	#	01/25/2035	10,467,131
28,776,643	Series 2005-10-1A1	5.75%		06/25/2035	28,097,615
3,481,757	Series 2005-10-6A1	5.00%		06/25/2020	3,580,888
7,134,500	Series 2005-13-3A1	6.00%		09/25/2035	6,116,021
2,257,339	Series 2005-14-1A1	0.49%	#	07/25/2035	1,940,968
915,370	Series 2005-14-1A4	23.66%	# I/F	07/25/2035	1,226,580
45,472,820	Series 2005-14-4A1	5.75%		07/25/2035	46,785,757
4,446,686	Series 2005-15-1A1	5.50%		08/25/2035	4,689,679
8,266,041	Series 2005-15-2A7	5.50%		08/25/2035	8,173,097
15,155,139	Series 2005-15-3A1	4.96%	#	08/25/2035	14,903,420
9,279,606	Series 2005-16-1A2	5.50%		09/25/2035	9,412,722
10,851,970	Series 2005-3-1A6	5.75%		03/25/2035	10,487,664
2,750,060	Series 2005-6-4A1	5.00%		05/25/2035	2,796,898
149,359,704	Series 2007-4-1A3	5.97%	#^ I/F I/O	03/28/2045	27,160,136

	Suntrust Alternative Loan Trust,
1,468,386	Series 2005-1F-2A3	5.75%		12/25/2035	1,358,180
2,346,589	Series 2006-1F-1A3	6.00%		04/25/2036	1,855,687

	Thornburg Mortgage Securities Trust,
1,120,071	Series 2003-6-A2	1.19%	#	12/25/2033	1,041,327
8,584,883	Series 2004-4-5A	2.52%	#	12/25/2044	8,211,733
24,655,414	Series 2007-1-A1	2.15%	#	03/25/2037	23,542,049
6,378,848	Series 2007-1-A2A	2.15%	#	03/25/2037	5,672,078

	Towd Point Mortgage Trust,
18,603,328	Series 2015-1-AE	3.00%	^	10/25/2053	18,712,828
17,514,033	Series 2015-1-AES	3.00%	^	10/25/2053	17,724,306
30,299,919	Series 2015-2-1A13	2.50%	#^	11/25/2060	30,153,176

	Washington Mutual Mortgage Pass-Through Certificates,
9,924,981	Series 2005-1-2A	6.00%		03/25/2035	9,293,316
4,225,538	Series 2005-4-5A1	5.50%		06/25/2035	4,037,286
1,662,604	Series 2005-5-CB12	48.47%	# I/F	07/25/2035	3,309,357
5,383,921	Series 2005-5-CB6	0.79%	#	07/25/2035	4,383,707
1,718,297	Series 2005-6-2A7	5.50%		08/25/2035	1,652,334
1,899,115	Series 2005-7-3CB	6.50%		08/25/2035	1,532,405
23,167,773	Series 2005-8-1A2	5.50%		10/25/2035	21,768,463
18,106,874	Series 2005-9-2A2	5.50%		11/25/2035	17,882,829
4,592,912	Series 2005-9-CX	5.50%	I/O	11/25/2035	1,097,807
7,043,525	Series 2006-1-3A1	5.75%		02/25/2036	6,455,947
3,566,745	Series 2006-1-3A2	5.75%		02/25/2036	3,269,204
3,029,428	Series 2006-1-3A7	5.75%		02/25/2036	2,776,710
4,012,938	Series 2006-5-1A8	5.75%		07/25/2036	3,405,174
7,391,302	Series 2006-5-2CB1	6.00%		07/25/2036	5,877,845
13,425,716	Series 2006-5-2CB6	6.00%		07/25/2036	10,676,639
8,275,914	Series 2006-5-3A5	6.45%	#	07/25/2036	4,218,349
5,004,779	Series 2006-9-A7	5.06%	#	10/25/2036	2,977,012
16,405,833	Series 2006-AR10-1A1	2.40%	#	09/25/2036	14,895,479
24,881,127	Series 2006-AR15-1A	1.04%	#	11/25/2046	20,566,466
2,030,502	Series 2006-AR6-2A3	4.32%	#	08/25/2036	1,826,946
20,565,020	Series 2007-2-1A2	6.00%		04/25/2037	17,603,965
21,034,823	Series 2007-2-1A6	6.00%		04/25/2037	18,006,124
15,066,918	Series 2007-3-A3	6.00%		04/25/2037	12,938,294
12,543,877	Series 2007-4-1A1	5.50%		06/25/2037	11,863,974
669,903	Series 2007-5-A11	38.32%	# I/F	06/25/2037	1,560,325
16,747,581	Series 2007-5-A6	6.00%		06/25/2037	14,725,210
30,903,825	Series 2007-HY3-4A1	2.42%	#	03/25/2037	29,367,132
29,587,605	Series 2007-HY5-1A1	2.06%	#	05/25/2037	25,803,321
25,346,710	Series 2007-HY6-2A3	2.26%	#	06/25/2037	22,879,283

	Wells Fargo Alternative Loan Trust,
3,035,016	Series 2007-PA1-A10	6.00%		03/25/2037	2,771,731
13,326,085	Series 2007-PA1-A3	6.00%		03/25/2037	12,170,061

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wells Fargo Alternative Loan Trust, (Cont.)
11,490,001	Series 2007-PA1-A5	6.00%		03/25/2037	10,493,255
18,831,535	Series 2007-PA1-A6	6.00%		03/25/2037	17,197,919
88,505,185	Series 2007-PA2-1A1	6.00%		06/25/2037	86,704,635
13,179,629	Series 2007-PA2-3A1	0.54%	#	06/25/2037	9,342,367
19,415,634	Series 2007-PA2-3A2	6.46%	# I/F I/O	06/25/2037	4,770,625
1,288,953	Series 2007-PA3-1A4	5.75%		07/25/2037	1,179,320
30,615,783	Series 2007-PA3-2A1	6.00%		07/25/2037	29,725,706
12,163,847	Series 2007-PA3-2A4	6.00%		07/25/2037	11,810,214
20,324,290	Series 2007-PA3-3A1	6.25%		07/25/2037	18,555,752
12,119,230	Series 2007-PA3-4A3	6.50%		07/25/2037	9,995,104
155,845,016	Series 2007-PA5-1A1	6.25%		11/25/2037	151,620,525
522,060	Series 2007-PA5-2A1	6.00%		11/25/2022	533,094

	Wells Fargo Mortgage Backed Securities Trust,
23,853,413	Series 2004-Y-3A3	2.61%	#	11/25/2034	24,468,820
47,658,569	Series 2005-17-1A1	5.50%		01/25/2036	48,687,351
145,521	Series 2005-4-A7	23.12%	# I/F	04/25/2035	162,812
4,102,832	Series 2005-8-A1	5.50%		10/25/2035	4,265,655
3,365,303	Series 2005-AR16-6A4	2.73%	#	10/25/2035	3,252,360
8,655,201	Series 2006-12-A3	6.00%		10/25/2036	8,465,933
10,103,619	Series 2006-14-A1	6.00%		10/25/2036	10,135,698
12,431,448	Series 2006-15-A1	6.00%		11/25/2036	12,050,318
146,406	Series 2006-2-1A4	18.85%	# I/F	03/25/2036	199,943
7,321,172	Series 2006-2-3A1	5.75%		03/25/2036	7,496,781
29,422,756	Series 2006-3-A11	5.50%		03/25/2036	30,379,011
6,589,588	Series 2006-3-A6	5.50%		03/25/2036	6,690,801
461,642	Series 2006-4-2A2	5.50%		04/25/2036	449,040
6,504,656	Series 2006-6-2A1	0.59%	#	05/25/2036	5,436,208
6,504,656	Series 2006-6-2A2	6.91%	# I/F I/O	05/25/2036	1,347,846
2,700,464	Series 2006-9-2A1	0.00%	P/O	08/25/2036	1,392,670
2,700,464	Series 2006-9-2A2	6.00%	I/O	08/25/2036	550,067
15,567,675	Series 2006-AR12-1A1	2.73%	#	09/25/2036	14,766,516
8,213,211	Series 2006-AR13-A2	2.71%	#	09/25/2036	7,824,496
8,505,532	Series 2006-AR4-2A1	5.71%	#	04/25/2036	8,361,920
2,915,820	Series 2007-10-1A18	6.00%		07/25/2037	2,916,395
5,254,655	Series 2007-10-2A11	6.00%		07/25/2037	5,049,411
2,952,989	Series 2007-11-A14	6.00%		08/25/2037	2,932,883
5,893,860	Series 2007-11-A36	6.00%		08/25/2037	5,853,729
4,188,583	Series 2007-11-A96	6.00%		08/25/2037	4,160,063
52,140,640	Series 2007-14-1A1	6.00%		10/25/2037	53,180,898
31,743,704	Series 2007-2-1A1	6.00%		03/25/2037	31,299,355
1,837,106	Series 2007-2-1A18	5.75%		03/25/2037	1,797,437
4,137,649	Series 2007-2-1A9	6.00%		03/25/2037	4,079,730
1,773,948	Series 2007-2-3A2	5.25%		03/25/2037	1,823,875
3,276,781	Series 2007-3-1A3	6.00%		04/25/2037	3,315,660
3,270,408	Series 2007-4-A11	6.50%		04/25/2037	3,275,661
12,562,760	Series 2007-4-A15	6.00%		04/25/2037	12,375,035
7,410,085	Series 2007-4-A3	6.00%		04/25/2037	7,299,356
7,814,928	Series 2007-4-A8	6.00%		04/25/2037	7,698,149
9,268,190	Series 2007-6-A4	6.00%		05/25/2037	9,259,413
4,428,792	Series 2007-6-A6	6.00%		05/25/2037	4,424,598
13,810,216	Series 2007-7-A1	6.00%		06/25/2037	13,876,975
960,473	Series 2007-7-A32	5.75%		06/25/2037	956,225
31,099,590	Series 2007-7-A34	6.00%		06/25/2037	31,249,925
8,390,670	Series 2007-7-A36	6.00%		06/25/2037	8,431,230
2,864,626	Series 2007-7-A43	0.69%	#	06/25/2037	2,498,320
7,826,097	Series 2007-7-A49	6.00%		06/25/2037	7,863,928
3,313,155	Series 2007-7-A8	0.69%	#	06/25/2037	2,889,495
1,494,622	Series 2007-7-A9	37.84%	# I/F	06/25/2037	2,484,792
2,281,584	Series 2007-8-1A13	0.56%	#	07/25/2037	1,953,649
2,281,584	Series 2007-8-1A14	38.62%	# I/F	07/25/2037	3,972,159
37,075,733	Series 2007-8-1A16	6.00%		07/25/2037	36,889,947
24,740,066	Series 2007-8-1A2	6.00%		07/25/2037	24,616,094
3,497,527	Series 2007-8-1A20	6.00%		07/25/2037	3,480,001
31,248,104	Series 2007-8-1A22	6.00%		07/25/2037	31,091,520
10,875,531	Series 2007-8-1A3	6.00%		07/25/2037	10,821,034
13,634,102	Series 2007-8-2A9	6.00%		07/25/2037	13,941,619
69,146,358	Series 2007-AR9-A1	6.00%	#	12/28/2037	68,300,974

	Wells Fargo Mortgage Loan Trust,
10,354,244	Series 2012-RR1-A1	2.85%	#^	08/27/2037	10,387,848

	WinWater Mortgage Loan Trust,
45,388,514	Series 2015-4-A5	3.50%	#^	06/20/2045	46,095,463

26	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	WinWater Mortgage Loan Trust, (Cont.)
147,000,000	Series 2015-5-A3	3.50%	#^	08/20/2045	147,987,656

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $11,227,307,739)				11,220,867,499

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 50.2%

	Federal Home Loan Mortgage Corporation,
15,596,349	Pool C03490	4.50%		08/01/2040	16,926,065
84,000,558	Pool C91388	3.50%		02/01/2032	88,958,501
43,901,401	Pool C91403	3.50%		03/01/2032	46,495,114
43,832,259	Pool C91413	3.50%		12/01/2031	46,419,044
21,801,752	Pool C91417	3.50%		01/01/2032	23,091,701
87,027,574	Pool C91447	3.50%		05/01/2032	92,175,652
94,929,520	Pool C91594	3.00%		01/01/2033	98,548,847
27,481,703	Pool C91596	3.00%		02/01/2033	28,530,412
15,223,663	Pool D98901	3.50%		01/01/2032	16,122,700
42,105,539	Pool D98923	3.50%		01/01/2032	44,592,937
35,823,850	Pool D99724	3.00%		11/01/2032	37,189,717
39,005,405	Pool G01840	5.00%		07/01/2035	43,191,043
8,528,498	Pool G04817	5.00%		09/01/2038	9,342,680
22,213,215	Pool G06172	5.50%		12/01/2038	24,604,046
30,715,713	Pool G06954	6.00%		05/01/2040	34,719,889
42,627,106	Pool G07011	6.00%		05/01/2040	48,225,562
33,129,076	Pool G07801	4.00%		10/01/2044	35,480,521
66,063,111	Pool G07862	4.00%		01/01/2044	70,757,609
74,071,432	Pool G07905	4.00%		01/01/2042	79,142,313
103,786,709	Pool G08534	3.00%		06/01/2043	105,294,298
33,232,376	Pool G08537	3.00%		07/01/2043	33,701,983
91,845,208	Pool G08614	3.00%		11/01/2044	92,974,294
106,911,131	Pool G08619	3.00%		12/01/2044	108,225,428
138,770,438	Pool G08622	3.00%		01/01/2045	140,476,392
258,709,158	Pool G08626	3.00%		02/01/2045	261,889,563
133,959,693	Pool G08631	3.00%		03/01/2045	135,606,508
331,976,012	Pool G08635	3.00%		04/01/2045	336,057,113
96,792,828	Pool G08640	3.00%		05/01/2045	97,982,737
494,827,566	Pool G08648	3.00%		06/01/2045	500,910,660
95,391,462	Pool G08653	3.00%		07/01/2045	96,564,143
52,373,519	Pool G08658	3.00%		08/01/2045	53,017,365
156,605,088	Pool J22834	2.50%		03/01/2028	161,302,163
152,470,868	Pool Q16672	3.00%		03/01/2043	154,741,022
10,030,827	Pool Q23595	4.00%		12/01/2043	10,803,323
12,861,989	Pool Q24052	4.00%		01/01/2044	13,852,539
10,894,148	Pool Q24172	4.00%		01/01/2044	11,737,575
8,944,582	Pool Q24979	4.00%		02/01/2044	9,631,905
77,721,465	Pool Q31596	3.50%		02/01/2045	81,065,686
26,370,092	Pool Q32861	3.50%		04/01/2045	27,530,183
70,770,827	Pool Q32921	3.50%		04/01/2045	73,815,255
14,141,485	Pool T60392	4.00%		10/01/2041	14,803,197
11,995,804	Pool T60681	4.00%		05/01/2042	12,555,704
32,381,880	Pool T60782	3.50%		07/01/2042	33,369,345
53,936,916	Pool T60853	3.50%		09/01/2042	55,588,163
45,676,703	Pool T60854	3.50%		09/01/2042	47,063,010
4,915,590	Pool T65110	3.50%		10/01/2042	5,065,492
11,480,730	Pool T69016	5.00%		06/01/2041	12,340,965
840,285	Pool U60299	4.00%		11/01/2040	904,963
2,993,500	Series 2519-ZD	5.50%		11/15/2032	3,298,952
1,834,872	Series 2596-ZL	5.00%		04/15/2033	2,027,305
72,089,285	Series 267-30	3.00%		08/15/2042	73,344,649
961,535	Series 2684-ZN	4.00%		10/15/2033	1,035,331
134,431,033	Series 269-30	3.00%		08/15/2042	137,142,102
59,470,952	Series 274-30	3.00%		08/15/2042	60,650,032
6,270,006	Series 2750-ZT	5.00%		02/15/2034	6,939,411
163,510,817	Series 280-30	3.00%		09/15/2042	166,978,953
25,633,228	Series 2819-MS	6.26%	# I/F I/O	06/15/2040	4,619,646
13,841,433	Series 2825-PZ	5.50%		07/15/2034	15,805,117
39,537,009	Series 284-300	3.00%		10/15/2042	40,291,594
9,908,208	Series 2898-JZ	5.00%		12/15/2034	11,017,550
20,110,552	Series 2899-AZ	5.00%		12/15/2034	22,250,847
15,669,002	Series 2909-Z	5.00%		12/15/2034	17,268,212
28,890,922	Series 2932-Z	5.00%		02/15/2035	31,881,032
2,718,964	Series 2990-JL	6.44%	# I/F I/O	03/15/2035	327,063
8,875,701	Series 3002-SN	6.29%	# I/F I/O	07/15/2035	1,634,975

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
5,970,372	Series 3030-SL	5.89%	# I/F I/O	09/15/2035	872,847
1,824,209	Series 3045-DI	6.52%	# I/F I/O	10/15/2035	359,276
15,185,295	Series 3116-Z	5.50%		02/15/2036	16,949,841
3,389,966	Series 3117-ZN	4.50%		02/15/2036	3,622,451
8,510,156	Series 3174-PZ	5.00%		01/15/2036	9,478,254
1,928,112	Series 3187-JZ	5.00%		07/15/2036	2,130,963
4,879,539	Series 3188-ZK	5.00%		07/15/2036	5,377,418
7,286,961	Series 3203-SE	6.29%	# I/F I/O	08/15/2036	1,292,802
12,272,863	Series 3203-Z	5.00%		07/15/2036	13,632,678
19,446,437	Series 3203-ZC	5.00%		07/15/2036	21,601,074
8,565,677	Series 3261-SA	6.22%	# I/F I/O	01/15/2037	1,630,828
7,292,876	Series 3267-BA	5.80%		11/15/2036	7,910,645
11,304,687	Series 3275-SC	5.87%	# I/F I/O	02/15/2037	1,562,782
6,894,835	Series 3315-HZ	6.00%		05/15/2037	7,452,183
19,748,877	Series 3326-GS	6.44%	# I/F I/O	06/15/2037	2,728,860
2,083,524	Series 3351-ZC	5.50%		07/15/2037	2,317,598
19,062,739	Series 3355-BI	5.84%	# I/F I/O	08/15/2037	3,184,850
1,793,041	Series 3369-Z	6.00%		09/15/2037	2,029,821
6,066,671	Series 3405-ZG	5.50%		01/15/2038	6,624,246
8,222,566	Series 3417-SI	5.97%	# I/F I/O	02/15/2038	924,525
11,520,669	Series 3423-GS	5.44%	# I/F I/O	03/15/2038	1,438,759
1,891,815	Series 3423-SG	5.44%	# I/F I/O	03/15/2038	221,952
2,230,185	Series 3451-S	5.82%	# I/F I/O	02/15/2037	311,342
2,778,386	Series 3455-SC	5.85%	# I/F I/O	06/15/2038	328,507
1,791,764	Series 3473-SM	5.86%	# I/F I/O	07/15/2038	252,570
10,140,675	Series 3484-SE	5.64%	# I/F I/O	08/15/2038	1,663,329
9,481,660	Series 3519-SD	5.34%	# I/F I/O	02/15/2038	1,496,519
3,621,804	Series 3524-LB	4.66%	#	06/15/2038	3,684,467
198,819	Series 3530-GZ	4.50%		05/15/2039	204,849
14,662,086	Series 3541-EI	6.54%	# I/F I/O	06/15/2039	2,606,846
4,039,354	Series 3545-SA	5.94%	# I/F I/O	06/15/2039	425,879
1,680,363	Series 3549-SA	5.59%	# I/F I/O	07/15/2039	214,717
15,949,480	Series 3577-LS	6.99%	# I/F I/O	08/15/2035	3,291,255
4,014,149	Series 3582-SA	5.79%	# I/F I/O	10/15/2049	670,030
4,854,705	Series 3583-GB	4.50%		10/15/2039	5,251,092
32,508,954	Series 3606-CS	6.14%	# I/F I/O	12/15/2039	6,265,938
8,311,809	Series 3616-SG	6.14%	# I/F I/O	03/15/2032	1,343,625
13,635,100	Series 3626-AZ	5.50%		08/15/2036	15,116,492
3,063,379	Series 3631-SE	6.19%	# I/F I/O	05/15/2039	169,583
18,521,795	Series 3641-Z	5.50%		02/15/2036	20,603,802
19,842,322	Series 3654-ZB	5.50%		11/15/2037	21,965,461
39,671,127	Series 3666-VZ	5.50%		08/15/2036	44,395,284
5,101,688	Series 3667-SB	6.24%	# I/F I/O	05/15/2040	609,769
15,221,585	Series 3702-SG	5.84%	# I/F I/O	08/15/2032	2,413,108
6,137,002	Series 3704-EI	5.00%	I/O	12/15/2036	925,445
3,741,293	Series 3712-SG	24.01%	# I/F	08/15/2040	6,140,719
11,313,164	Series 3724-CM	5.50%		06/15/2037	12,735,788
110,678,461	Series 3725-CS	5.79%	# I/F I/O	05/15/2040	17,046,807
36,021,550	Series 3726-SA	5.84%	# I/F I/O	09/15/2040	5,965,403
98,000,000	Series 3738-BP	4.00%		12/15/2038	105,111,958
4,640,762	Series 3741-SC	9.59%	# I/F	10/15/2040	5,178,634
29,050,629	Series 3752-BS	9.61%	# I/F	11/15/2040	31,558,962
460,919	Series 3758-SM	9.61%	# I/F	11/15/2040	462,647
15,209,393	Series 3768-ZX	5.00%		12/15/2040	17,641,801
13,148,473	Series 3771-AL	4.00%		12/15/2030	13,969,648
18,761,630	Series 3779-BY	3.50%		12/15/2030	20,238,527
27,622,023	Series 3779-DZ	4.50%		12/15/2040	29,174,850
24,250,000	Series 3779-LB	4.00%		12/15/2030	26,088,611
2,166,480	Series 3779-SH	9.39%	# I/F	12/15/2040	2,347,647
3,500,000	Series 3779-YA	3.50%		12/15/2030	3,779,862
15,000,000	Series 3783-AC	4.00%		01/15/2031	16,751,407
12,626,291	Series 3786-SG	9.09%	# I/F	01/15/2041	13,173,489
11,731,674	Series 3788-AY	3.50%		01/15/2031	12,393,346
10,202,285	Series 3790-Z	4.00%		01/15/2041	10,865,378
12,048,514	Series 3795-VZ	4.00%		01/15/2041	12,875,048
675,949	Series 3798-SD	9.19%	# I/F	12/15/2040	713,477
19,082,404	Series 3800-VZ	4.50%		02/15/2041	21,680,597
13,024,404	Series 3803-ZM	4.00%		02/15/2041	14,310,446
73,261,964	Series 3806-CZ	5.50%		07/15/2034	83,350,319
18,000,000	Series 3808-DB	3.50%		02/15/2031	19,038,483
15,277,557	Series 3812-EY	3.50%		02/15/2031	16,154,787
10,877,422	Series 3818-CZ	4.50%		03/15/2041	12,025,115
20,481,524	Series 3819-ZU	5.50%		07/15/2034	22,821,866
35,500,000	Series 3824-EY	3.50%		03/15/2031	38,333,184

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	27

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
3,350,433	Series 3828-SW	12.58%	# I/F	02/15/2041	4,762,719
15,559,168	Series 3829-VZ	4.00%		03/15/2041	16,434,939
6,232,718	Series 3843-PZ	5.00%		04/15/2041	7,459,363
1,350,196	Series 3845-LS	12.73%	# I/F	03/15/2041	1,394,687
60,044,052	Series 3863-ZA	5.50%		08/15/2034	66,748,691
10,229,000	Series 3870-PB	4.50%		06/15/2041	11,334,832
77,155,591	Series 3871-LZ	5.50%		06/15/2041	91,044,755
32,481,325	Series 3872-BA	4.00%		06/15/2041	34,140,666
25,461,110	Series 3877-EY	4.50%		06/15/2041	27,681,472
12,378,000	Series 3877-GY	4.50%		06/15/2041	13,499,923
55,272,099	Series 3877-ZU	4.50%		06/15/2041	61,678,079
31,297,375	Series 3888-ZG	4.00%		07/15/2041	34,122,229
19,292,917	Series 3888-ZU	4.50%		06/15/2041	21,644,724
14,028,385	Series 3900-SB	5.76%	# I/F I/O	07/15/2041	2,045,121
41,845,932	Series 3901-VZ	4.00%		07/15/2041	44,598,934
22,067,683	Series 3910-GZ	5.00%		08/15/2041	24,763,240
9,807,859	Series 3910-ZE	5.00%		10/15/2034	10,939,358
12,330,000	Series 3919-KL	4.50%		09/15/2041	13,680,597
28,291,855	Series 3919-ZJ	4.00%		09/15/2041	29,500,327
6,166,730	Series 3942-JZ	4.00%		10/15/2041	6,426,062
11,693,010	Series 3944-AZ	4.00%		10/15/2041	12,293,581
9,855,917	Series 3946-SM	14.08%	# I/F	10/15/2041	11,206,577
8,003,521	Series 3957-DZ	3.50%		11/15/2041	7,963,235
10,000,000	Series 3964-VM	4.00%		11/15/2034	10,778,810
49,998,450	Series 3969-AB	4.00%		10/15/2033	53,422,394
11,367,196	Series 3982-AZ	3.50%		01/15/2042	11,719,380
57,113,338	Series 3990-ZA	3.50%		01/15/2042	58,833,877
17,307,591	Series 3999-EZ	4.00%		02/15/2042	18,610,584
48,461,254	Series 3999-ZB	4.00%		02/15/2042	51,301,689
27,477,448	Series 4016-KZ	4.00%		03/15/2042	29,313,312
28,444,703	Series 4050-BC	2.00%		05/15/2041	28,016,610
68,314,933	Series 4057-ZA	4.00%		06/15/2042	73,403,609
68,065,276	Series 4084-TZ	4.00%		07/15/2042	73,479,971
13,680,133	Series 4097-TG	2.00%		05/15/2039	13,591,964
38,364,846	Series 4097-ZA	3.50%		08/15/2042	39,200,049
97,063,000	Series 4109-GE	4.50%		10/15/2041	106,942,606
46,761,812	Series 4109-KD	3.00%		05/15/2032	47,846,102
5,452,061	Series 4121-AV	3.00%		12/15/2035	5,545,439
75,659,867	Series 4160-HP	2.50%		01/15/2033	77,723,793
27,488,805	Series 4162-ZJ	3.00%		02/15/2033	27,178,085
5,788,644	Series 4165-ZT	3.00%		02/15/2043	5,441,432
39,347,534	Series 4174-Z	3.50%		03/15/2043	40,263,564
97,571,989	Series 4179-AZ	4.00%		01/15/2041	110,245,663
29,084,177	Series 4183-ZB	3.00%		03/15/2043	28,302,976
23,271,941	Series 4186-ZJ	3.00%		03/15/2033	22,347,056
13,000,000	Series 4189-ML	3.00%		04/15/2038	12,994,397
205,727,610	Series 4212-US	5.16%	# I/F	06/15/2043	203,248,901
89,015,006	Series 4223-US	5.19%	# I/F	07/15/2043	85,697,461
27,258,791	Series 4229-TZ	3.00%		06/15/2043	25,659,804
20,266,398	Series 4250-BZ	3.00%		09/15/2033	19,870,423
20,156,812	Series 4267-BZ	4.00%		10/15/2040	21,608,083
117,390,227	Series 4323-GA	3.00%		06/15/2040	121,837,262
43,815,509	Series 4360-KA	3.00%		05/15/2040	45,318,469
72,618,040	Series 4375-CG	3.00%		04/15/2039	75,929,676
13,945,392	Series 4376-GZ	3.00%		08/15/2044	13,098,934
44,335,772	Series 4377-LZ	3.00%		08/15/2044	40,668,472
53,913,054	Series 4377-UZ	3.00%		08/15/2044	51,700,840
11,404,806	Series 4379-KA	3.00%		08/15/2044	11,831,676
34,829,241	Series 4384-A	3.00%		12/15/2040	35,840,003
24,234,669	Series 4384-ZY	3.00%		09/15/2044	22,468,652
8,690,852	Series 4386-US	7.79%	# I/F	09/15/2044	8,835,611
291,324,356	Series 4390-NY	3.00%		06/15/2040	302,907,558
122,825,581	Series 4390-NZ	3.00%		09/15/2044	116,035,169
76,312,375	Series 4391-MA	3.00%		07/15/2040	79,029,287
102,940,415	Series 4408-PB	3.00%		04/15/2044	106,138,002
31,361,450	Series 4419-TB	3.00%		02/15/2040	32,236,497
152,019,102	Series 4427-CE	3.00%		02/15/2034	158,860,950
90,349,633	Series 4427-MA	3.00%		02/15/2034	94,481,638
51,609,330	Series 4427-PS	5.39%	# I/F I/O	07/15/2044	9,435,785
78,387,048	Series 4429-HA	3.00%		04/15/2034	81,435,442
23,405,531	Series 4434-LZ	3.00%		02/15/2045	21,955,722
25,714,202	Series 4438-B	3.00%		10/15/2043	26,546,867
8,751,633	Series 4441-VZ	3.00%		02/15/2045	8,214,213
78,883,888	Series 4444-CH	3.00%		01/15/2041	81,926,913

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
25,440,795	Series 4444-CZ	3.00%		02/15/2045	23,617,237
77,726,481	Series 4447-A	3.00%		06/15/2041	80,652,417
7,613,205	Series 4450-JZ	3.00%		03/15/2045	7,059,288
6,620,707	Series 4461-LZ	3.00%		03/15/2045	6,245,611
7,808,883	Series 4462-ZA	3.00%		04/15/2045	7,419,114
45,565,319	Series 4463-ZC	3.00%		04/15/2045	43,885,895
25,314,066	Series 4467-ZA	3.00%		04/15/2045	24,185,008
220,224,137	Series 4471-BA	3.00%		12/15/2041	228,243,048
191,497,102	Series 4471-BC	3.00%		12/15/2041	198,469,990
169,110,678	Series 4471-GA	3.00%		02/15/2044	172,862,736
76,948,334	Series 4481-B	3.00%		12/15/2042	78,887,932
316,848,334	Series 4483-CA	3.00%		06/15/2044	327,994,267
15,112,781	Series 4484-ZL	3.00%		06/15/2045	13,983,071
8,046,735	Series 4492-GZ	3.50%		07/15/2045	8,031,406
44,337,883	Series 4499-AB	3.00%		06/15/2042	45,584,221
79,440,805	Series 4504-CA	3.00%		04/15/2044	82,438,821
50,000,000	Series 4511-QA	3.00%		01/15/2041	51,407,500
40,000,000	Series 4511-QC	3.00%		12/15/2040	41,126,000
131,685,048	Series R003-ZA	5.50%		10/15/2035	147,856,235

	Federal National Mortgage Association Pass-Thru,
26,766,435	Pool AS3456	3.00%		10/01/2034	27,782,768
61,094,869	Pool AS3666	3.00%		10/01/2034	63,411,081
48,420,362	Pool AS4212	3.00%		01/01/2035	50,262,448
75,715,796	Pool AS4281	3.00%		01/01/2035	78,102,494
57,151,990	Pool AS4360	3.00%		01/01/2035	59,329,735
63,356,456	Pool AS4779	3.00%		04/01/2035	65,358,485
63,282,676	Pool AS4780	3.00%		04/01/2035	65,282,345
87,146,390	Pool AS4840	3.00%		04/01/2035	89,900,193
41,314,157	Pool AS4881	3.00%		05/01/2035	42,619,654
41,517,070	Pool AS4882	3.00%		05/01/2035	42,828,975

	Federal National Mortgage Association,
1,614,105	Series 2002-70-QZ	5.50%		11/25/2032	1,752,847
2,539,728	Series 2002-75-ZG	5.50%		11/25/2032	2,862,680
2,095,432	Series 2003-117-KS	6.91%	# I/F I/O	08/25/2033	143,488
29,758,617	Series 2003-129-ZT	5.50%		01/25/2034	33,982,600
6,775,282	Series 2003-29-ZL	5.00%		04/25/2033	7,492,900
3,181,526	Series 2003-64-ZG	5.50%		07/25/2033	3,496,078
23,299,753	Series 2003-84-PZ	5.00%		09/25/2033	26,074,439
18,637,802	Series 2003-W17-1A7	5.75%		08/25/2033	21,331,085
6,976,573	Series 2004-46-PJ	5.81%	# I/F I/O	03/25/2034	1,060,202
5,621,358	Series 2004-51-XP	7.51%	# I/F I/O	07/25/2034	1,257,085
5,000,000	Series 2004-W10-A6	5.75%		08/25/2034	5,678,387
3,762,351	Series 2004-W4-A5	5.50%		06/25/2034	3,949,981
522,665	Series 2005-107-EG	4.50%		01/25/2026	561,946
1,600,583	Series 2005-37-ZK	4.50%		05/25/2035	1,714,160
14,013,622	Series 2005-87-SE	5.86%	# I/F I/O	10/25/2035	2,349,005
11,396,620	Series 2005-87-SG	6.51%	# I/F I/O	10/25/2035	2,244,240
9,094,484	Series 2006-101-SA	6.39%	# I/F I/O	10/25/2036	1,818,538
3,717,016	Series 2006-123-LI	6.13%	# I/F I/O	01/25/2037	702,174
4,444,782	Series 2006-16-HZ	5.50%		03/25/2036	4,833,171
16,204,565	Series 2006-56-SM	6.56%	# I/F I/O	07/25/2036	3,229,570
21,518,813	Series 2006-60-YI	6.38%	# I/F I/O	07/25/2036	5,097,312
2,494,809	Series 2006-93-SN	6.41%	# I/F I/O	10/25/2036	436,416
12,730,613	Series 2007-109-VZ	5.00%		10/25/2035	14,421,442
2,658,160	Series 2007-116-BI	6.06%	# I/F I/O	05/25/2037	472,722
14,683,145	Series 2007-14-PS	6.62%	# I/F I/O	03/25/2037	2,628,085
7,044,456	Series 2007-30-OI	6.25%	# I/F I/O	04/25/2037	1,464,912
1,809,516	Series 2007-30-SI	5.92%	# I/F I/O	04/25/2037	270,537
7,733,192	Series 2007-32-SG	5.91%	# I/F I/O	04/25/2037	1,130,689
6,445,155	Series 2007-57-SX	6.43%	# I/F I/O	10/25/2036	1,041,189
11,471,136	Series 2007-60-VZ	6.00%		07/25/2037	13,006,749
4,249,316	Series 2007-71-GZ	6.00%		07/25/2047	4,659,241
7,461,742	Series 2007-75-ID	5.68%	# I/F I/O	08/25/2037	1,356,063
38,858	Series 2007-93-SB	3.96%	# I/F I/O	01/25/2036	442
3,252,769	Series 2007-9-SD	6.46%	# I/F I/O	03/25/2037	448,617
2,885,161	Series 2008-27-B	5.50%		04/25/2038	3,138,803
9,611,666	Series 2008-29-ZA	4.50%		04/25/2038	10,441,532
17,814,301	Series 2008-48-BE	5.00%		06/25/2034	19,882,924
4,047,834	Series 2008-48-SD	5.81%	# I/F I/O	06/25/2037	445,492
4,211,518	Series 2008-53-LI	5.96%	# I/F I/O	07/25/2038	512,441
4,623,679	Series 2008-57-SE	5.81%	# I/F I/O	02/25/2037	551,210
2,442,608	Series 2008-5-MS	6.06%	# I/F I/O	02/25/2038	319,485
3,641,516	Series 2008-61-SC	5.81%	# I/F I/O	07/25/2038	534,121

28	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
4,089,127	Series 2008-62-SC	5.81%	# I/F I/O	07/25/2038	582,887
5,272,835	Series 2008-65-SA	5.81%	# I/F I/O	08/25/2038	789,064
7,320,283	Series 2008-81-LP	5.50%		09/25/2038	8,002,131
16,243,614	Series 2009-106-EZ	4.50%		01/25/2040	17,126,462
4,951,645	Series 2009-111-SE	6.06%	# I/F I/O	01/25/2040	615,593
1,355,071	Series 2009-16-MZ	5.00%		03/25/2029	1,495,433
10,327,024	Series 2009-42-SI	5.81%	# I/F I/O	06/25/2039	1,133,706
5,711,994	Series 2009-42-SX	5.81%	# I/F I/O	06/25/2039	897,883
5,242,209	Series 2009-47-SA	5.91%	# I/F I/O	07/25/2039	656,167
1,957,083	Series 2009-48-WS	5.76%	# I/F I/O	07/25/2039	232,559
11,670,335	Series 2009-49-S	6.56%	# I/F I/O	07/25/2039	1,854,860
1,770,119	Series 2009-51-BZ	4.50%		07/25/2039	1,866,578
3,659,159	Series 2009-54-EZ	5.00%		07/25/2039	3,997,258
4,331,077	Series 2009-70-SA	5.61%	# I/F I/O	09/25/2039	460,753
10,000,000	Series 2009-80-PM	4.50%		10/25/2039	10,989,130
7,554,773	Series 2009-83-Z	4.50%		10/25/2039	7,979,748
23,900,307	Series 2009-85-ES	7.04%	# I/F I/O	01/25/2036	4,957,939
31,620,557	Series 2009-85-JS	6.56%	# I/F I/O	10/25/2039	7,400,728
6,736,071	Series 2009-90-IB	5.53%	# I/F I/O	04/25/2037	687,005
4,116,567	Series 2009-94-BC	5.00%		11/25/2039	4,450,328
27,973,293	Series 2010-101-SA	4.29%	# I/F I/O	09/25/2040	3,840,761
18,924,636	Series 2010-101-ZC	4.50%		09/25/2040	20,366,788
53,706,836	Series 2010-101-ZH	4.50%		07/25/2040	59,460,261
11,942,590	Series 2010-10-SA	6.16%	# I/F I/O	02/25/2040	2,162,033
6,040,074	Series 2010-10-ZA	4.50%		02/25/2040	6,376,126
3,126,966	Series 2010-111-S	5.76%	# I/F I/O	10/25/2050	388,119
11,088,316	Series 2010-116-Z	4.00%		10/25/2040	11,814,789
6,336,836	Series 2010-117-SA	4.31%	# I/F I/O	10/25/2040	523,670
8,758,541	Series 2010-120-KD	4.00%		10/25/2040	9,314,367
52,061,390	Series 2010-121-SD	4.31%	# I/F I/O	10/25/2040	5,932,369
242,685	Series 2010-126-SU	52.83%	# I/F	11/25/2040	825,356
178,693	Series 2010-126-SX	14.41%	# I/F	11/25/2040	310,281
13,362,791	Series 2010-128-HZ	4.00%		11/25/2040	14,816,770
11,055,867	Series 2010-132-Z	4.50%		11/25/2040	11,681,480
88,008	Series 2010-137-VS	14.41%	# I/F	12/25/2040	137,287
6,470,000	Series 2010-142-AV	4.00%		11/25/2029	6,635,697
18,645,868	Series 2010-142-AZ	4.00%		12/25/2040	20,128,718
28,906,872	Series 2010-148-SA	6.46%	# I/F I/O	01/25/2026	4,405,754
32,639,425	Series 2010-150-ZA	4.00%		01/25/2041	34,649,524
1,005,984	Series 2010-153-VB	4.00%		05/25/2027	1,007,641
22,656,339	Series 2010-16-SA	5.26%	# I/F I/O	03/25/2040	2,846,905
3,623,695	Series 2010-21-DZ	5.00%		03/25/2040	4,124,616
4,533,537	Series 2010-21-KS	4.76%	# I/F I/O	03/25/2040	434,812
2,030,605	Series 2010-2-GS	6.26%	# I/F I/O	12/25/2049	261,072
5,510,112	Series 2010-2-MS	6.06%	# I/F I/O	02/25/2050	867,278
6,983,110	Series 2010-31-SA	4.81%	# I/F I/O	04/25/2040	742,193
13,741,070	Series 2010-31-VZ	4.00%		04/25/2040	14,377,570
11,031,968	Series 2010-34-PS	4.74%	# I/F I/O	04/25/2040	1,191,039
2,473,554	Series 2010-35-ES	6.26%	# I/F I/O	04/25/2040	353,338
3,457,702	Series 2010-35-SV	6.26%	# I/F I/O	04/25/2040	433,698
3,736,675	Series 2010-46-MS	4.76%	# I/F I/O	05/25/2040	358,213
23,002,792	Series 2010-49-ZW	4.50%		05/25/2040	25,642,511
5,280,647	Series 2010-4-SK	6.04%	# I/F I/O	02/25/2040	841,820
2,757,733	Series 2010-58-ES	11.97%	# I/F	06/25/2040	3,156,086
13,676,003	Series 2010-59-MS	5.58%	# I/F I/O	06/25/2040	2,351,862
27,914,225	Series 2010-59-PS	6.26%	# I/F I/O	03/25/2039	3,399,380
14,997,364	Series 2010-59-SC	4.81%	# I/F I/O	01/25/2040	1,768,009
2,913,085	Series 2010-60-VZ	5.00%		10/25/2039	3,111,495
1,774,249	Series 2010-61-EL	4.50%		06/25/2040	1,916,974
14,205,657	Series 2010-64-EZ	5.00%		06/25/2040	15,923,696
41,230,391	Series 2010-76-ZK	4.50%		07/25/2040	46,513,055
13,426,785	Series 2010-79-CZ	4.00%		07/25/2040	14,011,850
36,972,699	Series 2010-79-VZ	4.50%		07/25/2040	41,382,081
11,908,999	Series 2010-84-ZC	4.50%		08/25/2040	12,804,848
23,817,948	Series 2010-84-ZD	4.50%		08/25/2040	25,609,641
26,103,966	Series 2010-84-ZG	4.50%		08/25/2040	27,902,360
3,150,375	Series 2010-90-SA	5.66%	# I/F I/O	08/25/2040	419,732
4,404,109	Series 2010-94-Z	4.50%		08/25/2040	4,644,307
8,668,587	Series 2010-99-SG	24.02%	# I/F	09/25/2040	14,739,784
6,345,523	Series 2010-9-DS	5.11%	# I/F I/O	02/25/2040	691,332
32,878,132	Series 2011-106-LZ	3.50%		10/25/2041	33,566,370
520,021	Series 2011-110-LS	9.71%	# I/F	11/25/2041	696,478
23,067,024	Series 2011-111-CZ	4.00%		11/25/2041	25,711,359
8,086,012	Series 2011-111-EZ	5.00%		11/25/2041	9,127,393

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
15,136,530	Series 2011-111-VZ	4.00%		11/25/2041	16,598,008
30,000,000	Series 2011-131-PB	4.50%		12/25/2041	34,951,425
29,500,000	Series 2011-16-AL	3.50%		03/25/2031	31,821,694
38,800,000	Series 2011-17-NY	3.50%		03/25/2031	42,109,756
2,839,158	Series 2011-17-SA	6.28%	# I/F I/O	03/25/2041	390,467
11,000,000	Series 2011-25-KY	3.00%		04/25/2026	11,389,141
4,744,126	Series 2011-27-BS	8.61%	# I/F	04/25/2041	5,164,479
56,000,000	Series 2011-29-AL	3.50%		04/25/2031	60,373,236
18,072,771	Series 2011-2-GZ	4.00%		02/25/2041	19,117,585
10,000,000	Series 2011-2-VD	4.00%		07/25/2027	10,288,030
59,842,953	Series 2011-32-X	4.00%		04/25/2041	63,512,522
13,118,582	Series 2011-36-VZ	4.50%		05/25/2041	13,840,531
29,860,025	Series 2011-37-Z	4.50%		05/25/2041	31,997,256
7,942,590	Series 2011-38-BZ	4.00%		05/25/2041	8,311,289
8,748,233	Series 2011-39-CB	3.00%		05/25/2026	9,081,108
9,787,514	Series 2011-40-LZ	4.50%		05/25/2041	10,333,247
19,154,894	Series 2011-42-MZ	4.50%		05/25/2041	20,831,340
17,862,227	Series 2011-45-ZA	4.00%		05/25/2031	19,166,812
28,794,249	Series 2011-45-ZB	4.50%		05/25/2041	31,660,875
9,670,677	Series 2011-48-SC	8.81%	# I/F	06/25/2041	10,171,966
21,519,941	Series 2011-58-SA	6.36%	# I/F I/O	07/25/2041	4,408,349
3,895,147	Series 2011-59-MA	4.50%		07/25/2041	4,216,446
13,969,748	Series 2011-60-EL	3.00%		07/25/2026	14,680,103
11,947,899	Series 2011-63-ZE	4.00%		08/25/2038	12,248,245
39,867,893	Series 2011-64-DB	4.00%		07/25/2041	43,125,777
11,687,333	Series 2011-74-KL	5.00%		06/25/2040	12,848,294
24,152,566	Series 2011-77-Z	3.50%		08/25/2041	24,628,166
21,787,531	Series 2011-8-AV	4.00%		01/25/2030	22,905,308
23,936,288	Series 2011-99-CZ	4.50%		10/25/2041	27,525,151
109,880,582	Series 2011-99-DZ	5.00%		10/25/2041	124,113,854
11,473,464	Series 2012-104-Z	3.50%		09/25/2042	11,565,992
11,301,200	Series 2012-111-LB	3.50%		05/25/2041	11,790,282
48,973,032	Series 2012-111-MJ	4.00%		04/25/2042	52,409,029
36,924,341	Series 2012-114-DC	2.00%		08/25/2039	36,935,658
142,203,188	Series 2012-122-AD	2.00%		02/25/2040	142,711,351
103,595,388	Series 2012-122-DB	3.00%		11/25/2042	105,053,597
113,229,395	Series 2012-125-LA	3.00%		11/25/2042	114,540,704
11,863,525	Series 2012-133-PB	6.50%		04/25/2042	13,524,170
75,919,800	Series 2012-144-PT	4.37%	#	11/25/2049	79,290,221
9,807,635	Series 2012-14-BZ	4.00%		03/25/2042	10,457,023
21,260,445	Series 2012-15-PZ	4.00%		03/25/2042	24,042,193
17,001,207	Series 2012-20-ZT	3.50%		03/25/2042	17,340,508
51,750,271	Series 2012-30-DZ	4.00%		04/25/2042	56,770,177
42,550,223	Series 2012-31-Z	4.00%		04/25/2042	44,628,099
19,239,809	Series 2012-63-EB	2.00%		08/25/2040	19,044,073
30,570,341	Series 2012-74-Z	4.00%		07/25/2042	32,790,360
15,244,955	Series 2012-80-EA	2.00%		04/25/2042	14,687,607
22,572,912	Series 2012-86-ZC	3.50%		08/25/2042	23,434,023
31,449,979	Series 2012-96-VZ	3.50%		09/25/2042	31,723,594
74,260,205	Series 2012-98-BG	4.50%		08/25/2040	80,687,648
93,579,130	Series 2012-99-QE	3.00%		09/25/2042	96,446,909
23,650,132	Series 2013-130-ZE	3.00%		01/25/2044	22,220,174
11,316,724	Series 2013-36-Z	3.00%		04/25/2043	10,718,573
24,899,246	Series 2013-41-ZH	3.00%		05/25/2033	24,555,275
19,292,416	Series 2013-51-HS	5.17%	# I/F	04/25/2043	18,012,132
9,049,662	Series 2013-53-AB	1.50%		03/25/2028	8,922,971
8,605,363	Series 2013-58-SC	5.71%	# I/F	06/25/2043	8,206,690
122,041,758	Series 2013-81-ZQ	3.00%		08/25/2043	113,256,521
39,760,470	Series 2013-82-SH	5.86%	# I/F I/O	12/25/2042	7,605,522
24,345,001	Series 2013-8-Z	3.00%		02/25/2043	23,232,070
21,137,914	Series 2014-12-GZ	3.50%		03/25/2044	21,701,250
23,011,321	Series 2014-21-GZ	3.00%		04/25/2044	21,601,037
27,533,241	Series 2014-37-ZY	2.50%		07/25/2044	23,977,819
20,763,268	Series 2014-39-ZA	3.00%		07/25/2044	20,152,382
15,053,688	Series 2014-46-NZ	3.00%		06/25/2043	14,543,729
82,012,548	Series 2014-55-MA	3.00%		10/25/2039	85,436,695
10,783,824	Series 2014-56-AD	3.00%		01/25/2040	10,989,854
52,259,605	Series 2014-60-EZ	3.00%		10/25/2044	48,588,499
36,889,321	Series 2014-61-ZV	3.00%		10/25/2044	34,423,030
31,108,773	Series 2014-64-NZ	3.00%		10/25/2044	29,186,811
166,781,592	Series 2014-65-CD	3.00%		06/25/2040	172,625,035
10,953,968	Series 2014-67-DZ	3.00%		10/25/2044	10,221,312
158,465,659	Series 2014-68-MA	3.00%		11/25/2040	163,521,981
35,018,083	Series 2014-68-MZ	3.00%		11/25/2044	32,508,740

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	29

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
25,020,041	Series 2014-6-Z	2.50%		02/25/2044	20,968,984
68,377,794	Series 2014-73-CQ	3.00%		06/25/2040	70,748,145
19,768,075	Series 2014-77-VZ	3.00%		11/25/2044	18,610,289
37,762,888	Series 2014-82-YA	3.00%		04/25/2041	39,057,475
25,387,399	Series 2014-84-KZ	3.00%		12/25/2044	23,914,967
181,754,199	Series 2014-95-NA	3.00%		04/25/2041	188,220,014
198,735,680	Series 2014-M11-1A	3.22%	#	08/25/2024	210,138,140
63,288,213	Series 2015-11-A	3.00%		05/25/2034	66,279,910
149,406,219	Series 2015-21-G	3.00%		02/25/2042	155,662,679
27,965,162	Series 2015-42-CA	3.00%		03/25/2044	28,918,425
86,619,579	Series 2015-49-A	3.00%		03/25/2044	89,963,268
24,696,292	Series 2015-63-KD	3.00%		07/25/2041	25,413,633
19,795,704	Series 400-S4	5.26%	# I/F I/O	11/25/2039	2,795,669
155,144,955	Series 412-A3	3.00%		08/25/2042	158,292,632

	Federal National Mortgage Association Pass-Thru,
19,666,936	Pool 555743	5.00%		09/01/2033	21,762,744
21,015,471	Pool 735141	5.50%		01/01/2035	23,670,279
7,852,838	Pool 735230	5.50%		02/01/2035	8,854,190
14,699,747	Pool 735382	5.00%		04/01/2035	16,242,229
24,159,836	Pool 735402	5.00%		04/01/2035	26,696,569
17,081,060	Pool 735484	5.00%		05/01/2035	18,861,890
6,463,069	Pool 735667	5.00%		07/01/2035	7,160,449
5,540,378	Pool 735893	5.00%		10/01/2035	6,107,766
14,020,771	Pool 745275	5.00%		02/01/2036	15,462,729
1,582,205	Pool 745571	4.00%		01/01/2019	1,656,339
628,250	Pool 888695	5.00%		08/01/2037	691,730
2,847,625	Pool 888968	5.00%		08/01/2035	3,153,945
7,703,307	Pool 889509	6.00%		05/01/2038	8,729,156
14,979,414	Pool 889662	6.00%		06/01/2038	16,935,858
20,910,052	Pool 890549	4.00%		11/01/2043	22,598,477
22,382,729	Pool 890565	3.00%		11/01/2043	22,783,744
2,156,020	Pool 929321	5.50%		03/01/2038	2,409,467
1,627,538	Pool 931104	5.00%		05/01/2039	1,799,866
1,151,853	Pool 961410	6.00%		01/01/2038	1,300,721
472,990	Pool 975116	5.00%		05/01/2038	520,782
5,547,493	Pool 982036	6.00%		05/01/2038	6,272,889
5,120,111	Pool 985190	6.00%		08/01/2038	5,795,523
2,563,560	Pool 986864	6.50%		08/01/2038	2,930,879
3,445,993	Pool 987316	6.50%		09/01/2038	3,939,307
13,351,959	Pool 995070	5.50%		08/01/2037	15,060,128
49,636,116	Pool 995112	5.50%		07/01/2036	55,929,047
25,689,748	Pool 995203	5.00%		07/01/2035	28,455,283
2,024,852	Pool 995581	6.00%		01/01/2039	2,294,480
43,620,155	Pool 995849	5.00%		08/01/2036	48,313,028
34,555,739	Pool AB2123	4.00%		01/01/2031	37,273,345
695,227	Pool AB2370	4.50%		09/01/2035	735,150
4,792,329	Pool AB3713	4.00%		10/01/2031	5,125,467
17,937,792	Pool AB3796	3.50%		11/01/2031	18,994,520
9,762,332	Pool AB3850	4.00%		11/01/2041	10,241,142
16,845,119	Pool AB3923	4.00%		11/01/2041	17,671,545
56,198,434	Pool AB4167	3.50%		01/01/2032	59,529,696
55,597,764	Pool AB4261	3.50%		01/01/2032	58,892,201
10,664,392	Pool AB5084	3.50%		05/01/2032	11,297,496
21,903,012	Pool AB5156	3.50%		05/01/2032	23,203,213
35,209,119	Pool AB5212	3.50%		05/01/2032	37,288,872
13,489,357	Pool AB5243	4.00%		05/01/2042	14,151,485
48,687,875	Pool AB5911	3.00%		08/01/2032	50,568,224
12,969,293	Pool AB6280	3.00%		09/01/2042	13,190,228
20,888,595	Pool AB6349	3.00%		10/01/2032	21,686,619
60,603,442	Pool AB6750	3.00%		10/01/2032	62,945,065
29,796,047	Pool AB6751	3.00%		10/01/2032	30,947,525
160,526,810	Pool AB6854	3.00%		11/01/2042	163,402,845
121,253,170	Pool AB7077	3.00%		11/01/2042	123,401,899
99,117,848	Pool AB7344	3.00%		12/01/2032	102,952,198
42,418,523	Pool AB7776	3.00%		02/01/2043	43,139,294
52,213,740	Pool AB7877	3.00%		02/01/2043	53,100,958
24,479,685	Pool AB8418	3.00%		02/01/2033	25,424,555
36,745,463	Pool AB8520	3.00%		02/01/2033	38,166,743
39,138,199	Pool AB8703	3.00%		03/01/2038	40,009,743
20,728,920	Pool AB8858	3.00%		04/01/2033	21,531,334
32,482,215	Pool AB9020	3.00%		04/01/2038	33,206,721
33,226,698	Pool AB9197	3.00%		05/01/2033	34,511,750
98,966,525	Pool AB9406	3.00%		05/01/2033	102,790,605

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Federal National Mortgage Association Pass-Thru, (Cont.)
20,833,559	Pool AB9409	3.00%	05/01/2033	21,640,050
1,275,449	Pool AC1032	5.00%	06/01/2040	1,378,702
47,290,615	Pool AD0189	5.50%	02/01/2039	53,273,718
22,063,328	Pool AD0500	5.50%	09/01/2036	24,868,186
1,312,172	Pool AD2177	4.50%	06/01/2030	1,432,012
2,319,735	Pool AD6438	5.00%	06/01/2040	2,560,546
1,613,790	Pool AD7859	5.00%	06/01/2040	1,776,899
15,282,103	Pool AH0607	4.00%	12/01/2040	16,411,859
2,729,169	Pool AH1140	4.50%	12/01/2040	2,885,041
15,461,705	Pool AH4437	4.00%	01/01/2041	16,218,831
3,589,406	Pool AH7309	4.00%	02/01/2031	3,839,821
17,524,374	Pool AH9323	4.00%	04/01/2026	18,665,294
2,115,534	Pool AI8889	4.00%	08/01/2041	2,219,051
9,750,722	Pool AI9831	4.00%	09/01/2041	10,211,389
2,907,250	Pool AJ1265	4.00%	09/01/2041	3,049,626
5,227,844	Pool AJ1399	4.00%	09/01/2041	5,482,394
16,842,542	Pool AJ1467	4.00%	10/01/2041	17,664,642
10,102,657	Pool AJ3392	4.00%	10/01/2041	10,598,260
4,585,997	Pool AJ3854	4.00%	10/01/2041	4,809,854
53,432,906	Pool AJ4118	4.00%	11/01/2041	56,041,040
12,537,985	Pool AJ4131	4.00%	10/01/2041	13,130,769
2,623,756	Pool AJ5172	4.00%	11/01/2041	2,748,775
58,569,900	Pool AJ5322	4.00%	11/01/2041	62,743,570
29,240,030	Pool AJ7677	3.50%	12/01/2041	30,225,916
5,405,999	Pool AJ8334	4.00%	12/01/2041	5,661,605
58,187,845	Pool AK0713	3.50%	01/01/2032	61,641,324
15,015,142	Pool AK4039	4.00%	02/01/2042	15,748,090
11,575,831	Pool AK4763	4.00%	02/01/2042	12,141,981
13,460,556	Pool AK9438	4.00%	03/01/2042	14,117,589
17,755,081	Pool AK9439	4.00%	03/01/2042	18,621,736
2,232,237	Pool AK9446	4.50%	03/01/2042	2,363,159
13,881,270	Pool AL1485	6.00%	01/01/2040	15,731,510
7,706,728	Pool AL1548	6.00%	07/01/2039	8,736,413
14,943,667	Pool AL1554	6.00%	01/01/2040	16,927,351
29,286,669	Pool AL1690	6.00%	05/01/2041	33,124,015
39,695,912	Pool AL1744	6.00%	10/01/2040	44,939,438
12,310,972	Pool AL1745	6.00%	03/01/2040	13,910,984
14,312,194	Pool AL1793	6.00%	01/01/2041	16,206,726
121,764,726	Pool AL3038	3.00%	01/01/2033	126,477,821
168,092,147	Pool AL3699	3.00%	06/01/2043	170,953,703
84,935,375	Pool AL3883	3.00%	07/01/2043	86,378,445
8,178,368	Pool AL4292	4.50%	04/01/2026	8,787,673
16,846,351	Pool AL4312	4.00%	10/01/2043	18,169,524
34,479,905	Pool AL6075	3.50%	09/01/2053	35,377,622
43,087,923	Pool AL6076	3.00%	06/01/2053	43,059,205
152,593,573	Pool AL6141	4.00%	04/01/2042	163,715,221
88,547,647	Pool AL6325	3.00%	10/01/2044	90,076,331
65,749,765	Pool AL6486	4.50%	02/01/2045	71,487,318
144,054,906	Pool AL6538	4.50%	06/01/2044	156,468,517
56,518,322	Pool AO2980	4.00%	05/01/2042	59,285,349
108,049,019	Pool AP4787	3.50%	09/01/2042	111,685,271
102,931,103	Pool AP4789	3.50%	09/01/2042	106,382,907
24,726,680	Pool AQ5541	3.00%	12/01/2042	25,105,274
30,046,512	Pool AR9856	3.00%	04/01/2043	30,575,205
59,511,884	Pool AS1927	4.50%	03/01/2044	64,598,603
64,334,222	Pool AS2038	4.50%	03/01/2044	69,872,009
56,735,804	Pool AS2517	4.50%	05/01/2044	61,616,542
29,046,161	Pool AS2551	4.50%	06/01/2044	31,576,830
26,498,785	Pool AS2765	4.50%	07/01/2044	28,812,631
61,872,545	Pool AS3201	3.00%	08/01/2034	64,329,563
239,526,403	Pool AS3961	3.00%	12/01/2044	243,193,828
65,165,368	Pool AS4154	3.00%	12/01/2044	66,163,124
403,225,843	Pool AS4625	3.00%	03/01/2045	409,399,695
166,592,163	Pool AS4645	3.00%	03/01/2045	169,142,881
119,129,942	Pool AY3974	3.00%	03/01/2045	120,953,959
48,738,727	Pool AY4295	3.00%	02/01/2045	49,081,946
25,800,509	Pool AY4296	3.00%	01/01/2045	25,980,613
25,528,603	Pool AY5471	3.00%	03/01/2045	25,709,230
4,873,025	Pool MA0264	4.50%	12/01/2029	5,315,808
122,624	Pool MA0315	4.50%	01/01/2025	123,668
18,869,395	Pool MA0353	4.50%	03/01/2030	20,583,436
4,178,787	Pool MA0406	4.50%	05/01/2030	4,558,495
300,188	Pool MA0445	5.00%	06/01/2040	321,555
1,267,346	Pool MA0459	4.00%	07/01/2020	1,329,782

30	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association Pass-Thru, (Cont.)
905,764	Pool MA0468	5.00%		07/01/2040	979,000
4,147,003	Pool MA0502	4.00%		08/01/2020	4,351,477
1,831,917	Pool MA0517	4.00%		09/01/2020	1,922,634
5,849,118	Pool MA0534	4.00%		10/01/2030	6,296,906
11,247,377	Pool MA0536	4.00%		10/01/2020	11,803,119
13,634,297	Pool MA0580	4.00%		11/01/2020	14,292,532
1,203,413	Pool MA0587	4.00%		12/01/2030	1,297,928
30,494,219	Pool MA0616	4.00%		01/01/2031	32,888,859
12,688,437	Pool MA0896	4.00%		11/01/2041	13,306,537
213,164,384	Pool MA0919	3.50%		12/01/2031	225,746,766
91,108,534	Pool MA0949	3.50%		01/01/2032	96,487,776
107,985,128	Pool MA0976	3.50%		02/01/2032	114,377,040
52,827,654	Pool MA1010	3.50%		03/01/2032	55,948,963
16,322,041	Pool MA1039	3.50%		04/01/2042	16,871,332
71,216,555	Pool MA1059	3.50%		05/01/2032	75,437,401
10,125,466	Pool MA1068	3.50%		05/01/2042	10,466,218
154,136,676	Pool MA1084	3.50%		06/01/2032	163,268,480
23,208,195	Pool MA1093	3.50%		06/01/2042	23,991,754
20,521,057	Pool MA1094	4.00%		06/01/2042	21,531,240
91,640,961	Pool MA1107	3.50%		07/01/2032	97,060,403
211,348,670	Pool MA1117	3.50%		07/01/2042	218,450,921
251,010,030	Pool MA1136	3.50%		08/01/2042	259,457,566
60,671,182	Pool MA1138	3.50%		08/01/2032	64,260,830
67,938,663	Pool MA1179	3.50%		09/01/2042	70,220,402
12,053,741	Pool MA1201	3.50%		10/01/2032	12,767,600
151,710,724	Pool MA1209	3.50%		10/01/2042	156,816,559
367,812,427	Pool MA1237	3.00%		11/01/2032	382,023,978
9,213,449	Pool MA1242	3.50%		11/01/2042	9,523,550
283,212,693	Pool MA1275	3.00%		12/01/2032	294,143,935
38,483,402	Pool MA1338	3.00%		02/01/2033	39,968,454
151,907,371	Pool MA1366	3.00%		03/01/2033	157,777,950
92,798,887	Pool MA1401	3.00%		04/01/2033	96,385,429
164,519,567	Pool MA1459	3.00%		06/01/2033	170,866,981
20,666,075	Pool MA1490	3.00%		07/01/2033	21,489,945
138,136,314	Pool MA2018	3.50%		09/01/2034	146,042,261
69,776,698	Pool MA2114	3.50%		12/01/2044	72,108,352
57,072,344	Pool MA2151	3.50%		01/01/2045	58,980,168
81,300,356	Pool MA2164	3.50%		02/01/2035	85,773,649
213,345,253	Pool MA2166	3.50%		02/01/2045	220,462,886
146,834,334	Pool MA2248	3.00%		04/01/2045	147,875,999
148,235,683	Pool MA2270	3.00%		05/01/2045	149,288,124
15,803,510	Pool MA3894	4.00%		09/01/2031	17,044,454

	Government National Mortgage Association,
14,882,861	Pool MA2511M	3.50%		01/20/2045	15,425,898
14,700,000	Series 2003-67-SP	6.88%	# I/F I/O	08/20/2033	4,789,356
10,604,805	Series 2003-86-ZK	5.00%		10/20/2033	11,738,014
4,888,652	Series 2004-49-Z	6.00%		06/20/2034	5,535,997
4,156,067	Series 2004-80-PH	5.00%		07/20/2034	4,389,139
10,720,373	Series 2004-83-CS	5.86%	# I/F I/O	10/20/2034	1,775,170
2,832,076	Series 2005-21-Z	5.00%		03/20/2035	3,162,017
22,104,471	Series 2005-39-ZB	5.00%		07/20/2034	25,061,364
919,533	Series 2006-24-CX	38.38%	# I/F	05/20/2036	2,237,332
15,445,775	Series 2007-26-SJ	4.47%	# I/F I/O	04/20/2037	1,403,164
8,353,975	Series 2008-2-SM	6.29%	# I/F I/O	01/16/2038	1,662,002
14,363,510	Series 2008-42-A	7.48%	# I/F I/O	05/16/2038	3,764,740
6,708,129	Series 2008-43-SH	6.12%	# I/F I/O	05/20/2038	1,088,776
7,866,892	Series 2008-51-SC	6.03%	# I/F I/O	06/20/2038	1,475,215
4,699,625	Series 2008-51-SE	6.04%	# I/F I/O	06/16/2038	905,688
2,978,713	Series 2008-82-SM	5.83%	# I/F I/O	09/20/2038	415,864
5,231,456	Series 2008-83-SD	6.35%	# I/F I/O	11/16/2036	1,171,093
15,594,459	Series 2009-106-VZ	4.50%		11/20/2039	17,278,069
9,703,404	Series 2009-10-NS	6.44%	# I/F I/O	02/16/2039	2,242,399
4,784,911	Series 2009-24-SN	5.88%	# I/F I/O	09/20/2038	673,146
12,503,949	Series 2009-32-ZE	4.50%		05/16/2039	13,589,773
72,700,091	Series 2009-35-DZ	4.50%		05/20/2039	79,012,422
6,484	Series 2009-41-ZQ	4.50%		06/16/2039	7,663
8,034,425	Series 2009-48-Z	5.00%		06/16/2039	8,926,346
2,089,225	Series 2009-50-KP	4.50%		06/20/2039	2,231,911
6,998,340	Series 2009-69-TS	5.99%	# I/F I/O	04/16/2039	959,161
10,474,425	Series 2009-75-GZ	4.50%		09/20/2039	11,324,995
9,331,446	Series 2009-87-IG	6.52%	# I/F I/O	03/20/2037	1,218,104
60,234,461	Series 2010-106-PS	5.83%	# I/F I/O	03/20/2040	9,053,511
16,494,576	Series 2010-1-SA	5.54%	# I/F I/O	01/16/2040	2,272,408

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Government National Mortgage Association, (Cont.)
3,297,104	Series 2010-25-ZB	4.50%		02/16/2040	3,410,152
151,439,378	Series 2010-26-QS	6.03%	# I/F I/O	02/20/2040	25,825,866
12,749,565	Series 2010-42-AY	5.00%		11/20/2039	14,121,087
13,282,323	Series 2010-42-ES	5.46%	# I/F I/O	04/20/2040	1,980,627
4,089,004	Series 2010-61-AS	6.33%	# I/F I/O	09/20/2039	665,950
39,373,426	Series 2010-62-SB	5.53%	# I/F I/O	05/20/2040	6,447,418
8,883,335	Series 2010-62-ZG	5.50%		05/16/2040	10,164,218
72,349,518	Series 2010-9-XD	6.39%	# I/F I/O	01/16/2040	13,030,365
7,833,334	Series 2011-18-SN	9.07%	# I/F	12/20/2040	8,967,840
8,333,334	Series 2011-18-YS	9.07%	# I/F	12/20/2040	9,538,997
11,312,867	Series 2011-51-UZ	4.50%		04/20/2041	12,260,059
6,821,187	Series 2011-69-OC	0.00%	P/O	05/20/2041	6,170,838
55,883,168	Series 2011-69-SB	5.13%	# I/F I/O	05/20/2041	7,556,550
25,350,643	Series 2011-71-ZA	4.50%		02/20/2041	27,504,447
21,141,084	Series 2011-72-AS	5.16%	# I/F I/O	05/20/2041	2,958,843
10,891,197	Series 2011-72-DO	0.00%	P/O	03/16/2033	10,852,490
14,657,520	Series 2011-72-SK	5.93%	# I/F I/O	05/20/2041	2,360,784
14,637,596	Series 2012-105-SE	5.98%	# I/F I/O	01/20/2041	1,414,702
26,433,914	Series 2012-52-PN	2.00%		12/20/2039	26,871,224
55,219,453	Series 2013-116-LS	5.93%	# I/F I/O	08/20/2043	9,610,449
44,929,175	Series 2013-136-CS	5.99%	# I/F I/O	09/16/2043	8,592,682
17,759,451	Series 2013-182-WZ	2.50%		12/20/2043	16,152,452
54,744,431	Series 2013-182-ZW	2.50%		12/20/2043	49,593,473
34,704,261	Series 2013-186-SG	6.04%	# I/F I/O	02/16/2043	5,757,732
36,805,684	Series 2013-26-MS	6.03%	# I/F I/O	02/20/2043	6,281,332
60,617,542	Series 2013-34-PL	3.00%		03/20/2042	62,567,881
75,998,007	Series 2014-163-PS	5.38%	# I/F I/O	11/20/2044	10,480,847
78,453,614	Series 2014-167-SA	5.38%	# I/F I/O	11/20/2044	10,185,868
105,110,778	Series 2014-21-SE	5.33%	# I/F I/O	02/20/2044	15,979,971
63,747,952	Series 2014-39-SK	5.98%	# I/F I/O	03/20/2044	11,848,927
46,454,384	Series 2014-59-DS	6.04%	# I/F I/O	04/16/2044	8,595,315

	Total US Government / Agency Mortgage Backed Obligations (Cost $24,075,706,330)				24,782,207,557

US GOVERNMENT BONDS AND NOTES 4.1%
1,325,000,000	United States Treasury Notes	1.63%		11/15/2022	1,312,707,975
700,000,000	United States Treasury Notes	2.00%		02/15/2023	709,524,900

	Total US Government Bonds and Notes (Cost $1,997,737,075)				2,022,232,875

US GOVERNMENT SPONSORED BANKS 0.6%
200,000,000	Federal Home Loan Banks	1.63%		12/18/2017	200,592,800
100,000,000	Federal Home Loan Banks	0.75%	#	01/29/2018	100,136,100

	Total US Government Sponsored Banks (Cost $300,468,290)				300,728,900

SHORT TERM INVESTMENTS 9.4%
292,418,788	BlackRock Liquidity Funds FedFund - Institutional Shares	0.01%	♦		292,418,788
150,000,000	Federal Home Loan Bank Discount Notes	0.00%		10/02/2015	149,999,850
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		10/05/2015	99,999,800
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		10/08/2015	99,999,600
50,000,000	Federal Home Loan Bank Discount Notes	0.00%		10/09/2015	49,999,800
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		10/16/2015	99,999,200
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		10/19/2015	99,999,000
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		11/03/2015	99,994,900

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	31

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
100,000,000	Federal Home Loan Bank Discount Notes	0.00%	11/05/2015	99,994,600
100,000,000	Federal Home Loan Bank Discount Notes	0.00%	11/06/2015	99,994,400
250,000,000	Federal Home Loan Bank Discount Notes	0.00%	11/18/2015	249,981,250
100,000,000	Federal Home Loan Bank Discount Notes	0.00%	11/24/2015	99,991,600
100,000,000	Federal Home Loan Bank Discount Notes	0.00%	12/16/2015	99,978,900
250,000,000	Federal Home Loan Bank Discount Notes	0.00%	12/17/2015	249,946,500
100,000,000	Federal Home Loan Bank Discount Notes	0.00%	12/28/2015	99,975,600
100,000,000	Federal Home Loan Bank Discount Notes	0.00%	01/05/2016	99,968,000
50,000,000	Federal Home Loan Bank Discount Notes	0.00%	01/26/2016	49,980,500
100,000,000	Federal Home Loan Bank Discount Notes	0.00%	01/27/2016	99,960,700
200,000,000	Federal Home Loan Bank Discount Notes	0.00%	02/16/2016	199,876,600
100,000,000	Federal Home Loan Bank Discount Notes	0.00%	02/25/2016	99,934,300
100,000,000	Federal Home Loan Bank Discount Notes	0.00%	09/06/2016	99,715,800
100,000,000	Federal Home Loan Banks	0.20%	10/27/2015	100,006,601
214,955,000	Federal Home Loan Banks	0.19%	11/17/2015	214,991,758
50,000,000	Federal Home Loan Banks	0.26%	01/22/2016	50,003,950
100,000,000	Federal Home Loan Mortgage Corporation	2.00%	08/25/2016	101,374,800
175,000,000	Federal Home Loan Mortgage Corporation Discount Notes	0.00%	12/15/2015	174,963,600
250,000,000	Federal National Mortgage Association	4.38%	10/15/2015	250,389,750
175,000,000	Federal National Mortgage Association	1.63%	10/26/2015	175,187,425
100,000,000	Federal National Mortgage Association	5.00%	03/15/2016	102,182,000
25,000,000	Federal National Mortgage Association	0.63%	08/26/2016	25,045,275
100,000,000	Federal National Mortgage Association Discount Notes	0.00%	11/03/2015	99,994,900

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
100,000,000	Federal National Mortgage Association Discount Notes	0.00%		01/25/2016	99,961,300
292,418,788	Fidelity Institutional Money Market Government Portfolio - Class I	0.01%	♦		292,418,788
292,418,788	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.04%	♦		292,418,788

	Total Short Term Investments (Cost $4,620,010,092)				4,620,648,623

	Total Investments 100.1% (Cost $48,781,085,055)				49,420,018,064
	Liabilities in Excess of Other Assets (0.1)%				(66,813,709)

	NET ASSETS 100.0%				$49,353,204,355

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government / Agency Mortgage Backed Obligations	50.2%
Non-Agency Residential Collateralized Mortgage Obligations	22.7%
Short Term Investments	9.4%
Non-Agency Commercial Mortgage Backed Obligations	7.4%
Collateralized Loan Obligations	4.4%
US Government Bonds and Notes	4.1%
Asset Backed Obligations	1.3%
US Government Sponsored Banks	0.6%
Other Assets and Liabilities	(0.1)%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by DoubleLine Capital LP (the “Adviser”), unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2015, the value of these securities amounted to $7,546,652,103 or 15.3% of net assets.

¥	Illiquid security. At September 30, 2015, the value of these securities amount to $672,956,906 or 1.4% of net assets.

#	Variable rate security. Rate disclosed as of September 30, 2015.

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

P/O	Principal only security

♦	Seven-day yield as of September 30, 2015

32	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Core Fixed Income Fund	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 0.9%

	Citi Held For Asset Issuance,
5,000,000	Series 2015-PM1-B	2.93%	^	12/15/2021	4,967,000

	DB Master Finance LLC,
14,925,000	Series 2015-1A-A2I	3.26%	^	02/20/2045	15,048,721
9,950,000	Series 2015-1A-A2II	3.98%	^	02/20/2045	10,054,649

	MarketPlace Loan Trust,
8,735,350	Series 2015-CB1-A	4.00%	^	07/15/2021	8,725,741

	Total Asset Backed Obligations (Cost $38,617,397)				38,796,111

BANK LOANS 2.2%

	Air Medical Group Holdings, Inc.,
1,055,075	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	04/28/2022	1,043,374

	Akorn, Inc.,
1,024,887	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	04/16/2021	1,023,929

	Albertson’s Holdings LLC,
1,020,354	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4	5.50%	#	08/25/2021	1,021,869

	Alere, Inc.,
1,033,750	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	06/20/2022	1,035,202

	AlixPartners LLP,
1,040,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	07/28/2022	1,038,866

	Allflex Holdings, Inc.,
1,014,810	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/17/2020	1,004,662

	Allied Security Holdings LLC,
1,055,259	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	02/12/2021	1,044,268

	American Renal Holdings, Inc.,
1,037,725	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	08/20/2019	1,032,106

	American Tire Distributors, Inc.,
1,012,456	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	09/01/2021	1,015,828

	Applied Systems, Inc.,
515,007	Secured 2nd Lien Term Loan, Tranche B	7.50%	#	01/24/2022	511,788

	Ardagh Packaging Finance,
1,019,849	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	4.00%	#	12/17/2019	1,017,620

	Arizona Chemical, Inc.,
1,023,884	Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	06/11/2021	1,024,166

	Asurion LLC,
798,000	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	08/04/2022	756,480
983,502	Senior Secured 1st Lien Term Loan, Tranche B1	5.00%	#	05/24/2019	940,720

	B/E Aerospace, Inc.,
1,023,715	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	12/16/2021	1,026,755

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BMC Software Finance, Inc.,
1,104,229	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	09/10/2020	1,007,333

	Brand Energy & Infrastructure Services, Inc.,
1,164,455	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	11/26/2020	1,056,743

	Builders Firstsource, Inc.,
1,045,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	6.00%	#	07/29/2022	1,038,307

	Burger King Corporation,
757,067	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.75%	#	12/10/2021	754,512

	Calpine Corporation,
1,032,413	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B5	3.50%	#	05/27/2022	1,017,788

	Candy Intermediate Holdings, Inc.,
1,009,715	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	7.50%	#	06/18/2018	1,002,142

	Capital Automotive LP,
1,029,185	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	04/10/2019	1,030,286

	CCO Safari III LLC,
270,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche I	3.50%	#	01/24/2023	268,932

	Chemours Company,
74,638	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	05/12/2022	65,658

	Coveris Holdings S.A.,
1,021,316	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	05/08/2019	1,021,102

	Crosby Acquisition Corporation,
1,987,361	Senior Secured 1st Lien Term Loan	3.75%	#	11/23/2020	1,738,941

	CSC Holdings LLC,
1,315,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	09/23/2022	1,309,411

	CSM Bakery Supplies LLC,
1,022,393	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	07/03/2020	1,013,877

	DE Master Blenders,
1,155,000	Senior Secured 1st Lien Term Loan, Tranche B1	4.25%	#	07/02/2022	1,156,808

	Dealer Tire LLC,
1,022,412	Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	12/22/2021	1,030,724

	Duff & Phelps Corporation,
1,042,487	Senior Secured 1st Lien Term Loan, Tranche B1	4.75%	#	04/23/2020	1,039,881

	Dynacast International LLC,
1,027,419	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	01/28/2022	1,023,889

	EFS Cogen Holdings LLC,
988,583	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	12/17/2020	986,423

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	33

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Eldorado Resorts, Inc.,
698,250	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/23/2022	698,686

	Emerald Expositions Holdings, Inc.,
1,917,761	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	06/17/2020	1,916,563

	Endo Luxembourg Finance I Company S.A.R.L.,
800,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	06/24/2022	798,876

	Energy Transfer Equity LP,
418,235	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	4.00%	#	12/02/2019	412,397

	Ensemble S Merger Sub, Inc.,
935,000	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	09/16/2022	934,271

	Federal-Mogul Holdings Corporation,
1,047,456	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	4.75%	#	04/15/2021	996,832

	Filtration Group, Inc.,
1,047,475	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	11/20/2020	1,049,004

	First Data Corporation,
1,040,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C1	3.70%	#	03/23/2018	1,033,016

	Four Seasons Holdings, Inc.,
1,029,468	Guaranteed Senior Secured 1st Lien Term Loan	3.50%	#	06/27/2020	1,024,645

	Gates Global LLC,
541,108	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	07/05/2021	514,148

	Grosvenor Capital Management Holdings LLP,
1,057,919	Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	01/04/2021	1,048,662

	Guggenheim Partners Investment Management Holdings LLC,
1,027,329	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/22/2020	1,030,324

	Hillman Group, Inc.,
1,049,836	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	06/30/2021	1,047,868

	Hilton Worldwide Finance LLC,
865,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	10/26/2020	864,187

	Hostess Brands LLC,
1,120,000	Senior Secured 1st Lien Term Loan	4.50%	#	08/03/2022	1,122,968

	Informatica Corporation,
250,000	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	08/05/2022	248,888

	Intelsat Jackson Holdings S.A.,
1,045,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.75%	#	06/28/2019	1,018,614

	Jazz Acquisition, Inc.,
1,040,133	Guaranteed Senior Secured 1st Lien Term Loan	4.50%	#	06/18/2021	1,023,236

	Jeld-Wen, Inc.,
475,000	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	06/30/2022	474,409

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	KIK Custom Products, Inc.,
1,055,000	Senior Secured 1st Lien Term Loan, Tranche B	6.00%	#	08/26/2022	1,035,662

	Kloeckner Pentaplast of America, Inc.,
331,504	Senior Secured 1st Lien Term Loan	5.00%	#	04/28/2020	333,008
775,721	Senior Secured 1st Lien Term Loan	5.00%	#	04/28/2020	779,238

	Level 3 Financing, Inc.,
1,040,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche BII	3.50%	#	05/31/2022	1,033,500

	Live Nation Entertainment, Inc.,
1,025,773	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	3.50%	#	08/14/2020	1,024,916

	MacDermid, Inc.,
1,017,487	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.75%	#	06/05/2020	992,686

	Mauser Holding GmbH,
1,028,652	Guaranteed Senior Secured 1st Lien Term Loan	4.50%	#	07/31/2021	1,027,001

	MEG Energy Corporation,
1,106,973	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	03/31/2020	1,037,942

	MGOC, Inc.,
1,019,515	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	4.00%	#	07/31/2020	1,013,041

	Michaels Stores, Inc.,
1,027,456	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.00%	#	01/28/2020	1,030,019

	Milacron LLC,
990,411	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	09/28/2020	990,411

	Mitchell International, Inc.,
519,206	Guaranteed Secured 2nd Lien Term Loan	8.50%	#	10/11/2021	518,775

	National Financial Partners Corporation,
520,748	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	07/01/2020	512,937

	National Vision, Inc.,
1,067,437	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	03/12/2021	1,038,531

	Neiman Marcus Group LLC,
522,418	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	10/23/2020	512,296

	Nord Anglia Education Finance LLC,
1,054,924	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	03/31/2021	1,038,447

	North American Lifting,
1,989,885	Guaranteed Senior Secured 1st Lien Term Loan	5.50%	#	11/27/2020	1,815,770

	Party City Holdings, Inc.,
650,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	08/19/2022	649,594

	Pharmaceutical Product Development LLC,
1,032,413	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	08/18/2022	1,022,574

34	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	PharMEDium Healthcare Corporation,
1,986,801	Senior Secured 1st Lien Term Loan	4.25%	#	01/28/2021	1,969,417

	PODS LLC,
1,194,500	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	02/02/2022	1,185,541

	Prestige Brands, Inc.,
1,021,887	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3	3.51%	#	09/03/2021	1,022,796

	Protection One, Inc.,
820,000	Senior Secured 1st Lien Term Loan	5.00%	#	07/01/2021	821,542

	RBS Global, Inc.,
1,039,746	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	08/21/2020	1,031,782

	RCS Capital Corporation,
1,012,816	Guaranteed Senior Secured 1st Lien Term Loan	7.50%	#	04/29/2019	954,579

	Reynolds Group Holdings, Inc.,
1,024,671	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	4.50%	#	11/30/2018	1,026,418

	Scientific Games International, Inc.,
1,033,844	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	6.00%	#	10/01/2021	1,022,374

	Select Medical Corporation,
1,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche E	3.75%	#	06/01/2018	999,535

	Serta Simmons Holdings LLC,
1,056,672	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	10/01/2019	1,058,780

	Signode Industrial Group, Inc.,
1,008,740	Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	04/30/2021	1,002,436

	Solenis International LP,
1,057,343	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	07/31/2021	1,045,781

	Southeast PowerGen LLC,
1,042,487	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	12/02/2021	1,041,184

	Spin Holdco, Inc.,
1,049,849	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	11/14/2019	1,031,482

	Station Casinos LLC,
1,034,669	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	03/02/2020	1,034,240

	Summit Materials LLC,
448,875	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/18/2022	448,594

	Surgery Center Holdings, Inc.,
1,049,887	Guaranteed Senior Secured 1st Lien Term Loan	5.25%	#	11/03/2020	1,051,362

	TI Group Automotive Systems LLC,
1,035,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	06/30/2022	1,023,786

	TMS International Corporation,
1,071,652	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	10/16/2020	1,039,502

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	TPF II Power LLC,
1,480,438	Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	10/01/2021	1,482,141

	Transtar Holding Company,
1,997,278	Senior Secured 1st Lien Term Loan	5.75%	#	10/09/2018	1,937,360

	TransUnion LLC,
1,034,811	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.50%	#	04/09/2021	1,026,082

	Travelport Finance Luxembourg S.A.R.L.,
1,034,975	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	09/02/2021	1,031,420

	TWCC Holding Corporation,
995,000	Guaranteed Senior Secured 1st Lien Term Loan	5.75%	#	02/11/2020	991,020

	Univar, Inc.,
450,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/01/2022	442,370

	Univision Communications Inc,
1,044,294	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C3	4.00%	#	02/28/2020	1,038,994

	US Renal Care, Inc.,
1,029,772	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	07/03/2019	1,029,339

	USAGM HoldCo LLC,
108,353	Senior Secured 1st Lien Delayed-Draw Term Loan	6.00%	#&	07/28/2022	107,236
1,536,647	Senior Secured 1st Lien Term Loan	4.75%	#	07/28/2022	1,520,804

	Valeant Pharmaceuticals International, Inc.,
1,035,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche BF1	4.00%	#	04/01/2022	1,025,949

	York Risk Services Group, Inc.,
1,059,799	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	10/01/2021	1,020,501

	Total Bank Loans (Cost $100,435,991)				99,228,679

COLLATERALIZED LOAN OBLIGATIONS 4.4%

	Adams Mill Ltd.,
875,000	Series 2014-1A-D1	3.79%	#^	07/15/2026	822,085
1,000,000	Series 2014-1A-E1	5.29%	#^	07/15/2026	868,376

	Apidos Ltd.,
2,000,000	Series 2007-5A-B	0.99%	#^	04/15/2021	1,951,801
2,000,000	Series 2013-16A-A1	1.74%	#^	01/19/2025	1,988,971
2,950,000	Series 2013-16A-B	3.09%	#^	01/19/2025	2,925,119
2,000,000	Series 2014-18A-C	3.95%	#^	07/22/2026	1,925,502
1,000,000	Series 2014-18A-D	5.50%	#^	07/22/2026	900,409
1,000,000	Series 2014-19A-D	4.04%	#^	10/17/2026	966,522
1,500,000	Series 2015-20A-B	3.49%	#^	01/16/2027	1,494,446
1,500,000	Series 2015-20A-C	3.99%	#^	01/16/2027	1,445,000
2,250,000	Series 2015-21A-C	3.83%	#^	07/18/2027	2,125,809

	ARES Ltd.,
2,000,000	Series 2013-1A-D	4.04%	#^	04/15/2025	1,927,506
2,043,936	Series 2014-30A-A2	1.14%	#^	04/20/2023	2,035,050

	Babson Ltd.,
1,500,000	Series 2012-1A-C	4.17%	#^	04/15/2022	1,502,876
2,000,000	Series 2012-2A-CR	3.92%	#^	05/15/2023	1,965,174
1,000,000	Series 2014-3A-D2	4.59%	#^	01/15/2026	997,418
2,750,000	Series 2015-1A-D1	3.73%	#^	04/20/2027	2,604,469

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	35

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Babson Ltd., (Cont.)
5,000,000	Series 2015-2A-D	3.89%	#^	07/20/2027	4,886,051
2,500,000	Series 2015-1A-C	3.46%	#^	04/15/2027	2,500,518
3,000,000	Series 2015-1A-D	3.89%	#^	04/15/2027	2,839,924

	Birchwood Park Ltd.,
1,000,000	Series 2014-1A-C2	3.44%	#^	07/15/2026	999,498
1,000,000	Series 2014-1A-D2	4.49%	#^	07/15/2026	999,192
1,000,000	Series 2014-1A-E2	6.69%	#^	07/15/2026	968,871

	BlueMountain Ltd.,
1,500,000	Series 2012-1A-E	5.79%	#^	07/20/2023	1,476,028
5,000,000	Series 2015-2A-D	3.83%	#^	07/18/2027	4,722,712
2,000,000	Series 2015-2A-E	5.63%	#^	07/18/2027	1,770,166
4,000,000	Series 2015-3A-B	3.43%	#^	10/20/2027	3,994,520
4,000,000	Series 2015-3A-C	3.88%	#^	10/20/2027	3,861,456

	Brookside Mill Ltd.,
1,250,000	Series 2013-1A-C1	2.99%	#^	04/17/2025	1,200,276
2,250,000	Series 2013-1A-D	3.34%	#^	04/17/2025	2,073,441
1,250,000	Series 2013-1A-E	4.69%	#^	04/17/2025	1,062,470

	Canyon Capital Ltd,
2,500,000	Series 2012-1A-C	3.09%	#^	01/15/2024	2,452,955
5,000,000	Series 2014-1A-B	2.95%	#^	04/30/2025	4,834,902
2,750,000	Series 2014-1A-C	3.55%	#^	04/30/2025	2,520,448

	Carlyle Global Market Strategies Ltd.,
1,250,000	Series 2014-3A-B	3.45%	#^	07/27/2026	1,245,209
2,000,000	Series 2014-3A-C2	4.50%	#^	07/27/2026	2,001,707

	Carlyle High Yield Partners Ltd.,
358,192	Series 2006-8A-A2A	0.57%	#^	05/21/2021	355,578

	Catamaran Ltd.,
2,500,000	Series 2015-1A-C1	3.40%	#^	04/22/2027	2,469,751

	Cent Ltd.,
2,000,000	Series 2013-18A-D	3.74%	#^	07/23/2025	1,909,895
1,500,000	Series 2013-18A-E	4.89%	#^	07/23/2025	1,297,156
1,000,000	Series 2014-22A-C	4.06%	#^	11/07/2026	966,537

	ColumbusNova Ltd.,
2,500,000	Series 2006-2A-D	1.81%	#^	04/04/2018	2,502,443

	Dorchester Park Ltd.,
1,000,000	Series 2015-1A-C	3.49%	#^	01/20/2027	995,095
1,000,000	Series 2015-1A-D	3.84%	#^	01/20/2027	954,956

	Dryden Leveraged Loan,
500,000	Series 2006-11A-C1	1.89%	#^	04/12/2020	485,010

	Dryden Senior Loan Fund,
2,000,000	Series 2013-28A-B1L	3.52%	#^	08/15/2025	1,879,931

	Eaton Vance Ltd.,
2,000,000	Series 2006-8A-B	0.97%	#^	08/15/2022	1,904,309

	Emerson Park Ltd.,
1,000,000	Series 2013-1A-C1	3.04%	#^	07/15/2025	987,371

	Flatiron Ltd.,
2,000,000	Series 2014-1A-C	3.59%	#^	07/17/2026	1,860,923

	Four Corners Ltd.,
2,000,000	Series 2006-3A-D	1.80%	#^	07/22/2020	1,945,004

	Galaxy Ltd.,
1,000,000	Series 2013-15A-C	2.89%	#^	04/15/2025	983,167
1,000,000	Series 2013-15A-D	3.69%	#^	04/15/2025	954,487

	GoldenTree Loan Opportunities Ltd.,
2,000,000	Series 2012-6A-D	4.49%	#^	04/17/2022	2,000,926
3,750,000	Series 2015-10A-D	3.67%	#^	07/20/2027	3,521,097

	Gulf Stream Ltd.,
1,000,000	Series 2007-1X-B	0.78%	#	06/17/2021	970,869

	Halcyon Loan Advisors Funding Ltd.,
740,000	Series 2013-2A-C	3.00%	#^	08/01/2025	699,630
1,500,000	Series 2014-3A-D	3.95%	#^	10/22/2025	1,376,665

	ING Ltd.,
2,000,000	Series 2013-3A-A1	1.91%	#	08/01/2020	1,927,947
2,000,000	Series 2013-3A-B	2.99%	#^	01/18/2026	1,975,982

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Inwood Park Ltd.,
2,000,000	Series 2006-1A-B	0.68%	#^	01/20/2021	1,954,027

	Jamestown Ltd.,
2,000,000	Series 2015-6A-A1A	1.93%	#^	02/20/2027	1,993,321

	LCM LP,
2,000,000	Series 11A-D2	4.24%	#^	04/19/2022	2,004,744
1,000,000	Series 12A-E	6.04%	#^	10/19/2022	983,265
2,850,000	Series 14A-D	3.79%	#^	07/15/2025	2,728,860
2,500,000	Series 15A-C	3.43%	#^	08/25/2024	2,495,262
1,000,000	Series 16A-D	3.89%	#^	07/15/2026	962,021
2,000,000	Series 19A-D	3.78%	#^	07/15/2027	1,874,895
2,000,000	Series 6A-C	1.13%	#^	05/28/2019	1,970,766

	Madison Park Funding Ltd.,
1,000,000	Series 2007-4A-D	1.75%	#^	03/22/2021	942,554
2,750,000	Series 2007-6A-C	1.30%	#^	07/26/2021	2,644,617
1,000,000	Series 2014-13A-D	3.64%	#^	01/19/2025	953,458
1,000,000	Series 2014-13X-E	5.29%	#	01/19/2025	877,442
4,750,000	Series 2014-14A-D	3.89%	#^	07/20/2026	4,589,251
750,000	Series 2014-14A-E	5.04%	#^	07/20/2026	652,839
2,000,000	Series 2014-15A-C	4.00%	#^	01/27/2026	1,965,484
3,000,000	Series 2015-16A-B	3.30%	#^	04/20/2026	2,976,555
5,000,000	Series 2015-18A-D2	4.26%	#^	10/21/2026	4,912,371

	Magnetite Ltd.,
1,500,000	Series 2012-7A-D	5.54%	#^	01/15/2025	1,451,774
2,000,000	Series 2014-11A-C	3.77%	#^	01/18/2027	1,914,111
1,500,000	Series 2014-8A-C	3.39%	#^	04/15/2026	1,498,799

	Nautique Funding Ltd.,
1,000,000	Series 2006-1A-C	1.99%	#^	04/15/2020	977,657

	Nomad Ltd.,
1,500,000	Series 2013-1A-B	3.12%	#^	01/15/2025	1,482,660
1,500,000	Series 2013-1A-C	3.67%	#^	01/15/2025	1,429,244

	North End Ltd.,
1,000,000	Series 2013-1A-D	3.79%	#^	07/17/2025	949,383

	OCP Ltd.,
2,000,000	Series 2013-3A-B	3.04%	#^	01/17/2025	1,958,357

	Octagon Investment Partners Ltd.,
2,000,000	Series 2013-1A-D	3.64%	#^	07/17/2025	1,881,769
2,000,000	Series 2013-1A-E	4.79%	#^	07/17/2025	1,738,346
1,000,000	Series 2014-1A-C2	3.80%	#^	11/22/2025	992,784
1,000,000	Series 2014-1A-D2	4.88%	#^	11/22/2025	992,472

	OHA Intrepid Leverage Loan Fund Ltd.,
2,000,000	Series 2011-1AR-DR	3.33%	#^	04/20/2021	2,005,833

	OZLM Funding Ltd.,
10,000,000	Series 2013-3A-A1	1.63%	#^	01/22/2025	9,935,438

	OZLM Ltd.,
1,500,000	Series 2015-11A-A2A	2.55%	#^	01/30/2027	1,497,339

	Race Point Ltd.,
1,000,000	Series 2013-8A-B	2.23%	#^	02/20/2025	990,894

	Saturn Ltd.,
500,000	Series 2007-1A-D	4.31%	#^	05/13/2022	485,584

	Symphony Ltd.,
3,000,000	Series 2013-11A-B1	2.49%	#^	01/17/2025	2,990,785
3,000,000	Series 2013-11A-C	3.44%	#^	01/17/2025	2,975,684

	Thacher Park Ltd.,
1,000,000	Series 2014-1A-C	3.34%	#^	10/20/2026	994,709
1,000,000	Series 2014-1A-D1	3.82%	#^	10/20/2026	954,577

	Venture Ltd.,
1,900,000	Series 2006-1A-B	0.94%	#^	08/03/2020	1,782,954
500,000	Series 2012-10A-C	3.54%	#^	07/20/2022	500,622
2,000,000	Series 2012-10A-D	4.49%	#^	07/20/2022	2,004,722
5,000,000	Series 2013-15A-C	3.39%	#^	07/15/2025	4,965,064
2,500,000	Series 2014-17A-C	3.14%	#^	07/15/2026	2,448,037

	WG Horizons,
1,500,000	Series 2006-1A-C	2.03%	#^	05/24/2019	1,460,690

36	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wind River Ltd.,
3,000,000	Series 2013-1A-C	3.69%	#^	04/20/2025	2,803,970

	Total Collateralized Loan Obligations (Cost $205,649,731)				203,327,596

FOREIGN CORPORATE BONDS 12.8%
1,500,000	Abengoa Transmision Sur S.A.	6.88%		04/30/2043	1,575,000
1,600,000	Abengoa Transmision Sur S.A.	6.88%	^	04/30/2043	1,680,000
5,000,000	Aeropuerto Internacional de Tocumen S.A.	5.75%		10/09/2023	5,208,575
500,000	Aeropuertos Dominicanos	9.75%	#^	11/13/2019	497,500
1,800,000	Aeropuertos Dominicanos	9.75%	#	11/13/2019	1,791,000
700,000	AES Andres Dominicana Ltd.	9.50%	^	11/12/2020	721,000
6,300,000	AES Andres Dominicana Ltd.	9.50%		11/12/2020	6,489,000
2,000,000	AES El Salvador Trust	6.75%		03/28/2023	1,790,000
3,050,000	AES Gener S.A.	5.25%		08/15/2021	3,201,649
5,500,000	Agromercantil Senior Trust	6.25%		04/10/2019	5,500,000
3,500,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	3,500,000
1,700,000	Ajecorp B.V.	6.50%		05/14/2022	977,500
13,270,000	Alibaba Group Holding Ltd.	3.60%	^	11/28/2024	12,421,516
10,835,000	Australia and New Zealand Banking Group Ltd.	4.88%	^	01/12/2021	12,181,227
2,600,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	2,210,000
4,700,000	Avianca Holdings S.A.	8.38%		05/10/2020	3,995,000
3,450,000	Banco Continental SAECA	8.88%		10/15/2017	3,531,937
500,000	Banco de Bogota S.A.	5.00%		01/15/2017	513,750
2,000,000	Banco de Costa Rica	5.25%	^	08/12/2018	2,015,000
1,000,000	Banco de Costa Rica	5.25%		08/12/2018	1,007,500
2,500,000	Banco do Brasil S.A.	8.50%	#†	10/20/2020	2,062,500
4,500,000	Banco do Brasil S.A.	9.00%	#^†	06/18/2024	2,664,315
2,000,000	Banco GNB Sudameris S.A.	3.88%		05/02/2018	1,920,000
4,005,000	Banco GNB Sudameris S.A.	7.50%		07/30/2022	4,029,030
2,097,000	Banco Inbursa S.A.	4.13%		06/06/2024	2,036,187
3,000,000	Banco International del Peru S.A.A.	6.63%	#	03/19/2029	2,985,000
6,000,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%	^	05/07/2020	5,970,000
1,500,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	1,492,500
2,650,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	2,630,125
5,450,000	Banco Regional SAECA	8.13%		01/24/2019	5,490,875
400,000	Banco Regional SAECA	8.13%	^	01/24/2019	403,000
7,000,000	Banco Santander	5.95%	#	01/30/2024	7,213,500
7,500,000	Bancolombia S.A.	6.13%		07/26/2020	7,696,875
6,245,000	Bank Of Montreal	2.38%		01/25/2019	6,342,984
1,250,000	Bantrab Senior Trust	9.00%		11/14/2020	1,271,875
4,000,000	BBVA Banco Continental S.A.	5.25%	#	09/22/2029	3,900,800
4,470,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	4,548,225
5,700,000	BBVA Bancomer S.A.	5.35%	#^	11/12/2029	5,628,750
2,557,000	BBVA Bancomer S.A.	5.35%	#	11/12/2029	2,525,037
1,250,000	BBVA Colombia S.A.	4.88%	^	04/21/2025	1,193,375
6,205,000	BP Capital Markets PLC	3.06%		03/17/2022	6,225,508
1,000,000	BR Malls International Finance Ltd.	8.50%	†	01/21/2016	802,500

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,300,000	Braskem Finance Company	7.13%		07/22/2041	2,319,900
12,176,000	British Telecommunications PLC	5.95%		01/15/2018	13,352,311
1,500,000	Camposol S.A.	9.88%	^	02/02/2017	1,353,900
650,000	Camposol S.A.	9.88%		02/02/2017	586,690
600,000	Celulosa Arauco y Constitucion S.A.	5.00%		01/21/2021	629,707
3,200,000	Cementos Progreso Trust	7.13%		11/06/2023	3,320,000
3,500,000	Cencosud S.A.	5.50%		01/20/2021	3,627,456
2,760,000	Cencosud S.A.	4.88%		01/20/2023	2,660,651
6,000,000	Central American Bottling Corporation	6.75%		02/09/2022	6,309,000
1,900,000	CIMPOR Financial Operations B.V.	5.75%		07/17/2024	1,293,900
2,000,000	CIMPOR Financial Operations B.V.	5.75%	^	07/17/2024	1,362,000
10,000,000	CNOOC Finance Ltd.	2.63%		05/05/2020	9,867,320
750,000	CNPC General Capital Ltd.	2.75%		05/14/2019	752,974
200,000	CNPC Overseas Capital Ltd.	4.50%		04/28/2021	213,170
1,000,000	Colbun S.A.	6.00%		01/21/2020	1,103,350
4,000,000	Comcel Trust	6.88%	^	02/06/2024	3,950,000
2,400,000	Comcel Trust	6.88%		02/06/2024	2,370,000
4,300,000	Comision Federal de Electricidad	4.88%		05/26/2021	4,466,625
8,000,000	Compania Minera Ares S.A.C.	7.75%		01/23/2021	7,688,000
3,000,000	Corpbanca S.A.	3.88%		09/22/2019	3,035,880
1,500,000	CorpGroup Banking S.A.	6.75%		03/15/2023	1,432,500
3,500,000	CorpGroup Banking S.A.	6.75%	^	03/15/2023	3,342,500
4,000,000	Corporacion Azucarera del Peru S.A.	6.38%		08/02/2022	3,320,000
500,000	Corporacion Financiera de Desarrollo S.A.	3.25%		07/15/2019	501,625
6,000,000	Corporacion Financiera de Desarrollo S.A.	3.25%	^	07/15/2019	6,019,500
2,000,000	Cosan Overseas Ltd.	8.25%	†	11/05/2015	1,570,000
3,500,000	Credito Real S.A.B. de C.V.	7.50%	^	03/13/2019	3,473,750
5,000,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	5,056,250
4,500,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	4,516,875
500,000	Digicel Ltd.	7.00%		02/15/2020	496,250
3,000,000	Digicel Ltd.	8.25%		09/30/2020	2,790,000
5,100,000	Digicel Ltd.	7.13%		04/01/2022	4,424,250
3,900,000	Digicel Ltd.	7.13%	^	04/01/2022	3,383,250
100,000	E.Cl S.A.	5.63%		01/15/2021	109,381
3,400,000	Ecopetrol S.A.	4.13%		01/16/2025	2,873,000
1,300,000	Ecopetrol S.A.	7.38%		09/18/2043	1,192,750
11,900,000	Ecopetrol S.A.	5.88%		05/28/2045	9,044,000
3,500,000	Empresa de Energia de Bogota S.A.	6.13%		11/10/2021	3,640,000
10,000,000	Empresa Electrica Guacolda S.A.	4.56%	^	04/30/2025	9,494,710
600,000	Empresas Publicas de Medellin E.S.P.	7.63%		07/29/2019	685,500
5,547,197	ENA Norte Trust	4.95%		04/25/2023	5,713,613
1,500,000	ENTEL Chile S.A.	4.75%	^	08/01/2026	1,449,004
3,700,000	ENTEL Chile S.A.	4.75%		08/01/2026	3,574,211
3,800,000	ESAL GmbH	6.25%	^	02/05/2023	3,505,500
2,100,000	ESAL GmbH	6.25%		02/05/2023	1,937,250
992,735	Fermaca Enterprises S. de R.L. de C.V.	6.38%		03/30/2038	943,098
2,937,610	Fermaca Enterprises S. de R.L. de C.V.	6.38%	^	03/30/2038	2,790,729
1,500,000	Fondo Mivivienda S.A.	3.38%		04/02/2019	1,492,500
1,000,000	Freeport-McMoRan Copper & Gold, Inc.	4.00%		11/14/2021	785,000
800,000	Freeport-McMoRan Copper & Gold, Inc.	3.88%		03/15/2023	599,000
10,000,000	Freeport-McMoRan Copper & Gold, Inc.	5.45%		03/15/2043	7,000,000
2,000,000	Gibson Energy, Inc.	6.75%	^	07/15/2021	1,932,500

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	37

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,000,000	Global Bank Corporation	4.75%		10/05/2017	3,040,500
5,000,000	Global Bank Corporation	5.13%	^	10/30/2019	5,062,500
6,000,000	Global Bank Corporation	5.13%		10/30/2019	6,075,000
1,900,000	Globo Communicacao e Participacoes S.A.	5.31%	#	05/11/2022	1,900,000
1,600,000	Gol LuxCo S.A.	8.88%	^	01/24/2022	992,000
1,500,000	Grupo Aval Ltd.	5.25%		02/01/2017	1,530,000
3,500,000	Grupo Aval Ltd.	4.75%		09/26/2022	3,165,750
1,950,000	Grupo Bimbo S.A.B. de C.V.	4.50%		01/25/2022	2,020,200
3,950,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	4,127,750
4,350,000	Grupo Elektra S.A.B. de C.V.	7.25%		08/06/2018	4,154,250
2,890,000	Grupo Idesa S.A. de C.V.	7.88%	^	12/18/2020	2,904,450
5,000,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	5,025,000
600,000	Grupo Posadas S.A.B. de C.V.	7.88%	^	06/30/2022	543,000
4,000,000	GrupoSura Finance S.A.	5.70%		05/18/2021	4,164,000
12,000,000	Guanay Finance Ltd.	6.00%		12/15/2020	11,895,000
4,000,000	Hutchison Whampoa International Ltd.	6.00%	#†	05/07/2017	4,174,716
1,500,000	Hutchison Whampoa International Ltd.	3.25%		11/08/2022	1,492,524
800,000	Industrial Senior Trust	5.50%	^	11/01/2022	743,600
5,300,000	Industrial Senior Trust	5.50%		11/01/2022	4,926,350
1,800,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	1,876,500
1,000,000	Inkia Energy Ltd.	8.38%		04/04/2021	1,042,500
2,300,000	Instituto Costarricense de Electricidad	6.95%	^	11/10/2021	2,343,125
2,800,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	2,852,500
2,400,000	Intelsat Jackson Holdings S.A.	5.50%		08/01/2023	1,986,000
1,000,000	Israel Electric Corporation Ltd.	5.63%		06/21/2018	1,066,250
2,100,000	Israel Electric Corporation Ltd.	5.00%	^	11/12/2024	2,153,256
3,800,000	JBS Investments GmbH	7.25%		04/03/2024	3,667,000
200,000	JBS Investments GmbH	7.25%	^	04/03/2024	193,000
6,000,000	Latam Airlines Group S.A.	7.25%	^	06/09/2020	5,340,000
5,000,000	Lima Metro Line 2 Finance Ltd.	5.88%		07/05/2034	4,862,500
485,000	Maestro Peru S.A.	6.75%		09/26/2019	515,313
1,600,000	Magnesita Finance Ltd.	8.63%	†	04/05/2017	1,056,000
2,000,000	Marfrig Holdings B.V.	8.38%		05/09/2018	1,875,000
5,100,000	Marfrig Holdings B.V.	6.88%		06/24/2019	4,424,250
2,900,000	Marfrig Holdings B.V.	6.88%	^	06/24/2019	2,515,750
3,838,068	Mexico Generadora de Energia	5.50%		12/06/2032	3,600,108
4,800,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	4,272,000
3,500,000	Minerva Luxembourg S.A.	8.75%	#^†	04/03/2019	3,115,000
1,300,000	Minerva Luxembourg S.A.	7.75%	^	01/31/2023	1,144,000
300,000	Minerva Luxembourg S.A.	7.75%		01/31/2023	264,000
3,000,000	Minsur S.A.	6.25%		02/07/2024	3,015,000
311,175	Nakilat, Inc.	6.27%		12/31/2033	358,107
5,300,000	OAS Financial Ltd.	8.88%	#^†Ω	04/25/2018	556,500
1,500,000	OAS Financial Ltd.	8.88%	#†Ω	04/29/2049	157,500
1,500,000	Odebrecht Finance Ltd.	7.50%	†	10/30/2015	907,500
1,700,000	Odebrecht Finance Ltd.	7.13%		06/26/2042	973,250
6,031,000	Orange S.A.	2.75%		09/14/2016	6,126,796
10,400,000	Oversea-Chinese Banking Corporation	4.00%	#	10/15/2024	10,668,206
4,700,000	Pacific Rubiales Energy Corporation	5.13%		03/28/2023	1,645,000
1,500,000	Pacific Rubiales Energy Corporation	5.13%	^	03/28/2023	525,000
1,000,000	Pacific Rubiales Energy Corporation	5.63%		01/19/2025	356,250
5,000,000	Pacific Rubiales Energy Corporation	5.63%	^	01/19/2025	1,781,250
5,800,000	Peru Enhanced Pass-Through Finance Ltd.	0.00%		06/02/2025	4,465,420

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,800,000	Pesquera Exalmar S.A.A.	7.38%	^	01/31/2020	1,449,000
1,000,000	Pesquera Exalmar S.A.A.	7.38%		01/31/2020	805,000
3,000,000	Petroleos Mexicanos	5.50%		01/21/2021	3,154,500
1,000,000	Petroleos Mexicanos	4.50%	^	01/23/2026	924,400
13,560,000	Petroleos Mexicanos	5.63%	^	01/23/2046	11,153,778
2,960,000	Reliance Industries Ltd.	5.88%	†	02/05/2018	2,882,300
2,185,000	Seven Generations Energy Ltd.	8.25%	^	05/15/2020	2,064,825
200,000	Sinopec Group Overseas Development Ltd.	2.75%		04/10/2019	203,019
2,000,000	Sinopec Group Overseas Development Ltd.	2.50%	^	04/28/2020	1,973,964
1,000,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%	^	11/07/2021	943,750
200,000	Sociedad Quimica y Minera S.A.	5.50%		04/21/2020	202,017
500,000	Sociedad Quimica y Minera S.A.	4.38%		01/28/2025	430,828
1,500,000	Southern Copper Corporation	7.50%		07/27/2035	1,463,160
6,000,000	Southern Copper Corporation	6.75%		04/16/2040	5,357,160
3,800,000	Southern Copper Corporation	5.25%		11/08/2042	2,893,662
2,500,000	Southern Copper Corporation	5.88%		04/23/2045	2,032,850
6,816,000	Tanner Servicios Financieros S.A.	4.38%		03/13/2018	6,808,618
8,000,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	7,760,000
3,000,000	Tencent Holdings Ltd.	3.80%	^	02/11/2025	2,897,574
6,622,000	Teva Pharmaceutical Finance Company B.V.	2.95%		12/18/2022	6,354,465
6,330,000	Toronto Dominion Bank	1.75%		07/23/2018	6,351,307
6,825,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	6,893,250
1,175,000	Transportadora de Gas Internacional S.A.	5.70%	^	03/20/2022	1,186,750
3,350,000	TV Azteca S.A.B. de C.V.	7.50%		05/25/2018	2,964,750
3,200,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	2,651,200
2,150,000	Unifin Financiera S.A.P.I. de C.V.	6.25%		07/22/2019	2,026,375
1,400,000	Unifin Financiera S.A.P.I. de C.V.	6.25%	^	07/22/2019	1,319,500
2,000,000	Union Andina de Cementos S.A.A.	5.88%	^	10/30/2021	1,930,000
2,550,000	Union Andina de Cementos S.A.A.	5.88%		10/30/2021	2,460,750
7,500,000	United Overseas Bank Ltd.	3.75%	#	09/19/2024	7,666,050
2,500,000	Vedanta Resources PLC	8.25%		06/07/2021	1,850,000
2,200,000	Vedanta Resources PLC	7.13%	^	05/31/2023	1,465,750
1,800,000	Vedanta Resources PLC	7.13%		05/31/2023	1,199,250
7,800,000	Volcan Cia Minera S.A.A.	5.38%		02/02/2022	6,513,000
8,000,000	VTR Finance B.V.	6.88%		01/15/2024	7,280,000

	Total Foreign Corporate Bonds (Cost $634,878,693)				584,340,668

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 1.0%
20,000,000	Colombia Government International Bond	4.38%		07/12/2021	20,420,000
12,000,000	Mexico Government International Bond	3.50%		01/21/2021	12,240,000

38	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
9,096,000	Mexico Government International Bond	4.00%		10/02/2023	9,287,016
2,500,000	Panama Government International Bond	5.20%		01/30/2020	2,703,125
2,500,000	Peruvian Government International Bond	4.13%		08/25/2027	2,475,000

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $47,947,453)				47,125,141

MUNICIPAL BONDS 3.8%
6,100,000	Arizona Department of Transporation State Highway Fund	5.00%		07/01/2032	7,133,645
6,500,000	Central Puget Sound Regional Transit Authority	5.00%		11/01/2032	7,741,045
8,500,000	Commonwealth of Virginia	5.00%		06/01/2027	10,559,975
6,600,000	East Bay Municipal Utility District Water System Revenue	5.00%		06/01/2031	7,913,466
13,300,000	Gwinnett County School District	5.00%		02/01/2031	16,127,846
11,300,000	New York State Dormitory Authority	5.00%		03/15/2033	13,066,077
12,600,000	State of California	5.00%		08/01/2033	14,613,354
7,700,000	State of Louisiana	5.00%		05/01/2028	9,092,391
3,850,000	State of Minnesota	5.00%		08/01/2033	4,594,705
11,850,000	State of Nevada	5.00%		11/01/2026	14,448,113
11,500,000	State of Oregon Department of Transporation	5.00%		11/15/2029	13,798,160
11,400,000	State of Texas	5.00%		10/01/2028	13,691,856
11,000,000	State of Washington	5.00%		07/01/2033	12,772,870
12,800,000	University of Texas	5.00%		08/15/2027	15,533,056
10,000,000	Utah Transit Authority	5.00%		06/15/2031	11,893,500

	Total Municipal Bonds (Cost $172,049,803)				172,980,059

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 4.8%

	BAMLL Commercial Mortgage Securities Trust,
2,000,000	Series 2014-IP-E	2.81%	#^	06/15/2028	1,986,151
118,650,000	Series 2015-200P-XA	0.50%	#^ I/O	04/14/2033	3,966,683

	Bear Stearns Commercial Mortgage Securities, Inc.,
3,775,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	3,822,618

	CD Commercial Mortgage Trust,
3,735,300	Series 2007-CD4-AMFX	5.37%	#	12/11/2049	3,864,586

	Citigroup Commercial Mortgage Trust,
11,483,887	Series 2012-GC8-XA	2.35%	#^ I/O	09/10/2045	1,015,979
4,234,500	Series 2015-GC27-D	4.58%	#^	02/10/2048	3,603,977
4,267,347	Series 2015-GC27-XA	1.60%	# I/O	02/10/2048	419,589

	COBALT Commercial Mortgage Trust,
2,602,680	Series 2007-C2-AJFX	5.57%	#	04/15/2047	2,621,235

	Commercial Mortgage Pass-Through Certificates,
4,647,107	Series 2002-LC4-XA	2.58%	#^ I/O	12/10/2044	474,809
1,217,688	Series 2010-C1-XPA	1.81%	#^ I/O	07/10/2046	38,123
28,390,673	Series 2012-CR3-XA	2.31%	# I/O	10/15/2045	2,832,765
3,500,000	Series 2014-CR20-C	4.66%	#	11/10/2047	3,488,018
5,000,000	Series 2015-CCRE23	4.40%	#	05/10/2048	4,186,760
1,400,000	Series 2015-CR25-C	4.70%	#	08/10/2048	1,367,859
4,310,000	Series 2015-LC21-C	4.46%	#	07/10/2048	4,113,434

	Credit Suisse First Boston Mortgage Securities Corporation,
413,925	Series 1998-C2-F	6.75%	#^	11/15/2030	416,306
24,659	Series 2001-CF2-G	6.93%	^	02/15/2034	24,565

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Credit Suisse Mortgage Capital Certificates,
1,875,000	Series 2006-C4-AM	5.51%		09/15/2039	1,933,732
2,500,000	Series 2007-C4-A1AM	6.15%	#	09/15/2039	2,656,316
3,800,000	Series 2009-RR2-IQB	5.69%	#^	04/16/2049	3,970,430
5,135,000	Series 2015-SAND-D	3.06%	#^	08/15/2030	5,165,476

	DBRR Trust,
1,000,000	Series 2011-C32-A3B	5.90%	#^	06/17/2049	1,045,796

	DBUBS Mortgage Trust,
5,268,484	Series 2011-LC2A-XA	1.56%	#^ I/O	07/10/2044	200,526

	Extended Stay America Trust,
174,239	Series 2013-ESFL-DFL	3.34%	#^	12/05/2031	174,585

	Greenwich Capital Commercial Funding Corporation,
3,707,800	Series 2007-GG11-AJ	6.25%	#	12/10/2049	3,810,504
3,500,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	3,701,439
3,681,100	Series 2007-GG9-AMFX	5.48%		03/10/2039	3,831,083

	GS Mortgage Securities Corporation,
2,600,000	Series 2006-GG6-AJ	5.60%	#	04/10/2038	2,612,561
10,122,951	Series 2006-GG6-XC	0.04%	#^ I/O	04/10/2038	962
3,811,500	Series 2006-GG8-AJ	5.62%		11/10/2039	3,845,388
4,674,125	Series 2011-GC5-XA	1.81%	#^ I/O	08/10/2044	223,741
5,611,332	Series 2012-GC6-XA	2.26%	#^ I/O	01/10/2045	530,133
3,741,000	Series 2014-GC26-C	4.66%	#	11/10/2047	3,763,066
986,700	Series 2015-GC32-B	4.55%	#	07/10/2048	1,028,135

	JP Morgan Chase Commercial Mortgage Securities Corporation,
28,237,747	Series 2006-LDP8-X	0.69%	# I/O	05/15/2045	97,985
2,500,000	Series 2006-LDP9-AM	5.37%		05/15/2047	2,564,986
1,000,000	Series 2007-CB18-AMFX	5.40%		06/12/2047	1,045,887
3,684,600	Series 2007-CIBC19-AM	5.88%	#	02/12/2049	3,881,341
3,705,300	Series 2007-CIBC20	6.28%	#	02/12/2051	3,791,639
3,750,000	Series 2007-LD12-AM	6.21%	#	02/15/2051	3,999,688
12,050,000	Series 2009-IWST-XB	0.54%	#^ I/O	12/05/2027	183,497
1,000,000	Series 2009-RR2-GEB	5.54%	^	12/13/2049	1,040,581
10,970,394	Series 2011-C4-XA	1.63%	#^ I/O	07/15/2046	378,391
32,632,612	Series 2012-C8-XA	2.25%	# I/O	10/15/2045	2,903,438
7,120,044	Series 2012-CBX-XA	1.92%	# I/O	06/15/2045	480,016
1,700,000	Series 2015-CSMO-C	2.46%	#^	01/15/2032	1,693,408

	JPMBB Commercial Mortgage Securities Trust,
58,937,419	Series 2014-C18-XA	1.30%	# I/O	02/15/2047	3,553,249
3,000,000	Series 2014-C21-C	4.82%	#	08/15/2047	3,008,102
2,766,125	Series 2014-C23-C	4.61%	#	09/15/2047	2,776,234
3,766,500	Series 2014-C25-C	4.60%	#	11/15/2047	3,750,786
58,746,652	Series 2014-C25-XA	1.16%	# I/O	11/15/2047	3,770,624
50,930,755	Series 2014-C26-XA	1.33%	# I/O	01/15/2048	3,477,450
4,474,600	Series 2015-C27-D	3.98%	#^	02/15/2048	3,661,657
34,812,696	Series 2015-C27-XA	1.53%	# I/O	02/15/2048	2,907,173
4,500,000	Series 2015-C30-B	4.46%	#	07/15/2048	4,503,913
52,519,049	Series 2015-C31-XA	1.20%	# I/O	08/15/2048	3,581,221

	LB Commercial Mortgage Trust,
3,000,000	Series 2007-C3-AMFL	6.10%	#^	07/15/2044	3,204,069

	LB-UBS Commercial Mortgage Trust,
8,466,647	Series 2006-C7-XCL	0.85%	#^ I/O	11/15/2038	54,254
6,828,228	Series 2006-C7-XW	0.85%	#^ I/O	11/15/2038	42,062
2,100,000	Series 2007-C1-AJ	5.48%		02/15/2040	2,161,481

	Merrill Lynch Mortgage Trust,
3,050,000	Series 2006-C1-AJ	5.87%	#	05/12/2039	3,067,245
1,600,000	Series 2006-C2-AJ	5.80%	#	08/12/2043	1,612,202

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
3,728,700	Series 2007-5-AM	5.42%		08/12/2048	3,878,301

	Morgan Stanley Bank of America Merrill Lynch Trust,
2,821,189	Series 2012-C5-XA	1.97%	#^ I/O	08/15/2045	205,147
3,000,000	Series 2014-C18-C	4.49%		10/15/2047	3,081,246
4,000,000	Series 2014-C19-C	4.00%		12/15/2047	3,912,196
39,647,277	Series 2015-C20-XA	1.57%	# I/O	02/15/2048	3,649,373

	Morgan Stanley Capital, Inc.,
3,813,300	Series 2006-HQ8-AJ	5.67%	#	03/12/2044	3,831,663
3,462,000	Series 2007-1Q16-AMA	6.27%	#	12/12/2049	3,698,460
3,818,800	Series 2007-IQ13-AJ	5.44%		03/15/2044	3,834,629
3,700,000	Series 2007-IQ13-AM	5.41%		03/15/2044	3,845,347

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	39

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Capital, Inc., (Cont.)
1,400,000	Series 2007-IQ16-AM	6.28%	#	12/12/2049	1,508,483
18,672,613	Series 2011-C1-XA	0.95%	#^ I/O	09/15/2047	284,813
4,000,000	Series 2014-CPT-G	3.56%	#^	07/13/2029	3,852,392
4,000,000	Series 2014-MP-D	3.82%	#^	08/11/2029	4,078,404

	TIAA Seasoned Commercial Mortgage Trust,
665,157	Series 2007-C4-AJ	5.48%	#	08/15/2039	667,602

	UBS-Barclays Commercial Mortgage Trust,
14,208,103	Series 2012-C3-XA	2.27%	#^ I/O	08/10/2049	1,395,804

	Wachovia Bank Commercial Mortgage Trust,
2,500,000	Series 2006-C28-AJ	5.63%	#	10/15/2048	2,539,393
15,771,911	Series 2006-C29-IO	0.53%	# I/O	11/15/2048	66,274
1,900,000	Series 2007-C30-AJ	5.41%	#	12/15/2043	1,919,779
3,500,000	Series 2007-C33-AM	6.15%	#	02/15/2051	3,736,997
2,500,000	Series 2007-C33-B	6.15%	#	02/15/2051	2,531,105

	Wells Fargo Commercial Mortgage Trust,
2,200,000	Series 2015-C28-C	4.28%	#	05/15/2048	2,098,498
56,343,156	Series 2015-NXS1-XA	1.35%	# I/O	05/15/2048	4,352,255
4,000,000	Series 2015-NXS3-C	4.64%	#	09/15/2057	3,832,240

	WF-RBS Commercial Mortgage Trust,
18,838,876	Series 2012-C9-XA	2.34%	#^ I/O	11/15/2045	1,850,364
29,801,557	Series 2014-C21-XA	1.34%	# I/O	08/15/2047	2,163,980
56,523,316	Series 2014-C22-XA	1.11%	# I/O	09/15/2057	3,427,150
59,409,672	Series 2014-C24-XA	1.13%	# I/O	11/15/2047	3,835,429

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $225,514,256)				218,007,233

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 10.5%

	Adjustable Rate Mortgage Trust,
94,185	Series 2007-3-1A1	3.69%	#^	11/25/2037	78,863

	American General Mortgage Loan Trust,
2,916,672	Series 2010-1-A3	5.65%	#^	03/25/2058	2,950,808

	Banc of America Funding Corporation,
2,171,650	Series 2005-G-A3	3.26%	#	10/20/2035	2,073,715
959,980	Series 2006-2-6A2	5.50%		03/25/2036	964,938
753,930	Series 2006-6-1A2	6.25%		08/25/2036	744,548

	BCAP LLC Trust,
1,007,143	Series 2009-RR13-6A5	6.00%	#^	04/26/2037	1,032,462

	Bear Stearns Asset Backed Securities Trust,
300,352	Series 2007-SD1-1A3A	6.50%		10/25/2036	242,811

	Chase Mortgage Finance Trust,
5,466,549	Series 2007-A2-6A4	2.62%	#	07/25/2037	4,857,892
1,951,738	Series 2007-S3-2A1	5.50%		05/25/2037	1,718,443

	Citicorp Mortgage Securities, Inc.,
157,894	Series 2005-1-1A4	5.50%		02/25/2035	160,259

	Citicorp Residential Mortgage Securities, Inc.,
1,800,000	Series 2006-2-A5	5.93%	#	09/25/2036	1,806,574

	Citigroup Mortgage Loan Trust, Inc.,
360,353	Series 2006-WF2-A2C	5.53%	#	05/25/2036	241,728
4,928,000	Series 2008-AR4-2A1B	2.79%	#^	11/25/2038	4,685,204
2,688,163	Series 2010-8-5A4	7.17%	#^	11/25/2036	2,458,247
13,663,383	Series 2010-8-6A4	6.90%	#^	12/25/2036	12,555,292
1,368,753	Series 2011-12-3A1	2.67%	#^	09/25/2047	1,366,549

	CitiMortgage Alternative Loan Trust,
252,913	Series 2006-A2-A2	6.00%		05/25/2036	223,789
114,115	Series 2006-A5-3A3	6.00%		10/25/2036	95,284
247,114	Series 2007-A1-1A7	6.00%		01/25/2037	213,116
14,342,738	Series 2007-A5-1A10	5.75%		05/25/2037	12,359,209

	Countrywide Alternative Loan Trust,
2,763,427	Series 2004-22CB-1A1	6.00%		10/25/2034	2,932,039
313,854	Series 2005-20CB-1A1	5.50%		07/25/2035	298,289
368,336	Series 2005-28CB-3A6	6.00%		08/25/2035	294,819
1,785,094	Series 2005-46CB-A22	5.25%		10/25/2035	1,686,507
292,895	Series 2005-J10-1A13	0.89%	#	10/25/2035	234,349
589,658	Series 2006-26CB-A9	6.50%		09/25/2036	519,065

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Alternative Loan Trust, (Cont.)
13,524,602	Series 2006-42-1A8	6.00%		01/25/2047	12,291,591
2,120,539	Series 2007-12T1-A1	6.00%		06/25/2037	1,792,294
2,291,990	Series 2007-16CB-2A1	0.64%	#	08/25/2037	1,426,530
663,703	Series 2007-16CB-2A2	52.97%	# I/F	08/25/2037	1,619,127
170,800	Series 2007-17CB-1A10	29.01%	# I/F	08/25/2037	271,478
870,810	Series 2007-18CB-2A17	6.00%		08/25/2037	784,164
3,579,507	Series 2007-23CB-A3	0.69%	#	09/25/2037	2,370,818
3,516,257	Series 2007-23CB-A4	6.31%	# I/F I/O	09/25/2037	996,319
797,818	Series 2007-4CB-2A1	7.00%		03/25/2037	347,505

	Countrywide Asset-Backed Certificates,
152,688	Series 2005-13-AF3	4.90%	#	04/25/2036	138,015

	Countrywide Home Loans,
103,971	Series 2002-32-2A6	5.00%		01/25/2018	105,323
694,560	Series 2005-28-A7	5.25%		01/25/2019	645,006
1,294,839	Series 2007-10-A5	6.00%		07/25/2037	1,185,648
569,429	Series 2007-15-1A16	6.25%		09/25/2037	557,387
1,523,134	Series 2007-3-A17	6.00%		04/25/2037	1,422,699

	Credit Suisse First Boston Mortgage Securities Corporation,
156,852	Series 2005-10-5A5	5.50%		11/25/2035	145,497
2,428,755	Series 2005-8-1A3	5.25%		09/25/2035	2,231,030

	Credit Suisse Mortgage Capital Certificates,
5,975,697	Series 2006-4-6A1	6.00%		05/25/2036	5,164,084
212,207	Series 2006-4-7A1	5.50%		05/25/2021	203,301
176,711	Series 2007-1-3A1	6.00%		02/25/2022	141,697
68,052	Series 2007-2-2A1	5.00%		03/25/2037	67,490
7,940,911	Series 2010-4R-3A17	6.00%	#^	06/26/2037	7,899,489
12,275,540	Series 2013-IVR1-A1	2.50%	#^	03/25/2043	11,796,192
25,141,598	Series 2013-IVR4	3.50%	#^	07/25/2043	25,461,161
19,771,989	Series 2015-PR2-A1	4.25%	#^	07/26/2055	19,638,771
34,229,449	Series 2015-RPL3-A1	3.75%	#^	12/25/2056	34,387,315

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
17,851,056	Series 2005-6-2A1	5.50%		12/25/2035	15,619,567

	Deutsche Mortgage Securities, Inc.,
2,128,910	Series 2006-PR1-3A1	11.85%	#^ I/F	04/15/2036	2,454,439
234,158	Series 2006-PR1-4AI2	14.23%	#^ I/F	04/15/2036	289,214
1,651,829	Series 2006-PR1-5AI4	11.85%	#^ I/F	04/15/2036	1,985,323

	First Horizon Alternative Mortgage Securities,
594,307	Series 2006-FA2-1A5	6.00%		05/25/2036	501,900
5,461,108	Series 2006-FA8-1A1	6.25%		02/25/2037	4,385,270
144,725	Series 2006-RE1-A1	5.50%		05/25/2035	134,627

	GSAA Home Equity Trust,
497,086	Series 2005-7-AF5	4.61%	#	05/25/2035	522,090
2,301,414	Series 2007-10-A1A	6.00%		11/25/2037	2,032,576
1,723,696	Series 2007-10-A2A	6.50%		11/25/2037	1,319,965

	GSR Mortgage Loan Trust,
85,131	Series 2006-2F-5A1	4.50%		01/25/2021	81,539
7,879,277	Series 2006-3F-4A1	6.00%		03/25/2036	7,228,322
1,146,841	Series 2007-1F-2A2	5.50%		01/25/2037	1,098,940

	HSI Asset Loan Obligation Trust,
33,725	Series 2006-2-2A1	5.50%		12/25/2021	33,867

	Impac Secured Assets Trust,
36,967,555	Series 2006-5-1A1C	0.46%	#	02/25/2037	28,535,034

	JP Morgan Alternative Loan Trust,
440,882	Series 2006-S2-A4	6.19%	#	05/25/2036	328,151
9,614,129	Series 2006-S3-A4	6.31%	#	08/25/2036	7,969,940
1,306,559	Series 2006-S3-A6	6.12%	#	08/25/2036	1,240,240
1,867,825	Series 2006-S4-A6	5.71%	#	12/25/2036	1,807,761

	JP Morgan Mortgage Trust,
440,957	Series 2007-S3-1A7	6.00%		08/25/2037	407,033

	JP Morgan Resecuritization Trust,
1,692,777	Series 2011-2-2A3	3.50%	#^	07/26/2036	1,699,487

	Lehman Mortgage Trust,
2,885,542	Series 2005-1-2A4	5.50%		11/25/2035	2,728,745
949,251	Series 2006-3-1A5	6.00%		07/25/2036	714,954
68,105	Series 2006-9-1A19	29.79%	# I/F	01/25/2037	103,697
1,113,163	Series 2007-10-2A1	6.50%		01/25/2038	898,255
250,032	Series 2007-2-1A1	5.75%		02/25/2037	197,417

40	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	MASTR Alternative Loans Trust,
155,610	Series 2005-2-3A1	6.00%		03/25/2035	151,907
67,249	Series 2007-1-2A7	6.00%		10/25/2036	51,722

	MASTR Asset Securitization Trust,
224,643	Series 2003-2-30B2	5.75%		04/25/2033	222,582
4,180,076	Series 2006-2-1A11	6.00%	#	06/25/2036	4,057,428

	Morgan Stanley Mortgage Loan Trust,
270,769	Series 2004-1-1A1	5.00%		11/25/2018	276,977
1,844,401	Series 2005-7-7A4	5.50%		11/25/2035	1,880,675
4,798,070	Series 2006-7-3A	5.28%	#	06/25/2036	4,060,482

	Morgan Stanley Re-Remic Trust,
2,925,231	Series 2010-R6-5C	5.75%	#^	05/26/2037	2,688,277

	Nomura Asset Acceptance Corporation,
266,430	Series 2006-AP1-A2	5.52%	#	01/25/2036	155,356

	Nomura Home Equity Loan, Inc.,
692,056	Series 2006-AF1-A2	5.80%	#	10/25/2036	377,775
1,236,392	Series 2007-1-1A1	6.06%	#	02/25/2037	681,367

	Option One Mortgage Loan Trust,
81,364	Series 2004-3-M3	1.17%	#	11/25/2034	73,852

	PHH Alternative Mortgage Trust,
944,657	Series 2007-2-4A1	6.00%		05/25/2022	866,844

	PR Mortgage Loan Trust,
13,388,577	Series 2014-1-APT	5.93%	#^	10/25/2049	13,857,177

	Residential Accredit Loans, Inc.,
375,245	Series 2004-QS15-A1	5.25%		11/25/2034	389,211
596,791	Series 2005-QS14-3A3	6.00%		09/25/2035	549,826
135,339	Series 2005-QS1-A5	5.50%		01/25/2035	136,923
679,582	Series 2006-QS10-A4	5.75%		08/25/2036	551,996
7,415,583	Series 2006-QS10-A9	6.50%		08/25/2036	6,323,609
7,392,588	Series 2006-QS4-A10	6.00%		04/25/2036	6,416,094
1,491,196	Series 2006-QS6-1A15	6.00%		06/25/2036	1,239,260
387,790	Series 2006-QS6-2A1	6.00%		06/25/2021	380,579
2,224,199	Series 2007-QS3-A4	6.25%		02/25/2037	1,822,549
7,763,117	Series 2007-QS9-A33	6.50%		07/25/2037	6,841,309

	Residential Asset Mortgage Products, Inc.,
547,526	Series 2005-RS1-AI5	5.41%	#	01/25/2035	551,086

	Residential Asset Securitization Trust,
291,280	Series 2005-A10-A3	5.50%		09/25/2035	256,934
380,033	Series 2005-A11-2A4	6.00%		10/25/2035	311,945
88,544	Series 2005-A7-A3	5.50%		06/25/2035	79,236
2,078,657	Series 2006-A6-1A1	6.50%		07/25/2036	1,235,454
203,666	Series 2006-R1-A1	27.62%	# I/F	01/25/2046	377,978

	Residential Funding Mortgage Securities Trust,
193,722	Series 2006-S10-1A2	6.00%		10/25/2036	176,075
1,015,913	Series 2006-S11-A3	6.00%		11/25/2036	954,413
1,861,767	Series 2007-S2-A4	6.00%		02/25/2037	1,709,834
1,330,373	Series 2007-S3-1A4	6.00%		03/25/2037	1,213,698

	Securitized Mortgage Asset Loan Trust,
51,610,296	Series 2015-1-PC	1.71%	#^¥	02/25/2054	38,905,782
9,878,254	Series 2015-2-PC	3.57%	^¥	12/26/2059	8,672,060
16,950,679	Series 2015-3-PC	3.59%	^¥	10/25/2044	15,786,286

	Structured Asset Securities Corporation,
1,550,027	Series 2003-35-1A1	5.21%	#	12/25/2033	1,616,055
2,076,752	Series 2005-14-1A1	0.49%	#	07/25/2035	1,785,691
2,018,899	Series 2005-16-1A3	5.50%		09/25/2035	2,047,860
1,949,215	Series 2005-RF1-A	0.54%	#^	03/25/2035	1,628,758
1,960,257	Series 2005-RF1-AIO	5.06%	#^ I/O	03/25/2035	272,740

	Washington Mutual Mortgage Pass-Through Certificates,
197,053	Series 2005-1-2A	6.00%		03/25/2035	184,512
1,811,350	Series 2006-1-3A1	5.75%		02/25/2036	1,660,245
3,496,555	Series 2006-2-4CB	6.00%		03/25/2036	3,094,899
5,641,923	Series 2006-8-A6	4.73%	#	10/25/2036	3,750,886
4,742,650	Series 2006-AR19-2A	1.91%	#	01/25/2047	4,309,708
3,253,616	Series 2007-3-A6	6.00%		04/25/2037	2,793,952
215,597	Series 2007-5-A11	38.32%	# I/F	06/25/2037	502,164
11,961,096	Series 2007-5-A3	7.00%		06/25/2037	8,135,926

	Wells Fargo Alternative Loan Trust,
2,306,040	Series 2007-PA5-1A1	6.25%		11/25/2037	2,243,530

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wells Fargo Mortgage Backed Securities Trust,
2,342,895	Series 2005-17-1A1	5.50%		01/25/2036	2,393,470
113,598	Series 2005-AR14-A6	2.72%	#	08/25/2035	108,703
186,961	Series 2005-AR16-6A4	2.73%	#	10/25/2035	180,687
843,678	Series 2006-2-3A1	5.75%		03/25/2036	863,915
1,951,532	Series 2006-7-2A1	6.00%		06/25/2036	1,896,216
1,859,772	Series 2007-10-1A5	6.00%		07/25/2037	1,860,139
2,172,602	Series 2007-10-2A11	6.00%		07/25/2037	2,087,741
3,119,158	Series 2007-11-A96	6.00%		08/25/2037	3,097,919
3,678,245	Series 2007-14-1A1	6.00%		10/25/2037	3,751,630
926,338	Series 2007-4-A16	5.50%		04/25/2037	898,220
225,927	Series 2007-7-A1	6.00%		06/25/2037	227,019

	WinWater Mortgage Loan Trust,
30,000,000	Series 2015-5-A3	3.50%	#^	08/20/2045	30,201,563

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $471,707,212)				480,081,789

US CORPORATE BONDS 15.3%
3,159,000	21st Century Fox America, Inc.	4.75%		09/15/2044	3,097,949
6,256,000	AbbVie, Inc.	4.70%		05/14/2045	6,097,267
12,550,000	Actavis Funding SCS	2.35%		03/12/2018	12,607,366
1,693,000	Activision Blizzard, Inc.	5.63%	^	09/15/2021	1,786,115
6,840,000	Air Lease Corporation	3.75%		02/01/2022	6,814,186
2,315,000	Air Medical Merger Sub Corporation	6.38%	^	05/15/2023	2,118,225
3,800,000	Alere, Inc.	6.50%		06/15/2020	3,876,000
6,165,000	Ally Financial, Inc.	4.13%		03/30/2020	6,114,909
3,595,000	Amazon.com, Inc.	3.80%		12/05/2024	3,688,333
2,985,000	American Axle & Manufacturing, Inc.	6.63%		10/15/2022	3,014,850
2,645,000	American Express Credit Corporation	2.13%		03/18/2019	2,664,512
9,745,000	American Express Credit Corporation	2.25%		08/15/2019	9,785,091
3,174,000	Amgen, Inc.	2.70%		05/01/2022	3,102,823
1,935,000	Apache Corporation	4.75%		04/15/2043	1,753,423
4,747,000	Apple, Inc.	0.90%		05/12/2017	4,757,235
610,000	Argos Merger Sub, Inc.	7.13%	^	03/15/2023	618,387
884,000	Asbury Automotive Group, Inc.	6.00%		12/15/2024	919,360
1,905,000	Ashland, Inc.	4.75%		08/15/2022	1,781,175
6,425,000	AT&T, Inc.	3.40%		05/15/2025	6,147,665
1,834,000	Audatex North America, Inc.	6.00%	^	06/15/2021	1,844,527
1,870,000	Avis Budget Car Rental LLC	5.50%		04/01/2023	1,811,562
9,339,000	Bank of America Corporation	2.00%		01/11/2018	9,379,270
4,690,000	Baxalta, Inc.	5.25%	^	06/23/2045	4,656,968
6,255,000	BB&T Corporation	2.45%		01/15/2020	6,318,426
6,411,000	Berkshire Hathaway Energy Company	6.50%		09/15/2037	8,083,040
2,445,000	Berry Plastics Corporation	5.50%		05/15/2022	2,374,706
4,592,000	Boeing Company	6.88%		03/15/2039	6,363,208
6,092,000	Boston Properties LP	4.13%		05/15/2021	6,505,226
6,505,000	Burlington Northern Santa Fe LLC	4.55%		09/01/2044	6,409,591
6,470,000	Cardinal Health, Inc.	1.95%		06/15/2018	6,481,646
3,857,000	CCO Holdings LLC	5.25%		09/30/2022	3,625,580
440,000	CCO Holdings LLC	5.13%	^	05/01/2023	406,173
1,885,000	CDW LLC	6.00%		08/15/2022	1,972,181
3,205,000	Celgene Corporation	3.88%		08/15/2025	3,213,503
2,700,000	Cequel Communications LLC	6.38%	^	09/15/2020	2,558,250
6,660,000	Chevron Corporation	1.37%		03/02/2018	6,667,666
6,250,000	Cisco Systems, Inc.	1.65%		06/15/2018	6,298,456
9,380,000	Citigroup, Inc.	1.75%		05/01/2018	9,327,669
6,230,000	Coca-Cola Company	1.65%		11/01/2018	6,295,023
2,200,000	Comcast Corporation	4.20%		08/15/2034	2,175,279
4,050,000	Comcast Corporation	4.40%		08/15/2035	4,085,782
1,853,000	CommScope, Inc.	5.00%	^	06/15/2021	1,818,256

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	41

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,785,000	ConocoPhillips Company	6.50%		02/01/2039	3,370,376
8,015,000	Covidien International Finance S.A.	2.95%		06/15/2023	7,926,939
990,000	Dana Holding Corporation	5.50%		12/15/2024	957,825
6,399,000	Delphi Corporation	4.15%		03/15/2024	6,466,420
5,489,000	Devon Energy Corporation	6.30%		01/15/2019	6,149,788
475,000	Dollar Tree, Inc.	5.75%	^	03/01/2023	495,187
6,390,000	Dow Chemical Company	3.00%		11/15/2022	6,188,728
6,415,000	Duke Energy Progress, Inc.	4.15%		12/01/2044	6,474,416
2,625,000	Energy Gulf Coast, Inc.	9.25%		12/15/2017	564,375
427,000	Energy Gulf Coast, Inc.	11.00%	^	03/15/2020	202,825
990,000	Energy Gulf Coast, Inc.	7.50%		12/15/2021	133,650
1,355,000	Energy Partners Ltd.	8.25%		02/15/2018	338,750
6,505,000	Energy Transfer Partners LP	4.75%		01/15/2026	5,999,535
2,575,000	Ensemble S Merger Sub, Inc.	9.00%	^	09/30/2023	2,500,969
4,838,000	Enterprise Products Operating LLC	3.70%		02/15/2026	4,583,391
1,143,000	EP Energy LLC	9.38%		05/01/2020	988,695
7,040,000	FedEx Corporation	4.10%		02/01/2045	6,406,935
4,985,000	Ford Motor Company	7.45%		07/16/2031	6,210,178
545,000	Frontier Communications Corporation	10.50%	^	09/15/2022	531,375
6,230,000	Gannett Company, Inc.	4.88%	^	09/15/2021	6,120,975
5,280,000	Gates Global LLC	6.00%	^	07/15/2022	4,276,800
12,244,000	General Electric Capital Corporation	2.90%		01/09/2017	12,540,158
1,275,000	General Motors Financial Company, Inc.	2.40%		04/10/2018	1,265,129
6,900,000	General Motors Financial Company, Inc.	3.20%		07/13/2020	6,823,610
12,629,000	Georgia-Pacific LLC	3.60%	^	03/01/2025	12,648,221
6,195,000	Goldman Sachs Group, Inc.	2.60%		04/23/2020	6,210,822
1,170,000	Goodyear Tire & Rubber Company	7.00%		05/15/2022	1,247,512
2,985,000	Gray Television, Inc.	7.50%		10/01/2020	3,070,819
1,865,000	HCA, Inc.	5.38%		02/01/2025	1,855,675
1,900,000	HD Supply, Inc.	7.50%		07/15/2020	1,985,500
5,225,000	Hewlett-Packard Company	3.60%	^	10/15/2020	5,239,006
2,150,000	Hexion Finance Corporation	6.63%		04/15/2020	1,838,250
6,160,000	HJ Heinz Company	1.60%	^	06/30/2017	6,172,111
3,205,000	Home Depot, Inc.	3.35%		09/15/2025	3,269,321
2,600,000	Icahn Enterprises LP	4.88%		03/15/2019	2,610,400
3,505,000	Infor, Inc.	6.50%	^	05/15/2022	3,224,600
10,000,000	International Business Machines Corporation	1.13%		02/06/2018	9,979,240
2,760,000	International Business Machines Corporation	1.25%		02/08/2018	2,762,981
1,325,000	JBS LLC	5.75%	^	06/15/2025	1,219,000
6,196,000	JP Morgan Chase & Company	1.70%		03/01/2018	6,184,079
6,435,000	JPMorgan Chase & Company	4.25%		10/01/2027	6,426,770
3,591,000	Kellogg Company	7.45%		04/01/2031	4,660,407
5,970,000	Kinder Morgan Energy Partners LP	6.95%		01/15/2038	5,934,884
1,725,000	Kindred Healthcare, Inc.	8.00%	^	01/15/2020	1,832,812
9,251,000	Kroger Company	3.40%		04/15/2022	9,444,596
6,202,000	Laboratory Corporation	2.50%		11/01/2018	6,275,977
6,795,000	Laboratory Corporation	4.70%		02/01/2045	6,193,799
2,516,000	Level 3 Communications, Inc.	5.75%		12/01/2022	2,475,115
1,875,000	Levi Strauss & Company	5.00%		05/01/2025	1,846,875
8,104,000	Liberty Mutual Group, Inc.	6.50%	^	05/01/2042	9,702,506
2,960,000	Lifepoint Hospitals, Inc.	5.50%		12/01/2021	2,993,300
3,230,000	McGraw Hill Financial, Inc.	4.40%	^	02/15/2026	3,285,915

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,510,000	Memorial Productions Partners LP	6.88%		08/01/2022	3,388,650
13,046,000	MetLife, Inc.	4.13%		08/13/2042	12,425,415
1,150,000	MGM Resorts International	6.63%		12/15/2021	1,184,500
2,220,000	Milacron LLC	7.75%	^	02/15/2021	2,275,500
6,215,000	Morgan Stanley	2.65%		01/27/2020	6,248,586
6,220,000	Morgan Stanley	3.75%		02/25/2023	6,363,048
6,344,000	MUFG Americas Holdings Corporation	1.63%		02/09/2018	6,331,820
2,715,000	National Rural Utilities Cooperative Finance Corporation	10.38%		11/01/2018	3,396,682
7,690,000	National Rural Utilities Cooperative Finance Corporation	2.00%		01/27/2020	7,621,720
4,291,000	NCL Corporation Ltd.	5.25%	^	11/15/2019	4,395,615
8,612,000	Oracle Corporation	2.38%		01/15/2019	8,782,940
3,800,000	Oracle Corporation	2.25%		10/08/2019	3,848,853
2,985,000	PepsiCo, Inc.	3.10%		07/17/2022	3,055,858
2,114,000	Phillips 66	5.88%		05/01/2042	2,297,313
705,000	Phillips 66	4.88%		11/15/2044	682,389
890,000	Pilgrim’s Pride Corporation	5.75%	^	03/15/2025	876,650
4,665,000	Plastipak Holdings, Inc.	6.50%	^	10/01/2021	4,478,400
945,000	Platform Specialty Products Corporation	6.50%	^	02/01/2022	817,425
6,131,000	PNC Funding Corporation	3.30%		03/08/2022	6,319,467
1,765,000	Post Holdings, Inc.	7.38%		02/15/2022	1,802,506
1,845,000	Quintiles Transnational Corporation	4.88%	^	05/15/2023	1,831,162
1,725,000	Regal Entertainment Group	5.75%		03/15/2022	1,701,281
3,879,000	Revlon Consumer Products Corporation	5.75%		02/15/2021	3,782,025
4,300,000	Reynolds Group Issuer LLC	8.25%		02/15/2021	4,310,750
6,130,000	Reynolds, Inc.	4.00%		06/12/2022	6,416,725
1,030,000	Rite Aid Corporation	6.13%	^	04/01/2023	1,026,137
2,474,000	Sally Holdings LLC	5.75%		06/01/2022	2,591,515
1,365,000	Sanchez Energy Corporation	6.13%		01/15/2023	921,375
735,000	Sandridge Energy, Inc.	8.75%	^	06/01/2020	446,972
4,073,000	SBA Communications Corporation	5.63%		10/01/2019	4,210,464
1,860,000	Scientific Games International, Inc.	7.00%	^	01/01/2022	1,846,050
3,200,000	Select Medical Corporation	6.38%		06/01/2021	3,136,000
3,282,000	Service Corporation International	5.38%		01/15/2022	3,396,870
4,900,000	Signode Industrial Group, Inc.	6.38%	^	05/01/2022	4,655,000
2,630,000	Simon Property Group LP	5.65%		02/01/2020	2,986,299
3,853,000	Simon Property Group LP	4.13%		12/01/2021	4,126,135
9,380,000	Southern Company	2.45%		09/01/2018	9,491,275
2,295,000	Southern Star Central Corporation	5.13%	^	07/15/2022	2,214,675
2,530,000	Spectrum Brands, Inc.	5.75%	^	07/15/2025	2,593,250
2,630,000	State Street Corporation	3.55%		08/18/2025	2,681,225
2,065,000	Station Casinos LLC	7.50%		03/01/2021	2,157,925
2,990,000	Steel Dynamics, Inc.	5.13%		10/01/2021	2,847,975
6,188,000	Synchrony Financial	3.00%		08/15/2019	6,242,937
1,835,000	Tenet Healthcare Corporation	6.75%		06/15/2023	1,825,825
3,061,000	Terex Corporation	6.00%		05/15/2021	2,976,822
3,945,000	Tesoro Logistics LP	6.25%	^	10/15/2022	3,866,100
9,555,000	Thermo Fisher Scientific, Inc.	3.30%		02/15/2022	9,598,294
6,360,000	TIAA Asset Management Finance Company LLC	2.95%	^	11/01/2019	6,454,961
3,290,000	Time Warner, Inc.	3.60%		07/15/2025	3,236,916
4,110,000	TransDigm, Inc.	6.00%		07/15/2022	3,853,125

42	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
4,263,000	Triangle USA Petroleum Corporation	6.75%	^	07/15/2022	1,811,775
2,515,000	Tribune Media Company	5.88%	^	07/15/2022	2,445,837
12,280,000	Tyson Foods, Inc.	3.95%		08/15/2024	12,536,075
3,590,000	Ultra Petroleum Corporation	5.75%	^	12/15/2018	2,602,750
2,065,000	United Rentals North America, Inc.	7.63%		04/15/2022	2,204,388
13,385,000	Verizon Communications, Inc.	4.40%		11/01/2034	12,499,194
4,120,000	Viking Cruises Ltd.	8.50%	^	10/15/2022	4,532,000
13,235,000	Walgreens Boots Alliance, Inc.	4.80%		11/18/2044	12,743,333
5,130,000	Waste Management, Inc.	4.10%		03/01/2045	4,827,181
2,065,000	WCI Communities, Inc.	6.88%		08/15/2021	2,152,763
6,242,000	WellPoint, Inc.	2.30%		07/15/2018	6,273,098
12,890,000	Wells Fargo & Company	3.55%		09/29/2025	12,921,838
6,105,000	Xerox Corporation	2.95%		03/15/2017	6,211,502
6,325,000	Zimmer Holdings, Inc.	1.45%		04/01/2017	6,314,608

	Total US Corporate Bonds (Cost $716,143,143)				701,620,125

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 19.6%

	Federal Home Loan Mortgage Corporation,
1,460,301	Pool G01840	5.00%		07/01/2035	1,617,005
844,832	Pool G04817	5.00%		09/01/2038	925,485
21,863,405	Pool G08537	3.00%		07/01/2043	22,172,357
56,465,213	Pool G08622	3.00%		01/01/2045	57,159,360
4,226,073	Pool N70081	5.50%		07/01/2038	4,763,056
10,557,940	Pool Q33789	3.50%		06/01/2045	11,022,387
5,701,035	Pool T60854	3.50%		09/01/2042	5,874,063
864,482	Pool U60299	4.00%		11/01/2040	931,023
108,713	Series 2692-SC	12.87%	# I/F	07/15/2033	127,664
4,125,065	Series 2722-PS	9.66%	# I/F	12/15/2033	4,701,887
216,207	Series 2750-ZT	5.00%		02/15/2034	239,290
403,441	Series 3002-SN	6.29%	# I/F I/O	07/15/2035	74,317
179,229	Series 3045-DI	6.52%	# I/F I/O	10/15/2035	35,299
683,338	Series 3116-Z	5.50%		02/15/2036	762,743
72,934	Series 3117-ZN	4.50%		02/15/2036	77,936
864,286	Series 3203-ZC	5.00%		07/15/2036	960,048
230,708	Series 3275-SC	5.87%	# I/F I/O	02/15/2037	31,893
1,612,229	Series 3382-SB	5.79%	# I/F I/O	11/15/2037	220,400
1,578,427	Series 3384-S	6.18%	# I/F I/O	11/15/2037	229,049
1,767,852	Series 3417-SX	5.97%	# I/F I/O	02/15/2038	212,283
194,032	Series 3423-GS	5.44%	# I/F I/O	03/15/2038	24,232
194,032	Series 3423-SG	5.44%	# I/F I/O	03/15/2038	22,764
298,492	Series 3524-LB	4.66%	#	06/15/2038	303,657
767,646	Series 3562-WS	4.74%	# I/F I/O	08/15/2039	82,665
523,585	Series 3582-SA	5.79%	# I/F I/O	10/15/2049	87,395
928,827	Series 3606-CS	6.14%	# I/F I/O	12/15/2039	179,027
507,591	Series 3616-SG	6.14%	# I/F I/O	03/15/2032	82,053
2,454,318	Series 3626-AZ	5.50%		08/15/2036	2,720,969
867,893	Series 3666-SC	5.56%	# I/F I/O	05/15/2040	125,741
572,069	Series 3666-VZ	5.50%		08/15/2036	640,192
2,482,771	Series 3779-DZ	4.50%		12/15/2040	2,622,345
1,400,000	Series 3779-YA	3.50%		12/15/2030	1,511,945
189,564	Series 3780-YS	9.49%	# I/F	12/15/2040	200,462
688,707	Series 3786-SG	9.09%	# I/F	01/15/2041	718,554
11,817,123	Series 3792-SE	9.45%	# I/F	01/15/2041	12,302,080
2,409,703	Series 3795-VZ	4.00%		01/15/2041	2,575,010
84,494	Series 3798-SD	9.19%	# I/F	12/15/2040	89,185
1,927,946	Series 3806-CZ	5.50%		07/15/2034	2,193,429
1,156,635	Series 3808-DB	3.50%		02/15/2031	1,223,365
3,955,426	Series 3818-CZ	4.50%		03/15/2041	4,372,769
2,540,943	Series 3819-ZU	5.50%		07/15/2034	2,831,286
3,736,782	Series 3824-EY	3.50%		03/15/2031	4,035,007
251,282	Series 3828-SW	12.58%	# I/F	02/15/2041	357,204
3,873,810	Series 3863-ZA	5.50%		08/15/2034	4,306,367

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
3,543,099	Series 3888-ZG	4.00%		07/15/2041	3,862,894
17,715,495	Series 3889-VZ	4.00%		07/15/2041	18,796,477
2,664,768	Series 3910-GZ	5.00%		08/15/2041	2,990,268
19,892,284	Series 3967-ZP	4.00%		09/15/2041	21,323,484
5,700,175	Series 3972-AZ	3.50%		12/15/2041	5,638,776
22,771,644	Series 4057-ZA	4.00%		06/15/2042	24,467,870
8,321,352	Series 4096-DZ	3.50%		08/15/2042	8,471,332
26,434,806	Series 4165-ZT	3.00%		02/15/2043	24,849,207
12,373,268	Series 4291-MS	5.69%	# I/F I/O	01/15/2054	2,605,606
17,141,130	Series 4341-AZ	3.00%		05/15/2044	15,835,242
25,266,823	Series 4377-A	3.00%		06/15/2039	26,101,222
17,754,290	Series 4391-MA	3.00%		07/15/2040	18,386,387
12,354,630	Series 4413-AZ	3.50%		11/15/2044	12,663,526
12,544,580	Series 4419-TB	3.00%		02/15/2040	12,894,599
10,265,583	Series 4423-Z	3.50%		12/15/2044	10,287,577
25,297,897	Series 4427-MA	3.00%		02/15/2034	26,454,859
34,358,697	Series 4471-BA	3.00%		12/15/2041	35,609,783
48,317,337	Series 4471-GA	3.00%		02/15/2044	49,389,353
29,595,513	Series 4481-B	3.00%		12/15/2042	30,341,512
20,000,000	Series 4511-QA	3.00%		01/15/2041	20,563,000
908,799	Series R003-ZA	5.50%		10/15/2035	1,020,402

	Federal National Mortgage Association,
101,662	Series 2003-117-KS	6.91%	# I/F I/O	08/25/2033	6,961
477,892	Series 2003-W17-1A7	5.75%		08/25/2033	546,951
4,658,924	Series 2005-20-QH	5.00%		03/25/2035	5,176,417
758,374	Series 2006-101-SA	6.39%	# I/F I/O	10/25/2036	151,645
346,005	Series 2006-56-SM	6.56%	# I/F I/O	07/25/2036	68,959
286,251	Series 2007-116-BI	6.06%	# I/F I/O	05/25/2037	50,906
3,105,758	Series 2007-30-FS	28.93%	# I/F	04/25/2037	5,295,076
1,207,621	Series 2007-30-OI	6.25%	# I/F I/O	04/25/2037	251,128
233,617	Series 2008-29-ZA	4.50%		04/25/2038	253,787
272,608	Series 2008-62-SC	5.81%	# I/F I/O	07/25/2038	38,859
1,604,571	Series 2009-111-EZ	5.00%		01/25/2040	1,708,160
87,382	Series 2009-111-SE	6.06%	# I/F I/O	01/25/2040	10,863
155,890	Series 2009-16-MZ	5.00%		03/25/2029	172,037
230,245	Series 2009-48-WS	5.76%	# I/F I/O	07/25/2039	27,360
1,254,477	Series 2009-62-PS	5.91%	# I/F I/O	08/25/2039	153,784
2,524,740	Series 2009-77-ZA	4.50%		10/25/2039	2,742,372
671,535	Series 2009-83-Z	4.50%		10/25/2039	709,311
291,318	Series 2010-101-ZH	4.50%		07/25/2040	322,526
55,491	Series 2010-109-BS	52.83%	# I/F	10/25/2040	218,463
1,040,756	Series 2010-112-ZA	4.00%		10/25/2040	1,086,083
523,504	Series 2010-121-SD	4.31%	# I/F I/O	10/25/2040	59,653
29,336	Series 2010-137-VS	14.41%	# I/F	12/25/2040	45,762
2,417,735	Series 2010-150-ZA	4.00%		01/25/2041	2,566,631
205,386	Series 2010-31-SA	4.81%	# I/F I/O	04/25/2040	21,829
213,522	Series 2010-34-PS	4.74%	# I/F I/O	04/25/2040	23,052
341,644	Series 2010-35-SP	6.16%	# I/F I/O	04/25/2050	64,592
159,268	Series 2010-35-SV	6.26%	# I/F I/O	04/25/2040	19,977
5,770,199	Series 2010-37-MY	4.50%		04/25/2040	6,232,793
432,986	Series 2010-59-PS	6.26%	# I/F I/O	03/25/2039	52,729
503,267	Series 2010-59-SC	4.81%	# I/F I/O	01/25/2040	59,329
2,604,290	Series 2010-60-VZ	5.00%		10/25/2039	2,781,669
391,465	Series 2010-64-EZ	5.00%		06/25/2040	438,808
1,069,968	Series 2010-7-PE	5.00%		02/25/2040	1,147,062
602,188	Series 2010-90-GS	5.81%	# I/F I/O	08/25/2040	79,398
57,791	Series 2010-99-SG	24.02%	# I/F	09/25/2040	98,265
7,077,383	Series 2011-141-PZ	4.00%		01/25/2042	7,401,513
15,130,692	Series 2011-18-UZ	4.00%		03/25/2041	15,743,167
1,533,918	Series 2011-25-KY	3.00%		04/25/2026	1,588,183
1,000,000	Series 2011-29-AL	3.50%		04/25/2031	1,078,093
2,701,537	Series 2011-59-MA	4.50%		07/25/2041	2,924,379
7,168,739	Series 2011-63-ZE	4.00%		08/25/2038	7,348,947
23,060,219	Series 2013-45-LZ	3.00%		05/25/2043	22,184,956
29,610,784	Series 2013-6-ZB	3.00%		02/25/2043	27,203,116
17,265,800	Series 2014-55-MA	3.00%		10/25/2039	17,986,673
23,725,777	Series 2014-70-VZ	3.00%		11/25/2044	21,819,862
7,941,895	Series 2014-73-CZ	3.00%		11/25/2044	7,276,094
674,854	Series 400-S4	5.26%	# I/F I/O	11/25/2039	95,307

	Federal National Mortgage Association Pass-Thru,
288,372	Pool 555743	5.00%		09/01/2033	319,102
244,996	Pool 735382	5.00%		04/01/2035	270,704
1,911,189	Pool 735383	5.00%		04/01/2035	2,113,207
1,006,660	Pool 735402	5.00%		04/01/2035	1,112,357

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	43

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association Pass-Thru, (Cont.)
1,453,585	Pool 735484	5.00%		05/01/2035	1,605,132
271,256	Pool 931104	5.00%		05/01/2039	299,978
1,737,264	Pool 995112	5.50%		07/01/2036	1,957,517
1,648,666	Pool 995203	5.00%		07/01/2035	1,826,147
1,427,762	Pool AB2123	4.00%		01/01/2031	1,540,048
134,222	Pool AB2370	4.50%		09/01/2035	141,930
19,068,430	Pool AB6854	3.00%		11/01/2042	19,410,064
67,435	Pool AC1032	5.00%		06/01/2040	72,894
37,060	Pool AD2177	4.50%		06/01/2030	40,445
2,153,644	Pool AH7309	4.00%		02/01/2031	2,303,892
39,025,050	Pool AS4645	3.00%		03/01/2045	39,622,569
1,169,526	Pool MA0264	4.50%		12/01/2029	1,275,794
129,605	Pool MA0282	5.00%		12/01/2039	145,384
857,197	Pool MA0353	4.50%		03/01/2030	935,062
57,970	Pool MA0468	5.00%		07/01/2040	62,658
32,641,599	Pool MA2151	3.50%		01/01/2045	33,732,748
14,683,433	Pool MA2248	3.00%		04/01/2045	14,787,600

	Government National Mortgage Association,
739,990	Pool 752494	5.50%		09/20/2039	819,092
271,875	Series 2003-67-SP	6.88%	# I/F I/O	08/20/2033	88,579
297,871	Series 2008-82-SM	5.83%	# I/F I/O	09/20/2038	41,586
3,978,529	Series 2009-32-ZE	4.50%		05/16/2039	4,324,019
4,626,369	Series 2009-35-DZ	4.50%		05/20/2039	5,028,063
4,582,561	Series 2009-75-GZ	4.50%		09/20/2039	4,954,685
5,396,071	Series 2009-75-HZ	5.00%		09/20/2039	6,058,498
15,346,195	Series 2010-113-SM	5.83%	# I/F I/O	09/20/2040	2,546,578
113,977	Series 2010-25-ZB	4.50%		02/16/2040	117,885
7,343,979	Series 2011-45-GZ	4.50%		03/20/2041	7,965,977
8,390,271	Series 2011-70-WS	9.27%	# I/F	12/20/2040	9,702,757
12,148,678	Series 2011-71-ZA	4.50%		02/20/2041	13,180,836
31,041,915	Series 2013-117-MS	5.93%	# I/F I/O	02/20/2043	5,006,611
13,753,636	Series 2013-122-SB	5.89%	# I/F I/O	08/16/2043	2,254,455
64,620,661	Series 2013-169-SE	5.84%	# I/F I/O	11/16/2043	9,917,527
21,739,035	Series 2014-102-TS	5.38%	# I/F I/O	07/20/2044	3,238,355
18,381,292	Series 2014-118-PS	5.98%	# I/F I/O	08/20/2044	3,002,897
16,083,631	Series 2014-118-SA	5.98%	# I/F I/O	08/20/2044	2,713,196

	Total US Government / Agency Mortgage Backed Obligations (Cost $869,048,756)				898,168,939

US GOVERNMENT BONDS AND NOTES 18.2%
55,100,000	United States Treasury Bonds	2.75%		11/15/2042	53,703,821
32,000,000	United States Treasury Bonds	3.63%		02/15/2044	36,822,496
2,800,000	United States Treasury Notes	0.25%		11/30/2015	2,800,986
40,000,000	United States Treasury Notes	0.25%		12/31/2015	40,019,800
20,700,000	United States Treasury Notes	0.38%		03/31/2016	20,723,308
118,706,175	United States Treasury Notes	0.13%		04/15/2019	118,383,175
22,600,000	United States Treasury Notes	2.13%		01/31/2021	23,325,822
94,900,000	United States Treasury Notes	2.25%		03/31/2021	98,540,269
99,600,000	United States Treasury Notes	2.00%		08/31/2021	101,844,287
99,500,000	United States Treasury Notes	1.75%		02/28/2022	99,880,289
93,700,000	United States Treasury Notes	1.75%		03/31/2022	93,985,504
51,500,000	United States Treasury Notes	1.75%		05/15/2023	51,083,262
100,000	United States Treasury Notes	2.38%		08/15/2024	103,047
89,200,000	United States Treasury Notes	2.25%		11/15/2024	90,918,349

	Total US Government Bonds and Notes (Cost $820,950,526)				832,134,415

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
AFFILIATED MUTUAL FUNDS 1.6% (a)
2,212,445	DoubleLine Floating Rate Fund				22,080,201
5,000,000	DoubleLine Long Duration Total Return Bond Fund				50,450,000

	Total Affiliated Mutual Funds (Cost $72,085,401)				72,530,201

SHORT TERM INVESTMENTS 5.2%
79,634,492	BlackRock Liquidity Funds FedFund - Institutional Shares	0.01%	♦		79,634,492
79,634,493	Fidelity Institutional Money Market Government Portfolio - Class I	0.01%	♦		79,634,493
79,634,492	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.04%	♦		79,634,492

	Total Short Term Investments (Cost $238,903,477)				238,903,477

	Total Investments 100.3% (Cost $4,613,931,839)				4,587,244,433
	Liabilities in Excess of Other Assets (0.3)%				(14,444,762)

	NET ASSETS 100.0%				$4,572,799,671

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government / Agency Mortgage Backed Obligations	19.6%
US Government Bonds and Notes	18.2%
US Corporate Bonds	15.3%
Foreign Corporate Bonds	12.8%
Non-Agency Residential Collateralized Mortgage Obligations	10.5%
Short Term Investments	5.2%
Non-Agency Commercial Mortgage Backed Obligations	4.8%
Collateralized Loan Obligations	4.4%
Municipal Bonds	3.8%
Bank Loans	2.2%
Affiliated Mutual Funds	1.6%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	1.0%
Asset Backed Obligations	0.9%
Other Assets and Liabilities	(0.3)%

100.0%

44	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2015

COUNTRY BREAKDOWN as a % of Net Assets:
United States	86.2%
Mexico	2.3%
Colombia	1.8%
Peru	1.7%
Chile	1.4%
Brazil	1.0%
Panama	0.8%
China	0.7%
Guatemala	0.7%
Canada	0.5%
United Kingdom	0.5%
Israel	0.4%
Singapore	0.4%
Paraguay	0.4%
Australia	0.3%
Costa Rica	0.2%
Jamaica	0.2%
Indonesia	0.2%
Dominican Republic	0.2%
India	0.2%
France	0.1%
Luxembourg	0.1%
El Salvador	0.0%	~
Ireland	0.0%	~
Qatar	0.0%	~
Other Assets and Liabilities	(0.3)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government / Agency Mortgage Backed Obligations	19.6%
US Government Bonds and Notes	18.2%
Non-Agency Residential Collateralized Mortgage Obligations	10.5%
Banking	5.5%
Short Term Investments	5.2%
Non-Agency Commercial Mortgage Backed Obligations	4.8%
Collateralized Loan Obligations	4.4%
Municipal Bonds	3.8%
Oil & Gas	2.5%
Telecommunications	1.9%
Affiliated Mutual Funds	1.6%
Healthcare	1.5%
Transportation	1.5%
Utilities	1.4%
Technology	1.2%
Media	1.1%
Electronics/Electric	1.1%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	1.0%
Mining	1.0%
Consumer Products	0.9%
Asset Backed Obligations	0.9%
Pharmaceuticals	0.8%
Business Equipment and Services	0.7%
Finance	0.7%
Financial Intermediaries	0.7%
Retailers (other than Food/Drug)	0.7%
Food Products	0.7%
Automotive	0.7%
Insurance	0.7%
Building and Development	0.6%
Chemicals/Plastics	0.5%
Industrial Equipment	0.5%
Containers and Glass Products	0.5%
Food/Drug Retailers	0.4%
Beverage and Tobacco	0.4%
Energy	0.4%
Aerospace & Defense	0.3%
Leisure	0.3%
Pulp & Paper	0.3%
Real Estate	0.3%
Hotels/Motels/Inns and Casinos	0.2%
Conglomerates	0.1%
Environmental Control	0.1%
Construction	0.1%
Cosmetics/Toiletries	0.0%	~
Other Assets and Liabilities	(0.3)%

	100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2015, the value of these securities amounted to $810,105,828 or 17.7% of net assets.

#	Variable rate security. Rate disclosed as of September 30, 2015.

&	Unfunded or partially unfunded loan commitment

†	Perpetual Maturity

Ω	Issuer is in default of interest payments

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

¥	Illiquid security. At September 30, 2015, the value of these securities amount to $63,364,128 or 1.4% of net assets.

(a)	Institutional class shares held

♦	Seven-day yield as of September 30, 2015

~	Represents less than 0.05% of net assets

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	45

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	(Unaudited) September 30, 2015

Investments in Affiliates

Generally, an issuer is an affiliate of a Fund under the Investment Company Act of 1940 if the Fund holds 5% or more of the outstanding voting securities of the issuer or if the issuer is under common control with the Fund.

A summary of the DoubleLine Core Fixed Income Fund’s investments in affiliated mutual funds for the period ended September 30, 2015 is as follows:

Fund	Value at March 31, 2015	Gross Purchases	Gross Sales	Shares Held at September 30, 2015	Value at September 30, 2015	Dividend Income Earned in the Period Ended September 30, 2015	Net Realized Gain (Loss) in the Period Ended September 30, 2015
DoubleLine Floating Rate Fund	$107,442,440	$—	$85,000,000	2,212,445	$22,080,201	$983,292	$712,463
DoubleLine Long Duration Total Return Bond Fund	52,150,000	—	—	5,000,000	50,450,000	774,339	—

	$159,592,440	$—	$85,000,000	7,212,445	$72,530,201	$1,757,631	$712,463

46	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 91.5%

BRAZIL 7.5%
10,000,000	Banco do Brasil S.A.	9.00%	#^†	06/18/2024	5,920,700
1,300,000	BR Malls International Finance Ltd.	8.50%	†	01/21/2016	1,043,250
2,700,000	Braskem Finance Company	7.13%		07/22/2041	1,898,100
4,500,000	CIMPOR Financial Operations B.V.	5.75%	^	07/17/2024	3,064,500
2,200,000	CIMPOR Financial Operations B.V.	5.75%		07/17/2024	1,498,200
4,131,000	Cosan Overseas Ltd.	8.25%	†	11/05/2015	3,242,835
1,000,000	ESAL GmbH	6.25%	^	02/05/2023	922,500
2,000,000	ESAL GmbH	6.25%		02/05/2023	1,845,000
2,890,000	Globo Communicacao e Participacoes S.A.	5.31%	#	05/11/2022	2,890,000
5,000,000	Gol LuxCo S.A.	8.88%	^	01/24/2022	3,100,000
2,000,000	GTL Trade Finance, Inc.	5.89%	^	04/29/2024	1,655,000
3,000,000	JBS Investments GmbH	7.25%	^	04/03/2024	2,895,000
1,000,000	JBS Investments GmbH	7.25%		04/03/2024	965,000
6,575,000	Magnesita Finance Ltd.	8.63%	†	04/05/2017	4,339,500
1,000,000	Marfrig Holdings B.V.	8.38%		05/09/2018	937,500
11,000,000	Marfrig Holdings B.V.	6.88%	^	06/24/2019	9,542,500
3,500,000	Marfrig Holdings B.V.	6.88%		06/24/2019	3,036,250
7,600,000	Minerva Luxembourg S.A.	8.75%	#^†	04/03/2019	6,764,000
3,900,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	3,471,000
3,050,000	Minerva Luxembourg S.A.	7.75%	^	01/31/2023	2,684,000
500,000	Minerva Luxembourg S.A.	7.75%		01/31/2023	440,000
11,000,000	OAS Financial Ltd.	8.88%	#^†Ω	04/25/2018	1,155,000
3,500,000	Odebrecht Finance Ltd.	7.50%	†	10/30/2015	2,117,500
4,900,000	Odebrecht Finance Ltd.	7.13%		06/26/2042	2,805,250

					68,232,585

CHILE 11.8%
10,000,000	AES Gener S.A.	5.25%		08/15/2021	10,497,210
870,000	Celulosa Arauco y Constitucion S.A.	5.00%		01/21/2021	913,075
1,000,000	Cencosud S.A.	5.50%		01/20/2021	1,036,416
6,000,000	Cencosud S.A.	4.88%	^	01/20/2023	5,784,024
650,000	Cencosud S.A.	4.88%		01/20/2023	626,603
5,700,000	Colbun S.A.	6.00%		01/21/2020	6,289,095
500,000	Corpbanca S.A.	3.88%		09/22/2019	505,980
8,200,000	CorpGroup Banking S.A.	6.75%	^	03/15/2023	7,831,000
242,000	E.Cl S.A.	5.63%		01/15/2021	264,701
13,650,000	Empresa Electrica Guacolda S.A.	4.56%	^	04/30/2025	12,960,279
6,000,000	ENTEL Chile S.A.	4.75%	^	08/01/2026	5,796,018
500,000	ENTEL Chile S.A.	4.75%		08/01/2026	483,001
21,000,000	Guanay Finance Ltd.	6.00%		12/15/2020	20,816,250
10,300,000	Latam Airlines Group S.A.	7.25%	^	06/09/2020	9,167,000
300,000	Sociedad Quimica y Minera S.A.	5.50%		04/21/2020	303,025
1,000,000	Sociedad Quimica y Minera S.A.	4.38%		01/28/2025	861,655
11,883,000	Tanner Servicios Financieros S.A.	4.38%		03/13/2018	11,870,131
505,000	Telefonica Chile S.A.	3.88%		10/12/2022	493,377
11,000,000	VTR Finance B.V.	6.88%		01/15/2024	10,010,000

					106,508,840

CHINA 3.3%
16,300,000	CNOOC Finance Ltd.	2.63%		05/05/2020	16,083,732
750,000	CNPC General Capital Ltd.	2.75%		05/14/2019	752,974
510,000	CNPC Overseas Capital Ltd.	4.50%		04/28/2021	543,583
7,200,000	Hutchison Whampoa International Ltd.	6.00%	#†	05/07/2017	7,514,489

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
500,000	Hutchison Whampoa International Ltd.	3.25%		11/08/2022	497,508
200,000	Sinopec Group Overseas Development Ltd.	2.75%		04/10/2019	203,019
2,500,000	Sinopec Group Overseas Development Ltd.	2.50%	^	04/28/2020	2,467,455
1,100,000	Sinopec Group Overseas Development Ltd.	2.50%		04/28/2020	1,085,680
500,000	Tencent Holdings Ltd.	3.80%	^	02/11/2025	482,929

					29,631,369

COLOMBIA 10.8%
5,100,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	4,335,000
8,900,000	Avianca Holdings S.A.	8.38%		05/10/2020	7,565,000
500,000	Banco de Bogota S.A.	5.00%		01/15/2017	513,750
5,667,000	Banco GNB Sudameris S.A.	7.50%		07/30/2022	5,701,002
12,000,000	Bancolombia S.A.	6.13%		07/26/2020	12,315,000
1,750,000	BBVA Colombia S.A.	4.88%	^	04/21/2025	1,670,725
4,530,000	Ecopetrol S.A.	4.13%		01/16/2025	3,827,850
1,810,000	Ecopetrol S.A.	7.38%		09/18/2043	1,660,675
17,870,000	Ecopetrol S.A.	5.88%		05/28/2045	13,581,200
6,845,000	Empresa de Energia de Bogota S.A.	6.13%		11/10/2021	7,118,800
2,000,000	Empresas Publicas de Medellin E.S.P.	7.63%		07/29/2019	2,285,000
1,000,000	Grupo Aval Ltd.	5.25%		02/01/2017	1,020,000
7,000,000	Grupo Aval Ltd.	4.75%		09/26/2022	6,331,500
8,000,000	GrupoSura Finance S.A.	5.70%		05/18/2021	8,328,000
14,600,000	Pacific Rubiales Energy Corporation	5.13%		03/28/2023	5,110,000
4,000,000	Pacific Rubiales Energy Corporation	5.63%	^	01/19/2025	1,425,000
2,000,000	Pacific Rubiales Energy Corporation	5.63%		01/19/2025	712,500
935,000	Transportadora de Gas Internacional S.A.	5.70%	^	03/20/2022	944,350
13,065,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	13,195,650

					97,641,002

COSTA RICA 2.2%
2,000,000	Banco de Costa Rica	5.25%		08/12/2018	2,015,000
8,700,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	8,634,750
4,500,000	Instituto Costarricense de Electricidad	6.95%	^	11/10/2021	4,584,375
4,500,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	4,584,375

					19,818,500

DOMINICAN REPUBLIC 2.1%
1,300,000	Aeropuertos Dominicanos	9.75%	#^	11/13/2019	1,293,500
3,700,000	Aeropuertos Dominicanos	9.75%	#	11/13/2019	3,681,500
1,600,000	AES Andres Dominicana Ltd.	9.50%	^	11/12/2020	1,648,000
12,313,000	AES Andres Dominicana Ltd.	9.50%		11/12/2020	12,682,390

					19,305,390

EL SALVADOR 0.7%
7,200,000	AES El Salvador Trust	6.75%		03/28/2023	6,444,000

					6,444,000

GUATEMALA 6.0%
9,000,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	9,000,000
6,545,000	Agromercantil Senior Trust	6.25%		04/10/2019	6,545,000
2,500,000	Bantrab Senior Trust	9.00%		11/14/2020	2,543,750
600,000	Cementos Progreso Trust	7.13%	^	11/06/2023	622,500

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	47

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund (Cont.)	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
7,250,000	Cementos Progreso Trust	7.13%		11/06/2023	7,521,875
3,146,000	Central American Bottling Corporation	6.75%		02/09/2022	3,308,019
6,000,000	Comcel Trust	6.88%	^	02/06/2024	5,925,000
5,500,000	Comcel Trust	6.88%		02/06/2024	5,431,250
5,900,000	Industrial Senior Trust	5.50%	^	11/01/2022	5,484,050
8,000,000	Industrial Senior Trust	5.50%		11/01/2022	7,436,000

					53,817,444

INDIA 1.3%
4,000,000	Reliance Industries Ltd.	5.88%	†	02/05/2018	3,895,000
500,000	Reliance Industries Ltd.	8.25%		01/15/2027	651,516
5,400,000	Vedanta Resources PLC	8.25%		06/07/2021	3,996,000
4,400,000	Vedanta Resources PLC	7.13%	^	05/31/2023	2,931,500

					11,474,016

INDONESIA 1.6%
4,200,000	Freeport-McMoRan Copper & Gold, Inc.	4.00%		11/14/2021	3,297,000
3,800,000	Freeport-McMoRan Copper & Gold, Inc.	3.88%		03/15/2023	2,845,250
12,000,000	Freeport-McMoRan Copper & Gold, Inc.	5.45%		03/15/2043	8,400,000

					14,542,250

ISRAEL 2.4%
11,100,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	11,224,875
3,500,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	3,513,125
6,000,000	Israel Electric Corporation Ltd.	5.63%		06/21/2018	6,397,500
500,000	Israel Electric Corporation Ltd.	5.00%	^	11/12/2024	512,680

					21,648,180

JAMAICA 1.9%
500,000	Digicel Ltd.	7.00%		02/15/2020	496,250
7,500,000	Digicel Ltd.	7.13%	^	04/01/2022	6,506,250
12,000,000	Digicel Ltd.	7.13%		04/01/2022	10,410,000

					17,412,500

MEXICO 13.5%
800,000	Banco Inbursa S.A.	4.13%		06/06/2024	776,800
15,000,000	Banco Santander	5.95%	#	01/30/2024	15,457,500
7,000,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	7,122,500
5,000,000	BBVA Bancomer S.A.	5.35%	#^	11/12/2029	4,937,500
7,600,000	BBVA Bancomer S.A.	5.35%	#	11/12/2029	7,505,000
8,000,000	Comision Federal de Electricidad	4.88%		05/26/2021	8,310,000
3,000,000	Credito Real S.A.B. de C.V.	7.50%	^	03/13/2019	2,977,500
3,300,000	Credito Real S.A.B. de C.V.	7.50%		03/13/2019	3,275,250
5,875,219	Fermaca Enterprises S. de R.L. de C.V.	6.38%	^	03/30/2038	5,581,458
2,978,205	Fermaca Enterprises S. de R.L. de C.V.	6.38%		03/30/2038	2,829,295
5,235,000	Grupo Bimbo S.A.B. de C.V.	4.50%		01/25/2022	5,423,460
1,000,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	1,045,000
8,407,000	Grupo Elektra S.A.B. de C.V.	7.25%		08/06/2018	8,028,685
8,500,000	Grupo Idesa S.A. de C.V.	7.88%	^	12/18/2020	8,542,500
7,104,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	7,139,520
1,500,000	Grupo Posadas S.A.B. de C.V.	7.88%	^	06/30/2022	1,357,500
6,987,252	Mexico Generadora de Energia	5.50%		12/06/2032	6,554,043
3,000,000	Petroleos Mexicanos	5.50%		01/21/2021	3,154,500
2,000,000	Petroleos Mexicanos	4.50%	^	01/23/2026	1,848,800

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,000,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%	^	11/07/2021	1,887,500
6,834,000	TV Azteca S.A.B. de C.V.	7.50%		05/25/2018	6,048,090
7,200,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	5,965,200
2,800,000	Unifin Financiera S.A.P.I. de C.V.	6.25%	^	07/22/2019	2,639,000
3,890,000	Unifin Financiera S.A.P.I. de C.V.	6.25%		07/22/2019	3,666,325

					122,072,926

PANAMA 6.9%
9,700,000	Aeropuerto Internacional de Tocumen S.A.	5.75%		10/09/2023	10,104,636
13,400,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%	^	05/07/2020	13,333,000
1,500,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	1,492,500
13,207,613	ENA Norte Trust	4.95%		04/25/2023	13,603,841
5,000,000	Global Bank Corporation	4.75%		10/05/2017	5,067,500
10,600,000	Global Bank Corporation	5.13%	^	10/30/2019	10,732,500
7,900,000	Global Bank Corporation	5.13%		10/30/2019	7,998,750

					62,332,727

PARAGUAY 2.8%
6,910,000	Banco Continental SAECA	8.88%		10/15/2017	7,074,112
900,000	Banco Regional SAECA	8.13%	^	01/24/2019	906,750
9,490,000	Banco Regional SAECA	8.13%		01/24/2019	9,561,175
400,000	Telefonica Celular del Paraguay S.A.	6.75%	^	12/13/2022	388,000
7,600,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	7,372,000

					25,302,037

PERU 12.7%
3,100,000	Abengoa Transmision Sur S.A.	6.88%	^	04/30/2043	3,255,000
3,800,000	Abengoa Transmision Sur S.A.	6.88%		04/30/2043	3,990,000
3,900,000	Ajecorp B.V.	6.50%		05/14/2022	2,242,500
1,000,000	Banco International del Peru S.A.A.	6.63%	#^	03/19/2029	995,000
6,000,000	Banco International del Peru S.A.A.	6.63%	#	03/19/2029	5,970,000
3,000,000	BBVA Banco Continental S.A.	5.25%	#	09/22/2029	2,925,600
3,000,000	Camposol S.A.	9.88%	^	02/02/2017	2,707,800
2,818,000	Camposol S.A.	9.88%		02/02/2017	2,543,527
900,000	Compania Minera Ares S.A.C.	7.75%	^	01/23/2021	864,900
11,100,000	Compania Minera Ares S.A.C.	7.75%		01/23/2021	10,667,100
6,300,000	Corporacion Azucarera del Peru S.A.	6.38%		08/02/2022	5,229,000
5,000,000	Corporacion Financiera de Desarrollo S.A.	3.25%	^	07/15/2019	5,016,250
4,000,000	Corporacion Financiera de Desarrollo S.A.	3.25%		07/15/2019	4,013,000
3,000,000	Fondo Mivivienda S.A.	3.38%		04/02/2019	2,985,000
2,900,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	3,023,250
1,900,000	Inkia Energy Ltd.	8.38%		04/04/2021	1,980,750
1,294,000	Maestro Peru S.A.	6.75%		09/26/2019	1,374,875
5,300,000	Minsur S.A.	6.25%		02/07/2024	5,326,500
21,132,000	Peru Enhanced Pass-Through Finance Ltd.	0.00%		06/02/2025	16,269,527
4,100,000	Pesquera Exalmar S.A.A.	7.38%	^	01/31/2020	3,300,500
2,730,000	Pesquera Exalmar S.A.A.	7.38%		01/31/2020	2,197,650
2,000,000	Southern Copper Corporation	7.50%		07/27/2035	1,950,880

48	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
4,800,000	Southern Copper Corporation	6.75%		04/16/2040	4,285,728
7,000,000	Southern Copper Corporation	5.25%		11/08/2042	5,330,430
4,000,000	Southern Copper Corporation	5.88%		04/23/2045	3,252,560
7,000,000	Union Andina de Cementos S.A.A.	5.88%		10/30/2021	6,755,000
8,000,000	Volcan Cia Minera S.A.A.	5.38%		02/02/2022	6,680,000

					115,132,327

QATAR 0.1%
761,044	Nakilat, Inc.	6.27%		12/31/2033	875,828

					875,828

SINGAPORE 3.9%
500,000	Oversea-Chinese Banking Corporation	4.00%	#^	10/15/2024	512,894
17,000,000	Oversea-Chinese Banking Corporation	4.00%	#	10/15/2024	17,438,413
17,050,000	United Overseas Bank Ltd.	3.75%	#	09/19/2024	17,427,487

					35,378,794

	Total Foreign Corporate Bonds (Cost $906,891,698)				827,570,715

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 6.8%

COLOMBIA 4.0%
36,000,000	Colombia Government International Bond	4.38%		07/12/2021	36,756,000

					36,756,000

MEXICO 1.5%
13,000,000	Mexico Government International Bond	3.50%		01/21/2021	13,260,000

					13,260,000

PANAMA 0.8%
6,500,000	Panama Government International Bond	5.20%		01/30/2020	7,028,125

					7,028,125

PERU 0.5%
4,250,000	Peruvian Government International Bond	4.13%		08/25/2027	4,207,500

					4,207,500

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $62,749,978)				61,251,625

SHORT TERM INVESTMENTS 1.9%
5,784,751	BlackRock Liquidity Funds FedFund - Institutional Shares	0.01%	♦		5,784,751
5,784,752	Fidelity Institutional Money Market Government Portfolio - Class I	0.01%	♦		5,784,752

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,784,752	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.04%	♦		5,784,752

	Total Short Term Investments (Cost $17,354,255)				17,354,255

	Total Investments 100.2% (Cost $986,995,931)				906,176,595
	Liabilities in Excess of Other Assets (0.2)%				(1,551,497)

	NET ASSETS 100.0%				$904,625,098

COUNTRY BREAKDOWN as a % of Net Assets:
Mexico	15.0%
Colombia	14.8%
Peru	13.2%
Chile	11.8%
Panama	7.7%
Brazil	7.5%
Guatemala	6.0%
Singapore	3.9%
China	3.3%
Paraguay	2.8%
Israel	2.4%
Costa Rica	2.2%
Dominican Republic	2.1%
Jamaica	1.9%
United States	1.9%
Indonesia	1.6%
India	1.3%
El Salvador	0.7%
Qatar	0.1%
Other Assets and Liabilities	(0.2)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	24.1%
Transportation	11.6%
Utilities	11.4%
Oil & Gas	9.2%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	6.8%
Mining	6.6%
Consumer Products	6.1%
Telecommunications	5.9%
Finance	5.3%
Building and Development	2.9%
Chemicals/Plastics	2.1%
Short Term Investments	1.9%
Media	1.7%
Retailers (other than Food/Drug)	1.0%
Conglomerates	0.9%
Food/Drug Retailers	0.8%
Construction	0.7%
Beverage and Tobacco	0.6%
Technology	0.2%
Hotels/Motels/Inns and Casinos	0.2%
Real Estate	0.1%
Pulp & Paper	0.1%
Other Assets and Liabilities	(0.2)%

100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	49

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund (Cont.)	(Unaudited) September 30, 2015

#	Variable rate security. Rate disclosed as of September 30, 2015.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2015, the value of these securities amounted to $218,620,437 or 24.2% of net assets.

†	Perpetual Maturity

Ω	Issuer is in default of interest payments

♦	Seven-day yield as of September 30, 2015

50	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Consolidated) DoubleLine Multi-Asset Growth Fund	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 3.3%

	AVANT Loans Funding Trust,
942,298	Series 2015-A-A	4.00%	^	08/16/2021	940,884
1,000,000	Series 2015-A-B	6.00%	^	08/16/2021	999,000

	Citi Held For Asset Issuance,
430,966	Series 2015-PM1-A	1.85%	^	12/15/2021	430,147
1,000,000	Series 2015-PM1-B	2.93%	^	12/15/2021	993,400
500,000	Series 2015-PM1-C	5.01%	^	12/15/2021	500,950

	MarketPlace Loan Trust,
459,755	Series 2015-CB1-A	4.00%	^	07/15/2021	459,250

	Total Asset Backed Obligations (Cost $4,333,156)				4,323,631

COLLATERALIZED LOAN OBLIGATIONS 5.3%

	Babson Ltd.,
456,241	Series 2007-1A-A1	0.51%	#^	01/18/2021	449,178

	Brookside Mill Ltd.,
1,000,000	Series 2013-1A-E	4.69%	#^	04/17/2025	849,976
1,000,000	Series 2013-1A-SUB	4.35%	#^@	04/17/2025	624,849

	Carlyle High Yield Partners Ltd.,
358,192	Series 2006-8A-A2A	0.57%	#^	05/21/2021	355,578

	Cent Ltd.,
1,000,000	Series 2013-18A-D	3.74%	#^	07/23/2025	954,948
1,000,000	Series 2013-18A-E	4.89%	#^	07/23/2025	864,771
1,000,000	Series 2013-18A-SUB	6.94%	#^@	07/23/2025	668,563
500,000	Series 2014-22A-C	4.06%	#^	11/07/2026	483,269

	Madison Park Funding Ltd.,
500,000	Series 2014-13A-D	3.64%	#^	01/19/2025	476,729

	Octagon Investment Partners Ltd.,
500,000	Series 2014-1A-C	3.93%	#^	11/14/2026	478,653
500,000	Series 2014-1A-D	6.88%	#^	11/14/2026	487,356

	Saturn Ltd.,
326,413	Series 2007-1A-A1	0.54%	#^	05/13/2022	323,067

	Total Collateralized Loan Obligations (Cost $7,835,404)				7,016,937

MUNICIPAL BONDS 1.4%
2,500,000	Commonwealth of Puerto Rico	8.00%		07/01/2035	1,881,250

	Total Municipal Bonds (Cost $2,261,238)				1,881,250

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 7.9%

	Adjustable Rate Mortgage Trust,
292,742	Series 2006-1-2A1	3.05%	#	03/25/2036	230,945

	Banc of America Alternative Loan Trust,
528,908	Series 2006-7-A4	6.00%	#	10/25/2036	337,274

	BCAP LLC Trust,
52,462	Series 2007-AA2-2A5	6.00%		04/25/2037	44,693
2,743,425	Series 2009-RR4-1A2	10.60%	#^	06/26/2037	1,432,226

	ChaseFlex Trust,
295,476	Series 2007-M1-2F4	4.26%	#	08/25/2037	252,960

	Citicorp Mortgage Securities, Inc.,
84,335	Series 2007-2-3A1	5.50%		02/25/2037	84,581

	Citigroup Mortgage Loan Trust, Inc.,
281,108	Series 2009-7-2A2	5.50%	^	10/25/2021	292,420

	CitiMortgage Alternative Loan Trust,
336,513	Series 2007-A6-1A11	6.00%		06/25/2037	296,171

	Countrywide Alternative Loan Trust,
125,986	Series 2006-32CB-A16	5.50%		11/25/2036	113,631
851,520	Series 2006-J1-2A1	7.00%		02/25/2036	440,751
27,328	Series 2007-17CB-1A10	29.01%	# I/F	08/25/2037	43,436
19,017	Series 2007-21CB-2A2	27.62%	# I/F	09/25/2037	33,434

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Home Loans,
308,769	Series 2007-10-A5	6.00%		07/25/2037	282,731
16,128	Series 2007-4-1A5	6.50%		05/25/2037	15,237

	Credit Suisse First Boston Mortgage Securities Corporation,
194,300	Series 2005-8-1A3	5.25%		09/25/2035	178,482

	Credit Suisse Mortgage Capital Certificates,
49,263	Series 2006-9-4A1	6.00%		11/25/2036	46,243
414,212	Series 2010-7R-4A17	6.00%	#^	04/26/2037	397,730

	Deutsche Mortgage Securities, Inc.,
189,413	Series 2006-PR1-3A1	11.85%	#^ I/F	04/15/2036	218,376
330,366	Series 2006-PR1-5AI4	11.85%	#^ I/F	04/15/2036	397,065

	First Horizon Alternative Mortgage Securities,
69,233	Series 2007-FA2-1A3	6.00%		04/25/2037	53,860

	GSAA Home Equity Trust,
1,000,000	Series 2006-15-AF3B	5.93%	#	09/25/2036	202,061

	GSR Mortgage Loan Trust,
170,645	Series 2006-2F-2A20	10.90%	# I/F	02/25/2036	178,272

	JP Morgan Alternative Loan Trust,
41,277	Series 2005-S1-2A11	6.00%		12/25/2035	39,716
685,056	Series 2006-S1-1A3	5.50%		03/25/2036	593,506

	JP Morgan Mortgage Acquisition Corporation,
179,812	Series 2006-CH2-AF3	5.05%	#	10/25/2036	143,348

	Lavender Trust,
297,000	Series 2010-R12A-A3	6.00%	^	06/26/2037	303,766

	Lehman Mortgage Trust,
104,534	Series 2006-4-1A3	5.21%	# I/F I/O	08/25/2036	17,712
6,533	Series 2006-4-1A4	6.00%		08/25/2036	5,583
59,706	Series 2007-5-11A1	5.43%	#	06/25/2037	44,704

	Lehman XS Trust,
281,965	Series 2005-1-3A3A	5.11%	#	07/25/2035	266,003

	Long Beach Mortgage Loan Trust,
232,124	Series 2005-WL2-M1	0.90%	#	08/25/2035	230,407

	MASTR Resecuritization Trust,
383,197	Series 2008-4-A1	6.00%	#^	06/27/2036	346,594

	Morgan Stanley Mortgage Loan Trust,
350,729	Series 2007-13-6A1	6.00%		10/25/2037	292,781

	Residential Accredit Loans, Inc.,
293,106	Series 2006-QS10-A9	6.50%		08/25/2036	249,945
5,316	Series 2006-QS13-1A8	6.00%		09/25/2036	4,308
290,038	Series 2006-QS2-1A4	5.50%		02/25/2036	257,420
60,376	Series 2006-QS7-A4	0.59%	#	06/25/2036	38,382
181,129	Series 2006-QS7-A5	5.41%	# I/F I/O	06/25/2036	32,746
109,881	Series 2006-QS8-A4	0.64%	#	08/25/2036	69,991
329,644	Series 2006-QS8-A5	5.36%	# I/F I/O	08/25/2036	59,666

	Residential Asset Mortgage Products, Inc.,
347,491	Series 2004-RS2-MII1	1.06%	#	02/25/2034	333,974

	Residential Asset Securitization Trust,
29,673	Series 2005-A12-A12	5.50%		11/25/2035	28,170
672,209	Series 2006-A16-1A3	6.00%		02/25/2037	516,780
525,736	Series 2007-A1-A8	6.00%		03/25/2037	381,321
481,917	Series 2007-A5-2A5	6.00%		05/25/2037	421,919

	Washington Mutual Mortgage Pass-Through Certificates,
331,878	Series 2006-8-A6	4.73%	#	10/25/2036	220,640

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $9,952,411)				10,471,961

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 4.2%

	Federal Home Loan Mortgage Corporation,
85,657	Series 3261-SA	6.22%	# I/F I/O	01/15/2037	16,308
88,192	Series 3317-DS	14.48%	# I/F	05/15/2037	114,086
178,156	Series 3355-BI	5.84%	# I/F I/O	08/15/2037	29,765
147,978	Series 3384-S	6.18%	# I/F I/O	11/15/2037	21,473
268,300	Series 3384-SG	6.10%	# I/F I/O	08/15/2036	34,460
164,451	Series 3417-SX	5.97%	# I/F I/O	02/15/2038	19,747
242,540	Series 3423-GS	5.44%	# I/F I/O	03/15/2038	30,290

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	51

Schedule of Investments (Consolidated) DoubleLine Multi-Asset Growth Fund (Cont.)	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
2,430,956	Series 3423-TG	0.35%	# I/F I/O	03/15/2038	20,007
251,568	Series 3500-SA	5.31%	# I/F I/O	01/15/2039	27,667
374,820	Series 3523-SM	5.79%	# I/F I/O	04/15/2039	59,449
76,765	Series 3562-WS	4.74%	# I/F I/O	08/15/2039	8,266
411,495	Series 3728-SV	4.24%	# I/F I/O	09/15/2040	44,975
318,311	Series 3758-S	5.82%	# I/F I/O	11/15/2040	57,380
77,885	Series 3779-DZ	4.50%		12/15/2040	82,263
17,855	Series 3780-YS	9.49%	# I/F	12/15/2040	18,882
387,768	Series 3815-ST	5.64%	# I/F I/O	02/15/2041	62,389
149,238	Series 3900-SB	5.76%	# I/F I/O	07/15/2041	21,757
401,675	Series 3923-CZ	5.00%		09/15/2041	459,298

	Federal National Mortgage Association,
157,995	Series 2006-101-SA	6.39%	# I/F I/O	10/25/2036	31,593
81,774	Series 2006-123-LI	6.13%	# I/F I/O	01/25/2037	15,448
561,677	Series 2007-39-AI	5.93%	# I/F I/O	05/25/2037	100,709
274,262	Series 2007-57-SX	6.43%	# I/F I/O	10/25/2036	44,306
17,968	Series 2009-49-S	6.56%	# I/F I/O	07/25/2039	2,856
480,943	Series 2009-86-CI	5.61%	# I/F I/O	09/25/2036	57,264
212,123	Series 2009-90-IA	5.56%	# I/F I/O	03/25/2037	28,011
202,082	Series 2009-90-IB	5.53%	# I/F I/O	04/25/2037	20,610
460,604	Series 2010-39-SL	5.48%	# I/F I/O	05/25/2040	63,849
253,959	Series 2011-5-PS	6.21%	# I/F I/O	11/25/2040	29,952
343,852	Series 2012-30-DZ	4.00%		04/25/2042	377,206
1,072,415	Series 2013-53-ZC	3.00%		06/25/2043	1,003,323
829,635	Series 2013-55-KS	5.71%	# I/F	06/25/2043	778,702
1,001,510	Series 2013-55-VZ	3.00%		06/25/2043	939,073

	Government National Mortgage Association,
44,770	Series 2009-6-SM	5.73%	# I/F I/O	02/20/2038	7,240
611,998	Series 2011-45-GZ	4.50%		03/20/2041	663,831
250,000	Series 2011-7-LS	9.45%	# I/F	12/20/2040	290,566

	Total US Government / Agency Mortgage Backed Obligations (Cost $5,212,170)				5,583,001

REAL ESTATE INVESTMENT TRUSTS 3.3%
240,000	Annaly Capital Management, Inc.				2,368,800
148,747	Chimera Investment Corporation				1,988,747

	Total Real Estate Investment Trusts (Cost $4,707,946)				4,357,547

AFFILIATED MUTUAL FUNDS 27.6% (a)
578,000	DoubleLine Core Fixed Income Fund				6,271,298
186,012	DoubleLine Equities Growth Fund				2,256,324
199,203	DoubleLine Flexible Income Fund				1,948,207
2,388,645	DoubleLine Total Return Bond Fund				26,131,775

	Total Affiliated Mutual Funds (Cost $37,797,852)				36,607,604

EXCHANGE TRADED FUNDS AND COMMON STOCKS 10.8%
55,000	iShares MSCI Hong Kong Index Fund				1,051,600
38,750	iShares MSCI Singapore Index Fund				394,088
18,000	iShares MSCI Sweden Index Fund				522,540
62,000	iShares MSCI Switzerland Capped Index Fund				1,896,580
170,500	iShares MSCI United Kingdom Index Fund				2,794,495
84,000	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.				577,920
100,000	PowerShares Chinese Yuan Dim Sum Bond Portfolio				2,358,000
84,000	PureFunds ISE Cyber Security ETF *				2,121,000

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
50,500	Stone Harbor Emerging Markets Income Fund				601,960
74,000	Templeton Emerging Markets Income Fund				717,060
50,000	Western Asset Emerging Markets Debt Fund, Inc.				666,000
72,000	Western Asset Emerging Markets Income Fund, Inc.				688,320

	Total Exchange Traded Funds and Common Stocks (Cost $17,017,220)				14,389,563

SHORT TERM INVESTMENTS 33.6%
13,277,707	BlackRock Liquidity Funds FedFund - Institutional Shares	0.01%	♦		13,277,707
13,277,707	Fidelity Institutional Money Market Government Portfolio - Class I	0.01%	♦		13,277,707
14,009,707	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.04%	♦		14,009,707
4,000,000	United States Treasury Bills	0.00%		10/29/2015	4,000,064

	Total Short Term Investments (Cost $44,565,096)				44,565,185

	Total Investments 97.4% (Cost $133,682,493)				129,196,679
	Other Assets in Excess of Liabilities 2.6%				3,488,968

	NET ASSETS 100.0%				$132,685,647

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	33.6%
Affiliated Mutual Funds	27.6%
Exchange Traded Funds and Common Stocks	10.8%
Non-Agency Residential Collateralized Mortgage Obligations	7.9%
Collateralized Loan Obligations	5.3%
US Government / Agency Mortgage Backed Obligations	4.2%
Real Estate Investment Trusts	3.3%
Asset Backed Obligations	3.3%
Municipal Bonds	1.4%
Other Assets and Liabilities	2.6%

100.0%

52	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2015

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2015, the value of these securities amounted to $14,728,745 or 11.1% of net assets.

#	Variable rate security. Rate disclosed as of September 30, 2015.

@	Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of September 30, 2015.

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

I/O	Interest only security

(a)	Institutional class shares held

*	Non-Income Producing

♦	Seven-day yield as of September 30, 2015

Futures Contracts - Long
Contracts	Security Description	Expiration Month	Unrealized Appreciation (Depreciation)
30	E-mini S&P 500 Future	12/2015	$(30,704)
164	Euro STOXX 50 Future	12/2015	(283,897)
8	German Stock Index Future	12/2015	(134,144)
26	Gold Future	12/2015	49,318
77	mini MSCI EAFE Index Future	12/2015	(326,833)
95	Nikkei-225 Future	12/2015	(197,477)
75	US Treasury Long Bond Future	12/2015	125,631
79	10 Year US Treasury Note Future	12/2015	120,185

			$(677,921)

Futures Contracts - Short
Contracts	Security Description	Expiration Month	Unrealized Appreciation (Depreciation)
45	Euro/Bund Future	12/2015	$(155,445)
40	NASDAQ 100 E-mini Future	12/2015	33,104
117	mini MSCI Emerging Markets Index Future	12/2015	(56,143)

			$(178,484)

Total Return Swaps - Long
Reference Entity	Counterparty	Financing Rate	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
S&P GSCI Cotton Official Close Index	Morgan Stanley	0.25%	500,000	10/01/2015	$1,057
S&P GSCI Sugar Official Close Index	Morgan Stanley	0.20%	500,000	10/01/2015	42,985
S&P GSCI Copper Official Close Index	Morgan Stanley	0.25%	500,000	10/01/2015	11,146
S&P GSCI Cocoa Official Close Index	Morgan Stanley	0.25%	500,000	10/01/2015	(27,199)
S&P GSCI Gold Official Close Index	Morgan Stanley	0.20%	500,000	10/01/2015	(16,744)
S&P GSCI Unleaded Gasoline Official Close Index	Morgan Stanley	0.20%	500,000	10/01/2015	5,682
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	0.40%	2,500,000	10/01/2015	(230,055)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	0.40%	25,000,000	03/31/2016	(1,990,872)

					$(2,204,000)

Total Return Swaps - Short
Reference Entity	Counterparty	Financing Rate	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
S&P GSCI Kansas Wheat Official Close Index	Morgan Stanley	0.25%	500,000	10/01/2015	$(12,011)
S&P GSCI Brent Crude Official Close Index	Morgan Stanley	0.15%	500,000	10/01/2015	(1,957)
S&P GSCI Natural Gas Official Close Index	Morgan Stanley	0.15%	500,000	10/01/2015	28,036
S&P GSCI Crude Oil Official Close Index	Morgan Stanley	0.15%	500,000	10/01/2015	(2,017)
S&P GSCI Corn Official Close Index	Morgan Stanley	0.25%	500,000	10/01/2015	(8,212)
S&P GSCI Heating Oil Official Close Index	Morgan Stanley	0.20%	500,000	10/01/2015	2,121

					$5,960

¤	Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index that invests primarily in equity securities of companies in the relevant sector. At September 30, 2015, the four sector constituents and their weightings were as follows: Consumer Staples 25.6%, Technology 25.3%, Industrial 24.9%, and Health Care 24.2%.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	53

Schedule of Investments (Consolidated) DoubleLine Multi-Asset Growth Fund (Cont.)	(Unaudited) September 30, 2015

Interest Rate Swaps
Fixed Rate	Reference Currency	Floating Rate Paid or Received	Maturity Date	Notional Amount		Counterparty	Unrealized Appreciation (Depreciation)
2.71%	Australian Dollar	Paid	04/10/2025	Australian Dollar	5,200,000	JP Morgan Securities LLC	$(33,965)

							$(33,965)

Forward Currency Exchange Contracts
Settlement Date	Currency to be Delivered		U.S. Value	Currency to be Received		U.S. Value	Counterparty	Unrealized Appreciation (Depreciation)
12/18/2015	1,117,638,500	Japanese Yen	$9,330,536	9,282,375	U.S. Dollars	$9,282,375	Morgan Stanley	$(48,161)
10/14/2015	16,340,300	China Renminbi	2,562,084	2,500,000	U.S. Dollars	2,500,000	JP Morgan Securities LLC	(62,084)
12/28/2015	5,992,100,000	South Korean Won	5,041,231	5,000,000	U.S. Dollars	5,000,000	JP Morgan Securities LLC	(41,231)
12/28/2015	5,990,750,000	South Korean Won	5,040,096	5,000,000	U.S. Dollars	5,000,000	JP Morgan Securities LLC	(40,096)

			$21,973,947			$21,782,375		$(191,572)

Investments in Affiliates

Generally, an issuer is an affiliate of a Fund under the Investment Company Act of 1940 if the Fund holds 5% or more of the outstanding voting securities of the issuer or if the issuer is under common control with the Fund.

A summary of the DoubleLine Multi-Asset Growth Fund’s (Consolidated) investments in affiliated mutual funds for the period ended September 30, 2015 is as follows:

Fund	Value at March 31, 2015	Gross Purchases	Gross Sales	Shares Held at September 30, 2015	Value at September 30, 2015	Dividend Income Earned in the Period Ended September 30, 2015	Net Realized Gain (Loss) in the Period Ended September 30, 2015
DoubleLine Core Fixed Income Fund	$7,263,507	$—	$850,000	578,000	$6,271,298	$115,112	$20,620
DoubleLine Emerging Markets Fixed Income Fund	6,805,772	—	6,588,154	—	—	125,329	(511,845)
DoubleLine Equities Growth Fund	2,566,964	—	—	186,012	2,256,324	—	—
DoubleLine Flexible Income Fund	—	2,000,000	—	199,203	1,948,207	26,390	—
DoubleLine Total Return Bond Fund	26,370,639	—	—	2,388,645	26,131,775	541,098	—

	$43,006,882	$2,000,000	$7,438,154	3,351,860	$36,607,604	$807,929	$(491,225)

54	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Low Duration Bond Fund	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 1.8%

	Access Group, Inc.,
14,061,137	Series 2007-A-B	0.88%	#	02/25/2037	11,948,465

	Access Point Funding LLC,
8,480,416	Series 2015-A-A	2.61%	^	04/15/2020	8,477,354

	Blue Elephant Loan Trust,
3,172,841	Series 2015-1-A	3.12%	^	12/15/2022	3,172,840

	Consumer Credit Origination Loan Trust,
4,853,984	Series 2015-1-A	2.82%	^	03/15/2021	4,876,344

	Eaglewood Consumer Loan Trust,
5,000,000	Series 2014-1-A	3.50%	^¥	10/15/2019	5,020,500

	SoFi Professional Loan Program,
6,301,063	Series 2013-A-A	3.75%	^	12/25/2029	6,406,291
2,059,943	Series 2014-A-A2	3.02%	^	10/25/2027	2,096,198
6,885,479	Series 2015-C-A2	2.51%	^	08/25/2033	6,899,250

	Total Asset Backed Obligations (Cost $49,782,196)				48,897,242

BANK LOANS 6.8%

	Activision Blizzard, Inc.,
6,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	10/13/2020	6,011,670

	B/E Aerospace, Inc.,
5,500,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	12/16/2021	5,516,335

	Calpine Construction,
5,485,969	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	3.00%	#	05/04/2020	5,362,535

	CBS Outdoor Americas Capital LLC,
6,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.00%	#	02/01/2021	5,976,960

	CCO Safari III LLC,
6,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche I	3.50%	#	01/24/2023	5,976,270

	Cedar Fair LP,
6,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	03/06/2020	6,018,750

	Cequel Communications LLC,
5,985,442	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	02/14/2019	5,921,876

	DaVita HealthCare Partners, Inc.,
5,986,111	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	06/24/2021	5,986,081

	Delta Air Lines, Inc.,
5,477,253	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	3.25%	#	10/18/2018	5,478,020

	Dollar Tree, Inc.,
6,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	3.50%	#	07/06/2022	6,012,510

	GXS Group, Inc.,
5,986,041	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	01/19/2021	5,998,521

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	HCA, Inc.,
5,986,005	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4	3.08%	#	05/01/2018	5,987,891

	Hill-Rom Holdings, Inc.,
6,000,000	Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	09/08/2022	6,017,670

	Hilton Worldwide Finance LLC,
6,491,715	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	10/26/2020	6,485,613

	Huntsman International LLC,
5,857,901	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.26%	#	04/19/2019	5,707,792

	Intelsat Jackson Holdings S.A.,
6,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.75%	#	06/28/2019	5,848,500

	Jarden Corporation,
6,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	2.95%	#	07/29/2022	6,005,610

	KAR Auctions Services, Inc.,
5,982,186	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.50%	#	03/11/2021	5,984,699

	Level 3 Financing, Inc.,
6,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche BII	3.50%	#	05/31/2022	5,962,500

	Nielsen Finance LLC,
6,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.20%	#	04/15/2021	6,022,470

	NRG Energy, Inc.,
5,485,934	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	2.75%	#	06/29/2018	5,381,015

	Owens-Brockway Glass Container, Inc.,
2,962,500	Guaranteed Senior Secured 1st Lien Term Loan, Tranche A	1.93%	#	04/22/2020	2,975,461

	Pinnacle Foods Finance LLC,
6,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche G	3.00%	#	04/29/2020	5,993,580

	Regal Cinemas Corporation,
5,986,250	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	04/01/2022	6,002,593

	SBA Senior Finance LLC,
5,986,111	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	03/24/2021	5,920,862

	Sensata Technologies,
5,986,216	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.00%	#	10/14/2021	5,988,550

	Sinclair Television Group, Inc.,
5,986,250	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	3.50%	#	07/30/2021	5,945,124

	Six Flags Theme Parks, Inc.,
5,986,250	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	06/30/2022	5,996,217

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	55

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Spectrum Brands, Inc.,
5,092,593	Guaranteed Senior Secured 1st Lien Term Loan	3.75%	#	06/23/2022	5,117,343

	Vantiv LLC,
5,483,769	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	06/13/2021	5,499,754

	Virgin Media Investment Holdings Ltd.,
6,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche F	3.50%	#	06/30/2023	5,921,280

	WR Grace & Company,
4,034,309	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	2.75%	#	02/03/2021	4,003,204

	WR Grace & Company,
1,451,795	Guarnateed Senior Secured 1st Lien Delayed-Draw Term Loan	2.75%	#	02/03/2021	1,440,602

	Total Bank Loans (Cost $184,789,114)				184,467,858

COLLATERALIZED LOAN OBLIGATIONS 19.2%

	AB Ltd.,
5,250,000	Series 2007-1A-B	1.04%	#^	04/15/2021	5,250,897

	ACAS Ltd.,
579,616	Series 2007-1X-A1S	0.50%	#	04/20/2021	578,652
4,500,000	Series 2014-1A-A	1.80%	#^	07/18/2026	4,476,464

	ALM Loan Funding,
10,000,000	Series 2012-7A-A1	1.71%	#^	10/19/2024	9,988,345

	Anchorage Capital Ltd.,
950,000	Series 2014-4A-A1A	1.74%	#^	07/28/2026	941,468

	Apidos Ltd.,
738,043	Series 2007-5A-A18	0.52%	#^	04/15/2021	732,258
9,975,000	Series 2013-16A-A1	1.74%	#^	01/19/2025	9,919,991

	ARES Ltd.,
1,948,412	Series 2007-12A-A	0.96%	#^	11/25/2020	1,920,066
750,000	Series 2007-12A-C	2.33%	#^	11/25/2020	748,998
2,915,971	Series 2007-3RA-A2	0.51%	#^	04/16/2021	2,877,923

	Atrium Corporation,
6,402,090	Series 5A-A2A	0.55%	#^	07/20/2020	6,363,290

	Avalon Capital Ltd.,
4,937,371	Series 2014-1AR-AR	1.46%	#^	04/17/2023	4,938,232

	Avenue Ltd.,
69,304	Series 2007-6A-A1	0.51%	#^	07/17/2019	69,276

	Avery Point Ltd.,
3,000,000	Series 2014-1A-A	1.82%	#^	04/25/2026	2,991,165

	Babson Ltd.,
6,005,652	Series 2007-1A-A2A	0.50%	#^	01/18/2021	5,962,726
4,644,371	Series 2007-1X-A2A	0.50%	#	01/18/2021	4,611,175

	Betony Ltd.,
2,500,000	Series 2015-1A-X	1.27%	#^	04/15/2027	2,501,735

	Birchwood Park Ltd.,
1,000,000	Series 2014-1A-C2	3.44%	#^	07/15/2026	999,498

	BlackRock Senior Income,
4,337,411	Series 2006-4A-A	0.53%	#^	04/20/2019	4,321,016
2,664,751	Series 2007-5A-A3	0.54%	#^	08/13/2019	2,638,103

	BlueMountain Ltd.,
8,960,054	Series 2007-3A-A1B	0.58%	#^	03/17/2021	8,858,267
5,000,000	Series 2012-2A-A1	1.75%	#^	11/20/2024	5,006,043
4,000,000	Series 2014-3A-A1	1.77%	#^	10/15/2026	3,974,305
4,000,000	Series 2014-4A-B1	2.72%	#^	11/30/2026	4,006,948
15,000,000	Series 2015-2A-A1	1.71%	#^	07/18/2027	14,869,850

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BlueMountain Ltd., (Cont.)
11,000,000	Series 2015-3A-A1	1.81%	#^	10/20/2027	10,976,737

	Bridgeport Ltd.,
661,316	Series 2006-1A-A1	0.54%	#^	07/21/2020	653,895

	Carlyle Global Market Strategies Ltd.,
2,250,000	Series 2013-2A-D	4.04%	#^	04/18/2025	2,188,096

	Carlyle High Yield Partners Ltd.,
1,268,138	Series 2006-8A-A1	0.58%	#^	05/21/2021	1,253,342
13,700,851	Series 2006-8A-A2A	0.57%	#^	05/21/2021	13,600,850
7,284,552	Series 2006-9A-A1	0.53%	#^	08/01/2021	7,203,425
19,075,603	Series 2007-10-A1	0.51%	#^	04/19/2022	18,478,537
8,873,986	Series 2007-10A-A2A	0.50%	#^	04/19/2022	8,728,894

	Catamaran Ltd.,
5,000,000	Series 2012-1A-A	1.69%	#^	12/20/2023	5,005,069
5,000,000	Series 2014-1A-A1	1.84%	#^	04/20/2026	4,989,178
1,250,000	Series 2014-1A-B	2.94%	#^	04/20/2026	1,211,529

	Cent Ltd.,
1,260,667	Series 2005-10A-A1	0.59%	#^	12/15/2017	1,253,278
1,611,247	Series 2006-11A-A1	0.56%	#^	04/25/2019	1,592,325
959,966	Series 2007-14A-A1	0.53%	#^	04/15/2021	943,109
2,388,794	Series 2007-14A-A2A	0.52%	#^	04/15/2021	2,350,500

	Clydesdale Ltd.,
2,263,940	Series 2006-1A-A1	0.57%	#^	12/19/2018	2,249,869

	ColumbusNova Ltd.,
3,250,000	Series 2006-1A-D	1.84%	#^	07/18/2018	3,225,959
2,469,952	Series 2007-1A-A1	0.57%	#^	05/16/2019	2,463,514

	Cornerstone Ltd.,
1,605,485	Series 2007-1A-A1S	0.51%	#^	07/15/2021	1,591,065

	Covenant Credit Partners Ltd.,
5,000,000	Series 2014-1A-A	1.77%	#^	07/20/2026	4,960,927

	Dryden Leveraged Loan,
2,500,000	Series 2006-16A-A2	0.67%	#^	10/20/2020	2,462,337

	Dryden Senior Loan Fund,
500,000	Series 2012-25A-D	4.29%	#^	01/15/2025	495,263

	Eaton Vance Ltd.,
5,723,425	Series 2006-8A-A	0.57%	#^	08/15/2022	5,582,297
1,500,000	Series 2006-8A-B	0.97%	#^	08/15/2022	1,428,232

	Flatiron Ltd.,
1,000,000	Series 2013-1A-A1	1.69%	#^	01/17/2026	994,122

	Four Corners Ltd.,
457,368	Series 2006-2A-A	0.57%	#^	01/26/2020	454,390
1,542,051	Series 2006-3A-A	0.55%	#^	07/22/2020	1,532,510

	Franklin Ltd.,
346,847	Series 2006-5A-A2	0.60%	#^	06/15/2018	345,765

	Galaxy Ltd.,
3,000,000	Series 2014-18A-A	1.76%	#^	10/15/2026	2,988,104

	GoldenTree Loan Opportunities Ltd.,
2,750,000	Series 2005-10A-X	1.32%	#^	07/20/2027	2,750,941
2,000,000	Series 2012-6A-D	4.49%	#^	04/17/2022	2,000,926
5,000,000	Series 2014-8A-A	1.74%	#^	04/19/2026	4,973,398

	Gulf Stream Ltd.,
620,020	Series 2007-1A-A1A	0.56%	#^	06/17/2021	617,174

	Halcyon Loan Advisors Funding Ltd.,
9,000,000	Series 2012-1X-A2	2.77%	#	08/15/2023	9,013,186
1,000,000	Series 2014-1A-A1	1.82%	#^	04/18/2026	995,073
2,250,000	Series 2014-2A-C	3.79%	#^	04/28/2025	2,064,112

	ING Ltd.,
7,678,754	Series 2012-1RA-A1R	1.54%	#^	03/14/2022	7,670,795
1,280,000	Series 2012-4A-A1	1.68%	#^	10/15/2023	1,281,240
3,000,000	Series 2012-4A-A2	2.54%	#^	10/15/2023	3,002,957

	Inwood Park Ltd.,
373,801	Series 2006-1A-A1A	0.51%	#^	01/20/2021	373,788

	Jamestown Ltd.,
4,000,000	Series 2014-4A-A1A	1.79%	#^	07/15/2026	3,974,744

56	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	KKR Financial Corporation,
1,576,598	Series 2007-1A-A	0.67%	#^	05/15/2021	1,571,922

	Landmark Ltd.,
5,738,585	Series 2006-8A-A1	0.53%	#^	10/19/2020	5,716,844

	LCM LP,
4,633,205	Series 10AR-AR	1.55%	#^	04/15/2022	4,638,072
500,000	Series 10AR-BR	2.19%	#^	04/15/2022	500,618
500,000	Series 10AR-CR	3.14%	#^	04/15/2022	502,209
1,000,000	Series 11A-B	2.44%	#^	04/19/2022	1,001,308
1,000,000	Series 15A-C	3.43%	#^	08/25/2024	998,105
5,500,000	Series 16A-A	1.79%	#^	07/15/2026	5,480,022
1,113,663	Series 5A-C	1.02%	#^	03/21/2019	1,113,931

	LCM Ltd.,
25,000,000	Series 12A-AR	1.55%	#^	10/19/2022	24,979,220

	Madison Park Funding Ltd.,
476,292	Series 2007-4A-A2	0.55%	#^	03/22/2021	466,592
10,000,000	Series 2012-10A-A1A	1.66%	#^	01/20/2025	10,001,668
500,000	Series 2014-15A-C	4.00%	#^	01/27/2026	491,371
2,500,000	Series 2015-18A-X	1.31%	#^	10/21/2026	2,500,767

	Magnetite Ltd.,
1,750,000	Series 2014-9A-A1	1.72%	#^	07/25/2026	1,737,376
250,000	Series 2015-12A-A	1.79%	#^	04/15/2027	248,693

	MAPS Fund Ltd.,
1,000,000	Series 2007-2A-B	1.19%	#^	07/20/2022	963,752

	Mountain Capital Ltd.,
437,627	Series 2007-6A-A	0.53%	#^	04/25/2019	435,391

	Mountain Hawk Ltd.,
18,400,000	Series 2014-A3-A	1.79%	#^	04/18/2025	18,309,409

	Mountain View Ltd.,
14,702,094	Series 2006-2A-A1	0.54%	#^	01/12/2021	114,570,180

	Nautique Funding Ltd.,
4,718,672	Series 2006-1A-A1A	0.54%	#^	04/15/2020	4,668,791

	Navigare Funding Ltd.,
3,000,000	Series 2007-2A-C	1.04%	#^	04/17/2021	2,933,032

	NewMark Capital Funding Ltd.,
9,750,000	Series 2013-1A-A2	1.45%	#^	06/02/2025	9,597,536
10,000,000	Series 2013-A1-A1	1.27%	#^	06/02/2025	9,794,840

	Northwoods Capital Corporation,
20,000,000	Series 2012-9A-A	1.71%	#^	01/18/2024	19,823,088
3,000,000	Series 2013-10-A1	1.71%	#^	11/04/2025	2,965,400

	Nylim Flatiron Ltd.,
4,893,783	Series 2006-1A-A1	0.55%	#^	08/08/2020	4,860,639

	Oak Hill Credit Partners,
1,000,000	Series 2012-7A-A	1.75%	#^	11/20/2023	997,480

	Ocean Trails,
105,628	Series 2006-1X-A1	0.54%	#	10/12/2020	104,569

	Octagon Investment Partners Ltd.,
255,612	Series 2006-1A-A1	0.53%	#^	04/23/2020	255,612

	OZLM Funding Ltd.,
3,110,000	Series 2013-5A-A1	1.79%	#^	01/17/2026	3,100,755

	OZLM Ltd.,
5,500,000	Series 2014-6A-A1	1.84%	#^	04/17/2026	5,494,127

	Pacifica Corporation,
3,671,074	Series 2006-6A-A1A	0.56%	#^	08/15/2021	3,612,882

	Prospect Park Ltd.,
2,453,590	Series 2006-1	0.54%	#^	07/15/2020	2,442,367

	Regatta Funding Ltd.,
3,000,000	Series 2014-1A-A1A	1.86%	#^	10/25/2026	2,988,948

	Sands Point Funding Ltd.,
151,184	Series 2006-1A-A1	0.55%	#^	07/18/2020	151,356

	Silverado Ltd.,
4,331,770	Series 2006-2A-A1	0.53%	#^	10/16/2020	4,271,330

	Slater Mill Loan Fund,
3,800,000	Series 2012-1A-B	2.97%	#^	08/17/2022	3,826,027

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Sound Harbor Loan Fund Ltd.,
3,000,000	Series 2014-1A-A1	1.80%	#^	10/30/2026	2,986,131

	Steele Creek Ltd.,
2,000,000	Series 2014-1A-A1	1.93%	#^	08/21/2026	1,992,181

	Symphony Ltd.,
6,160,945	Series 2012-8AR-AR	1.38%	#^	01/09/2023	6,146,502
1,000,000	Series 2014-15A-X	1.29%	#^	10/17/2026	1,000,441

	Venture Ltd.,
710,189	Series 2005-1A-A2	0.78%	#^	11/22/2018	709,508
9,250,000	Series 2014-16A-A1L	1.79%	#^	04/15/2026	9,208,649
2,500,000	Series 2014-17A-A	1.77%	#^	07/15/2026	2,484,371
1,000,000	Series 2014-17A-B2	2.39%	#^	07/15/2026	991,619

	Wasatch Ltd.,
12,190,459	Series 2006-1A-A1B	0.55%	#^	11/14/2022	11,883,012

	Washington Mill Ltd.,
5,000,000	Series 2014-1A-A1	1.79%	#^	04/20/2026	4,982,531
1,000,000	Series 2014-1A-B1	2.34%	#^	04/20/2026	988,670
1,000,000	Series 2014-1A-C	3.29%	#^	04/20/2026	985,241

	Wellfleet Ltd.,
1,000,000	Series 2015-1A-X	1.39%	#^	09/24/2027	999,864

	Westwood Ltd.,
5,815,544	Series 2006-1X-A1	0.57%	#	03/25/2021	5,731,316
3,263,694	Series 2007-2A-A1	0.52%	#^	04/25/2022	3,220,783

	WhiteHorse Ltd.,
2,500,000	Series 2012-1A-B1L	4.55%	#^	02/03/2025	2,441,096
5,000,000	Series 2013-1A-A1L	1.73%	#^	11/24/2025	4,974,784
3,250,000	Series 2014-1A-A	1.69%	#^	05/01/2026	3,224,578

	Wind River Ltd.,
10,000,000	Series 2013-2A-A1	1.74%	#^	01/18/2026	9,943,439
5,000,000	Series 2014-1A-A	1.81%	#^	04/18/2026	4,977,312

	Zais Ltd.,
4,500,000	Series 2014-2A-A1A	1.80%	#^	07/25/2026	4,471,602

	Total Collateralized Loan Obligations (Cost $522,574,124)				521,928,002

FOREIGN CORPORATE BONDS 17.8%
2,000,000	AES Gener S.A.	5.25%		08/15/2021	2,099,442
1,450,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	1,450,000
3,550,000	Agromercantil Senior Trust	6.25%		04/10/2019	3,550,000
1,971,000	Australia and New Zealand Banking Group Ltd.	3.25%	^	03/01/2016	1,992,370
1,000,000	Banco Continental SAECA	8.88%		10/15/2017	1,023,750
7,000,000	Banco Davivienda S.A.	2.95%		01/29/2018	6,930,000
1,500,000	Banco Davivienda S.A.	2.95%	^	01/29/2018	1,485,000
4,000,000	Banco de Bogota S.A.	5.00%		01/15/2017	4,110,000
2,453,000	Banco de Chile	6.25%		06/15/2016	2,534,533
6,900,000	Banco de Costa Rica	5.25%		08/12/2018	6,951,750
4,500,000	Banco de Credito del Peru	2.75%	^	01/09/2018	4,488,750
5,500,000	Banco de Credito del Peru	2.75%		01/09/2018	5,486,250
3,000,000	Banco de Credito e Inversiones	3.00%		09/13/2017	3,032,679
2,000,000	Banco GNB Sudameris S.A.	3.88%	^	05/02/2018	1,920,000
7,400,000	Banco GNB Sudameris S.A.	3.88%		05/02/2018	7,104,000
5,500,000	Banco Latinoamericano de Comercio Exterior S.A.	3.75%		04/04/2017	5,579,062
5,000,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%	^	05/07/2020	4,975,000

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	57

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,525,000	Banco Mercantil del Norte	6.86%	#	10/13/2021	3,674,813
7,000,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	6,947,500
1,000,000	Banco Regional SAECA	8.13%		01/24/2019	1,007,500
4,000,000	Banco Santander	1.89%	#	01/19/2016	4,005,000
6,000,000	Banco Santander	1.19%	#	04/11/2017	5,912,814
2,500,000	Banco Santander	2.21%	#	06/07/2018	2,525,000
11,100,000	Banco Santander	5.95%	#	01/30/2024	11,438,550
1,146,000	Bancolombia S.A.	6.88%		05/25/2017	1,214,760
5,100,000	Bank of Montreal	1.80%		07/31/2018	5,121,226
8,750,000	BBVA Banco Continental S.A.	3.25%		04/08/2018	8,848,438
12,000,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	12,210,000
2,761,000	BP Capital Markets PLC	1.85%		05/05/2017	2,785,385
1,450,000	BP Capital Markets PLC	1.67%		02/13/2018	1,452,185
3,915,000	British Telecommunications PLC	5.95%		01/15/2018	4,293,224
1,000,000	Cementos Progreso Trust	7.13%		11/06/2023	1,037,500
4,100,000	Cemex S.A.B. de C.V.	5.04%	#	10/15/2018	4,253,750
10,000,000	Cencosud S.A.	5.50%		01/20/2021	10,364,160
6,000,000	Central American Bottling Corporation	6.75%		02/09/2022	6,309,000
8,000,000	CNOOC Finance Ltd.	2.63%		05/05/2020	7,893,856
1,000,000	CNPC General Capital Ltd.	1.21%	#^	05/14/2017	995,936
1,000,000	CNPC General Capital Ltd.	2.75%		05/14/2019	1,003,965
1,000,000	Colbun S.A.	6.00%		01/21/2020	1,103,350
2,000,000	Comision Federal de Electricidad	4.88%		05/26/2021	2,077,500
500,000	Compania Minera Ares S.A.C.	7.75%		01/23/2021	480,500
11,000,000	Corpbanca S.A.	3.13%		01/15/2018	10,975,195
400,000	Corpbanca S.A.	3.88%		09/22/2019	404,784
4,450,000	Corporacion Financiera de Desarrollo S.A.	3.25%		07/15/2019	4,464,463
7,500,000	Corporacion Financiera de Desarrollo S.A.	3.25%	^	07/15/2019	7,524,375
6,000,000	Corporacion Nacional del Cobre de Chile	3.75%		11/04/2020	6,016,884
1,500,000	Cosan Overseas Ltd.	8.25%	†	11/05/2015	1,177,500
2,022,000	DBS Bank Ltd.	0.90%	#	07/15/2021	2,009,868
11,000,000	DBS Bank Ltd.	3.63%	#	09/21/2022	11,263,846
7,000,000	Delek & Avner Tamar Bond Ltd.	3.84%	^	12/30/2018	7,052,500
3,500,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	3,539,375
1,800,000	Ecopetrol S.A.	4.25%		09/18/2018	1,822,500
2,000,000	Embraer Overseas Ltd.	6.38%		01/24/2017	2,055,000
300,000	Empresa de Energia de Bogota S.A.	6.13%		11/10/2021	312,000
5,000,000	Empresas Publicas de Medellin E.S.P.	7.63%		07/29/2019	5,712,500
11,252,886	ENA Norte Trust	4.95%		04/25/2023	11,590,472
6,500,000	Fondo Mivivienda S.A.	3.38%	^	04/02/2019	6,467,500
4,500,000	Fondo Mivivienda S.A.	3.38%		04/02/2019	4,477,500
9,000,000	Freeport-McMoRan Copper & Gold, Inc.	2.38%		03/15/2018	7,920,000
8,000,000	Global Bank Corporation	4.75%		10/05/2017	8,108,000
4,000,000	Global Bank Corporation	5.13%	^	10/30/2019	4,050,000
1,500,000	Global Bank Corporation	5.13%		10/30/2019	1,518,750
12,550,000	Globo Communicacao e Participacoes S.A.	5.31%	#	05/11/2022	12,550,000
9,800,000	Grupo Aval Ltd.	5.25%		02/01/2017	9,996,000
200,000	Grupo Aval Ltd.	5.25%	^	02/01/2017	204,000
500,000	Grupo Bimbo S.A.B. de C.V.	4.50%		01/25/2022	518,000
2,800,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	2,926,000
500,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	502,500
1,000,000	Grupo Televisa S.A.B	6.00%		05/15/2018	1,094,000
6,400,000	GrupoSura Finance S.A.	5.70%		05/18/2021	6,662,400
7,750,000	Guanay Finance Ltd.	6.00%		12/15/2020	7,682,187
11,000,000	Hutchison Whampoa International Ltd.	6.00%	#†	05/07/2017	11,480,469

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
4,133,517	Interoceanica IV Finance Ltd.	0.00%		11/30/2018	3,885,506
9,500,000	Inversiones CMPC S.A.	4.75%		01/19/2018	9,802,280
400,000	Israel Electric Corporation Ltd.	2.11%	#	01/17/2018	399,000
7,000,000	Israel Electric Corporation Ltd.	5.63%		06/21/2018	7,463,750
8,000,000	LPG International, Inc.	7.25%		12/20/2015	8,064,000
2,800,000	Marfrig Holdings B.V.	6.88%	^	06/24/2019	2,429,000
2,000,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	1,780,000
3,900,000	National Australia Bank Ltd.	3.00%	^	07/27/2016	3,971,518
1,700,000	ONGC Videsh Ltd.	3.25%		07/15/2019	1,712,257
4,190,000	Orange S.A.	2.75%		09/14/2016	4,256,554
5,000,000	Oversea-Chinese Banking Corporation	3.75%	#	11/15/2022	5,129,200
7,200,000	Oversea-Chinese Banking Corporation	4.00%	#	10/15/2024	7,385,681
1,000,000	Pacific Rubiales Energy Corporation	5.38%	^	01/26/2019	382,500
7,000,000	Pacific Rubiales Energy Corporation	5.38%		01/26/2019	2,677,500
6,000,324	Peru Enhanced Pass-Through Finance Ltd.	0.00%		05/31/2018	5,801,413
161,377	Peru Enhanced Pass-Through Finance Ltd.	0.00%	^	05/31/2018	156,027
2,400,000	Petroleos Mexicanos	2.31%	#	07/18/2018	2,384,328
10,000,000	Petroleos Mexicanos	3.50%		07/18/2018	10,135,000
2,600,000	Petroleos Mexicanos	5.50%		01/21/2021	2,733,900
4,500,000	Raizen Energy Finance Ltd.	7.00%		02/01/2017	4,578,750
2,362,950	Ras Laffan Liquefied Natural Gas Company	5.30%		09/30/2020	2,536,622
500,000	Reliance Holdings, Inc.	4.50%		10/19/2020	535,918
9,000,000	Sigma Alimentos S.A.	5.63%		04/14/2018	9,415,800
600,000	Sinopec Group Overseas Development Ltd.	1.20%	#^	04/10/2019	599,477
1,800,000	Sinopec Group Overseas Development Ltd.	2.50%	^	04/28/2020	1,776,568
3,000,000	SK Telecom Company Ltd.	2.13%		05/01/2018	3,018,393
8,800,000	Sociedad Quimica y Minera S.A.	6.13%		04/15/2016	8,972,612
3,000,000	Tanner Servicios Financieros S.A.	4.38%		03/13/2018	2,996,751
1,000,000	Tanner Servicios Financieros S.A.	4.38%	^	03/13/2018	998,917
200,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	194,000
1,400,000	Tencent Holdings Ltd.	2.88%	^	02/11/2020	1,391,004
4,550,000	Thomson Reuters Corporation	1.30%		02/23/2017	4,541,978
4,500,000	Toronto Dominion Bank	1.75%		07/23/2018	4,515,147
4,080,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	4,120,800
575,000	Transportadora de Gas Internacional S.A.	5.70%	^	03/20/2022	580,750
420,000	Union Andina de Cementos S.A.A.	5.88%		10/30/2021	405,300
5,000,000	United Overseas Bank Ltd.	2.88%	#	10/17/2022	5,043,190
7,500,000	United Overseas Bank Ltd.	3.75%	#	09/19/2024	7,666,050
4,365,000	Westpac Banking Corporation	2.00%		08/14/2017	4,419,803

	Total Foreign Corporate Bonds (Cost $491,424,986)				482,604,310

58	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 1.0%
500,000	Brazilian Government International Bond	8.00%		01/15/2018	526,250
2,184,000	Colombia Government International Bond	8.70%		02/15/2016	2,265,813
6,450,000	Colombia Government International Bond	4.38%		07/12/2021	6,585,450
13,200,000	Mexico Government International Bond	3.50%		01/21/20211	13,464,000
3,300,000	Panama Government International Bond	5.20%		01/30/2020	3,568,125

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $26,770,748)				26,409,638

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 16.4%

	Arbor Realty Ltd.,
3,710,000	Series 2015- FL2A-C	5.18%	#^	09/15/2025	3,691,450

	Asset Securitization Corporation,
4,738,609	Series 1997-D4-PS1	2.02%	# I/O	04/14/2029	123,220

	Banc of America Commercial Mortgage Trust,
9,750,000	Series 2006-5-AM	5.45%		09/10/2047	10,021,035
6,340,000	Series 2006-6-AM	5.39%		10/10/2045	6,571,204
9,150,000	Series 2007-5-AM	5.77%	#	02/10/2051	9,687,320

	Bear Stearns Commercial Mortgage Securities, Inc.,
6,254,000	Series 2006-PW13-AJ	5.61%	#	09/11/2041	6,316,646
205,359	Series 2007-PW17-AAB	5.70%		06/11/2050	205,873
5,209,139	Series 2007-T26-AJ	5.57%	#	01/12/2045	5,274,847

	Boca Hotel Portfolio Trust,
1,523,024	Series 2013-BOCA-A	1.36%	#^	08/15/2026	1,520,128
4,100,000	Series 2013-BOCA-D	3.26%	#^	08/15/2026	4,092,600

	CD Commercial Mortgage Trust,
10,000,000	Series 2006-CD2-AM	5.53%	#	01/15/2046	10,071,630

	Citigroup Commercial Mortgage Trust,
10,500,000	Series 2007-C6-AMFX	5.90%	#^	12/10/2049	10,991,022

	COBALT Commercial Mortgage Trust,
12,000,000	Series 2007-C2-AJFX	5.57%	#	04/15/2047	12,085,548

	Colony Mortgage Capital Ltd.,
9,315,000	Series 2015-FL3-A	2.10%	#^	09/05/2032	9,315,000

	Commercial Mortgage Pass-Through Certificates,
9,353,166	Series 2012-CR2-XA	2.04%	# I/O	08/15/2045	849,366
30,998	Series 2012-MVP-A	2.15%	#^	11/17/2026	30,946
28,665,028	Series 2014-CR19-XA	1.46%	# I/O	08/10/2047	2,092,160
8,600,000	Series 2014-KYO-E	2.55%	#^	06/11/2027	8,539,112
9,650,000	Series 2014-KYO-F	3.70%	#^	06/11/2027	9,573,157
3,890,000	Series 2014-TWC-C	2.04%	#^	02/13/2032	3,871,139

	Countrywide Commercial Mortgage Trust,
9,420,387	Series 2007-MF1-A	6.27%	#^	11/12/2043	9,877,765

	Credit Suisse First Boston Mortgage Securities Corporation,
206,962	Series 1998-C2-F	6.75%	#^	11/15/2030	208,153
3,382,690	Series 2005-C2-AMFX	4.88%		04/15/2037	3,380,438

	Credit Suisse Mortgage Capital Certificates,
5,940,000	Series 2006-C4-AM	5.51%		09/15/2039	6,126,062
10,500,000	Series 2007-C4-A1AM	6.15%	#	09/15/2039	11,156,528
3,180,000	Series 2008-C1-AM	6.27%	#^	02/15/2041	3,450,131

	Del Coronado Trust,
2,100,000	Series 2013-HDC-A	1.00%	#^	03/15/2026	2,095,826
2,500,000	Series 2013-HDC-B	1.51%	#^	03/15/2026	2,496,638

	Greenwich Capital Commercial Funding Corporation,
4,838,500	Series 2007-GG11-AJ	6.25%	#	12/10/2049	4,972,524
8,430,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	8,915,180

	GS Mortgage Securities Corporation,
9,770,000	Series 2006-GG6-AJ	5.60%	#	04/10/2038	9,817,199
3,620,000	Series 2006-GG8-AJ	5.62%		11/10/2039	3,652,185

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GS Mortgage Securities Corporation, (Cont.)
275,233	Series 2012-GCJ7-A1	1.14%		05/10/2045	275,396

	JP Morgan Chase Commercial Mortgage Securities Corporation,
112,420	Series 2004-LN2-A2	5.12%		07/15/2041	112,442
39,893	Series 2006-CB15-ASB	5.79%	#	06/12/2043	39,860
484,265	Series 2006-CB17-ASB	5.42%		12/12/2043	487,949
5,970,000	Series 2006-LDP8-AJ	5.48%	#	05/15/2045	6,134,915
8,680,000	Series 2006-LDP9-AM	5.37%		05/15/2047	8,905,632
4,260,000	Series 2007-C1-AM	6.16%	#	02/15/2051	4,542,110
2,700,000	Series 2007-CIBC19-AM	5.88%	#	02/12/2049	2,844,168
8,550,000	Series 2007-CIBC20	6.28%	#	02/12/2051	8,749,228
6,360,000	Series 2007-LD12-AM	6.21%	#	02/15/2051	6,783,471
122,982	Series 2010-C1-A1	3.85%	^	06/15/2043	122,793
262,162	Series 2011-PLSD-A1	2.19%	^	11/13/2028	263,900
5,750,000	Series 2014-FBLU-B	1.71%	#^	12/15/2028	5,748,833
2,500,000	Series 2014-INN-C	1.91%	#^	06/15/2029	2,490,100
2,500,000	Series 2014-INN-D	2.56%	#^	06/15/2029	2,483,100
9,000,000	Series 2014-PHH-D	2.60%	#^	08/15/2027	9,055,112
10,500,000	Series 2015-CSMO-C	2.46%	#^	01/15/2032	10,459,286

	LB-UBS Commercial Mortgage Trust,
4,182,608	Series 2005-C7-AJ	5.32%	#	11/15/2040	4,186,369
4,350,000	Series 2006-C7-AM	5.38%		11/15/2038	4,495,094
3,400,000	Series 2007-C1-AJ	5.48%		02/15/2040	3,499,540
7,650,000	Series 2007-C2-AM	5.49%	#	02/15/2040	7,988,214
7,081,600	Series 2007-C7-AJ	6.45%	#	09/15/2045	7,389,055

	LMREC, Inc.,
8,385,000	Series 2015-CRE1-A	1.95%	#^	02/22/2032	8,320,436

	Merrill Lynch Mortgage Trust,
5,672,819	Series 2005-CKI1-AJ	5.60%	#	11/12/2037	5,670,615

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
8,000,000	Series 2006-1-AJ	5.75%	#	02/12/2039	8,070,676
2,985,000	Series 2006-2-AJ	6.07%	#	06/12/2046	3,048,373

	Morgan Stanley Bank of America Merrill Lynch Trust,
3,761,586	Series 2012-C5-XA	1.97%	#^ I/O	08/15/2045	273,529

	Morgan Stanley Capital, Inc.,
9,000,000	Series 2005-HQ7-AJ	5.40%	#	11/14/2042	8,993,367
3,212,242	Series 2005-IQ10-AJ	5.53%	#	09/15/2042	3,210,620
1,284,152	Series 2005-T19-AJ	4.99%	#	06/12/2047	1,283,854
21,730,626	Series 2006-HQ10-X1	0.70%	#^ I/O	11/12/2041	79,317
9,252,567	Series 2006-XLF-J	0.64%	#^	07/15/2019	9,239,405
9,000,000	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	9,182,102
7,657,000	Series 2007-IQ13-AM	5.41%		03/15/2044	7,957,790
10,780,000	Series 2007-IQ14-A4	5.69%	#	04/15/2049	11,257,985
10,055,000	Series 2007-IQ16-AM	6.28%	#	12/12/2049	10,834,142
4,020,855	Series 2007-XLFA-D	0.40%	#^	10/15/2020	4,016,879

	Morgan Stanley Re-Remic Trust,
1,715,000	Series 2009-GG10-A4B	5.99%	#^	08/12/2045	1,817,847
703,000	Series 2012-IO-AXA	1.00%	^	03/27/2051	698,992

	Velocity Commercial Capital Loan Trust 2015-1,
19,772,247	Series 2015-1-AFL	2.62%	#^	06/25/2045	19,862,327

	Wachovia Bank Commercial Mortgage Trust,
10,626,000	Series 2006-C23-AJ	5.52%	#	01/15/2045	10,708,777
15,301	Series 2006-C26-APB	6.00%		06/15/2045	15,332
8,770,000	Series 2006-C28-AJ	5.63%	#	10/15/2048	8,908,189
9,160,000	Series 2007-C30-AM	5.38%		12/15/2043	9,529,322
6,770,000	Series 2007-C31-AM	5.59%	#	04/15/2047	7,121,999
6,850,000	Series 2007-C32-AMFX	5.70%	^	06/15/2049	7,225,815
8,065,000	Series 2007-C33-AM	6.15%	#	02/15/2051	8,611,109

	WF-RBS Commercial Mortgage Trust,
17,896,345	Series 2012-C8-XA	2.34%	#^ I/O	08/15/2045	1,594,967

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $453,187,029)				445,662,365

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 15.2%

	Ajax Mortgage Loan Trust,
23,695,419	Series 2015-B-A	3.88%	#^	07/25/2060	23,848,112

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	59

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Ameriquest Mortgage Securities, Inc.,
13,149,192	Series 2004-R11-M1	1.18%	#	11/25/2034	12,340,833

	Banc of America Funding Corporation,
1,049,922	Series 2005-E-6A1	2.59%	#	05/20/2035	1,055,916
464,864	Series 2012-R4-A	0.46%	#^	03/04/2039	460,688
1,732,416	Series 2012-R5-A	0.46%	#^	10/03/2039	1,722,923

	Banc of America Mortgage Securities, Inc.,
3,772,208	Series 2005-E-2A1	2.79%	#	06/25/2035	3,631,109

	BCAP LLC Trust,
27,105	Series 2009-RR13-6A5	6.00%	#^	04/26/2037	27,787
743,152	Series 2011-RR12-2A5	2.29%	#^	12/26/2036	743,424
4,108,200	Series 2011-RR1-8A3	6.00%	#^	08/28/2021	4,143,027
4,190,242	Series 2013-RR1-4A2	4.00%	#^	08/26/2037	4,202,474

	Bear Stearns Adjustable Rate Mortgage Trust,
6,892,937	Series 2003-9-4A1	2.59%	#	02/25/2034	6,899,857

	Bear Stearns Asset Backed Securities Trust,
1,214,650	Series 2004-AC2-2A	5.00%		05/25/2034	1,225,582

	CAM Mortgage LLC,
20,928,541	Series 2015-1-A	3.38%	#^	07/15/2064	20,975,965

	Citicorp Residential Mortgage Securities, Inc.,
4,668,585	Series 2007-1-A4	5.84%	#	03/25/2037	4,960,367
21,216,421	Series 2007-2-A4	5.50%	#	06/25/2037	22,217,199

	Citigroup Mortgage Loan Trust, Inc.,
4,316,340	Series 2006-AR1-2A1	2.51%	#	03/25/2036	4,122,096
3,314,175	Series 2007-WFHE2-A3	0.37%	#	03/25/2037	3,256,240
277,462	Series 2010-12-3A1	4.00%	^	04/25/2037	280,350
730,327	Series 2010-8-5A6	4.00%	^	11/25/2036	740,095
322,898	Series 2011-12-1A1	3.50%	#^	04/25/2036	323,539
524,506	Series 2011-12-3A1	2.67%	#^	09/25/2047	523,662

	Countrywide Alternative Loan Trust,
1,134,130	Series 2004-28CB-1A1	5.50%		01/25/2035	1,162,831
69,729	Series 2007-HY5R-2A1A	2.56%	#	03/25/2047	104,343

	Countrywide Asset-Backed Certificates,
898,876	Series 2005-15-1AF6	4.47%	#	04/25/2036	914,232
528,154	Series 2006-2-2A2	0.38%	#	06/25/2036	519,020

	Countrywide Home Loans,
13,853,841	Series 2004-HYB9-1A1	2.51%	#	02/20/2035	13,765,425

	Credit Suisse First Boston Mortgage Securities Corporation,
261,217	Series 2005-11-5A1	5.25%		12/25/2020	262,973

	Credit Suisse Mortgage Capital Certificates,
12,000,000	Series 2011-5R-6A9	2.74%	#^	11/27/2037	10,875,866
6,603,925	Series 2013-3R-1A1	1.32%	#^	04/27/2035	6,170,133
29,339,528	Series 2015-RPL3-A1	3.75%	#^	12/25/2056	29,474,842

	Ellington Loan Acquisition Trust,
184,345	Series 2007-2-A2A	1.09%	#^	05/25/2037	184,392

	Fieldstone Mortgage Investment Trust,
1,549,467	Series 2004-5-M2	1.92%	#	02/25/2035	1,536,852

	First Franklin Mortgage Loan Trust,
4,918,113	Series 2005-FF12-A2B	0.45%	#	11/25/2036	4,862,888
727,225	Series 2006-FF1-2A3	0.43%	#	01/25/2036	719,290

	First Horizon Asset Securities, Inc.,
12,915,553	Series 2007-AR2-1A1	2.73%	#	08/25/2037	10,679,497

	GreenPoint Mortgage Funding Trust,
86	Series 2006-AR8-1A1A	0.27%	#	01/25/2047	86
1	Series 2007-AR2-1A1	0.32%	#	04/25/2047	1

	GSR Mortgage Loan Trust,
6,456,902	Series 2005-AR7-3A1	2.76%	#	11/25/2035	6,111,793
1,109,944	Series 2006-4F-2A7	5.50%		05/25/2036	1,084,136

	Home Equity Mortgage Loan Asset-Backed Trust,
1,807,148	Series 2006-D-2A2	0.30%	#	11/25/2036	1,778,881

	Impac Secured Assets Trust,
18,199,412	Series 2006-5-1A1C	0.46%	#	02/25/2037	14,048,017

	JP Morgan Alternative Loan Trust,
1,245,217	Series 2006-S4-A6	5.71%	#	12/25/2036	1,205,174

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Mortgage Acquisition Corporation,
2,794,478	Series 2006-NC1-A4	0.36%	#	04/25/2036	2,751,530
2,751,916	Series 2007-CH5-A3	0.30%	#	05/25/2037	2,712,799

	JP Morgan Mortgage Trust,
160,513	Series 2007-S1-1A1	5.00%		03/25/2022	159,461
137,517	Series 2007-S3-2A2	5.50%		08/25/2022	136,060

	JP Morgan Resecuritization Trust,
82,813	Series 2009-7-8A1	2.93%	#^	01/27/2047	82,799
141,065	Series 2011-2-2A3	3.50%	#^	07/26/2036	141,624
623,915	Series 2012-2-3A3	2.32%	#^	10/26/2036	624,244

	Lehman XS Trust,
1,851,055	Series 2007-4N-1A1	0.32%	#	03/25/2047	1,816,629

	MASTR Adjustable Rate Mortgages Trust,
11,357,560	Series 2006-2-2A1	2.63%	#	04/25/2036	10,622,544
2,082,369	Series 2007-2-A2	0.30%	#	03/25/2047	2,051,003

	MASTR Asset Backed Securities Trust,
57,287	Series 2006-NC1-A3	0.38%	#	01/25/2036	56,928

	Merrill Lynch Mortgage Investors Trust,
7,757,226	Series 2005-3-2A	2.19%	#	11/25/2035	7,660,450

	Morgan Stanley Capital, Inc.,
1,279,118	Series 2005-WMC3-M3	0.90%	#	03/25/2035	1,277,847

	Morgan Stanley Mortgage Loan Trust,
98,462	Series 2004-1-1A1	5.00%		11/25/2018	100,719

	Morgan Stanley Re-Remic Trust,
5,719,426	Series 2012-R3-2A	0.43%	#^	02/26/2037	5,364,436

	Opteum Mortgage Acceptance Corporation,
1,497,199	Series 2005-5-2AN	5.68%	#	12/25/2035	1,556,911

	Pacific Bay Ltd.,
10,510,583	Series 2003-1A-A2	1.65%	#^	11/04/2038	10,090,160

	Residential Asset Mortgage Products, Inc.,
8,386,181	Series 2005-EFC7-AI3	0.44%	#	12/25/2035	7,895,430
8,093,733	Series 2006-RS4-A3	0.36%	#	07/25/2036	7,898,727

	Residential Asset Securities Corporation,
3,261,136	Series 2006-KS6-A3	0.34%	#	08/25/2036	3,147,026
2,494,119	Series 2007-KS2-AI2	0.31%	#	02/25/2037	2,483,474

	Residential Funding Mortgage Securities Trust,
115,774	Series 2003-S16-A1	4.75%		09/25/2018	116,714
736,766	Series 2007-HI1-A3	5.72%		03/25/2037	743,296

	Soundview Home Equity Loan Trust,
2,803,062	Series 2007-NS1-A2	0.34%	#	01/25/2037	2,764,763

	Springleaf Mortgage Loan Trust,
6,206,909	Series 2014-3A-A	1.87%	#^	09/25/2057	6,219,211

	Structured Adjustable Rate Mortgage Loan Trust,
2,448,493	Series 2007-1-2A2	4.21%	#	02/25/2037	2,362,028

	Structured Asset Securities Corporation,
561,261	Series 2003-24A-1A3	2.42%	#	07/25/2033	554,298
201,099	Series 2004-15-2A1	4.75%		09/25/2019	203,906
482,866	Series 2005-10-6A1	5.00%		06/25/2020	496,614
2,601,361	Series 2005-AXS-1A3	5.00%	#	03/25/2035	2,615,312

	Towd Point Mortgage Trust,
31,213,127	Series 2015-1-AES	3.00%	^	10/25/2053	31,587,872
28,406,174	Series 2015-2-1A13	2.50%	#^	11/25/2060	28,268,603
37,000,000	Series 2015-4-A1B	2.75%	#^	04/26/2055	37,013,579

	Washington Mutual Mortgage Pass-Through Certificates,
1,344,672	Series 2002-AR16-A	2.33%	#	12/25/2032	1,316,516

	Wells Fargo Alternative Loan Trust,
241,972	Series 2007-PA5-2A1	6.00%		11/25/2022	247,086

	Wells Fargo Mortgage Backed Securities Trust,
5,702,364	Series 2006-AR6-5A1	2.70%	#	03/25/2036	5,708,454

	Wells Fargo Mortgage Loan Trust,
258,856	Series 2012-RR1-A1	2.85%	#^	08/27/2037	259,696

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $410,502,426)				412,270,666

60	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US CORPORATE BONDS 9.0%
4,815,000	AbbVie, Inc.	1.80%		05/14/2018	4,805,004
5,100,000	American Express Credit Corporation	1.80%		07/31/2018	5,100,847
1,795,000	Amgen, Inc.	2.13%		05/15/2017	1,818,540
4,635,000	Anheuser-Busch InBev Worldwide, Inc.	1.38%		07/15/2017	4,634,879
4,520,000	AT&T, Inc.	1.70%		06/01/2017	4,536,471
4,415,000	Bank of America Corporation	2.00%		01/11/2018	4,434,037
4,654,000	BB&T Corporation	2.15%		03/22/2017	4,716,331
2,244,000	Berkshire Hathaway Finance Corporation	0.95%		08/15/2016	2,251,365
2,796,000	Berkshire Hathaway Finance Corporation	1.60%		05/15/2017	2,824,726
4,330,000	Cardinal Health, Inc.	1.95%		06/15/2018	4,337,794
4,591,000	Caterpillar Financial Services Corporation	1.00%		03/03/2017	4,590,949
2,170,000	Celgene Corporation	2.13%		08/15/2018	2,188,862
4,555,000	Chevron Corporation	1.37%		03/02/2018	4,560,243
4,455,000	Cisco Systems, Inc.	1.65%		06/15/2018	4,489,540
4,380,000	Citigroup, Inc.	1.35%		03/10/2017	4,373,461
3,896,000	Comcast Corporation	6.50%		01/15/2017	4,163,059
4,095,000	ConocoPhillips Company	1.05%		12/15/2017	4,063,550
4,099,000	Covidien International Finance S.A.	6.00%		10/15/2017	4,478,641
4,125,000	Daimler Finance North America LLC	1.65%	^	03/02/2018	4,070,204
4,550,000	Duke Energy Corporation	1.63%		08/15/2017	4,568,164
4,455,000	eBay, Inc.	1.35%		07/15/2017	4,431,580
4,112,000	ERP Operating LP	5.75%		06/15/2017	4,403,886
1,150,000	Express Scripts Holding Company	2.65%		02/15/2017	1,169,323
3,410,000	Express Scripts Holding Company	1.25%		06/02/2017	3,400,875
4,360,000	General Electric Capital Corporation	2.90%		01/09/2017	4,465,460
4,281,000	General Mills, Inc.	5.70%		02/15/2017	4,540,664
3,680,000	Goldman Sachs Group, Inc.	5.75%		10/01/2016	3,848,294
575,000	Goldman Sachs Group, Inc.	2.90%		07/19/2018	589,889
3,750,000	Hewlett-Packard Company	3.30%		12/09/2016	3,827,655
552,000	Hewlett-Packard Company	2.60%		09/15/2017	560,454
5,825,000	Hewlett-Packard Company	2.85%	^	10/05/2018	5,817,544
4,955,000	HJ Heinz Company	2.00%	^	07/02/2018	4,965,549
4,885,000	John Deere Capital Corporation	1.60%		07/13/2018	4,901,111
3,950,000	JP Morgan Chase & Company	3.15%		07/05/2016	4,017,320
550,000	JP Morgan Chase & Company	1.35%		02/15/2017	550,826
3,930,000	Kellogg Company	1.75%		05/17/2017	3,947,787
3,642,000	Kinder Morgan Energy Partners LP	6.00%		02/01/2017	3,811,058
3,720,000	Kroger Company	2.20%		01/15/2017	3,767,077
4,260,000	Laboratory Corporation	2.50%		11/01/2018	4,310,813
2,895,000	McGraw Hill Financial, Inc.	2.50%	^	08/15/2018	2,919,153
4,520,000	McKesson Corporation	1.29%		03/10/2017	4,513,026
4,225,000	Metropolitan Life Global Funding	1.50%	^	01/10/2018	4,219,867
4,410,000	Morgan Stanley	1.88%		01/05/2018	4,421,567
4,510,000	MUFG Americas Holdings Corporation	1.63%		02/09/2018	4,501,341
4,348,000	National Rural Utilities Cooperative Finance Corporation	1.10%		01/27/2017	4,361,187
3,810,000	ONEOK Partners LP	3.25%		02/01/2016	3,827,217
3,995,000	Oracle Corporation	2.38%		01/15/2019	4,074,297
400,000	Oracle Corporation	2.25%		10/08/2019	405,142
4,465,000	Phillips 66	2.95%		05/01/2017	4,569,637
4,175,000	PNC Funding Corporation	2.70%		09/19/2016	4,235,053
3,960,000	Procter & Gamble Company	0.75%		11/04/2016	3,965,916
4,759,000	Simon Property Group LP	2.15%		09/15/2017	4,828,044
4,415,000	Southern Company	2.45%		09/01/2018	4,467,375

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,400,000	Toyota Motor Credit Corporation	1.45%		01/12/2018	2,403,600
2,200,000	Toyota Motor Credit Corporation	1.55%		07/13/2018	2,211,077
4,595,000	United Technologies Corporation	1.78%	#	05/04/2018	4,589,330
5,016,000	Walgreens Boots Alliance, Inc.	1.75%		11/17/2017	5,037,193
4,850,000	Wal-Mart Stores, Inc.	1.13%		04/11/2018	4,848,380
3,754,000	Waste Management, Inc.	2.60%		09/01/2016	3,805,982
250,000	Waste Management, Inc.	6.10%		03/15/2018	275,713
3,850,000	WellPoint, Inc.	1.88%		01/15/2018	3,853,638
625,000	WellPoint, Inc.	2.30%		07/15/2018	628,114
4,315,000	Wells Fargo & Company	2.10%		05/08/2017	4,376,320
4,170,000	Xerox Corporation	2.95%		03/15/2017	4,242,746
4,325,000	Zimmer Holdings, Inc.	1.45%		04/01/2017	4,317,894

	Total US Corporate Bonds (Cost $244,190,707)				244,232,641

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 0.7%

	Federal Home Loan Mortgage Corporation,
182,175	Pool G06871	6.00%		06/01/2038	206,948
390,436	Pool G06954	6.00%		05/01/2040	441,334
507,129	Pool N70081	5.50%		07/01/2038	571,567
85,984	Series 3267-BA	5.80%		11/15/2036	93,268
231,622	Series 3818-JA	4.50%		01/15/2040	242,399
75,755	Series 3872-BA	4.00%		06/15/2041	79,625
5,571,275	Series 4050-BC	2.00%		05/15/2041	5,487,428

	Federal National Mortgage Association,
270,062	Series 2011-64-DB	4.00%		07/25/2041	292,131
2,372,705	Series 2012-133-PB	6.50%		04/25/2042	2,704,834

	Federal National Mortgage Association Pass-Thru,
62,045	Pool 995112	5.50%		07/01/2036	69,911
251,290	Pool AB3850	4.00%		11/01/2041	263,615
198,331	Pool AD0189	5.50%		02/01/2039	223,423
366,632	Pool AL1690	6.00%		05/01/2041	414,671
283,603	Pool AL1691	6.00%		06/01/2041	321,131
374,627	Pool AL1744	6.00%		10/01/2040	424,112
7,635,566	Pool AL4292	4.50%		04/01/2026	8,204,430

	Total US Government / Agency Mortgage Backed Obligations (Cost $19,397,477)				20,040,827

US GOVERNMENT BONDS AND NOTES 7.3%
5,850,000	United States Treasury Notes	0.25%		11/30/2015	5,852,059
28,600,000	United States Treasury Notes	3.13%		01/31/2017	29,609,008
19,700,000	United States Treasury Notes	3.25%		03/31/2017	20,509,296
30,600,000	United States Treasury Notes	0.88%		05/15/2017	30,758,171
30,600,000	United States Treasury Notes	1.00%		09/15/2017	30,822,125
27,600,000	United States Treasury Notes	0.88%		01/15/2018	27,676,369
30,600,000	United States Treasury Notes	0.75%		02/28/2018	30,586,261
22,400,000	United States Treasury Notes	0.75%		04/15/2018	22,369,805

	Total US Government Bonds and Notes (Cost $197,569,256)				198,183,094

AFFILIATED MUTUAL FUNDS 1.8% (a)
5,000,000	DoubleLine Low Duration Emerging Markets Fixed Income Fund				47,800,000

	Total Affiliated Mutual Funds (Cost $50,000,000)				47,800,000

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	61

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2015

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 3.5%
31,796,647	BlackRock Liquidity Funds FedFund - Institutional Shares	0.01%	♦		31,796,647
31,796,648	Fidelity Institutional Money Market Government Portfolio - Class I	0.01%	♦		31,796,648
31,796,647	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.04%	♦		31,796,647

	Total Short Term Investments (Cost $95,389,942)				95,389,942

	Total Investments 100.5% (Cost $2,745,578,005)				2,727,886,585
	Liabilities in Excess of Other Assets (0.5)%				(12,626,855)

	NET ASSETS 100.0%				$2,715,259,730

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	19.2%
Foreign Corporate Bonds	17.8%
Non-Agency Commercial Mortgage Backed Obligations	16.4%
Non-Agency Residential Collateralized Mortgage Obligations	15.2%
US Corporate Bonds	9.0%
US Government Bonds and Notes	7.3%
Bank Loans	6.8%
Short Term Investments	3.5%
Asset Backed Obligations	1.8%
Affiliated Mutual Funds	1.8%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	1.0%
US Government / Agency Mortgage Backed Obligations	0.7%
Other Assets and Liabilities	(0.5)%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	81.5%
Chile	2.9%
Mexico	2.8%
Colombia	2.4%
Peru	1.9%
Panama	1.5%
Singapore	1.4%
Brazil	1.2%
China	0.9%
Israel	0.7%
United Kingdom	0.5%
Canada	0.5%
Costa Rica	0.5%
Guatemala	0.5%
Australia	0.4%
Indonesia	0.3%
France	0.2%
South Korea	0.1%
Qatar	0.1%
India	0.1%
Paraguay	0.1%
Other Assets and Liabilities	(0.5)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	19.2%
Non-Agency Commercial Mortgage Backed Obligations	16.4%
Non-Agency Residential Collateralized Mortgage Obligations	15.2%
Banking	10.0%
US Government Bonds and Notes	7.3%
Short Term Investments	3.5%
Oil & Gas	2.9%
Media	2.1%
Healthcare	1.8%
Asset Backed Obligations	1.8%
Affiliated Mutual Funds	1.8%
Transportation	1.5%
Electronics/Electric	1.4%
Telecommunications	1.3%
Utilities	1.1%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	1.0%
Consumer Products	0.9%
Technology	0.9%
Finance	0.8%
Industrial Equipment	0.7%
US Government / Agency Mortgage Backed Obligations	0.7%
Food Products	0.7%
Leisure	0.7%
Business Equipment and Services	0.6%
Retailers (other than Food/Drug)	0.6%
Mining	0.5%
Food/Drug Retailers	0.5%
Conglomerates	0.4%
Beverage and Tobacco	0.4%
Aerospace & Defense	0.4%
Pulp & Paper	0.4%
Construction	0.3%
Real Estate	0.3%
Pharmaceuticals	0.3%
Chemicals/Plastics	0.3%
Insurance	0.3%
Automotive	0.3%
Building and Development	0.3%
Hotels/Motels/Inns and Casinos	0.2%
Energy	0.3%
Financial Intermediaries	0.2%
Environmental Control	0.2%
Other Assets and Liabilities	(0.5)%

100.0%

62	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2015

#	Variable rate security. Rate disclosed as of September 30, 2015.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2015, the value of these securities amounted to $997,115,973 or 36.7% of net assets.

¥	Illiquid security. At September 30, 2015, the value of these securities amount to $5,025,000 or 0.2% of net assets.

†	Perpetual Maturity

I/O	Interest only security

(a)	Institutional class shares held

♦	Seven-day yield as of September 30, 2015

Investments in Affiliates

Generally, an issuer is an affiliate of a Fund under the Investment Company Act of 1940 if the Fund holds 5% or more of the outstanding voting securities of the issuer or if the issuer is under common control with the Fund.

A summary of the DoubleLine Low Duration Bond Fund’s investments in affiliated mutual funds for the period ended September 30, 2015 is as follows:

Fund	Value at March 31, 2015	Gross Purchases	Gross Sales	Shares Held at September 30, 2015	Value at September 30, 2015	Dividend Income Earned in the Period Ended September 30, 2015	Net Realized Gain (Loss) in the Period Ended September 30, 2015
DoubleLine Low Duration Emerging Markets Fixed Income Fund	$49,150,000	$—	$—	5,000,000	$47,800,000	$861,071	$—

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	63

Schedule of Investments DoubleLine Floating Rate Fund	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
BANK LOANS 89.2%

AEROSPACE & DEFENSE 1.9%

	B/E Aerospace, Inc.,
3,062,727	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	12/16/2021	3,071,824

	Jazz Acquisition, Inc.,
3,078,657	Guaranteed Senior Secured 1st Lien Term Loan	4.50%	#	06/18/2021	3,028,644

					6,100,468

AUTOMOTIVE 4.9%

	American Tire Distributors, Inc.,
3,027,393	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	09/01/2021	3,037,475

	Dealer Tire LLC,
3,034,606	Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	12/22/2021	3,059,278

	Federal-Mogul Holdings Corporation,
3,154,925	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	4.75%	#	04/15/2021	3,002,447

	TI Group Automotive Systems LLC,
3,115,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	06/30/2022	3,081,249

	Transtar Holding Company,
3,994,557	Senior Secured 1st Lien Term Loan	5.75%	#	10/09/2018	3,874,720

					16,055,169

BUILDING AND DEVELOPMENT 5.2%

	Builders Firstsource, Inc.,
3,140,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	6.00%	#	07/29/2022	3,119,888

	Capital Automotive LP,
3,060,892	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	04/10/2019	3,064,168

	Gates Global LLC,
1,585,995	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	07/05/2021	1,506,973

	Jeld-Wen, Inc.,
3,095,000	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	06/30/2022	3,091,147

	Summit Materials LLC,
3,077,288	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/18/2022	3,075,364

	TMS International Corporation,
3,165,536	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	10/16/2020	3,070,569

					16,928,109

BUSINESS EQUIPMENT AND SERVICES 9.9%

	AlixPartners LLP,
3,130,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	07/28/2022	3,126,588

	Allied Security Holdings LLC,
3,134,696	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	02/12/2021	3,102,049

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Brand Energy & Infrastructure Services, Inc.,
3,387,423	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	11/26/2020	3,074,087

	Duff & Phelps Corporation,
3,137,500	Senior Secured 1st Lien Term Loan, Tranche B1	4.75%	#	04/23/2020	3,129,656

	Hillman Group, Inc.,
3,117,184	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	06/30/2021	3,111,340

	Mitchell International, Inc.,
1,544,603	Guaranteed Secured 2nd Lien Term Loan	8.50%	#	10/11/2021	1,543,321

	Protection One, Inc.,
3,100,000	Senior Secured 1st Lien Term Loan	5.00%	#	07/01/2021	3,105,828

	RCS Capital Corporation,
3,042,790	Guaranteed Senior Secured 1st Lien Term Loan	7.50%	#	04/29/2019	2,867,829

	TransUnion LLC,
3,082,177	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.50%	#	04/09/2021	3,056,179

	Travelport Finance Luxembourg S.A.R.L.,
2,977,500	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	09/02/2021	2,967,272

	USAGM HoldCo LLC,
216,707	Senior Secured 1st Lien Delayed-Draw Term Loan	4.75%	#&	07/28/2022	214,472
3,073,293	Senior Secured 1st Lien Term Loan	4.75%	#	07/28/2022	3,041,608

					32,340,229

CHEMICALS/PLASTICS 4.2%

	Arizona Chemical, Inc.,
3,054,977	Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	06/11/2021	3,055,817

	Chemours Company,
1,623,575	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	05/12/2022	1,428,243

	MacDermid, Inc.,
3,042,462	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.75%	#	06/05/2020	2,968,302

	Solenis International LP,
3,182,128	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	07/31/2021	3,147,332

	Univar, Inc.,
3,095,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/01/2022	3,042,524

					13,642,218

CONTAINERS AND GLASS PRODUCTS 3.7%

	Ardagh Packaging Finance,
3,067,102	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	4.00%	#	12/17/2019	3,060,401

	Coveris Holdings S.A.,
3,082,778	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	05/08/2019	3,082,130

64	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Kloeckner Pentaplast of America, Inc.,
901,931	Senior Secured 1st Lien Term Loan	5.00%	#	04/28/2020	906,021
2,110,519	Senior Secured 1st Lien Term Loan	5.00%	#	04/28/2020	2,120,090

	Reynolds Group Holdings, Inc.,
3,069,774	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	4.50%	#	11/30/2018	3,075,008

					12,243,650

COSMETICS/TOILETRIES 1.9%

	KIK Custom Products, Inc.,
3,120,000	Senior Secured 1st Lien Term Loan, Tranche B	6.00%	#	08/26/2022	3,062,811

	Prestige Brands, Inc.,
3,044,508	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3	3.51%	#	09/03/2021	3,047,217

					6,110,028

ELECTRONICS/ELECTRIC 4.1%

	Allflex Holdings, Inc.,
3,035,151	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/17/2020	3,004,799

	Applied Systems, Inc.,
1,541,131	Secured 2nd Lien Term Loan, Tranche B	7.50%	#	01/24/2022	1,531,499

	BMC Software Finance, Inc.,
3,322,584	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	09/10/2020	3,031,027

	Ensemble S Merger Sub, Inc.,
2,710,000	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	09/16/2022	2,707,886

	Freescale Semiconductor, Inc.,
1,523,312	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B5	5.00%	#	01/15/2021	1,526,168

	Informatica Corporation,
1,555,000	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	08/05/2022	1,548,080

					13,349,459

FINANCIAL INTERMEDIARIES 3.3%

	First Data Corporation,
3,095,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C1	3.70%	#	03/23/2018	3,074,217

	Grosvenor Capital Management Holdings LLP,
3,159,967	Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	01/04/2021	3,132,318

	Guggenheim Partners Investment Management Holdings LLC,
3,050,151	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/22/2020	3,059,042

	National Financial Partners Corporation,
1,556,775	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	07/01/2020	1,533,423

					10,799,000

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOOD PRODUCTS 3.8%

	Candy Intermediate Holdings, Inc.,
3,064,553	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	7.50%	#	06/18/2018	3,041,569

	CSM Bakery Supplies LLC,
3,085,175	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	07/03/2020	3,059,476

	DE Master Blenders,
3,140,000	Senior Secured 1st Lien Term Loan, Tranche B1	4.25%	#	07/02/2022	3,144,914

	Hostess Brands LLC,
3,085,000	Senior Secured 1st Lien Term Loan	4.50%	#	08/03/2022	3,093,175

					12,339,134

FOOD/DRUG RETAILERS 1.8%

	Albertson’s Holdings LLC,
3,070,708	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4	5.50%	#	08/25/2021	3,075,268

	Burger King Corporation,
3,028,268	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.75%	#	12/10/2021	3,018,047

					6,093,315

HEALTHCARE 8.2%

	Air Medical Group Holdings, Inc.,
3,159,275	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	04/28/2022	3,124,239

	Akorn, Inc.,
3,057,280	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	04/16/2021	3,054,421

	Alere, Inc.,
3,107,500	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	06/20/2022	3,111,866

	American Renal Holdings, Inc.,
3,073,763	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	08/20/2019	3,057,119

	Pharmaceutical Product Development LLC,
1,406,475	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	08/18/2022	1,393,071

	PharMEDium Healthcare Corporation,
3,762,222	Senior Secured 1st Lien Term Loan	4.25%	#	01/28/2021	3,729,303

	Select Medical Corporation,
3,088,311	Guaranteed Senior Secured 1st Lien Term Loan, Tranche E	3.75%	#	06/01/2018	3,086,874

	Surgery Center Holdings, Inc.,
3,110,360	Guaranteed Senior Secured 1st Lien Term Loan	5.25%	#	11/03/2020	3,114,730

	US Renal Care, Inc.,
3,075,714	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	07/03/2019	3,074,423

					26,746,046

HOTELS/MOTELS/INNS AND CASINOS 4.7%

	Eldorado Resorts, Inc.,
3,086,450	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/23/2022	3,088,379

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	65

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Four Seasons Holdings, Inc.,
3,083,911	Guaranteed Senior Secured 1st Lien Term Loan	3.50%	#	06/27/2020	3,069,463

	Hilton Worldwide Finance LLC,
3,278,932	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	10/26/2020	3,275,850

	Scientific Games International, Inc.,
3,096,244	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	6.00%	#	10/01/2021	3,061,891

	Station Casinos LLC,
3,062,604	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	03/02/2020	3,061,333

					15,556,916

INDUSTRIAL EQUIPMENT 8.2%

	Crosby Acquisition Corporation,
2,940,076	Senior Secured 1st Lien Term Loan	3.75%	#	11/23/2020	2,572,566

	Dynacast International LLC,
3,062,306	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	01/28/2022	3,051,787

	Filtration Group, Inc.,
3,145,000	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	11/20/2020	3,149,592

	Mauser Holding GmbH,
2,733,073	Guaranteed Senior Secured 1st Lien Term Loan	4.50%	#	07/31/2021	2,728,686

	Milacron LLC,
2,641,096	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	09/28/2020	2,641,096

	North American Lifting,
3,979,770	Guaranteed Senior Secured 1st Lien Term Loan	5.50%	#	11/27/2020	3,631,540

	PODS LLC,
3,141,125	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	02/02/2022	3,117,566

	RBS Global, Inc.,
3,082,137	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	08/21/2020	3,058,528

	Signode Industrial Group, Inc.,
3,009,926	Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	04/30/2021	2,991,114

					26,942,475

INSURANCE 1.9%

	Asurion LLC,
1,596,000	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	08/04/2022	1,512,960
1,953,667	Senior Secured 1st Lien Term Loan, Tranche B1	5.00%	#	05/24/2019	1,868,682

	York Risk Services Group, Inc.,
2,970,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	10/01/2021	2,859,873

					6,241,515

LEISURE 2.8%

	Emerald Expositions Holdings, Inc.,
3,059,065	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	06/17/2020	3,057,153

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Live Nation Entertainment, Inc.,
3,052,214	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	3.50%	#	08/14/2020	3,049,665

	Nord Anglia Education Finance LLC,
3,148,002	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	03/31/2021	3,098,831

					9,205,649

MEDIA 4.0%

	CCO Safari III LLC,
790,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche I	3.50%	#	01/24/2023	786,876

	CSC Holdings LLC,
3,070,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	09/23/2022	3,056,952

	MGOC, Inc.,
3,014,645	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	4.00%	#	07/31/2020	2,995,502

	TWCC Holding Corporation,
3,102,206	Guaranteed Senior Secured 1st Lien Term Loan	5.75%	#	02/11/2020	3,089,797

	Univision Communications Inc,
3,107,850	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C3	4.00%	#	02/28/2020	3,092,078

					13,021,205

OIL & GAS 2.1%

	Energy Transfer Equity LP,
3,118,235	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	4.00%	#	12/02/2019	3,074,705

	MEG Energy Corporation,
3,958,885	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	03/31/2020	3,712,009

					6,786,714

PHARMACEUTICALS 1.9%

	Endo Luxembourg Finance I Company S.A.R.L.,
3,065,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	09/24/2022	3,060,693

	Valeant Pharmaceuticals International, Inc.,
3,125,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche BF1	4.00%	#	04/01/2022	3,097,672

					6,158,365

RETAILERS (OTHER THAN FOOD/DRUG) 5.0%

	Michaels Stores, Inc.,
3,053,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.00%	#	01/28/2020	3,060,617

	National Vision, Inc.,
3,220,000	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	03/12/2021	3,132,802

	Neiman Marcus Group LLC,
1,539,875	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	10/23/2020	1,510,040

66	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Party City Holdings, Inc.,
1,890,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	08/19/2022	1,888,819

	Serta Simmons Holdings LLC,
3,714,179	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	10/01/2019	3,721,589

	Spin Holdco, Inc.,
3,120,474	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	11/14/2019	3,065,881

					16,379,748

TELECOMMUNICATIONS 1.9%

	Intelsat Jackson Holdings S.A.,
3,120,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.75%	#	06/28/2019	3,041,220

	Level 3 Financing, Inc.,
3,090,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche BII	3.50%	#	05/31/2022	3,070,687

					6,111,907

UTILITIES 3.8%

	Calpine Corporation,
3,115,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B5	3.50%	#	05/27/2022	3,070,876

	EFS Cogen Holdings LLC,
2,908,927	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	12/17/2020	2,902,572

	Southeast PowerGen LLC,
3,135,000	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	12/02/2021	3,131,081

	TPF II Power LLC,
3,306,641	Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	10/01/2021	3,310,444

					12,414,973

	Total Bank Loans (Cost $294,176,395)				291,566,292

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US CORPORATE BONDS 2.6%
1,000,000	CommScope Technologies Finance LLC	6.00%	^	06/15/2025	961,880
2,601,000	HD Supply, Inc.	7.50%		07/15/2020	2,718,045
3,300,000	Infor, Inc.	6.50%	^	05/15/2022	3,036,000
2,000,000	TransDigm, Inc.	6.50%	^	05/15/2025	1,887,500

	Total US Corporate Bonds (Cost $9,049,192)				8,603,425

SHORT TERM INVESTMENTS 10.1%
11,029,896	BlackRock Liquidity Funds FedFund - Institutional Shares	0.01%	♦		11,029,896
11,029,896	Fidelity Institutional Money Market Government Portfolio - Class I	0.01%	♦		11,029,896
11,029,895	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.04%	♦		11,029,895

	Total Short Term Investments (Cost $33,089,687)				33,089,687

	Total Investments 101.9% (Cost $336,315,274)				333,259,404
	Liabilities in Excess of Other Assets (1.9)%				(6,355,589)

	NET ASSETS 100.0%				$326,903,815

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Bank Loans	89.2%
Short Term Investments	10.1%
US Corporate Bonds	2.6%
Other Assets and Liabilities	(1.9)%

100.0%

#	Variable rate security. Rate disclosed as of September 30, 2015.

&	Unfunded or partially unfunded loan commitment

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2015, the value of these securities amounted to $5,885,380 or 1.8% of net assets.

♦	Seven-day yield as of September 30, 2015

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	67

Schedule of Investments DoubleLine Shiller Enhanced CAPE®	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 0.6%

	Blue Elephant Loan Trust,
705,076	Series 2015-1-A	3.12%	^	12/15/2022	705,076

	Citi Held For Asset Issuance,
1,000,000	Series 2015-PM1-B	2.93%	^	12/15/2021	993,400

	Consumer Credit Origination Loan Trust,
1,585,635	Series 2015-1-A	2.82%	^	03/15/2021	1,592,939

	Total Asset Backed Obligations (Cost $3,295,476)				3,291,415

BANK LOANS 3.0%

	Air Medical Group Holdings, Inc.,
169,288	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	04/28/2022	167,410

	Albertson’s Holdings LLC,
166,338	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4	5.50%	#	08/25/2021	166,585

	Alere, Inc.,
169,688	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	06/20/2022	169,926

	AlixPartners LLP,
175,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	07/28/2022	174,809

	Allied Security Holdings LLC,
169,591	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	02/12/2021	167,824

	American Renal Holdings, Inc.,
168,325	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	08/20/2019	167,414

	American Tire Distributors, Inc.,
164,586	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	09/01/2021	165,135

	Applied Systems, Inc.,
85,000	Secured 2nd Lien Term Loan, Tranche B	7.50%	#	01/24/2022	84,469

	Ardagh Packaging Finance,
168,310	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	4.00%	#	12/17/2019	167,942

	Arizona Chemical, Inc.,
160,327	Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	06/11/2021	160,371

	Asurion LLC,
199,500	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	08/04/2022	189,120
246,053	Senior Secured 1st Lien Term Loan, Tranche B1	5.00%	#	05/24/2019	235,350

	B/E Aerospace, Inc.,
169,091	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	12/16/2021	169,593

	BMC Software Finance, Inc.,
181,903	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	09/10/2020	165,941

	Builders Firstsource, Inc.,
175,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	6.00%	#	07/29/2022	173,879

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Burger King Corporation,
378,534	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.75%	#	12/10/2021	377,256

	Calpine Corporation,
169,575	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B5	3.50%	#	05/27/2022	167,173

	Candy Intermediate Holdings, Inc.,
162,024	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	7.50%	#	06/18/2018	160,809

	Capital Automotive LP,
166,873	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	04/10/2019	167,051

	CCO Safari III LLC,
45,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche I	3.50%	#	01/23/2023	44,822

	Chemours Company,
89,825	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	05/12/2022	79,018

	Coveris Holdings S.A.,
168,306	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	05/08/2019	168,271

	Crosby Acquisition Corporation,
498,731	Senior Secured 1st Lien Term Loan	3.75%	#	11/23/2020	436,390

	CSC Holdings LLC,
175,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	09/23/2022	174,256

	DE Master Blenders,
170,000	Senior Secured 1st Lien Term Loan, Tranche B1	4.25%	#	07/02/2022	170,266

	Dealer Tire LLC,
168,323	Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	12/22/2021	169,691

	Duff & Phelps Corporation,
175,000	Senior Secured 1st Lien Term Loan, Tranche B1	4.75%	#	04/23/2020	174,563

	Dynacast International LLC,
168,327	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	01/28/2022	167,749

	EFS Cogen Holdings LLC,
161,671	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	12/17/2020	161,318

	Eldorado Resorts, Inc.,
174,563	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/23/2022	174,672

	Emerald Expositions Holdings, Inc.,
169,516	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	06/17/2020	169,410

	Endo Luxembourg Finance I Company S.A.R.L.,
200,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	09/26/2022	199,719

	Energy Transfer Equity LP,
170,882	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	4.00%	#	12/02/2019	168,497

	Ensemble S Merger Sub, Inc.,
150,000	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	09/16/2022	149,883

	Federal-Mogul Holdings Corporation,
172,487	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	4.75%	#	04/15/2021	164,151

	Filtration Group, Inc.,
175,000	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	11/20/2020	175,256

68	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	First Data Corporation,
170,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C1	3.70%	#	03/23/2018	168,858

	Four Seasons Holdings, Inc.,
169,409	Guaranteed Senior Secured 1st Lien Term Loan	3.50%	#	06/27/2020	168,616

	Freescale Semiconductor, Inc.,
82,259	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B5	5.00%	#	01/15/2021	82,413

	Gates Global LLC,
87,273	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	07/05/2021	82,925

	Grosvenor Capital Management Holdings LLP,
175,000	Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	01/04/2021	173,469

	Guggenheim Partners Investment Management Holdings LLC,
167,462	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/22/2020	167,950

	Hillman Group, Inc.,
175,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	06/30/2021	174,672

	Hilton Worldwide Finance LLC,
432,500	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	10/26/2020	432,093

	Hostess Brands LLC,
280,000	Senior Secured 1st Lien Term Loan	4.50%	#	08/03/2022	280,742

	Informatica Corporation,
85,000	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	08/05/2022	84,622

	Intelsat Jackson Holdings S.A.,
170,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.75%	#	06/28/2019	165,708

	Jeld-Wen, Inc.,
170,000	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	06/30/2022	169,788

	KIK Custom Products, Inc.,
175,000	Senior Secured 1st Lien Term Loan, Tranche B	6.00%	#	08/26/2022	171,792

	Kloeckner Pentaplast of America, Inc.,
113,488	Senior Secured 1st Lien Term Loan	5.00%	#	04/28/2020	114,003
265,562	Senior Secured 1st Lien Term Loan	5.00%	#	04/28/2020	266,766

	Level 3 Financing, Inc.,
170,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche BII	3.50%	#	05/31/2022	168,938

	Live Nation Entertainment, Inc.,
168,302	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	3.50%	#	08/14/2020	168,161

	Mauser Holding GmbH,
165,831	Guaranteed Senior Secured 1st Lien Term Loan	4.50%	#	07/31/2021	165,565

	MEG Energy Corporation,
179,534	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	03/31/2020	168,338

	MGOC, Inc.,
167,598	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	4.00%	#	07/31/2020	166,534

	Michaels Stores, Inc.,
168,741	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.00%	#	01/28/2020	169,162

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Milacron LLC,
330,137	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	09/28/2020	330,137

	Mitchell International, Inc.,
85,000	Guaranteed Secured 2nd Lien Term Loan	8.50%	#	10/11/2021	84,929

	National Financial Partners Corporation,
82,134	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	07/01/2020	80,902

	National Vision, Inc.,
175,000	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	03/12/2021	170,261

	Neiman Marcus Group LLC,
82,475	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	10/23/2020	80,877

	Nord Anglia Education Finance LLC,
175,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	03/31/2021	172,267

	North American Lifting,
497,471	Guaranteed Senior Secured 1st Lien Term Loan	5.50%	#	11/27/2020	453,943

	Party City Holdings, Inc.,
105,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	08/19/2022	104,934

	Pharmaceutical Product Development LLC,
174,563	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	08/18/2022	172,899

	PODS LLC,
175,000	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	02/02/2022	173,688

	Prestige Brands, Inc.,
175,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3	3.51%	#	09/03/2021	175,156

	Protection One, Inc.,
205,000	Senior Secured 1st Lien Term Loan	5.00%	#	07/01/2021	205,385

	RBS Global, Inc.,
169,567	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	08/21/2020	168,269

	RCS Capital Corporation,
167,426	Guaranteed Senior Secured 1st Lien Term Loan	7.50%	#	04/29/2019	157,799

	Reynolds Group Holdings, Inc.,
167,336	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	4.50%	#	11/30/2018	167,621

	Scientific Games International, Inc.,
171,715	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	6.00%	#	10/01/2021	169,810

	Select Medical Corporation,
170,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche E	3.75%	#	06/01/2018	169,921

	Serta Simmons Holdings LLC,
175,000	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	10/01/2019	175,349

	Signode Industrial Group, Inc.,
164,894	Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	04/30/2021	163,864

	Solenis International LP,
175,000	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	07/31/2021	173,086

	Southeast PowerGen LLC,
175,000	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	12/02/2021	174,781

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	69

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Spin Holdco, Inc.,
172,067	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	11/14/2019	169,056

	Station Casinos LLC,
167,172	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	03/02/2020	167,103

	Summit Materials LLC,
169,575	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/18/2022	169,469

	Surgery Center Holdings, Inc.,
175,000	Guaranteed Senior Secured 1st Lien Term Loan	5.25%	#	11/03/2020	175,246

	TI Group Automotive Systems LLC,
170,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	06/30/2022	168,158

	TPF II Power LLC,
175,000	Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	10/01/2021	175,201

	TransUnion LLC,
172,044	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.50%	#	04/09/2021	170,593

	Travelport Finance Luxembourg S.A.R.L.,
167,494	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	09/02/2021	166,918

	TWCC Holding Corporation,
248,750	Guaranteed Senior Secured 1st Lien Term Loan	5.75%	#	02/11/2020	247,755

	Univar, Inc.,
170,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/01/2022	167,118

	Univision Communications Inc,
166,040	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C3	4.00%	#	02/28/2020	165,197

	US Renal Care, Inc.,
167,042	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	07/03/2019	166,972

	USAGM HoldCo LLC,
27,665	Senior Secured 1st Lien Delayed-Draw Term Loan	6.00%	#&	07/28/2022	27,379
392,335	Senior Secured 1st Lien Term Loan	4.75%	#	07/28/2022	388,290

	Valeant Pharmaceuticals International, Inc.,
170,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche BF1	4.00%	#	04/01/2022	168,513

	Total Bank Loans (Cost $16,670,462)				16,475,950

COLLATERALIZED LOAN OBLIGATIONS 20.5%

	AB Ltd.,
500,000	Series 2007-1A-B	1.04%	#^	04/15/2021	500,085

	Adams Mill Ltd.,
1,000,000	Series 2014-1A-A1	1.77%	#^	07/15/2026	996,208
250,000	Series 2014-1A-D1	3.79%	#^	07/15/2026	234,881

	AIMCO,
495,288	Series 2006-AA-A1	0.58%	#^	08/20/2020	492,437

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	ALM Loan Funding,
2,500,000	Series 2012-7A-A1	1.71%	#^	10/19/2024	2,497,086

	Anchorage Capital Ltd.,
650,000	Series 2014-3A-A2A	2.54%	#^	04/28/2026	650,957

	Apidos Ltd.,
1,000,000	Series 2006-4A-C	1.05%	#^	10/27/2018	992,680
2,000,000	Series 2007-5A-B	0.99%	#^	04/15/2021	1,951,801
2,000,000	Series 2013-16A-A1	1.74%	#^	01/19/2025	1,988,971
500,000	Series 2014-19A-D	4.04%	#^	10/17/2026	483,261
1,000,000	Series 2015-20A-A1	1.84%	#^	01/16/2027	998,535
500,000	Series 2015-20A-A2	2.64%	#^	01/16/2027	500,946

	ARES Ltd.,
870,940	Series 2007-12A-A	0.96%	#^	11/25/2020	858,270
500,000	Series 2014-1A-A2	2.29%	#^	04/17/2026	497,714
817,574	Series 2014-30A-A2	1.14%	#^	04/20/2023	814,020

	Atrium Corporation,
544,859	Series 5A-A2A	0.55%	#^	07/20/2020	541,557

	Avalon Capital Ltd.,
1,810,219	Series 2014-1AR-AR	1.46%	#^	04/17/2023	1,810,534

	Avery Point Ltd.,
250,000	Series 2013-2A-D	3.74%	#^	07/17/2025	235,461
500,000	Series 2014-1A-C	3.40%	#^	04/25/2026	496,811

	Babson Ltd.,
456,241	Series 2007-1A-A1	0.51%	#^	01/18/2021	449,178
240,226	Series 2007-1A-A2A	0.50%	#^	01/18/2021	238,509
500,000	Series 2014-3A-C1	3.29%	#^	01/15/2026	496,293
500,000	Series 2014-3A-D2	4.59%	#^	01/15/2026	498,709
2,500,000	Series 2015-2A-D	3.89%	#^	07/20/2027	2,443,025

	Betony Ltd.,
1,000,000	Series 2015-1A-C	3.46%	#^	04/15/2027	1,000,207
1,000,000	Series 2015-1A-D	3.89%	#^	04/15/2027	946,641

	Birchwood Park Ltd.,
500,000	Series 2014-1A-C2	3.44%	#^	07/15/2026	499,749
500,000	Series 2014-1A-D2	4.49%	#^	07/15/2026	499,596

	Black Diamond Ltd.,
175,541	Series 2005-2A-A	0.54%	#^	01/07/2018	175,233

	BlackRock Senior Income,
491,770	Series 2006-4A-A	0.53%	#^	04/20/2019	489,911

	BlueMountain Ltd.,
2,500,000	Series 2012-2A-A1	1.75%	#^	11/20/2024	2,503,022
1,000,000	Series 2013-1A-A1	1.52%	#^	05/15/2025	987,409
2,500,000	Series 2013-4A-A	1.79%	#^	04/15/2025	2,492,784
1,000,000	Series 2014-4A-B1	2.72%	#^	11/30/2026	1,001,737
4,000,000	Series 2015-3A-A1	1.81%	#^	10/20/2027	3,991,541

	Canyon Capital Ltd.,
1,000,000	Series 2012-1A-C	3.09%	#^	01/15/2024	981,182
1,500,000	Series 2014-1A-B	2.95%	#^	04/30/2025	1,450,471

	Carlyle Global Market Strategies Ltd.,
1,250,000	Series 2014-1A-C	3.29%	#^	04/17/2025	1,240,352
500,000	Series 2014-3A-B	3.45%	#^	07/27/2026	498,084
500,000	Series 2014-3A-C2	4.50%	#^	07/27/2026	500,427

	Carlyle High Yield Partners Ltd.,
1,074,577	Series 2006-8A-A2A	0.57%	#^	05/21/2021	1,066,733
500,000	Series 2006-8A-B	0.71%	#^	05/21/2021	485,353
1,987,042	Series 2007-10-A1	0.51%	#^	04/19/2022	1,924,848
771,651	Series 2007-10A-A2A	0.50%	#^	04/19/2022	759,034

	Catamaran Ltd.,
250,000	Series 2014-1A-B	2.94%	#^	04/20/2026	242,306
1,000,000	Series 2015-1A1-B	2.50%	#^	04/22/2027	1,006,672
2,000,000	Series 2015-1A-A	1.85%	#^	04/22/2027	1,994,507

	Cent Ltd.,
1,500,000	Series 2005-10A-D	2.09%	#^	12/15/2017	1,484,682
1,000,000	Series 2013-19A-A1A	1.62%	#^	10/29/2025	991,171
500,000	Series 2014-22A-B	3.51%	#^	11/07/2026	500,608
250,000	Series 2014-22A-C	4.06%	#^	11/07/2026	241,634

	ColumbusNova Ltd.,
500,000	Series 2006-2A-D	1.81%	#^	04/04/2018	500,489

70	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Cornerstone Ltd.,
941,885	Series 2007-1A-A1S	0.51%	#^	07/15/2021	933,425

	Dryden Leveraged Loan,
800,000	Series 2006-11A-C1	1.89%	#^	04/12/2020	776,016

	Eaton Vance Ltd.,
2,500,000	Series 2006-8A-B	0.97%	#^	08/15/2022	2,380,386

	Flatiron Ltd.,
500,000	Series 2013-1A-B	3.04%	#^	01/17/2026	481,762
250,000	Series 2014-1A-C	3.59%	#^	07/17/2026	232,615

	Franklin Ltd.,
121,300	Series 2006-5A-A2	0.60%	#^	06/15/2018	120,921

	Galaxy Ltd.,
2,000,000	Series 2014-18A-A	1.76%	#^	10/15/2026	1,992,069
500,000	Series 2014-18A-D1	3.99%	#^	10/15/2026	457,532

	GoldenTree Loan Opportunities Ltd.,
700,000	Series 2012-6A-D	4.49%	#^	04/17/2022	700,324

	Gulf Stream Ltd.,
613,881	Series 2007-1A-A1A	0.56%	#^	06/17/2021	611,064

	Halcyon Loan Advisors Funding Ltd.,
500,000	Series 2012-1X-A2	2.77%	#	08/15/2023	500,733
500,000	Series 2013-2A-C	3.00%	#^	08/01/2025	472,723
250,000	Series 2013-2A-D	4.10%	#^	08/01/2025	233,610
500,000	Series 2014-2A-C	3.79%	#^	04/28/2025	458,691

	Hildene Ltd.,
3,000,000	Series 2015-4A-A1A	1.78%	#^	07/23/2027	2,974,684

	ING Ltd.,
1,785,310	Series 2012-1RA-A1R	1.54%	#^	03/14/2022	1,783,460
500,000	Series 2012-1RA-BR	3.09%	#^	03/14/2022	503,444

	Inwood Park Ltd.,
1,000,000	Series 2006-1A-B	0.68%	#^	01/20/2021	977,014

	Jamestown Ltd.,
1,000,000	Series 2015-6A-A1A	1.93%	#^	02/20/2027	996,660

	LCM LP,
500,000	Series 10AR-BR	2.19%	#^	04/15/2022	500,618
500,000	Series 10AR-CR	3.14%	#^	04/15/2022	502,209
500,000	Series 11A-B	2.44%	#^	04/19/2022	500,654
250,000	Series 11A-D2	4.24%	#^	04/19/2022	250,593
500,000	Series14A-D	3.79%	#^	07/15/2025	478,747
500,000	Series 15A-C	3.43%	#^	08/25/2024	499,052
250,000	Series 16A-D	3.89%	#^	07/15/2026	240,505
185,611	Series 5A-C	1.02%	#^	03/21/2019	185,655

	Limerock Ltd.,
1,800,000	Series 2014-2A-A	1.79%	#^	04/18/2026	1,798,688

	Madison Park Funding Ltd.,
2,400,000	Series 2012-10A-A1A	1.66%	#^	01/20/2025	2,400,400
250,000	Series 2014-13A-D	3.64%	#^	01/19/2025	238,365
250,000	Series 2014-14A-C1	3.39%	#^	07/20/2026	250,618
1,000,000	Series 2014-14A-D	3.89%	#^	07/20/2026	966,158
1,000,000	Series 2014-15A-C	4.00%	#^	01/27/2026	982,742
1,000,000	Series 2015-16A-B	3.30%	#^	04/20/2026	992,185

	Magnetite Ltd.,
1,000,000	Series 2014-11A-C	3.77%	#^	01/18/2027	957,056

	MAPS Fund Ltd.,
1,000,000	Series 2007-2A-B	1.19%	#^	07/20/2022	963,752

	Nautique Funding Ltd.,
500,000	Series 2006-1A-C	1.99%	#^	04/15/2020	488,829

	Navigare Funding Ltd.,
3,000,000	Series 2007-2A-C	1.04%	#^	04/17/2021	2,933,032

	North End Ltd.,
500,000	Series 2013-1A-C	3.04%	#^	07/17/2025	486,268
250,000	Series 2013-1A-D	3.79%	#^	07/17/2025	237,346

	Ocean Trails,
500,000	Series 2006-1A-A2	0.74%	#^	10/12/2020	484,170

	OCP Ltd.,
250,000	Series 2012-2A-A2	1.81%	#^	11/22/2023	250,622

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Octagon Investment Partners Ltd.,
1,000,000	Series 2014-1A-A	1.78%	#^	11/22/2025	994,868
2,500,000	Series 2014-1A-A	1.81%	#^	04/15/2026	2,493,354
500,000	Series 2014-1A-B	3.48%	#^	11/14/2026	496,154
750,000	Series 2014-1A-C	3.93%	#^	11/14/2026	717,979

	OHA Intrepid Leverage Loan Fund Ltd.,
1,141,347	Series 2011-1AR-AR	1.20%	#^	04/20/2021	1,141,838

	OZLM Funding Ltd.,
500,000	Series 2013-5A-A1	1.79%	#^	01/17/2026	498,514

	OZLM Ltd.,
1,000,000	Series 2015-11A-A1A	1.85%	#^	01/30/2027	997,469
1,000,000	Series 2015-11A-A2A	2.55%	#^	01/30/2027	998,226

	Pinnacle Park Ltd.,
500,000	Series 2014-1A-C	3.39%	#^	04/15/2026	498,125

	Race Point Ltd.,
250,000	Series 2012-6RA-CR	3.44%	#^	05/24/2023	251,309
250,000	Series 2012-6RA-DR	4.44%	#^	05/24/2023	247,446

	Regatta Funding Ltd.,
500,000	Series 2014-1A-A1A	1.86%	#^	10/25/2026	498,158

	Sierra Ltd.,
1,000,000	Series 2006-2A-A2L	0.73%	#^	01/22/2021	992,760

	Slater Mill Loan Fund,
500,000	Series 2012-1A-B	2.97%	#^	08/17/2022	503,425

	Sound Harbor Loan Fund Ltd.,
500,000	Series 2014-1A-A1	1.80%	#^	10/30/2026	497,689

	Steele Creek Ltd.,
250,000	Series 2014-1A-A1	1.93%	#^	08/21/2026	249,023

	Symphony Ltd.,
2,954,890	Series 2012-8AR-AR	1.38%	#^	01/09/2023	2,947,962
1,500,000	Series 2013-11A-B1	2.49%	#^	01/17/2025	1,495,393
1,500,000	Series 2013-11A-C	3.44%	#^	01/17/2025	1,487,842

	Thacher Park Ltd.,
500,000	Series 2014-1A-C	3.34%	#^	10/20/2026	497,355
500,000	Series 2014-1A-D1	3.82%	#^	10/20/2026	477,288

	Venture Ltd.,
355,095	Series 2005-1A-A2	0.78%	#^	11/22/2018	354,754
907,543	Series 2007-8A-A2A	0.52%	#^	07/22/2021	893,836
500,000	Series 2012-10A-C	3.54%	#^	07/20/2022	500,622
500,000	Series 2013-14A-B1	2.18%	#^	08/28/2025	492,057
250,000	Series 2014-16A-A1L	1.79%	#^	04/15/2026	248,882

	Washington Mill Ltd.,
1,000,000	Series 2014-1A-A1	1.79%	#^	04/20/2026	996,506

	WG Horizons,
500,000	Series 2006-1A-C	2.03%	#^	05/24/2019	486,897

	Total Collateralized Loan Obligations (Cost $110,437,568)				110,255,440

FOREIGN CORPORATE BONDS 17.9%
600,000	Aeropuerto Internacional de Tocumen S.A.	5.75%		10/09/2023	625,029
200,000	Aeropuertos Dominicanos	9.75%	#	11/13/2019	199,000
200,000	AES Andres Dominicana Ltd.	9.50%	^	11/12/2020	206,000
800,000	AES Andres Dominicana Ltd.	9.50%		11/12/2020	824,000
1,400,000	AES Gener S.A.	5.25%		08/15/2021	1,469,609
200,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	200,000
1,000,000	Agromercantil Senior Trust	6.25%		04/10/2019	1,000,000
270,000	Australia and New Zealand Banking Group Ltd.	3.25%	^	03/01/2016	272,927
200,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	170,000
800,000	Avianca Holdings S.A.	8.38%		05/10/2020	680,000

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	71

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,100,000	Banco Continental SAECA	8.88%		10/15/2017	1,126,125
1,000,000	Banco Davivienda S.A.	2.95%		01/29/2018	990,000
500,000	Banco de Bogota S.A.	5.00%		01/15/2017	513,750
700,000	Banco de Costa Rica	5.25%		08/12/2018	705,250
400,000	Banco de Credito del Peru	2.75%	^	01/09/2018	399,000
400,000	Banco de Credito del Peru	2.75%		01/09/2018	399,000
600,000	Banco de Credito e Inversiones	3.00%		09/13/2017	606,536
500,000	Banco del Estado de Chile	4.13%		10/07/2020	525,400
500,000	Banco GNB Sudameris S.A.	7.50%		07/30/2022	503,000
200,000	Banco Inbursa S.A.	4.13%		06/06/2024	194,200
600,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%	^	05/07/2020	597,000
895,000	Banco Mercantil del Norte	6.86%	#	10/13/2021	933,038
900,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	893,250
600,000	Banco Regional SAECA	8.13%		01/24/2019	604,500
450,000	Banco Santander	1.19%	#	04/11/2017	443,461
400,000	Banco Santander	2.21%	#	06/07/2018	404,000
1,400,000	Banco Santander	5.95%	#	01/30/2024	1,442,700
500,000	Bancolombia S.A.	6.13%		07/26/2020	513,125
960,000	Bank of Montreal	1.80%		07/31/2018	963,996
2,000,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	2,035,000
250,000	BP Capital Markets PLC	1.85%		05/05/2017	252,208
550,000	BP Capital Markets PLC	1.67%		02/13/2018	550,829
815,000	British Telecommunications PLC	5.95%		01/15/2018	893,736
50,000	Camposol S.A.	9.88%		02/02/2017	45,130
200,000	Cementos Progreso Trust	7.13%		11/06/2023	207,500
800,000	Cemex S.A.B. de C.V.	5.04%	#	10/15/2018	830,000
1,400,000	Cencosud S.A.	5.50%		01/20/2021	1,450,982
1,000,000	Central American Bottling Corporation	6.75%		02/09/2022	1,051,500
1,500,000	CNOOC Finance Ltd.	2.63%		05/05/2020	1,480,098
300,000	Colbun S.A.	6.00%		01/21/2020	331,005
500,000	Comcel Trust	6.88%		02/06/2024	493,750
900,000	Comision Federal de Electricidad	4.88%		05/26/2021	934,875
1,075,000	Compania Minera Ares S.A.C.	7.75%		01/23/2021	1,033,075
400,000	Corpbanca S.A.	3.13%		01/15/2018	399,098
500,000	Corpbanca S.A.	3.88%		09/22/2019	505,980
500,000	CorpGroup Banking S.A.	6.75%		03/15/2023	477,500
400,000	Corporacion Azucarera del Peru S.A.	6.38%		08/02/2022	332,000
700,000	Corporacion Financiera de Desarrollo S.A.	3.25%		07/15/2019	702,275
1,200,000	Corporacion Financiera de Desarrollo S.A.	3.25%	^	07/15/2019	1,203,900
700,000	Corporacion Nacional del Cobre de Chile	3.75%		11/04/2020	701,970
700,000	Cosan Overseas Ltd.	8.25%	†	11/05/2015	549,500
200,000	Credito Real S.A.B. de C.V.	7.50%		03/13/2019	198,500
2,500,000	DBS Bank Ltd.	3.63%	#	09/21/2022	2,559,965
200,000	Delek & Avner Tamar Bond Ltd.	3.84%	^	12/30/2018	201,500
1,800,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	1,820,250
200,000	Digicel Ltd.	7.00%		02/15/2020	198,500
900,000	Digicel Ltd.	8.25%		09/30/2020	837,000
800,000	Digicel Ltd.	7.13%		04/01/2022	694,000
500,000	Empresa de Energia de Bogota S.A.	6.13%		11/10/2021	520,000
1,200,000	Empresa Electrica Guacolda S.A.	4.56%	^	04/30/2025	1,139,365
800,000	Empresas Publicas de Medellin E.S.P.	7.63%		07/29/2019	914,000
1,849,066	ENA Norte Trust	4.95%		04/25/2023	1,904,538
2,000,000	Fondo Mivivienda S.A.	3.38%		04/02/2019	1,990,000
1,300,000	Freeport-McMoRan Copper & Gold, Inc.	2.38%		03/15/2018	1,144,000
350,000	Gibson Energy, Inc.	6.75%	^	07/15/2021	338,187
1,100,000	Global Bank Corporation	4.75%		10/05/2017	1,114,850
900,000	Global Bank Corporation	5.13%		10/30/2019	911,250
200,000	Global Bank Corporation	5.13%	^	10/30/2019	202,500

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
200,000	Globo Communicacao e Participacoes S.A.	5.31%	#	05/11/2022	200,000
2,400,000	Grupo Aval Ltd.	5.25%		02/01/2017	2,448,000
200,000	Grupo Bimbo S.A.B. de C.V.	4.50%		01/25/2022	207,200
900,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	940,500
700,000	Grupo Elektra S.A.B. de C.V.	7.25%		08/06/2018	668,500
1,300,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	1,306,500
1,500,000	GrupoSura Finance S.A.	5.70%		05/18/2021	1,561,500
1,250,000	Guanay Finance Ltd.	6.00%		12/15/2020	1,239,063
750,000	Guanay Finance Ltd.	6.00%	^	12/15/2020	743,438
2,000,000	Hutchison Whampoa International Ltd.	6.00%	#†	05/07/2017	2,087,358
300,000	Inkia Energy Ltd.	8.38%		04/04/2021	312,750
200,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	208,500
1,000,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	1,018,750
951,683	Interoceanica IV Finance Ltd.	0.00%		11/30/2018	894,582
600,000	Inversiones CMPC S.A.	4.75%		01/19/2018	619,091
800,000	Israel Electric Corporation Ltd.	2.11%	#	01/17/2018	798,000
1,500,000	Israel Electric Corporation Ltd.	5.63%		06/21/2018	1,599,375
600,000	JBS Investments GmbH	7.75%		10/28/2020	618,000
400,000	Latam Airlines Group S.A.	7.25%	^	06/09/2020	356,000
100,000	LPG International, Inc.	7.25%		12/20/2015	100,800
200,000	Marfrig Holdings B.V.	6.88%	^	06/24/2019	173,500
1,300,000	Marfrig Holdings B.V.	6.88%		06/24/2019	1,127,750
196,824	Mexico Generadora de Energia	5.50%		12/06/2032	184,621
1,600,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	1,424,000
635,000	National Australia Bank Ltd.	3.00%	^	07/27/2016	646,645
200,000	OAS Investments GmbH	8.25%	Ω	10/19/2019	19,600
150,000	Odebrecht Finance Ltd.	7.50%	†	10/30/2015	90,750
300,000	ONGC Videsh Ltd.	3.25%		07/15/2019	302,163
790,000	Orange S.A.	2.75%		09/14/2016	802,548
2,000,000	Oversea-Chinese Banking Corporation	4.00%	#	10/15/2024	2,051,578
850,000	Pacific Rubiales Energy Corporation	5.38%		01/26/2019	325,125
1,387,843	Peru Enhanced Pass-Through Finance Ltd.	0.00%		05/31/2018	1,341,836
400,000	Petroleos Mexicanos	3.50%		07/18/2018	405,400
600,000	Petroleos Mexicanos	5.50%		01/21/2021	630,900
393,825	Ras Laffan Liquefied Natural Gas Company	5.30%		09/30/2020	422,770
250,000	Reliance Holdings, Inc.	4.50%		10/19/2020	267,959
335,000	Seven Generations Energy Ltd.	8.25%	^	05/15/2020	316,575
200,000	Sigma Alimentos S.A.	6.88%		12/16/2019	222,240
500,000	Sinopec Group Overseas Development Ltd.	2.50%	^	04/28/2020	493,491
500,000	Sinopec Group Overseas Development Ltd.	2.50%		04/28/2020	493,491
1,200,000	Sociedad Quimica y Minera S.A.	6.13%		04/15/2016	1,223,538
1,200,000	Tanner Servicios Financieros S.A.	4.38%		03/13/2018	1,198,700
1,400,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	1,358,000
1,100,000	Tencent Holdings Ltd.	2.88%	^	02/11/2020	1,092,931
925,000	Thomson Reuters Corporation	1.30%		02/23/2017	923,369
915,000	Toronto Dominion Bank	1.75%		07/23/2018	918,080
1,500,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	1,515,000
200,000	TV Azteca S.A.B. de C.V.	7.50%		05/25/2018	177,000
700,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	579,950
400,000	Unifin Financiera S.A.P.I. de C.V.	6.25%		07/22/2019	377,000
200,000	Unifin Financiera S.A.P.I. de C.V.	6.25%	^	07/22/2019	188,500
1,150,000	Union Andina de Cementos S.A.A.	5.88%		10/30/2021	1,109,750
300,000	United Overseas Bank Ltd.	2.88%	#	10/17/2022	302,591

72	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,800,000	United Overseas Bank Ltd.	3.75%	#	09/19/2024	1,839,852
400,000	Vedanta Resources PLC	6.00%		01/31/2019	291,935
1,000,000	VTR Finance B.V.	6.88%		01/15/2024	910,000
900,000	Westpac Banking Corporation	2.00%		08/14/2017	911,300

	Total Foreign Corporate Bonds (Cost $99,555,365)				96,142,557

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 1.3%
3,500,000	Colombia Government International Bond	4.38%		07/12/2021	3,573,500
1,250,000	Mexico Government International Bond	3.50%		01/21/2021	1,275,000
2,000,000	Panama Government International Bond	5.20%		01/30/2020	2,162,500

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $7,172,000)				7,011,000

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 16.5%

	BAMLL Commercial Mortgage Securities Trust,
200,000	Series 2014-IP-E	2.81%	#^	06/15/2028	198,615
30,000,000	Series 2015-200P-XA	0.50%	#^ I/O	04/14/2033	1,002,954

	Banc of America Commercial Mortgage Trust,
350,000	Series 2006-5-AM	5.45%		09/10/2047	359,729
500,000	Series 2007-1-AMFX	5.48%	#	01/15/2049	518,725
500,000	Series 2007-5-AM	5.77%	#	02/10/2051	529,362

	Bear Stearns Commercial Mortgage Securities, Inc.,
110,000	Series 2004-PWR4-D	6.10%	#	06/11/2041	112,390
300,000	Series 2006-PW13-AJ	5.61%	#	09/11/2041	303,005
500,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	506,307

	BXHTL Mortgage Trust,
1,055,000	Series 2015-JWRZ-A	1.44%	#^	05/15/2029	1,050,519

	CD Commercial Mortgage Trust,
350,000	Series 2006-CD2-AM	5.53%	#	01/15/2046	352,507
900,000	Series 2007-CD4-AMFX	5.37%	#	12/11/2049	931,151

	Citigroup Commercial Mortgage Trust,
933,000	Series 2007-C6-AM	5.90%	#	12/10/2049	979,385
1,500,000	Series 2007-C6-AMFX	5.90%	#^	12/10/2049	1,570,146
6,066,787	Series 2014-GC25-XA	1.25%	# I/O	10/10/2047	459,326
1,430,000	Series 2015-GC27-D	4.58%	#^	02/10/2048	1,217,071
5,975,282	Series 2015-GC27-XA	1.60%	# I/O	02/10/2048	587,523
1,750,000	Series 2015-GC31-C	4.20%		06/10/2048	1,682,890

	COBALT Commercial Mortgage Trust,
300,000	Series 2007-C2-AJFX	5.57%	#	04/15/2047	302,139
350,000	Series 2007-C3-AM	5.96%	#	05/15/2046	372,141

	Commercial Mortgage Pass-Through Certificates,
110,000	Series 2006-C7-AM	5.98%	#	06/10/2046	112,261
10,412,885	Series 2013-CR10-XA	1.15%	# I/O	08/10/2046	479,789
3,215,163	Series 2014-CR17-XA	1.36%	# I/O	05/10/2047	220,534
300,000	Series 2014-CR19-C	4.88%	#	08/10/2047	306,130
500,000	Series 2014-CR20-C	4.66%	#	11/10/2047	498,288
700,000	Series 2014-KYO-E	2.55%	#^	06/11/2027	695,044
1,500,000	Series 2014-KYO-F	3.70%	#^	06/11/2027	1,488,055
110,000	Series 2014-TWC-C	2.04%	#^	02/13/2032	109,467
1,500,000	Series 2015-CR22-D	4.27%	#^	03/10/2048	1,251,824
22,424,840	Series 2015-CR22-XA	1.17%	# I/O	03/10/2048	1,451,683
1,500,000	Series 2015-CR23-D	4.40%	#	05/10/2048	1,256,028
1,386,000	Series 2015-CR25-C	4.70%	#	08/10/2048	1,354,180
1,000,000	Series 2015-DC1-D	4.50%	#^	02/10/2048	856,086
12,465,704	Series 2015-DC1-XA	1.33%	# I/O	02/10/2048	941,005
950,000	Series 2015-LC19-B	3.83%	#	02/10/2048	956,407

	Countrywide Commercial Mortgage Trust,
902,787	Series 2007-MF1-A	6.27%	#^	11/12/2043	946,619

	Credit Suisse First Boston Mortgage Securities Corporation,
39,168	Series 2005-C2-AMFX	4.88%		04/15/2037	39,142
310,000	Series 2005-C6-AJ	5.23%	#	12/15/2040	310,197

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Credit Suisse Mortgage Capital Certificates,
100,000	Series 2006-C1-C	5.65%	#	02/15/2039	100,827
110,000	Series 2006-C4-AM	5.51%		09/15/2039	113,446
190,000	Series 2006-C5-AM	5.34%		12/15/2039	197,472
350,000	Series 2007-C2-AM	5.62%	#	01/15/2049	367,657
1,575,000	Series 2007-C2-AMFL	0.44%	#	01/15/2049	1,523,044
300,000	Series 2007-C4-A1AM	6.15%	#	09/15/2039	318,758
1,750,000	Series 2008-C1-AM	6.27%	#^	02/15/2041	1,898,657
10,092,000	Series 2014-USA-X1	0.70%	#^ I/O	09/15/2037	464,402

	CSAIL Commercial Mortgage Trust,
16,955,084	Series 2015-C1-XA	1.12%	# I/O	04/15/2050	1,098,969

	Grace Mortgage Trust,
350,000	Series 2014-GRCE-A	3.37%	^	06/10/2028	366,682

	Greenwich Capital Commercial Funding Corporation,
600,000	Series 2006-GG7-AJ	6.01%	#	07/10/2038	595,517
1,550,000	Series 2007-GG11-AJ	6.25%	#	12/10/2049	1,592,934
1,750,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	1,850,719
550,000	Series 2007-GG9-AM	5.48%		03/10/2039	570,123

	GS Mortgage Securities Corporation,
350,000	Series 2006-GG6-AJ	5.60%	#	04/10/2038	351,691
1,415,000	Series 2006-GG8-AJ	5.62%		11/10/2039	1,427,581
300,000	Series 2013-KING-C	3.55%	#^	12/10/2027	308,322
38,000,000	Series 2015-GC32-XA	1.06%	# I/O	07/10/2048	2,321,211

	JP Morgan Chase Commercial Mortgage Securities Corporation,
1,500,000	Series 2006-LDP9-AM	5.37%		05/15/2047	1,538,992
900,000	Series 2007-CB20-AM	6.08%	#	02/12/2051	968,171
530,000	Series 2007-CIBC19-AM	5.88%	#	02/12/2049	558,300
1,600,000	Series 2007-CIBC20	6.28%	#	02/12/2051	1,637,282
1,500,000	Series 2007-LD12-AM	6.21%	#	02/15/2051	1,599,875
350,000	Series 2014-DSTY-A	3.43%	^	06/10/2027	364,360
500,000	Series 2014-PHH-D	2.60%	#^	08/15/2027	503,062
1,550,000	Series 2015-CSMO-C	2.46%	#^	01/15/2032	1,543,990

	JPMBB Commercial Mortgage Securities Trust,
7,367,177	Series 2014-C18-XA	1.30%	# I/O	02/15/2047	444,156
500,000	Series 2014-C23-C	4.61%	#	09/15/2047	501,827
23,378,729	Series 2014-C25-XA	1.16%	# I/O	11/15/2047	1,500,552
1,303,000	Series 2014-C26-C	4.57%	#	01/15/2048	1,290,195
7,689,879	Series 2014-C26-XA	1.33%	# I/O	01/15/2048	525,050
1,000,000	Series 2015-C27-D	3.98%	#^	02/15/2048	818,320
8,703,174	Series 2015-C27-XA	1.53%	# I/O	02/15/2048	726,793
29,939,034	Series 2015-C29-XA	1.10%	# I/O	05/15/2048	1,540,049
31,145,748	Series 2015-C30-XA	0.87%	# I/O	07/15/2048	1,420,464
13,240,096	Series 2015-C31-XA	1.20%	# I/O	08/15/2048	902,829

	LB-UBS Commercial Mortgage Trust,
150,000	Series 2006-C7-AM	5.38%		11/15/2038	155,003
1,550,000	Series 2007-C1-AJ	5.48%		02/15/2040	1,595,379
179,000	Series 2007-C2-AM	5.49%	#	02/15/2040	186,914

	Madison Avenue Trust,
300,000	Series 2013-650M-D	4.17%	#^	10/12/2032	312,198

	Merrill Lynch Mortgage Trust,
250,000	Series 2006-C1-AJ	5.87%	#	05/12/2039	251,413
150,000	Series 2006-C2-AJ	5.80%	#	08/12/2043	151,144
100,000	Series 2006-C2-AM	5.78%	#	08/12/2043	103,020

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
300,000	Series 2006-1-AJ	5.75%	#	02/12/2039	302,650
750,000	Series 2006-4-AM	5.20%		12/12/2049	778,309

	Morgan Stanley Bank of America Merrill Lynch Trust,
5,360,561	Series 2013-C12-XA	1.14%	# I/O	10/15/2046	240,175
21,397,589	Series 2013-C7-XA	1.81%	# I/O	02/15/2046	1,668,798
9,974,569	Series 2014-C14-XA	1.45%	# I/O	02/15/2047	625,555
500,000	Series 2014-C18-C	4.49%		10/15/2047	513,541
620,000	Series 2014-C19-C	4.00%		12/15/2047	606,390
120,000	Series 2015-C20-C	4.61%	#	02/15/2048	120,301

	Morgan Stanley Capital, Inc.,
310,000	Series 2005-HQ7-AJ	5.40%	#	11/14/2042	309,772
50,908	Series 2005-HQ7-AM	5.40%	#	11/14/2042	50,888
500,000	Series 2006-HQ8-AJ	5.67%	#	03/12/2044	502,408
500,000	Series 2007-1Q16-AMA	6.27%	#	12/12/2049	534,151
500,000	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	510,117

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	73

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Capital, Inc., (Cont.)
900,000	Series 2007-IQ13-AJ	5.44%		03/15/2044	903,731
750,000	Series 2007-IQ16-AM	6.28%	#	12/12/2049	808,116
175,000	Series 2014-CPT-E	3.56%	#^	07/13/2029	173,264
175,000	Series 2014-CPT-F	3.56%	#^	07/13/2029	166,850
800,000	Series 2014-CPT-G	3.56%	#^	07/13/2029	770,478
500,000	Series 2014-MP-D	3.82%	#^	08/11/2029	509,801
625,000	Series 2015-XLF1-D	3.21%	#^	08/14/2031	622,041

	Velocity Commercial Capital Loan Trust 2015-1,
3,766,142	Series 2015-1-AFL	2.62%	#^	06/25/2045	3,783,300

	Wachovia Bank Commercial Mortgage Trust,
110,000	Series 2005-C22-AM	5.52%	#	12/15/2044	110,030
1,500,000	Series 2006-C28-AJ	5.63%	#	10/15/2048	1,523,636
110,000	Series 2006-C28-AM	5.60%	#	10/15/2048	114,120
1,800,000	Series 2007-C30-AM	5.38%		12/15/2043	1,872,574
500,000	Series 2007-C31-AM	5.59%	#	04/15/2047	525,997
500,000	Series 2007-C32-AMFX	5.70%	^	06/15/2049	527,432
1,045,000	Series 2007-C33-AJ	6.15%	#	02/15/2051	1,077,296

	Wells Fargo Commercial Mortgage Trust,
540,000	Series 2014-LC18-B	3.96%		12/15/2047	539,772
13,954,176	Series 2015-C27-XA	1.15%	# I/O	02/15/2048	979,744
32,965,579	Series 2015-NXS2-XA	0.95%	# I/O	07/15/2058	1,735,868
1,340,000	Series 2015-NXS3-C	4.64%	#	09/15/2057	1,283,800

	WF-RBS Commercial Mortgage Trust,
3,910,036	Series 2014-C19-XA	1.46%	# I/O	03/15/2047	280,054
9,891,648	Series 2014-C21-XA	1.34%	# I/O	08/15/2047	718,262

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $90,052,960)				88,705,195

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 11.4%

	Ajax Mortgage Loan Trust,
2,961,927	Series 2015-B-A	3.88%	#^	07/25/2060	2,981,014

	Banc of America Funding Corporation,
1,750,000	Series 2005-B-3M1	0.67%	#	04/20/2035	1,418,886

	BCAP LLC Trust,
3,434,404	Series 2012-RR1-3A4	6.16%	#^	10/26/2035	3,052,907

	CAM Mortgage LLC,
2,511,425	Series 2015-1-A	3.38%	#^	07/15/2064	2,517,116

	Chase Mortgage Finance Trust,
40,000	Series 2004-S3-2A4	5.50%		03/25/2034	40,225

	Citicorp Residential Mortgage Securities, Inc.,
2,593,658	Series 2007-1-A4	5.84%	#	03/25/2037	2,755,760

	CitiMortgage Alternative Loan Trust,
2,607,771	Series 2007-A5-1A10	5.75%		05/25/2037	2,247,129

	Countrywide Alternative Loan Trust,
215,355	Series 2004-33-1A1	2.76%	#	12/25/2034	214,151
1,271,982	Series 2005-23CB-A15	5.50%		07/25/2035	1,247,049
4,111,139	Series 2006-J6-A5	6.00%		09/25/2036	3,759,086
851,563	Series 2007-15CB-A7	6.00%		07/25/2037	800,125

	Countrywide Home Loans,
3,182,605	Series 2005-10-A2	5.50%		05/25/2035	3,097,759
1,758,226	Series 2007-14-A15	6.50%		09/25/2037	1,745,727

	Credit Suisse First Boston Mortgage Securities Corporation,
28,959	Series 2004-8-6A1	4.50%		12/25/2019	29,425
210,000	Series 2005-11-8A5	6.00%		12/25/2035	209,028
1,972,079	Series 2005-9-5A9	5.50%		10/25/2035	1,749,686

	Credit Suisse Mortgage Capital Certificates,
1,000,000	Series 2011-12R-3A5	2.37%	#^	07/27/2036	927,497
1,000,000	Series 2011-5R-6A9	2.74%	#^	11/27/2037	906,322

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
1,636,193	Series 2006-AB4-A1A	6.01%	#	10/25/2036	1,373,155

	Deutsche Mortgage & Asset Receiving Corporation,
875,072	Series 2014-RS1-1A2	8.46%	#^	07/27/2037	643,178

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GMACM Mortgage Loan Trust,
199,969	Series 2005-J1-A6	6.00%		12/25/2035	197,260

	GSR Mortgage Loan Trust,
49,263	Series 2004-2F-14A1	5.50%		09/25/2019	50,864
1,190,886	Series 2006-2F-3A4	6.00%		02/25/2036	974,073

	Home Equity Mortgage Loan Asset-Backed Trust,
114,284	Series 2006-D-2A2	0.30%	#	11/25/2036	112,496

	Home Equity Mortgage Trust,
294,605	Series 2003-6-M2	2.39%	#	03/25/2034	285,343

	HSI Asset Loan Obligation Trust,
427,476	Series 2006-2-1A1	6.00%		12/25/2036	310,700

	Impac Secured Assets Trust,
1,137,463	Series 2006-5-1A1C	0.46%	#	02/25/2037	878,001

	IndyMac Mortgage Loan Trust,
3,277,556	Series 2006-AR5-2A1	4.19%	#	05/25/2036	2,830,035

	Lehman Mortgage Trust,
564,351	Series 2006-1-1A3	5.50%		02/25/2036	458,242

	Lehman XS Trust,
49,072	Series 2005-6-3A2B	5.42%	#	11/25/2035	49,668

	MASTR Adjustable Rate Mortgages Trust,
445,395	Series 2006-2-2A1	2.63%	#	04/25/2036	416,570

	Merrill Lynch Alternative Note Asset Trust,
740,250	Series 2007-F1-2A6	6.00%		03/25/2037	568,566

	Merrill Lynch Mortgage Investors Trust,
2,837,039	Series 2006-AF1-AF2C	6.25%		08/25/2036	2,343,584

	Morgan Stanley Mortgage Loan Trust,
700,702	Series 2006-2-7A1	5.54%	#	02/25/2036	656,032

	Residential Accredit Loans, Inc.,
1,966,458	Series 2006-QS12-2A3	6.00%		09/25/2036	1,651,630
2,559,112	Series 2007-QS9-A33	6.50%		07/25/2037	2,255,237

	Residential Asset Mortgage Products, Inc.,
645,091	Series 2005-EFC7-AI3	0.44%	#	12/25/2035	607,341

	Residential Asset Securitization Trust,
1,226,878	Series 2006-A2-A11	6.00%		01/25/2046	999,777

	Springleaf Mortgage Loan Trust,
1,250,000	Series 2013-1A-B2	6.00%	#^	06/25/2058	1,260,476
1,250,000	Series 2013-2A-B2	6.00%	#^	12/25/2065	1,263,734

	Structured Asset Securities Corporation,
2,979,024	Series 2005-16-1A2	5.50%		09/25/2035	3,021,758

	Towd Point Mortgage Trust,
4,734,362	Series 2015-2-1A13	2.50%	#^	11/25/2060	4,711,434

	Washington Mutual Mortgage Pass-Through Certificates,
259,333	Series 2006-5-1A5	6.00%		07/25/2036	225,089

	Wells Fargo Alternative Loan Trust,
3,496,523	Series 2007-PA5-1A1	6.25%		11/25/2037	3,401,743

	Wells Fargo Mortgage Backed Securities Trust,
14,298	Series 2005-9-2A2	5.25%		10/25/2035	14,376

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $61,554,445)				61,259,254

US CORPORATE BONDS 10.2%
930,000	AbbVie, Inc.	1.80%		05/14/2018	928,069
357,000	Alere, Inc.	6.50%		06/15/2020	364,140
335,000	American Axle & Manufacturing, Inc.	6.63%		10/15/2022	338,350
960,000	American Express Credit Corporation	1.80%		07/31/2018	960,159
295,000	Amgen, Inc.	2.13%		05/15/2017	298,869
926,000	Anheuser-Busch InBev Worldwide, Inc.	1.38%		07/15/2017	925,976
925,000	AT&T, Inc.	1.70%		06/01/2017	928,371
912,000	Bank of America Corporation	2.00%		01/11/2018	915,933

74	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
848,000	BB&T Corporation	2.15%		03/22/2017	859,357
300,000	Berkshire Hathaway Finance Corporation	0.95%		08/15/2016	300,985
680,000	Berkshire Hathaway Finance Corporation	1.60%		05/15/2017	686,986
205,000	Berry Plastics Corporation	5.50%		05/15/2022	199,106
860,000	Cardinal Health, Inc.	1.95%		06/15/2018	861,548
842,000	Caterpillar Financial Services Corporation	1.00%		03/03/2017	841,991
215,000	CCO Holdings LLC	5.25%		09/30/2022	202,100
75,000	CDW LLC	6.00%		08/15/2022	78,469
415,000	Celgene Corporation	2.13%		08/15/2018	418,607
860,000	Chevron Corporation	1.37%		03/02/2018	860,990
930,000	Cisco Systems, Inc.	1.65%		06/15/2018	937,210
920,000	Citigroup, Inc.	1.35%		03/10/2017	918,626
860,000	Comcast Corporation	6.50%		01/15/2017	918,950
620,000	ConocoPhillips Company	1.05%		12/15/2017	615,238
745,000	Covidien International Finance S.A.	6.00%		10/15/2017	814,000
800,000	Daimler Finance North America LLC	1.65%	^	03/02/2018	789,373
910,000	Duke Energy Corporation	1.63%		08/15/2017	913,633
720,000	eBay, Inc.	1.35%		07/15/2017	716,215
55,000	Energy Gulf Coast, Inc.	7.50%		12/15/2021	7,425
809,000	ERP Operating LP	5.75%		06/15/2017	866,426
875,000	Express Scripts Holding Company	2.65%		02/15/2017	889,703
460,000	Gates Global LLC	6.00%	^	07/15/2022	372,600
900,000	General Electric Capital Corporation	2.90%		01/09/2017	921,769
850,000	General Mills, Inc.	5.70%		02/15/2017	901,557
315,000	Goldman Sachs Group, Inc.	5.75%		10/01/2016	329,406
550,000	Goldman Sachs Group, Inc.	2.90%		07/19/2018	564,242
335,000	HCA, Inc.	4.25%		10/15/2019	338,769
400,000	Hewlett-Packard Company	3.30%		12/09/2016	408,283
500,000	Hewlett-Packard Company	2.60%		09/15/2017	507,658
1,120,000	Hewlett-Packard Company	2.85%		10/05/2018	1,118,566
945,000	HJ Heinz Company	2.00%	^	07/02/2018	947,012
185,000	Icahn Enterprises LP	4.88%		03/15/2019	185,740
925,000	John Deere Capital Corporation	1.60%		07/13/2018	928,051
315,000	JP Morgan Chase & Company	3.15%		07/05/2016	320,369
575,000	JP Morgan Chase & Company	1.35%		02/15/2017	575,864
695,000	Kellogg Company	1.75%		05/17/2017	698,146
538,000	Kinder Morgan Energy Partners LP	6.00%		02/01/2017	562,973
315,000	Kindred Healthcare, Inc.	8.00%	^	01/15/2020	334,687
600,000	Kroger Company	2.20%		01/15/2017	607,593
901,000	Laboratory Corporation	2.50%		11/01/2018	911,747
255,000	Levi Strauss & Company	5.00%		05/01/2025	251,175
205,000	Lifepoint Hospitals, Inc.	5.50%		12/01/2021	207,306
560,000	McGraw Hill Financial, Inc.	2.50%	^	08/15/2018	564,672
875,000	McKesson Corporation	1.29%		03/10/2017	873,650
563,000	Memorial Productions Partners LP	6.88%		08/01/2022	346,245
925,000	Metropolitan Life Global Funding	1.50%	^	01/10/2018	923,876
910,000	Morgan Stanley	1.88%		01/05/2018	912,387
885,000	MUFG Americas Holdings Corporation	1.63%		02/09/2018	883,301
850,000	National Rural Utilities Cooperative Finance Corporation	1.10%		01/27/2017	852,578
340,000	NCL Corporation Ltd.	5.25%	^	11/15/2019	348,289
175,000	ONEOK Partners LP	3.25%		02/01/2016	175,791
615,000	Oracle Corporation	2.38%		01/15/2019	627,207
300,000	Oracle Corporation	2.25%		10/08/2019	303,857
850,000	Phillips 66	2.95%		05/01/2017	869,920
380,000	Platform Specialty Products Corporation	6.50%	^	02/01/2022	328,700
815,000	PNC Funding Corporation	2.70%		09/19/2016	826,723
240,000	Procter & Gamble Company	0.75%		11/04/2016	240,359
375,000	Procter & Gamble Company	1.60%		11/15/2018	380,735

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
340,000	Quintiles Transnational Corporation	4.88%	^	05/15/2023	337,450
345,000	Regal Entertainment Group	5.75%		03/15/2022	340,256
370,000	Revlon Consumer Products Corporation	5.75%		02/15/2021	360,750
187,000	Sally Holdings LLC	5.75%		06/01/2022	195,882
270,000	SBA Communications Corporation	5.63%		10/01/2019	279,112
325,000	Select Medical Corporation	6.38%		06/01/2021	318,500
320,000	Service Corporation International	5.38%		01/15/2022	331,200
375,000	Signode Industrial Group, Inc.	6.38%	^	05/01/2022	356,250
875,000	Simon Property Group LP	2.15%		09/15/2017	887,694
910,000	Southern Company	2.45%		09/01/2018	920,795
285,000	Station Casinos LLC	7.50%		03/01/2021	297,825
315,000	Steel Dynamics, Inc.	5.13%		10/01/2021	300,038
285,000	Tesoro Logistics LP	6.25%	^	10/15/2022	279,300
450,000	Toyota Motor Credit Corporation	1.45%		01/12/2018	450,675
400,000	Toyota Motor Credit Corporation	1.55%		07/13/2018	402,014
285,000	TransDigm, Inc.	6.00%		07/15/2022	267,188
430,000	Ultra Petroleum Corporation	5.75%	^	12/15/2018	311,750
25,000	Ultra Petroleum Corporation	6.13%	^	10/01/2024	14,375
100,000	United Rentals North America, Inc.	7.63%		04/15/2022	106,750
890,000	United Technologies Corporation	1.78%	#	05/04/2018	888,902
295,000	Viking Cruises Ltd.	8.50%	^	10/15/2022	324,500
905,000	Walgreens Boots Alliance, Inc.	1.75%		11/17/2017	908,824
925,000	Wal-Mart Stores, Inc.	1.13%		04/11/2018	924,691
325,000	Waste Management, Inc.	2.60%		09/01/2016	329,500
325,000	Waste Management, Inc.	6.10%		03/15/2018	358,427
250,000	WellPoint, Inc.	1.88%		01/15/2018	250,236
630,000	WellPoint, Inc.	2.30%		07/15/2018	633,139
900,000	Wells Fargo & Company	2.10%		05/08/2017	912,790
855,000	Xerox Corporation	2.95%		03/15/2017	869,915
810,000	Zimmer Holdings, Inc.	1.45%		04/01/2017	808,669

	Total US Corporate Bonds (Cost $55,314,206)				54,776,005

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 5.9%

	Federal Home Loan Mortgage Corporation,
2,910,244	Pool G08626	3.00%		02/01/2045	2,946,021
2,933,424	Pool G08631	3.00%		03/01/2045	2,969,486
1,152,413	Series 3417-SM	6.07%	# I/F I/O	02/15/2038	232,433
2,692,576	Series 4471-GA	3.00%		02/15/2044	2,752,317

	Federal National Mortgage Association,
9,931,127	Series 2015-59-A	3.00%		06/25/2041	10,217,505

	Federal National Mortgage Association Pass-Thru,
3,902,505	Pool AS4645	3.00%		03/01/2045	3,962,257
891,609	Pool MA1200	3.00%		10/01/2032	926,037
7,563,061	Pool MA2270	3.00%		05/01/2045	7,616,757

	Total US Government / Agency Mortgage Backed Obligations (Cost $31,493,094)				31,622,813

US GOVERNMENT BONDS AND NOTES 14.3%
14,000,000	United States Treasury Notes	0.50%		07/31/2016	14,021,602
14,000,000	United States Treasury Notes	0.50%		08/31/2016	14,016,128
15,000,000	United States Treasury Notes	0.88%		09/15/2016	15,071,190

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	75

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
6,000,000	United States Treasury Notes	1.00%		09/15/2017	6,043,554
9,650,000	United States Treasury Notes	0.88%		01/15/2018	9,676,701
10,600,000	United States Treasury Notes	0.75%		02/28/2018	10,595,241
7,850,000	United States Treasury Notes	0.75%		04/15/2018	7,839,418

	Total US Government Bonds and Notes (Cost $77,166,298)				77,263,834

SHORT TERM INVESTMENTS 4.1%
7,319,209	BlackRock Liquidity Funds FedFund - Institutional Shares	0.01%	♦		7,319,209
7,319,208	Fidelity Institutional Money Market Government Portfolio - Class I	0.01%	♦		7,319,208
7,319,208	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.04%	♦		7,319,208

	Total Short Term Investments (Cost $21,957,625)				21,957,625

	Total Investments 105.7% (Cost $574,669,499)				568,761,088
	Liabilities in Excess of Other Assets (5.7)%				(30,586,760)

	NET ASSETS 100.0%				$538,174,328

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	20.5%
Foreign Corporate Bonds	17.9%
Non-Agency Commercial Mortgage Backed Obligations	16.5%
US Government Bonds and Notes	14.3%
Non-Agency Residential Collateralized Mortgage Obligations	11.4%
US Corporate Bonds	10.2%
US Government / Agency Mortgage Backed Obligations	5.9%
Short Term Investments	4.1%
Bank Loans	3.0%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	1.3%
Asset Backed Obligations	0.6%
Other Assets and Liabilities	(5.7)%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	86.0%
Chile	2.8%
Colombia	2.8%
Mexico	2.4%
Peru	1.9%
Panama	1.4%
Singapore	1.3%
China	1.1%
Canada	1.0%
Israel	0.7%
Brazil	0.7%
Paraguay	0.6%
Guatemala	0.5%
Costa Rica	0.5%
United Kingdom	0.4%
Australia	0.3%
Jamaica	0.3%
Dominican Republic	0.2%
Indonesia	0.2%
India	0.2%
Luxembourg	0.2%
France	0.1%
Qatar	0.1%
Ireland	0.0%	~
Other Assets and Liabilities	(5.7)%

	100.0%

76	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2015

INVESTMENT BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	20.5%
Non-Agency Commercial Mortgage Backed Obligations	16.5%
US Government Bonds and Notes	14.3%
Non-Agency Residential Collateralized Mortgage Obligations	11.4%
Banking	7.9%
US Government / Agency Mortgage Backed Obligations	5.9%
Short Term Investments	4.1%
Utilities	2.2%
Oil & Gas	2.1%
Transportation	1.7%
Healthcare	1.7%
Telecommunications	1.4%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	1.3%
Finance	1.2%
Media	1.0%
Consumer Products	0.9%
Technology	0.9%
Building and Development	0.8%
Business Equipment and Services	0.7%
Retailers (other than Food/Drug)	0.6%
Mining	0.6%
Chemicals/Plastics	0.6%
Asset Backed Obligations	0.6%
Food Products	0.6%
Industrial Equipment	0.6%
Electronics/Electric	0.5%
Food/Drug Retailers	0.5%
Insurance	0.5%
Automotive	0.4%
Conglomerates	0.4%
Pharmaceuticals	0.4%
Beverage and Tobacco	0.4%
Real Estate	0.4%
Leisure	0.4%
Construction	0.3%
Financial Intermediaries	0.3%
Hotels/Motels/Inns and Casinos	0.2%
Energy	0.2%
Aerospace & Defense	0.2%
Environmental Control	0.2%
Containers and Glass Products	0.1%
Pulp & Paper	0.1%
Cosmetics/Toiletries	0.1%
Other Assets and Liabilities	(5.7)%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2015, the value of these securities amounted to $172,032,402 or 32.0% of net assets.

#	Variable rate security. Rate disclosed as of September 30, 2015.

&	Unfunded or partially unfunded loan commitment

†	Perpetual Maturity

Ω	Issuer is in default of interest payments

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

♦	Seven-day yield as of September 30, 2015

~	Represents less than 0.05% of net assets

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	77

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2015

Total Return Swaps - Long
Reference Entity	Counterparty	Financing Rate	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
Shiller Barclays CAPE® US Sector ER USD Index«	Barclays Capital, Inc.	0.47%	28,300,000	10/08/2015	$(277,928)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	0.40%	17,000,000	10/29/2015	216,498
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	0.40%	11,000,000	11/19/2015	(300,208)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	0.40%	20,000,000	12/17/2015	(999,028)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	0.40%	65,000,000	01/28/2016	(3,295,890)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	0.40%	55,000,000	02/25/2016	(2,915,392)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	0.40%	57,000,000	03/31/2016	(3,700,863)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	0.40%	50,000,000	04/28/2016	(3,267,134)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	0.40%	30,000,000	05/26/2016	(2,215,085)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	0.40%	96,000,000	06/30/2016	(7,677,920)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	0.40%	20,000,000	07/28/2016	(1,785,291)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	0.40%	50,000,000	08/25/2016	(3,962,967)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	0.40%	70,000,000	09/29/2016	(1,079,088)

					$(31,260,296)

«	The Shiller Barclays CAPE® US Sector ER USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an exchange-traded fund that invests primarily in equity securities of companies in the relevant sector. At September 30, 2015, the four sector constituents and their weightings were as follows: Consumer Staples 25.7%, Technology 25.2%, Industrial 25.0%, and Healthcare 24.1%.

¤	The Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index that invests primarily in equity securities of companies in the relevant sector. At September 30, 2015, the four sector constituents and their weightings were as follows: Consumer Staples 25.6%, Technology 25.3%, Industrial 24.9%, and Healthcare 24.2%.

78	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Flexible Income Fund	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 1.8%

	Citi Held For Asset Issuance,
1,000,000	Series 2015-PM1-C	5.01%	^	12/15/2021	1,001,900

	Eaglewood Consumer Loan Trust,
1,000,000	Series 2014-1-A	3.50%	^¥	10/15/2019	1,004,100

	MarketPlace Loan Trust,
1,839,021	Series 2015-CB1-A	4.00%	^	07/15/2021	1,836,998

	Total Asset Backed Obligations (Cost $3,838,775)				3,842,998

COLLATERALIZED LOAN OBLIGATIONS 20.0%

	Adams Mill Ltd.,
1,000,000	Series 2014-1A-A1	1.77%	#^	07/15/2026	996,208
250,000	Series 2014-1A-D1	3.79%	#^	07/15/2026	234,881
250,000	Series 2014-1A-E1	5.29%	#^	07/15/2026	217,094

	ALM Loan Funding,
1,000,000	Series 2012-7A-A1	1.71%	#^	10/19/2024	998,835

	Anchorage Capital Ltd.,
250,000	Series 2014-3A-A2A	2.54%	#^	04/28/2026	250,368

	Apidos Ltd.,
1,000,000	Series 2006-4A-C	1.05%	#^	10/27/2018	992,680
143,340	Series 2006-QA-A	0.54%	#^	01/20/2019	143,450
500,000	Series 2014-19A-D	4.04%	#^	10/17/2026	483,261
500,000	Series 2015-21A-C	3.83%	#^	07/18/2027	472,402
250,000	Series 2015-21A-D	5.83%	#^	07/18/2027	226,148

	ARES Ltd.,
97,421	Series 2007-12A-A	0.96%	#^	11/25/2020	96,003
1,000,000	Series 2007-12A-C	2.33%	#^	11/25/2020	998,664

	Avery Point Ltd.,
250,000	Series 2013-2A-C	3.04%	#^	07/17/2025	240,685
500,000	Series 2013-2A-D	3.74%	#^	07/17/2025	470,921

	Babson Ltd.,
373,283	Series 2007-1A-A1	0.51%	#^	01/18/2021	367,505
500,000	Series 2012-2A-CR	3.92%	#^	05/15/2023	491,293
500,000	Series 2014-3A-D2	4.59%	#^	01/15/2026	498,709
250,000	Series 2014-3A-E2	6.79%	#^	01/15/2026	240,409
1,000,000	Series 2015-2A-D	3.89%	#^	07/20/2027	977,210

	Betony Ltd.,
500,000	Series 2015-1A-D	3.89%	#^	04/15/2027	473,321

	BlueMountain Ltd.,
750,000	Series 2015-2A-C	2.98%	#^	07/19/2027	728,642
500,000	Series 2012-2A-C	3.08%	#^	11/20/2024	499,438
1,000,000	Series 2015-2A-D	3.83%	#^	07/18/2027	944,543
500,000	Series 2015-2A-E	5.63%	#^	07/18/2027	442,542
1,000,000	Series 2015-3A-B	3.43%	#^	10/20/2027	998,630
500,000	Series 2015-3A-C	3.88%	#^	10/20/2027	482,682

	Carlyle High Yield Partners Ltd.,
771,651	Series 2007-10A-A2A	0.50%	#^	04/19/2022	759,034

	Catamaran Ltd.,
250,000	Series 2015-1A-C1	3.40%	#^	04/22/2027	246,975

	Cent Ltd.,
250,000	Series 2005-10A-D	2.09%	#^	12/15/2017	247,447
645,000	Series 2014-16AR-A1AR	1.55%	#^	08/01/2024	643,917
250,000	Series 2014-22A-B	3.51%	#^	11/07/2026	250,304
500,000	Series 2014-22A-C	4.06%	#^	11/07/2026	483,269

	ColumbusNova Ltd.,
250,000	Series 2006-1A-D	1.84%	#^	07/18/2018	248,151

	Cornerstone Ltd.,
428,129	Series 2007-1A-A1S	0.51%	#^	07/15/2021	424,284

	Dryden Leveraged Loan,
500,000	Series 2006-11A-C1	1.89%	#^	04/12/2020	485,010

	Dryden Senior Loan Fund,
500,000	Series 2012-24RA-DR	4.02%	#^	11/15/2023	490,477
250,000	Series 2012-25A-D	4.29%	#^	01/15/2025	247,631

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Eaton Vance Ltd.,
500,000	Series 2006-8A-B	0.97%	#^	08/15/2022	476,077

	Flatiron Ltd.,
500,000	Series 2013-1A-B	3.04%	#^	01/17/2026	481,762

	Galaxy Ltd.,
1,000,000	Series 2014-18A-A	1.76%	#^	10/15/2026	996,035
250,000	Series 2014-18A-D1	3.99%	#^	10/15/2026	228,766

	GoldenTree Loan Opportunities Ltd.,
500,000	Series 2012-6A-D	4.49%	#^	04/17/2022	500,231
1,000,000	Series 2015-10A-D	3.67%	#^	07/20/2027	938,959

	Halcyon Loan Advisors Funding Ltd.,
250,000	Series 2013-2A-C	3.00%	#^	08/01/2025	236,362
250,000	Series 2014-2A-C	3.79%	#^	04/28/2025	229,346
250,000	Series 2014-2A-D	5.29%	#^	04/28/2025	204,225

	ING Ltd.,
500,000	Series 2013-1A-D	5.29%	#^	04/15/2024	451,339

	LCM LP,
500,000	Series 10AR-BR	2.19%	#^	04/15/2022	500,618
500,000	Series 12A-DR	3.90%	#^	10/19/2022	491,634
500,000	Series 14A-D	3.79%	#^	07/15/2025	478,747
250,000	Series 16A-D	3.89%	#^	07/15/2026	240,505
500,000	Series 6A-C	1.13%	#^	05/28/2019	492,691
1,000,000	Series 6A-D	2.58%	#^	05/28/2019	997,799

	Limerock Ltd.,
250,000	Series 2007-1A-B	0.92%	#^	04/24/2023	239,694

	Madison Park Funding Ltd.,
952,583	Series 2007-4A-A2	0.55%	#^	03/22/2021	933,184
1,000,000	Series 2007-6A-C	1.30%	#^	07/26/2021	961,679
250,000	Series 2014-13A-D	3.64%	#^	01/19/2025	238,365
250,000	Series 2014-13X-E	5.29%	#	01/19/2025	219,360
750,000	Series 2014-14A-D	3.89%	#^	07/20/2026	724,619
500,000	Series 2014-15A-C	4.00%	#^	01/27/2026	491,371
500,000	Series 2015-16A-B	3.30%	#^	04/20/2026	496,093
500,000	Series 2015-18A-D2	4.26%	#^	10/21/2026	491,237

	Magnetite Ltd.,
250,000	Series 2014-9A-B	3.30%	#^	07/25/2026	247,682

	Marea Ltd.,
750,000	Series 2012-1A-DR	4.04%	#^	10/15/2023	742,290

	Ocean Trails,
250,000	Series 2006-1A-A2	0.74%	#^	10/12/2020	242,085

	Octagon Investment Partners Ltd.,
805,361	Series 2006-10A-A1	0.53%	#^	10/18/2020	801,748
500,000	Series 2014-1A-C	3.93%	#^	11/14/2026	478,653
500,000	Series 2014-1A-C2	3.80%	#^	11/22/2025	496,392
250,000	Series 2014-1A-D	6.88%	#^	11/14/2026	243,678
500,000	Series 2014-1A-D2	4.88%	#^	11/22/2025	496,236

	OZLM Funding Ltd.,
500,000	Series 2013-5A-A1	1.79%	#^	01/17/2026	498,514

	Pinnacle Park Ltd.,
250,000	Series 2014-1A-C	3.39%	#^	04/15/2026	249,063

	Race Point Ltd.,
250,000	Series 2012-6RA-CR	3.44%	#^	05/24/2023	251,309
250,000	Series 2012-6RA-DR	4.44%	#^	05/24/2023	247,447

	Sierra Ltd.,
500,000	Series 2006-2A-A3L	1.02%	#^	01/22/2021	492,213

	Symphony Ltd.,
500,000	Series 2013-11A-C	3.44%	#^	01/17/2025	495,947
500,000	Series 2014-14A-D2	3.89%	#^	07/14/2026	480,073

	Thacher Park Ltd.,
500,000	Series 2014-1A-D1	3.82%	#^	10/20/2026	477,288

	Venture Ltd.,
1,000,000	Series 2006-1A-B	0.94%	#^	08/03/2020	938,397
500,000	Series 2013-15A-C	3.39%	#^	07/15/2025	496,506
500,000	Series 2014-17A-C	3.14%	#^	07/15/2026	489,607

	Washington Mill Ltd.,
250,000	Series 2014-1A-C	3.29%	#^	04/20/2026	246,310

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	79

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	WG Horizons,
500,000	Series 2006-1A-C	2.03%	#^	05/24/2019	486,897

	Wind River Ltd.,
1,000,000	Series 2014-1A-A	1.81%	#^	04/18/2026	995,462

	Total Collateralized Loan Obligations (Cost $42,321,436)				41,827,518

FOREIGN CORPORATE BONDS 16.9%
200,000	Abengoa Transmision Sur S.A.	6.88%	^	04/30/2043	210,000
500,000	Aeropuerto Internacional de Tocumen S.A.	5.75%		10/09/2023	520,858
200,000	Aeropuertos Dominicanos	9.75%		11/13/2019	199,000
200,000	AES Andres Dominicana Ltd.	9.50%		11/12/2020	206,000
200,000	AES Andres Dominicana Ltd.	9.50%	^	11/12/2020	206,000
200,000	AES El Salvador Trust	6.75%		03/28/2023	179,000
650,000	AES Gener S.A.	5.25%		08/15/2021	682,319
500,000	Agromercantil Senior Trust	6.25%		04/10/2019	500,000
200,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	170,000
200,000	Avianca Holdings S.A.	8.38%		05/10/2020	170,000
500,000	Banco Continental SAECA	8.88%		10/15/2017	511,875
200,000	Banco de Costa Rica	5.25%		08/12/2018	201,500
200,000	Banco do Brasil S.A.	9.00%	#^†	06/18/2024	118,414
200,000	Banco GNB Sudameris S.A.	7.50%		07/30/2022	201,200
400,000	Banco International del Peru S.A.A.	6.63%	#	03/19/2029	398,000
700,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%	^	05/07/2020	696,500
500,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	496,250
350,000	Banco Regional SAECA	8.13%		01/24/2019	352,625
700,000	Banco Santander	5.95%	#	01/30/2024	721,350
600,000	Bancolombia S.A.	6.13%		07/26/2020	615,750
600,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	610,500
400,000	BBVA Bancomer S.A.	5.35%	#	11/12/2029	395,000
100,000	Camposol S.A.	9.88%		02/02/2017	90,260
200,000	Cementos Progreso Trust	7.13%		11/06/2023	207,500
600,000	Cencosud S.A.	5.50%		01/20/2021	621,850
200,000	Cencosud S.A.	4.88%		01/20/2023	192,801
200,000	Central American Bottling Corporation	6.75%		02/09/2022	210,300
400,000	CIMPOR Financial Operations B.V.	5.75%		07/17/2024	272,400
600,000	CNOOC Finance Ltd.	2.63%		05/05/2020	592,039
400,000	Colbun S.A.	6.00%		01/21/2020	441,340
200,000	Comcel Trust	6.88%		02/06/2024	197,500
400,000	Compania Minera Ares S.A.C.	7.75%		01/23/2021	384,400
350,000	Corpbanca S.A.	3.88%		09/22/2019	354,186
500,000	CorpGroup Banking S.A.	6.75%		03/15/2023	477,500
100,000	Corporacion Azucarera del Peru S.A.	6.38%		08/02/2022	83,000
200,000	Corporacion Financiera de Desarrollo S.A.	3.25%	^	07/15/2019	200,650
500,000	Corporacion Financiera de Desarrollo S.A.	3.25%		07/15/2019	501,625
500,000	Cosan Overseas Ltd.	8.25%	†	11/05/2015	392,500
600,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	606,750
100,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	100,375
200,000	Digicel Ltd.	8.25%		09/30/2020	186,000
400,000	Digicel Ltd.	7.13%		04/01/2022	347,000
100,000	E.Cl S.A.	5.63%		01/15/2021	109,381
170,000	Ecopetrol S.A.	7.38%		09/18/2043	155,975
200,000	Ecopetrol S.A.	5.88%		05/28/2045	152,000
600,000	Empresa de Energia de Bogota S.A.	6.13%		11/10/2021	624,000

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
400,000	Empresa Electrica Guacolda S.A.	4.56%	^	04/30/2025	379,788
400,000	Empresas Publicas de Medellin E.S.P.	7.63%		07/29/2019	457,000
748,431	ENA Norte Trust	4.95%		04/25/2023	770,884
195,841	Fermaca Enterprises S. de R.L. de C.V.	6.38%	^	03/30/2038	186,049
500,000	Fondo Mivivienda S.A.	3.38%		04/02/2019	497,500
100,000	Freeport-McMoRan Copper & Gold, Inc.	4.00%		11/14/2021	78,500
400,000	Freeport-McMoRan Copper & Gold, Inc.	3.88%		03/15/2023	299,500
200,000	Freeport-McMoRan Copper & Gold, Inc.	5.45%		03/15/2043	140,000
290,000	Gibson Energy, Inc.	6.75%	^	07/15/2021	280,212
400,000	Global Bank Corporation	4.75%		10/05/2017	405,400
200,000	Global Bank Corporation	5.13%	^	10/30/2019	202,500
200,000	Global Bank Corporation	5.13%		10/30/2019	202,500
400,000	Globo Communicacao e Participacoes S.A.	5.31%	#	05/11/2022	400,000
200,000	Gol LuxCo S.A.	8.88%	^	01/24/2022	124,000
400,000	Grupo Aval Ltd.	5.25%		02/01/2017	408,000
150,000	Grupo Bimbo S.A.B. de C.V.	4.50%		01/25/2022	155,400
200,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	209,000
500,000	Grupo Elektra S.A.B. de C.V.	7.25%		08/06/2018	477,500
400,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	402,000
200,000	Grupo Posadas S.A.B. de C.V.	7.88%	^	06/30/2022	181,000
400,000	GrupoSura Finance S.A.	5.70%		05/18/2021	416,400
750,000	Guanay Finance Ltd.	6.00%		12/15/2020	743,437
500,000	Hutchison Whampoa International Ltd.	6.00%	#†	05/07/2017	521,840
200,000	Hutchison Whampoa International Ltd.	3.25%		11/08/2022	199,003
200,000	Industrial Senior Trust	5.50%		11/01/2022	185,900
200,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	208,500
200,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	203,750
225,000	Intelsat Jackson Holdings S.A.	5.50%		08/01/2023	186,187
400,000	Israel Electric Corporation Ltd.	5.63%		06/21/2018	426,500
450,000	JBS Investments GmbH	7.25%		04/03/2024	434,250
300,000	Latam Airlines Group S.A.	7.25%	^	06/09/2020	267,000
200,000	Magnesita Finance Ltd.	8.63%	†	04/05/2017	132,000
300,000	Marfrig Holdings B.V.	6.88%		06/24/2019	260,250
200,000	Marfrig Holdings B.V.	6.88%	^	06/24/2019	173,500
200,000	Minerva Luxembourg S.A.	8.75%	#^†	04/03/2019	178,000
380,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	338,200
300,000	Minsur S.A.	6.25%		02/07/2024	301,500
200,000	OAS Financial Ltd.	8.88%	#†Ω	04/25/2018	21,000
900,000	Oversea-Chinese Banking Corporation	4.00%	#	10/15/2024	923,210
200,000	Pacific Rubiales Energy Corporation	5.13%		03/28/2023	70,000
200,000	Pacific Rubiales Energy Corporation	5.63%	^	01/19/2025	71,250
100,000	Pacific Rubiales Energy Corporation	5.63%		01/19/2025	35,625
800,000	Peru Enhanced Pass-Through Finance Ltd.	0.00%		06/02/2025	615,920
400,000	Petroleos Mexicanos	5.50%		01/21/2021	420,600
215,000	Seven Generations Energy Ltd.	8.25%	^	05/15/2020	203,175
200,000	Sinopec Group Overseas Development Ltd.	2.50%	^	04/28/2020	197,396
200,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%	^	11/07/2021	188,750
300,000	Southern Copper Corporation	6.75%		04/16/2040	267,858
300,000	Southern Copper Corporation	5.88%		04/23/2045	243,942
500,000	Tanner Servicios Financieros S.A.	4.38%		03/13/2018	499,459
200,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	194,000
200,000	Telefonica Chile S.A.	3.88%		10/12/2022	195,397
200,000	Tencent Holdings Ltd.	3.80%	^	02/11/2025	193,172
900,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	909,000

80	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
400,000	TV Azteca S.A.B. de C.V.	7.50%		05/25/2018	354,000
400,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	331,400
375,000	Union Andina de Cementos S.A.A.	5.88%		10/30/2021	361,875
800,000	United Overseas Bank Ltd.	3.75%	#	09/19/2024	817,712
200,000	Vedanta Resources PLC	8.25%		06/07/2021	148,000
200,000	Vedanta Resources PLC	7.13%		05/31/2023	133,250
600,000	Volcan Cia Minera S.A.A.	5.38%		02/02/2022	501,000
200,000	VTR Finance B.V.	6.88%		01/15/2024	182,000

	Total Foreign Corporate Bonds (Cost $37,870,779)				35,375,414

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 2.5%
1,500,000	Colombia Government International Bond	4.38%		07/12/2021	1,531,500
1,500,000	Mexico Government International Bond	3.50%		01/21/2021	1,530,000
1,500,000	Panama Government International Bond	5.20%		01/30/2020	1,621,875
500,000	Peruvian Government International Bond	4.13%		08/25/2027	495,000

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $5,258,053)				5,178,375

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 10.0%

	Banc of America Commercial Mortgage Trust,
150,000	Series 2006-6-AM	5.39%		10/10/2045	155,470
100,000	Series 2007-1-AMFX	5.48%	#	01/15/2049	103,745
100,000	Series 2007-5-AM	5.77%	#	02/10/2051	105,872

	Bear Stearns Commercial Mortgage Securities, Inc.,
100,000	Series 2006-PW13-AJ	5.61%	#	09/11/2041	101,002
250,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	253,154

	BXHTL Mortgage Trust,
550,000	Series 2015-JWRZ-A	1.44%	#^	05/15/2029	547,664

	CD Commercial Mortgage Trust,
100,000	Series 2006-CD2-AM	5.53%	#	01/15/2046	100,716
100,000	Series 2007-CD4-AMFX	5.37%	#	12/11/2049	103,461

	CGBAM Commercial Mortgage Trust,
100,000	Series 2014-HD-D	2.21%	#^	02/15/2031	99,466

	Citigroup Commercial Mortgage Trust,
210,000	Series 2007-C6-AMFX	5.90%	#^	12/10/2049	219,820
100,000	Series 2014-GC21-D	5.00%	#^	05/10/2047	90,559
1,878,715	Series 2014-GC25-XA	1.25%	# I/O	10/10/2047	142,240
200,000	Series 2015-GC27-D	4.58%	#^	02/10/2048	170,220

	COBALT Commercial Mortgage Trust,
150,000	Series 2007-C2-AJFX	5.57%	#	04/15/2047	151,069
100,000	Series 2007-C3-AM	5.96%	#	05/15/2046	106,326

	Commercial Mortgage Pass-Through Certificates,
3,203,965	Series 2013-CR10-XA	1.15%	# I/O	08/10/2046	147,627
1,335,529	Series 2014-CR17-XA	1.36%	# I/O	05/10/2047	91,607
100,000	Series 2014-CR19-C	4.88%	#	08/10/2047	102,044
1,482,674	Series 2014-CR19-XA	1.46%	# I/O	08/10/2047	108,215
125,000	Series 2014-CR20-C	4.66%	#	11/10/2047	124,572
150,000	Series 2014-KYO-E	2.55%	#^	06/11/2027	148,938
100,000	Series 2014-KYO-F	3.70%	#^	06/11/2027	99,204
375,000	Series 2015-CR22-D	4.27%	#^	03/10/2048	312,956
300,000	Series 2015-CR23-D	4.40%	#	05/10/2048	251,206
2,493,141	Series 2015-DC1-XA	1.33%	# I/O	02/10/2048	188,201
815,000	Series 2015-LC21-C	4.46%	#	07/10/2048	777,830

	Countrywide Commercial Mortgage Trust,
176,632	Series 2007-MF1-A	6.27%	#^	11/12/2043	185,208

	Credit Suisse Mortgage Capital Certificates,
150,000	Series 2006-C4-AM	5.51%		09/15/2039	154,699
100,000	Series 2007-C2-AM	5.62%	#	01/15/2049	105,045
375,000	Series 2007-C4-A1AM	6.15%	#	09/15/2039	398,447
2,018,458	Series 2014-USA-X1	0.70%	#^ I/O	09/15/2037	92,883
475,000	Series 2015-SAND-D	3.06%	#^	08/15/2030	477,819

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CSAIL Commercial Mortgage Trust,
2,742,734	Series 2015-C1-XA	1.12%	# I/O	04/15/2050	177,774

	Grace Mortgage Trust,
100,000	Series 2014-GRCE-A	3.37%	^	06/10/2028	104,766

	Greenwich Capital Commercial Funding Corporation,
100,000	Series 2006-GG7-AJ	6.01%	#	07/10/2038	99,253
300,000	Series 2007-GG11-AJ	6.25%	#	12/10/2049	308,310
150,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	158,633
200,000	Series 2007-GG9-AM	5.48%		03/10/2039	207,317
175,000	Series 2007-GG9-AMFX	5.48%		03/10/2039	182,130

	GS Mortgage Securities Corporation,
100,000	Series 2006-GG6-AJ	5.60%	#	04/10/2038	100,483
225,000	Series 2006-GG8-AJ	5.62%		11/10/2039	227,000
3,237,488	Series 2013-GC10-XA	1.78%	# I/O	02/10/2046	286,880
4,182,746	Series 2014-GC20-XA	1.36%	# I/O	04/12/2047	289,542
9,270,656	Series 2014-GC24-XA	1.02%	# I/O	09/12/2047	508,996

	JP Morgan Chase Commercial Mortgage Securities Corporation,
150,000	Series 2006-LDP8-AJ	5.48%	#	05/15/2045	154,144
348,533	Series 2006-LDP9-AM	5.37%		05/15/2047	357,593
150,000	Series 2007-CB20-AM	6.08%	#	02/12/2051	161,362
150,000	Series 2007-CIBC18-AM	5.47%	#	06/12/2047	156,965
385,000	Series 2007-CIBC20	6.28%	#	02/12/2051	393,971
225,000	Series 2007-LD12-AM	6.21%	#	02/15/2051	239,981
100,000	Series 2014-DSTY-A	3.43%	^	06/10/2027	104,103
150,000	Series 2014-PHH-D	2.60%	#^	08/15/2027	150,919
550,000	Series 2015-CSMO-C	2.46%	#^	01/15/2032	547,867

	JPMBB Commercial Mortgage Securities Trust,
2,210,153	Series 2014-C18-XA	1.30%	# I/O	02/15/2047	133,247
1,239,109	Series 2014-C21-XA	1.27%	# I/O	08/15/2047	88,847
100,000	Series 2014-C23-C	4.61%	#	09/15/2047	100,365
150,000	Series 2014-C25-C	4.60%	#	11/15/2047	149,374
425,000	Series 2014-C26-C	4.57%	#	01/15/2048	420,823
6,985,775	Series 2015-C29-XA	1.10%	# I/O	05/15/2048	359,345
5,810,931	Series 2015-C31-XA	1.20%	# I/O	08/15/2048	396,242

	LB-UBS Commercial Mortgage Trust,
845,000	Series 2007-C1-AJ	5.48%		02/15/2040	869,739
100,000	Series 2007-C1-AM	5.46%		02/15/2040	104,245
550,000	Series 2007-C2-AM	5.49%	#	02/15/2040	574,316

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
100,000	Series 2006-1-AJ	5.75%	#	02/12/2039	100,883
300,000	Series 2006-2-AJ	6.07%	#	06/12/2046	306,369

	Morgan Stanley Bank of America Merrill Lynch Trust,
100,000	Series 2014-C18-C	4.49%		10/15/2047	102,708
500,000	Series 2014-C19-C	4.00%		12/15/2047	489,025
500,000	Series 2015-C20-C	4.61%	#	02/15/2048	501,253
180,000	Series 2015-C21-C	4.30%	#	03/15/2048	175,610
360,000	Series 2015-C23-C	4.27%	#	07/15/2050	349,827

	Morgan Stanley Capital, Inc.,
100,000	Series 2005-HQ7-AJ	5.40%	#	11/14/2042	99,926
101,439	Series 2005-IQ10-AJ	5.53%	#	09/15/2042	101,388
250,000	Series 2006-HQ8-AJ	5.67%	#	03/12/2044	251,204
200,000	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	204,047
150,000	Series 2007-IQ16-AM	6.28%	#	12/12/2049	161,623
150,000	Series 2014-MP-D	3.82%	#^	08/11/2029	152,940

	Wachovia Bank Commercial Mortgage Trust,
360,000	Series 2006-C28-AJ	5.63%	#	10/15/2048	365,673
100,000	Series 2007-C30-AJ	5.41%	#	12/15/2043	101,041
600,000	Series 2007-C30-AM	5.38%		12/15/2043	624,191
150,000	Series 2007-C31-AM	5.59%	#	04/15/2047	157,799
485,000	Series 2007-C33-AJ	6.15%	#	02/15/2051	499,989

	Wells Fargo Commercial Mortgage Trust,
200,000	Series 2015-C27-C	3.89%		02/15/2048	187,710
400,000	Series 2015-C28-C	4.28%	#	05/15/2048	381,545
2,741,472	Series 2015-NXS1-XA	1.35%	# I/O	05/15/2048	211,766
8,990,612	Series 2015-NXS2-XA	0.95%	# I/O	07/15/2058	473,419

	WF-RBS Commercial Mortgage Trust,
4,203,950	Series 2014-C21-XA	1.34%	# I/O	08/15/2047	305,261
2,546,129	Series 2014-C24-XA	1.13%	# I/O	11/15/2047	164,376

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $21,133,680)				20,801,390

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	81

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 22.3%

	Banc of America Funding Corporation,
750,000	Series 2005-B-3M1	0.67%	#	04/20/2035	608,094

	Bear Stearns Alt-A Trust,
2,285,032	Series 2006-4-22A1	2.87%	#	08/25/2036	1,862,546

	CAM Mortgage LLC,
1,674,283	Series 2015-1-A	3.38%	#^	07/15/2064	1,678,077

	CitiMortgage Alternative Loan Trust,
2,607,771	Series 2007-A5-1A10	5.75%		05/25/2037	2,247,129

	Countrywide Alternative Loan Trust,
1,053,960	Series 2005-75CB-A3	5.50%		01/25/2036	1,003,478
1,089,942	Series 2006-23CB-2A2	6.50%		08/25/2036	843,176
851,563	Series 2007-15CB-A7	6.00%		07/25/2037	800,125
1,090,560	Series 2008-1R-2A3	6.00%		08/25/2037	941,267

	Countrywide Home Loans,
1,189,676	Series 2005-HYB9-3A2A	2.59%	#	02/20/2036	1,108,439
803,761	Series 2007-14-A15	6.50%		09/25/2037	798,047
1,932,775	Series 2007-HY1-1A1	2.63%	#	04/25/2037	1,821,287

	Credit Suisse First Boston Mortgage Backed Trust,
588,324	Series 2006-2-A5A	6.08%	#	09/25/2036	421,722

	Credit Suisse First Boston Mortgage Securities Corporation,
1,243,696	Series 2005-10-6A9	5.50%		11/25/2035	1,072,721
708,540	Series 2005-9-5A9	5.50%		10/25/2035	628,637

	Credit Suisse Mortgage Capital Certificates,
1,500,000	Series 2011-12R-3A5	2.37%	#^	07/27/2036	1,391,245
402,000	Series 2011-5R-6A9	2.74%	#^	11/27/2037	364,342
3,911,937	Series 2015-RPL3-A1	3.75%	#^	12/25/2056	3,929,979

	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust,
759,889	Series 2006-AB4-A1A	6.01%	#	10/25/2036	637,728

	Deutsche Mortgage & Asset Receiving Corporation,
267,879	Series 2014-RS1-1A2	8.46%	#^	07/27/2037	196,891

	Impac Secured Assets Trust,
1,137,463	Series 2006-5-1A1C	0.46%	#	02/25/2037	878,001

	IndyMac Mortgage Loan Trust,
5,173,892	Series 2006-AR19-2A1	2.84%	#	08/25/2036	4,256,250

	JP Morgan Mortgage Trust,
1,136,739	Series 2005-S3-1A2	5.75%		01/25/2036	1,008,366
1,780,181	Series 2007-A2-4A1M	4.62%	#	04/25/2037	1,606,799

	Lehman Mortgage Trust,
322,486	Series 2006-1-1A3	5.50%		02/25/2036	261,853

	MASTR Adjustable Rate Mortgages Trust,
445,395	Series 2006-2-2A1	2.63%	#	04/25/2036	416,570

	Merrill Lynch Alternative Note Asset Trust,
577,240	Series 2007-F1-2A7	6.00%		03/25/2037	443,362

	Merrill Lynch Mortgage Investors Trust,
1,305,386	Series 2006-AF1-AF2C	6.25%		08/25/2036	1,078,336

	Morgan Stanley Mortgage Loan Trust,
293,061	Series 2005-7-4A1	5.50%		11/25/2035	267,010
323,263	Series 2006-2-2A4	5.75%		02/25/2036	309,570
875,878	Series 2006-2-7A1	5.54%	#	02/25/2036	820,041
875,065	Series 2007-8XS-A1	5.75%	#	04/25/2037	663,980

	Residential Accredit Loans, Inc.,
498,280	Series 2006-QS10-A9	6.50%		08/25/2036	424,907
1,055,173	Series 2006-QS12-2A3	6.00%		09/25/2036	886,241

	Residential Asset Securitization Trust,
613,439	Series 2006-A2-A11	6.00%		01/25/2046	499,888

	RMAT LLC,
1,461,477	Series 2015-RPL1-A1	3.97%	#^	05/26/2020	1,469,760

	Springleaf Mortgage Loan Trust,
750,000	Series 2013-1A-B2	6.00%	#^	06/25/2058	756,286
750,000	Series 2013-2A-B2	6.00%	#^	12/25/2065	758,240

	Towd Point Mortgage Trust,
3,787,490	Series 2015-2-1A13	2.50%	#^	11/25/2060	3,769,147

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Washington Mutual Mortgage Pass-Through Certificates,
1,589,343	Series 2006-2-4CB	6.00%		03/25/2036	1,406,772

	Wells Fargo Alternative Loan Trust,
1,665,011	Series 2007-PA5-1A1	6.25%		11/25/2037	1,619,877

	Wells Fargo Mortgage Backed Securities Trust,
392,155	Series 2007-2-1A15	5.75%		03/25/2037	383,687
210,051	Series 2007-3-1A4	6.00%		04/25/2037	208,917

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $46,768,360)				46,548,790

US CORPORATE BONDS 8.6%
160,000	Activision Blizzard, Inc.	5.63%	^	09/15/2021	168,800
270,000	Air Medical Merger Sub Corporation	6.38%	^	05/15/2023	247,050
405,000	Alere, Inc.	6.50%		06/15/2020	413,100
50,000	Alere, Inc.	6.38%	^	07/01/2023	50,875
365,000	American Axle & Manufacturing, Inc.	6.63%		10/15/2022	368,650
60,000	Argos Merger Sub, Inc.	7.13%	^	03/15/2023	60,825
85,000	Asbury Automotive Group, Inc.	6.00%		12/15/2024	88,400
175,000	Ashland, Inc.	4.75%		08/15/2022	163,625
175,000	Audatex North America, Inc.	6.00%	^	06/15/2021	176,004
170,000	Avis Budget Car Rental LLC	5.50%		04/01/2023	164,687
295,000	Berry Plastics Corporation	5.50%		05/15/2022	286,519
410,000	CCO Holdings LLC	5.25%		09/30/2022	385,400
45,000	CCO Holdings LLC	5.13%	^	05/01/2023	41,540
197,000	CDW LLC	6.00%		08/15/2022	206,111
245,000	Cequel Communications LLC	6.38%	^	09/15/2020	232,137
170,000	CommScope, Inc.	5.00%	^	06/15/2021	166,812
90,000	Dana Holding Corporation	5.50%		12/15/2024	87,075
45,000	Dollar Tree, Inc.	5.75%	^	03/01/2023	46,912
40,000	Energy Gulf Coast, Inc.	9.25%		12/15/2017	8,600
15,000	Energy Gulf Coast, Inc.	11.00%	^	03/15/2020	7,125
50,000	Energy Gulf Coast, Inc.	7.50%		12/15/2021	6,750
85,000	Energy Partners Ltd.	8.25%		02/15/2018	21,250
235,000	Ensemble S Merger Sub, Inc.	9.00%	^	09/30/2023	228,244
155,000	EP Energy LLC	9.38%		05/01/2020	134,075
65,000	Frontier Communications Corporation	10.50%	^	09/15/2022	63,375
525,000	Gannett Company, Inc.	4.88%	^	09/15/2021	515,813
650,000	Gates Global LLC	6.00%	^	07/15/2022	526,500
105,000	Goodyear Tire & Rubber Company	7.00%		05/15/2022	111,956
390,000	Gray Television, Inc.	7.50%		10/01/2020	401,213
180,000	HCA, Inc.	5.38%		02/01/2025	179,100
165,000	HD Supply, Inc.	7.50%		07/15/2020	172,425
190,000	Hexion Finance Corporation	6.63%		04/15/2020	162,450
345,000	Icahn Enterprises LP	4.88%		03/15/2019	346,380
425,000	Infor, Inc.	6.50%	^	05/15/2022	391,000
125,000	JBS LLC	5.75%	^	06/15/2025	115,000
170,000	Kindred Healthcare, Inc.	8.00%	^	01/15/2020	180,625
235,000	Level 3 Communications, Inc.	5.75%		12/01/2022	231,181
235,000	Levi Strauss & Company	5.00%		05/01/2025	231,475
340,000	Lifepoint Hospitals, Inc.	5.50%		12/01/2021	343,825
440,000	Memorial Productions Partners LP	6.88%		08/01/2022	270,600
110,000	MGM Resorts International	6.63%		12/15/2021	113,300
275,000	Milacron LLC	7.75%	^	02/15/2021	281,875
55,000	NCL Corporation Ltd.	5.00%		02/15/2018	55,963
515,000	NCL Corporation Ltd.	5.25%	^	11/15/2019	527,556

82	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
145,000	Pilgrim’s Pride Corporation	5.75%	^	03/15/2025	142,825
460,000	Plastipak Holdings, Inc.	6.50%	^	10/01/2021	441,600
155,000	Platform Specialty Products Corporation	6.50%	^	02/01/2022	134,075
165,000	Post Holdings, Inc.	7.38%		02/15/2022	168,506
265,000	Quintiles Transnational Corporation	4.88%	^	05/15/2023	263,013
205,000	Regal Entertainment Group	5.75%		03/15/2022	202,181
479,000	Revlon Consumer Products Corporation	5.75%		02/15/2021	467,025
440,000	Reynolds Group Issuer LLC	8.25%		02/15/2021	441,100
105,000	Rite Aid Corporation	6.13%	^	04/01/2023	104,606
266,000	Sally Holdings LLC	5.75%		06/01/2022	278,635
125,000	Sanchez Energy Corporation	6.13%		01/15/2023	84,375
70,000	Sandridge Energy, Inc.	8.75%	^	06/01/2020	42,569
395,000	SBA Communications Corporation	5.63%		10/01/2019	408,331
190,000	Scientific Games International, Inc.	7.00%	^	01/01/2022	188,575
410,000	Select Medical Corporation	6.38%		06/01/2021	401,800
370,000	Service Corporation International	5.38%		01/15/2022	382,950
545,000	Signode Industrial Group, Inc.	6.38%	^	05/01/2022	517,750
120,000	Southern Star Central Corporation	5.13%	^	07/15/2022	115,800
380,000	Spectrum Brands, Inc.	5.75%	^	07/15/2025	389,500
235,000	Station Casinos LLC	7.50%		03/01/2021	245,575
365,000	Steel Dynamics, Inc.	5.13%		10/01/2021	347,663
175,000	Tenet Healthcare Corporation	6.75%		06/15/2023	174,125
375,000	Terex Corporation	6.00%		05/15/2021	364,688
480,000	Tesoro Logistics LP	6.25%	^	10/15/2022	470,400
470,000	TransDigm, Inc.	6.00%		07/15/2022	440,625
250,000	Triangle USA Petroleum Corporation	6.75%	^	07/15/2022	106,250
240,000	Tribune Media Company	5.88%	^	07/15/2022	233,400
385,000	Ultra Petroleum Corporation	5.75%	^	12/15/2018	279,125
225,000	United Rentals North America, Inc.	7.63%		04/15/2022	240,188
465,000	Viking Cruises Ltd.	8.50%	^	10/15/2022	511,500
265,000	WCI Communities, Inc.	6.88%		08/15/2021	276,263

	Total US Corporate Bonds (Cost $18,850,931)				17,847,196

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 2.5%

	Federal Home Loan Mortgage Corporation,
6,981,811	Series 3926-HS	6.24%	# I/F I/O	09/15/2041	1,230,829
901,933	Series 4390-NY	3.00%		06/15/2040	937,794
966,347	Series 4471-GA	3.00%		02/15/2044	987,787

	Federal National Mortgage Association,
1,986,225	Series 2015-59-A	3.00%		06/25/2041	2,043,501

	Total US Government / Agency Mortgage Backed Obligations (Cost $5,262,000)				5,199,911

US GOVERNMENT BONDS AND NOTES 2.4%
5,000,000	United States Treasury Notes	1.38%		09/30/2020	4,999,870

	Total US Government Bonds and Notes (Cost $5,002,539)				4,999,870

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
AFFILIATED MUTUAL FUNDS 10.1% (a)
2,116,323	DoubleLine Floating Rate Fund				21,120,900

	Total Affiliated Mutual Funds (Cost $21,440,387)				21,120,900

SHORT TERM INVESTMENTS 1.6%
1,108,655	BlackRock Liquidity Funds FedFund - Institutional Shares	0.01%	♦		1,108,655
1,108,656	Fidelity Institutional Money Market Government Portfolio - Class I	0.01%	♦		1,108,656
1,108,656	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.04%	♦		1,108,656

	Total Short Term Investments (Cost $3,325,967)				3,325,967

	Total Investments 98.7% (Cost $211,072,907)				206,068,329
	Other Assets in Excess of Liabilities 1.3%				2,699,696

	NET ASSETS 100.0%				$208,768,025

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	22.3%
Collateralized Loan Obligations	20.0%
Foreign Corporate Bonds	16.9%
Affiliated Mutual Funds	10.1%
Non-Agency Commercial Mortgage Backed Obligations	10.0%
US Corporate Bonds	8.6%
US Government / Agency Mortgage Backed Obligations	2.5%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	2.5%
US Government Bonds and Notes	2.4%
Asset Backed Obligations	1.8%
Short Term Investments	1.6%
Other Assets and Liabilities	1.3%

100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	83

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	(Unaudited) September 30, 2015

COUNTRY BREAKDOWN as a % of Net Assets:
United States	79.3%
Mexico	3.0%
Colombia	2.8%
Chile	2.5%
Peru	2.4%
Panama	2.1%
Brazil	1.5%
China	0.9%
Singapore	0.8%
Guatemala	0.6%
Israel	0.5%
Paraguay	0.5%
Costa Rica	0.4%
Dominican Republic	0.3%
Jamaica	0.3%
Indonesia	0.2%
Canada	0.2%
India	0.2%
United Kingdom	0.1%
El Salvador	0.1%
Other Assets and Liabilities	1.3%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	22.3%
Collateralized Loan Obligations	20.0%
Affiliated Mutual Funds	10.1%
Non-Agency Commercial Mortgage Backed Obligations	10.0%
Banking	4.7%
US Government / Agency Mortgage Backed Obligations	2.5%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	2.5%
US Government Bonds and Notes	2.4%
Transportation	2.2%
Utilities	2.1%
Oil & Gas	2.0%
Asset Backed Obligations	1.8%
Short Term Investments	1.6%
Media	1.5%
Mining	1.3%
Consumer Products	1.3%
Healthcare	1.1%
Telecommunications	1.1%
Building and Development	1.1%
Finance	0.8%
Leisure	0.6%
Retailers (other than Food/Drug)	0.5%
Containers and Glass Products	0.5%
Industrial Equipment	0.5%
Electronics/Electric	0.5%
Chemicals/Plastics	0.5%
Food/Drug Retailers	0.4%
Hotels/Motels/Inns and Casinos	0.4%
Conglomerates	0.4%
Energy	0.3%
Technology	0.3%
Automotive	0.3%
Business Equipment and Services	0.3%
Aerospace & Defense	0.2%
Financial Intermediaries	0.2%
Food Products	0.2%
Construction	0.1%
Beverage and Tobacco	0.1%
Other Assets and Liabilities	1.3%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2015, the value of these securities amounted to $76,582,492 or 36.7% of net assets.

¥	Illiquid security. At September 30, 2015, the value of these securities amount to $1,004,100 or 0.5% of net assets.

#	Variable rate security. Rate disclosed as of September 30, 2015.

†	Perpetual Maturity

Ω	Issuer is in default of interest payments

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

(a)	Institutional class shares held

♦	Seven-day yield as of September 30, 2015

Investments in Affiliates

Generally, an issuer is an affiliate of a Fund under the Investment Company Act of 1940 if the Fund holds 5% or more of the outstanding voting securities of the issuer or if the issuer is under common control with the Fund.

A summary of the DoubleLine Flexible Income Fund’s investments in affiliated mutual funds for the period ended September 30, 2015 is as follows:

Fund	Value at March 31, 2015	Gross Purchases	Gross Sales	Shares Held at September 30, 2015	Value at September 30, 2015	Dividend Income Earned in the Period Ended September 30, 2015	Net Realized Gain (Loss) in the Period Ended September 30, 2015
DoubleLine Floating Rate Fund	$8,175,333	$13,300,000	$—	2,116,323	$21,120,900	$334,354	$—

84	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 86.9%

BRAZIL 6.5%
3,000,000	Cosan Overseas Ltd.	8.25%	†	11/05/2015	2,355,000
100,000	Globo Communicacao e Participacoes S.A.	5.31%	#^	05/11/2022	100,000
3,700,000	Globo Communicacao e Participacoes S.A.	5.31%	#	05/11/2022	3,700,000
200,000	Marfrig Holdings B.V.	8.38%		05/09/2018	187,500
1,500,000	Marfrig Holdings B.V.	6.88%	^	06/24/2019	1,301,250
1,000,000	Marfrig Holdings B.V.	6.88%		06/24/2019	867,500
600,000	Minerva Luxembourg S.A.	8.75%	#^†	04/03/2019	534,000
1,900,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	1,691,000
1,000,000	OAS Investments GmbH	8.25%	Ω	10/19/2019	98,000
200,000	Raizen Energy Finance Ltd.	7.00%		02/01/2017	203,500

					11,037,750

CHILE 14.1%
2,000,000	AES Gener S.A.	5.25%		08/15/2021	2,099,442
150,000	Banco Santander	1.19%	#^	04/11/2017	147,820
3,850,000	Banco Santander	1.19%	#	04/11/2017	3,794,056
600,000	Banco Santander	2.21%	#	06/07/2018	606,000
2,000,000	Cencosud S.A.	5.50%		01/20/2021	2,072,832
2,500,000	Corpbanca S.A.	3.13%		01/15/2018	2,494,363
1,500,000	Corporacion Nacional del Cobre de Chile	3.75%		11/04/2020	1,504,221
4,000,000	Guanay Finance Ltd.	6.00%		12/15/2020	3,965,000
2,600,000	Inversiones CMPC S.A.	4.75%		01/19/2018	2,682,729
2,300,000	Sociedad Quimica y Minera S.A.	6.13%		04/15/2016	2,345,115
1,900,000	Tanner Servicios Financieros S.A.	4.38%		03/13/2018	1,897,942
300,000	VTR Finance B.V.	6.88%		01/15/2024	273,000

					23,882,520

CHINA 3.2%
400,000	CNPC General Capital Ltd.	1.21%	#^	05/14/2017	398,375
3,600,000	Hutchison Whampoa International Ltd.	6.00%	#†	05/07/2017	3,757,244
1,200,000	Sinopec Group Overseas Development Ltd.	2.75%		04/10/2019	1,218,114

					5,373,733

COLOMBIA 8.7%
1,200,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	1,020,000
2,500,000	Ecopetrol S.A.	4.25%		09/18/2018	2,531,250
1,500,000	Empresa de Energia de Bogota S.A.	6.13%		11/10/2021	1,560,000
1,500,000	Empresas Publicas de Medellin E.S.P.	7.63%		07/29/2019	1,713,750
2,500,000	Grupo Aval Ltd.	5.25%		02/01/2017	2,550,000
700,000	GrupoSura Finance S.A.	5.70%		05/18/2021	728,700
3,800,000	Pacific Rubiales Energy Corporation	5.38%		01/26/2019	1,453,500
3,200,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	3,232,000

					14,789,200

COSTA RICA 1.8%
2,000,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	1,985,000
1,000,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	1,018,750

					3,003,750

DOMINICAN REPUBLIC 1.9%
200,000	Aeropuertos Dominicanos	9.75%	#	11/13/2019	199,000
500,000	AES Andres Dominicana Ltd.	9.50%	^	11/12/2020	515,000

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,500,000	AES Andres Dominicana Ltd.	9.50%		11/12/2020	2,575,000

					3,289,000

GUATEMALA 4.0%
900,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	900,000
1,600,000	Agromercantil Senior Trust	6.25%		04/10/2019	1,600,000
500,000	Bantrab Senior Trust	9.00%		11/14/2020	508,750
1,250,000	Cementos Progreso Trust	7.13%		11/06/2023	1,296,875
2,350,000	Central American Bottling Corporation	6.75%		02/09/2022	2,471,025

					6,776,650

INDIA 1.3%
700,000	ONGC Videsh Ltd.	3.25%		07/15/2019	705,047
2,000,000	Vedanta Resources PLC	6.00%		01/31/2019	1,459,674

					2,164,721

INDONESIA 2.1%
4,000,000	Freeport-McMoRan Copper & Gold, Inc.	2.38%		03/15/2018	3,520,000

					3,520,000

ISRAEL 6.2%
2,000,000	Delek & Avner Tamar Bond Ltd.	3.84%	^	12/30/2018	2,015,000
2,000,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	2,022,500
4,000,000	Israel Electric Corporation Ltd.	2.11%	#	01/17/2018	3,990,000
2,300,000	Israel Electric Corporation Ltd.	5.63%		06/21/2018	2,452,375

					10,479,875

JAMAICA 1.5%
1,200,000	Digicel Ltd.	7.00%		02/15/2020	1,191,000
1,500,000	Digicel Ltd.	8.25%		09/30/2020	1,395,000

					2,586,000

MEXICO 12.7%
1,000,000	Banco Mercantil del Norte	6.86%	#	10/13/2021	1,042,500
2,927,000	Banco Santander	5.95%	#	01/30/2024	3,016,273
3,900,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	3,968,250
500,000	Credito Real S.A.B. de C.V.	7.50%	^	03/13/2019	496,250
200,000	Credito Real S.A.B. de C.V.	7.50%		03/13/2019	198,500
2,700,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	2,821,500
2,500,000	Grupo Elektra S.A.B. de C.V.	7.25%		08/06/2018	2,387,500
1,500,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	1,507,500
2,300,000	Petroleos Mexicanos	3.50%		07/18/2018	2,331,050
2,000,000	Petroleos Mexicanos	5.50%		01/21/2021	2,103,000
400,000	TV Azteca S.A.B. de C.V.	7.50%		05/25/2018	354,000
1,500,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	1,242,750

					21,469,073

PANAMA 6.2%
250,000	Banco Latinoamericano de Comercio Exterior S.A.	3.75%		04/04/2017	253,594
2,900,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%	^	05/07/2020	2,885,500
4,274,864	ENA Norte Trust	4.95%		04/25/2023	4,403,110
1,500,000	Global Bank Corporation	4.75%		10/05/2017	1,520,250
1,500,000	Global Bank Corporation	5.13%	^	10/30/2019	1,518,750

					10,581,204

PARAGUAY 1.7%
500,000	Banco Continental SAECA	8.88%		10/15/2017	511,875
1,080,000	Banco Regional SAECA	8.13%		01/24/2019	1,088,100

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	85

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund (Cont.)	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,000,000	Telefonica Celular del Paraguay S.A.	6.75%	^	12/13/2022	970,000
400,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	388,000

					2,957,975

PERU 8.9%
1,000,000	Banco de Credito del Peru	2.75%		01/09/2018	997,500
1,000,000	BBVA Banco Continental S.A.	3.25%		04/08/2018	1,011,250
600,000	Camposol S.A.	9.88%		02/02/2017	541,560
200,000	Corporacion Azucarera del Peru S.A.	6.38%		08/02/2022	166,000
600,000	Corporacion Financiera de Desarrollo S.A.	3.25%	^	07/15/2019	601,950
1,000,000	Corporacion Financiera de Desarrollo S.A.	3.25%		07/15/2019	1,003,250
2,000,000	Fondo Mivivienda S.A.	3.38%		04/02/2019	1,990,000
200,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	208,500
740,000	Inkia Energy Ltd.	8.38%		04/04/2021	771,450
1,288,738	Interoceanica IV Finance Ltd.	0.00%		11/30/2018	1,211,413
194,000	Maestro Peru S.A.	6.75%		09/26/2019	206,125
4,540,183	Peru Enhanced Pass-Through Finance Ltd.	0.00%		05/31/2018	4,389,676
1,500,000	Union Andina de Cementos S.A.A.	5.88%	^	10/30/2021	1,447,500
500,000	Union Andina de Cementos S.A.A.	5.88%		10/30/2021	482,500

					15,028,674

QATAR 0.8%
1,329,553	Ras Laffan Liquefied Natural Gas Company	5.30%		09/30/2020	1,427,273

					1,427,273

SINGAPORE 5.3%
251,000	DBS Bank Ltd.	0.90%	#	07/15/2021	249,494
2,000,000	DBS Bank Ltd.	3.63%	#	09/21/2022	2,047,973
3,500,000	Oversea-Chinese Banking Corporation	4.00%	#	10/15/2024	3,590,261
3,000,000	United Overseas Bank Ltd.	3.75%	#	09/19/2024	3,066,420

					8,954,148

	Total Foreign Corporate Bonds (Cost $155,810,561)				147,321,546

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 8.6%

COLOMBIA 4.1%
6,700,000	Colombia Government International Bond	4.38%		07/12/2021	6,840,700

					6,840,700

MEXICO 1.2%
2,050,000	Mexico Government International Bond	3.50%		01/21/2021	2,091,000

					2,091,000

PANAMA 3.3%
5,200,000	Panama Government International Bond	5.20%		01/30/2020	5,622,500

					5,622,500

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $14,947,445)				14,554,200

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 3.3%
1,870,478	BlackRock Liquidity Funds FedFund - Institutional Shares	0.01%	♦		1,870,478
1,870,477	Fidelity Institutional Money Market Government Portfolio - Class I	0.01%	♦		1,870,477
1,870,477	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.04%	♦		1,870,477

	Total Short Term Investments (Cost $5,611,432)				5,611,432

	Total Investments 98.8% (Cost $176,369,438)				167,487,178
	Other Assets in Excess of Liabilities 1.2%				1,990,697

	NET ASSETS 100.0%				$169,477,875

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Corporate Bonds	86.9%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	8.6%
Short Term Investments	3.3%
Other Assets and Liabilities	1.2%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
Chile	14.1%
Mexico	13.9%
Colombia	12.8%
Panama	9.5%
Peru	8.9%
Brazil	6.5%
Israel	6.2%
Singapore	5.3%
Guatemala	4.0%
United States	3.3%
China	3.2%
Indonesia	2.1%
Dominican Republic	1.9%
Costa Rica	1.8%
Paraguay	1.7%
Jamaica	1.5%
India	1.3%
Qatar	0.8%
Other Assets and Liabilities	1.2%

100.0%

86	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2015

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	25.0%
Oil & Gas	11.1%
Transportation	10.9%
Utilities	10.0%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	8.6%
Mining	3.8%
Building and Development	3.6%
Finance	3.5%
Short Term Investments	3.3%
Media	3.2%
Consumer Products	3.1%
Telecommunications	2.5%
Chemicals/Plastics	2.3%
Conglomerates	2.2%
Pulp & Paper	1.6%
Retailers (other than Food/Drug)	1.5%
Beverage and Tobacco	1.4%
Food/Drug Retailers	1.2%
Construction	0.0%	~
Other Assets and Liabilities	1.2%

	100.0%

†	Perpetual Maturity

#	Variable rate security. Rate disclosed as of September 30, 2015.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2015, the value of these securities amounted to $17,082,395 or 10.1% of net assets.

Ω	Issuer is in default of interest payments

♦	Seven-day yield as of September 30, 2015

~	Represents less than 0.05% of net assets

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	87

Schedule of Investments DoubleLine Long Duration Total Return Bond Fund	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 73.2%

	Federal Home Loan Mortgage Corporation,
1,568,401	Series 4057-ZB	3.50%		06/15/2042	1,635,213
1,568,401	Series 4057-ZC	3.50%		06/15/2042	1,618,420
2,182,607	Series 4182-ZD	3.50%		03/15/2043	2,192,102
1,075,096	Series 4194-ZL	3.00%		04/15/2043	1,009,588
2,403,423	Series 4204-QZ	3.00%		05/15/2043	2,256,495
1,627,448	Series 4206-LZ	3.50%		05/15/2043	1,637,657
605,954	Series 4210-Z	3.00%		05/15/2043	554,774
320,122	Series 4226-GZ	3.00%		07/15/2043	293,888
2,308,132	Series 4390-NZ	3.00%		09/15/2044	2,180,527
2,045,453	Series 4417-PZ	3.00%		12/15/2044	1,894,903
2,730,383	Series 4420-CZ	3.00%		12/15/2044	2,509,575
4,851,088	Series 4427-XG	3.00%		01/15/2045	4,410,020
2,029,350	Series 4440-ZD	2.50%		02/15/2045	1,730,250
1,061,513	Series 4460-KB	3.50%		03/15/2045	1,034,406
2,025,125	Series 4461-LZ	3.00%		03/15/2045	1,910,392

	Federal National Mortgage Association,
2,100,000	Series 2012-128-UC	2.50%		11/25/2042	1,888,055
1,568,401	Series 2012-68-ZA	3.50%		07/25/2042	1,612,828
2,234,057	Series 2012-92-AZ	3.50%		08/25/2042	2,253,697
2,947,405	Series 2013-127-MZ	3.00%		12/25/2043	2,721,095
497,024	Series 2013-66-ZK	3.00%		07/25/2043	430,379
1,622,715	Series 2013-74-ZH	3.50%		07/25/2043	1,650,785
1,199,978	Series 2014-42-BZ	3.00%		07/25/2044	1,103,267
1,500,000	Series 2014-67-HD	3.00%		10/25/2044	1,448,985
904,000	Series 2014-68-TD	3.00%		11/25/2044	867,337
2,391,187	Series 2014-80-DZ	3.00%		12/25/2044	2,178,078
1,108,524	Series 2014-80-KL	2.00%		05/25/2043	832,902
3,037,696	Series 2015-16-ZY	2.50%		04/25/2045	2,534,313
2,653,469	Series 2015-52-GZ	3.00%		07/25/2045	2,404,589

	Government National Mortgage Association,
690,794	Series 2013-180-LO	0.00%	P/O	11/16/2043	556,731
3,218,174	Series 2015-53-EZ	2.00%		04/16/2045	2,293,972
2,817,656	Series 2015-79	2.50%		05/20/2045	2,298,078

	Total US Government / Agency Mortgage Backed Obligations (Cost $53,187,495)				53,943,301

US GOVERNMENT BONDS AND NOTES 24.8%
1,000,000	United States Treasury Bonds	5.25%		11/15/2028	1,339,401
300,000	United States Treasury Bonds	4.25%		05/15/2039	378,223

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
300,000	United States Treasury Bonds	3.38%		05/15/2044	329,352
3,673,251	United States Treasury Inflation Indexed Bonds	0.38%		07/15/2025	3,583,498
6,500,000	United States Treasury Notes	0.25%		12/15/2015	6,502,795
5,800,000	United States Treasury Notes	1.88%		05/31/2022	5,856,190
300,000	United States Treasury Notes	2.50%		05/15/2024	312,562

	Total US Government Bonds and Notes (Cost $18,207,387)				18,302,021

SHORT TERM INVESTMENTS 2.0%
488,593	BlackRock Liquidity Funds FedFund - Institutional Shares	0.01%	♦		488,593
488,592	Fidelity Institutional Money Market Government Portfolio - Class I	0.01%	♦		488,592
488,592	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.04%	♦		488,592

	Total Short Term Investments (Cost $1,465,777)				1,465,777

	Total Investments 100.0% (Cost $72,860,659)				73,711,099
	Liabilities in Excess of Other Assets 0.0%				(7,026)

	NET ASSETS 100.0%				$73,704,073

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government / Agency Mortgage Backed Obligations	73.2%
US Government Bonds and Notes	24.8%
Short Term Investments	2.0%
Other Assets and Liabilities	0.0%

100.0%

P/O	Principal only security

♦	Seven-day yield as of September 30, 2015

88	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Consolidated) DoubleLine Strategic Commodity Fund	(Unaudited) September 30, 2015

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
SHORT TERM INVESTMENTS 99.1%
1,432,444	BlackRock Liquidity Funds FedFund - Institutional Shares	0.01%♦		1,432,444
1,432,444	Fidelity Institutional Money Market Government Portfolio - Class I	0.01%♦		1,432,444
610,000	United States Treasury Bills	0.00%	11/19/2015	610,016
1,140,000	United States Treasury Bills	0.00%	04/28/2016	1,139,568
15,150,000	United States Treasury Bills	0.00%	06/23/2016	15,130,972
4,000,000	United States Treasury Bills	0.00%	07/21/2016	3,992,324
4,000,000	United States Treasury Bills	0.00%	08/18/2016	3,989,848

	Total Short Term Investments (Cost $27,724,699)			27,727,616

	Total Investments 99.1% (Cost $27,724,699)			27,727,616
	Other Assets in Excess of Liabilities 0.9%			259,982

	NET ASSETS 100.0%			$27,987,598

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	99.1%
Other Assets and Liabilities	0.9%

100.0%

♦	Seven-day yield as of September 30, 2015

All or a portion of this security is owned by DoubleLine Strategic Commodity Ltd., which is a wholly-owned subsidiary of the DoubleLine Strategic Commodity Fund.

Excess Return Swaps - Long
Reference Entity	Counterparty	Financing Rate	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
Commodity Beta Basket Swap g	Morgan Stanley	0.28%	14,435,000	10/01/2015	$175,427
Long Commodity Basket Swap j	Morgan Stanley	0.22%	6,650,000	10/01/2015	(21,351)

					$154,076

Excess Return Swaps - Short
Reference Entity	Counterparty	Financing Rate	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
Short Commodity Basket Swap y	Morgan Stanley	0.22%	6,650,000	10/01/2015	$88,923

					$88,923

g	The Commodity Beta Basket Swap represents a swap on a basket of commodity indices designed to approximate the broad commodity market. At September 30, 2015, the constituents and their weightings were as follows: Copper 21.1%, Soybeans 21.0%, Nickel 10.0%, Brent Crude 9.9%, Crude Oil 9.9%, Unleaded Gasoline 5.9%, Gas Oil 5.4%, Live Cattle 5.1%, Cotton 4.5%, Sugar 4.0%, and Heating Oil 3.2%.

j	The Long Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At September 30, 2015, the constituents and their weightings were as follows: Copper 20.5%, Soybeans 20.4%, Cocoa 20.0%, Gold 19.7%, and Cotton 19.4%.

y	The Short Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At September 30, 2015, the constituents and their weightings were as follows: Kansas Wheat 21.3%, Crude Oil 20.0%, Heating Oil 19.8%, Brent Crude 19.6%, and Natural Gas 19.3%.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	89

Statements of Assets and Liabilities	(Unaudited) September 30, 2015

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

ASSETS
Investments in Unaffiliated Securities, at Value*	$44,799,369,441	$4,275,810,755	$888,822,340	$48,023,890	$2,584,696,643	$300,169,717
Investments in Affiliated Securities, at Value*	—	72,530,201	—	36,607,604	47,800,000	—
Short Term Investments*	4,620,648,623	238,903,477	17,354,255	44,565,185	95,389,942	33,089,687
Receivable for Fund Shares Sold	201,248,624	18,121,800	2,294,429	514,207	10,222,135	2,062,989
Interest and Dividends Receivable	167,893,630	29,905,528	14,389,279	487,096	13,261,157	1,360,758
Receivable for Investments Sold	4,547,585	66,683,822	—	—	21,059,847	20,093,448
Prepaid Expenses and Other Assets	952,277	136,601	99,223	26,001	100,834	21,590
Cash	166,667	—	—	3,340,000	—	—
Deposit at Broker for Futures	—	—	—	2,542,760	—	—
Variation Margin Receivable	—	—	—	197,651	—	—
Total Assets	49,794,826,847	4,702,092,184	922,959,526	136,304,394	2,772,530,558	356,798,189

LIABILITIES
Payable for Investments Purchased	286,804,674	116,939,270	14,699,761	—	51,867,581	28,788,299
Payable for Fund Shares Redeemed	79,299,682	6,347,447	2,320,798	294,596	2,833,526	186,628
Distribution Payable	50,996,416	3,772,514	510,322	676,913	1,033,299	584,318
Investment Advisory Fees Payable	15,962,606	1,439,667	561,395	87,303	741,744	138,736
Transfer Agent Expenses Payable	3,173,856	257,177	49,000	16,489	162,216	36,819
Distribution Fees Payable	2,267,460	156,940	41,474	23,435	305,702	21,201
Administration, Fund Accounting and Custodian Fees Payable	1,756,125	183,228	39,446	19,505	176,226	44,890
Accrued Expenses	901,567	159,226	103,810	75,889	120,443	69,943
Registration Fees Payable	460,106	37,044	8,422	1,040	30,091	23,540
Unrealized Depreciation on Swaps	—	—	—	2,232,005	—	—
Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	—	191,572	—	—
Total Liabilities	441,622,492	129,292,513	18,334,428	3,618,747	57,270,828	29,894,374
Net Assets	$49,353,204,355	$4,572,799,671	$904,625,098	$132,685,647	$2,715,259,730	$326,903,815

NET ASSETS CONSIST OF:
Paid-in Capital	$50,331,898,503	$4,639,479,655	$1,002,473,947	$143,089,101	$2,743,581,316	$331,278,644
Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	(170,524,172)	(5,517,040)	215,367	496,767	(1,741,896)	45,791
Accumulated Net Realized Gain (Loss) on Investments	(1,447,102,985)	(34,475,538)	(17,244,880)	(3,134,425)	(8,888,270)	(1,364,750)
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	638,294,478	(27,132,206)	(80,819,336)	(3,295,655)	(15,491,420)	(3,055,870)
Investments in Affiliated Securities	—	444,800	—	(1,190,248)	(2,200,000)	—
Short Term Investments	638,531	—	—	89	—	—
Forwards	—	—	—	(191,572)	—	—
Futures	—	—	—	(856,405)	—	—
Swaps	—	—	—	(2,232,005)	—	—
Net Assets	$49,353,204,355	$4,572,799,671	$904,625,098	$132,685,647	$2,715,259,730	$326,903,815

*Identified Cost:
Investments in Unaffiliated Securities	$44,161,074,963	$4,302,942,961	$969,641,676	$51,319,545	$2,600,188,063	$303,225,587
Investments in Affiliated Securities	—	72,085,401	—	37,797,852	50,000,000	—
Short Term Investments	4,620,010,092	238,903,477	17,354,255	44,565,096	95,389,942	33,089,687

Class I (unlimited shares authorized):
Net Assets	$39,525,437,808	$3,830,242,174	$687,302,010	$41,972,479	$1,553,849,419	$258,162,387
Shares Outstanding	3,611,909,552	352,911,703	70,884,297	4,765,931	154,543,399	25,874,875
Net Asset Value, Offering and Redemption Price per Share	$10.94	$10.85	$9.70	$8.81	$10.05	$9.98

Class N (unlimited shares authorized):
Net Assets	$9,827,766,547	$742,557,497	$217,323,088	$—	$1,161,410,311	$68,741,428
Shares Outstanding	898,439,364	68,462,579	22,411,806	—	115,589,529	6,876,157
Net Asset Value, Offering and Redemption Price per Share	$10.94	$10.85	$9.70	$—	$10.05	$10.00

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$90,713,168	$—	$—
Shares Outstanding	—	—	—	10,326,277	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$9.15	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$8.78	$—	$—

90	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2015

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)

ASSETS
Investments in Unaffiliated Securities, at Value*	$546,803,463	$181,621,462	$161,875,746	$72,245,322	$—
Investments in Affiliated Securities, at Value*	—	21,120,900	—	—	—
Short Term Investments*	21,957,625	3,325,967	5,611,432	1,465,777	27,727,616
Receivable for Investments Sold	7,835,393	6,906,800	—	1,001,206	—
Interest and Dividends Receivable	3,362,973	1,573,995	2,188,262	218,928	13
Receivable for Fund Shares Sold	1,951,674	537,640	307,458	10,000	3,042
Prepaid Expenses and Other Assets	60,617	41,814	26,371	31,348	10,626
Unrealized Appreciation on Swaps	—	—	—	—	242,999
Due from Advisor	—	—	—	—	31,404
Total Assets	581,971,745	215,128,578	170,009,269	74,972,581	28,015,700

LIABILITIES
Unrealized Depreciation on Swaps	31,260,296	—	—	—	—
Payable for Investments Purchased	10,926,405	5,302,051	185,876	1,030,653	—
Payable for Fund Shares Redeemed	563,863	715,161	85,295	1,684	—
Payable for Swaps Sold	419,125	—	—	—	—
Distribution Payable	214,204	130,380	169,810	119,262	—
Investment Advisory Fees Payable	200,070	94,907	31,943	18,348	—
Transfer Agent Expenses Payable	125,203	43,186	6,484	20,130	13,466
Administration, Fund Accounting and Custodian Fees Payable	41,197	29,610	10,567	12,101	798
Accrued Expenses	22,161	31,424	19,727	61,292	13,289
Distribution Fees Payable	19,553	11,871	19,853	3,776	96
Registration Fees Payable	5,340	1,963	1,839	1,262	453
Total Liabilities	43,797,417	6,360,553	531,394	1,268,508	28,102
Net Assets	$538,174,328	$208,768,025	$169,477,875	$73,704,073	$27,987,598

NET ASSETS CONSIST OF:
Paid-in Capital	$569,119,321	$214,629,249	$178,406,915	$73,835,013	$28,064,234
Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	(508,365)	(313,072)	(71,324)	10,807	(10,853)
Accumulated Net Realized Gain (Loss) on Investments	6,732,079	(543,574)	24,544	(992,187)	(311,699)
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(5,908,411)	(4,685,091)	(8,882,260)	850,440	—
Investments in Affiliated Securities	—	(319,487)	—	—	—
Short Term Investments	—	—	—	—	2,917
Swaps	(31,260,296)	—	—	—	242,999
Net Assets	$538,174,328	$208,768,025	$169,477,875	$73,704,073	$27,987,598

*Identified Cost:
Investments in Unaffiliated Securities	$552,711,874	$186,306,553	$170,758,006	$71,394,882	$—
Investments in Affiliated Securities	—	21,440,387	—	—	—
Short Term Investments	21,957,625	3,325,967	5,611,432	1,465,777	27,724,699

Class I (unlimited shares authorized):
Net Assets	$437,253,953	$149,268,011	$66,049,965	$55,008,325	$27,814,861
Shares Outstanding	39,079,738	15,259,944	6,906,170	5,452,327	3,178,684
Net Asset Value, Offering and Redemption Price per Share	$11.19	$9.78	$9.56	$10.09	$8.75

Class N (unlimited shares authorized):
Net Assets	$100,920,375	$59,500,014	$103,427,910	$18,695,748	$172,737
Shares Outstanding	9,024,688	6,084,073	10,806,665	1,854,387	19,763
Net Asset Value, Offering and Redemption Price per Share	$11.18	$9.78	$9.57	$10.08	$8.74

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	91

Statements of Operations	(Unaudited) For the Period Ended September 30, 2015

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

INVESTMENT INCOME
Income:
Interest	$908,380,073	$82,146,354	$25,391,794	$1,287,636	$32,969,624	$7,906,664
Dividends from Unaffiliated Securities	—	—	—	746,688	—	—
Dividends from Affiliated Securities	—	1,757,631	—	807,929	861,071	—
Total Investment Income	908,380,073	83,903,985	25,391,794	2,842,253	33,830,695	7,906,664
Expenses:
Investment Advisory Fees	93,955,880	8,724,997	3,413,475	716,288	4,336,906	872,306
Distribution Fees - Class N	11,930,804	829,564	316,654	—	1,449,421	72,470
Distribution Fees - Class A	—	—	—	111,714	—	—
Transfer Agent Expenses	9,954,878	662,972	338,440	45,906	466,329	72,993
Administration, Fund Accounting and Custodian Fees	3,544,813	424,970	82,995	29,368	298,948	72,682
Registration Fees	1,204,610	99,540	77,012	34,447	101,838	25,346
Shareholder Reporting Expenses	740,102	99,313	35,191	1,943	32,420	6,741
Professional Fees	408,532	86,577	63,945	46,704	52,040	35,892
Insurance Expenses	367,507	30,587	7,975	2,452	24,615	7,040
Trustees’ Fees	272,726	24,515	5,428	742	14,606	1,961
Miscellaneous Expenses	167,513	11,769	1,643	4,134	9,297	28,656
Total Expenses	122,547,365	10,994,804	4,342,758	993,698	6,786,420	1,196,087
Less: Investment Advisory Fees (Waived)	—	(272,019)	—	(151,599)	(124,032)	—
Less: Fees (Waived)/Recouped	—	203,659	—	(33,120)	228,850	—
Net Expenses	122,547,365	10,926,444	4,342,758	808,979	6,891,238	1,196,087

Net Investment Income (Loss)	785,832,708	72,977,541	21,049,036	2,033,274	26,939,457	6,710,577

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	(2,481,385)	(8,452,631)	3,409,847	482,123	(718,196)	(356,590)
Investments in Affiliated Securities	—	712,463	—	(491,225)	—	—
Forwards	—	—	—	(822,300)	—	—
Futures	—	—	—	(2,348,169)	—	—
Swaps	—	—	—	(340,932)	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(239,464,615)	(82,799,542)	(57,610,437)	(5,379,146)	(16,833,763)	(5,114,491)
Investments in Affiliated Securities	—	(2,774,701)	—	(469,898)	(1,350,000)	—
Short Term Investments	379,212	—	—	101	—	—
Forwards	—	—	—	54,650	—	—
Futures	—	—	—	(994,079)	—	—
Swaps	—	—	—	(1,797,184)	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(241,566,788)	(93,314,411)	(54,200,590)	(12,106,059)	(18,901,959)	(5,471,081)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$544,265,920	$(20,336,870)	$(33,151,554)	$(10,072,785)	$8,037,498	$1,239,496

92	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) For the Period Ended September 30, 2015

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)[1]

INVESTMENT INCOME
Income:
Interest	$8,457,443	$3,349,843	$3,338,997	$1,338,319	$1,952
Dividends from Affiliated Securities	—	334,354	—	—	—
Total Investment Income	8,457,443	3,684,197	3,338,997	1,338,319	1,952
Expenses:
Investment Advisory Fees	1,088,271	496,374	411,639	179,397	14,337
Transfer Agent Expenses	235,449	85,536	162,053	40,770	20,694
Distribution Fees - Class N	118,919	54,170	116,248	22,474	96
Administration, Fund Accounting and Custodian Fees	108,508	58,109	23,292	10,332	1,104
Miscellaneous Expenses	54,539	2,826	1,421	3,828	4,213
Registration Fees	51,899	41,812	41,966	38,187	16,705
Professional Fees	42,683	32,198	25,618	26,875	87,139
Shareholder Reporting Expenses	15,712	5,427	12,969	5,601	14,822
Insurance Expenses	3,049	1,100	1,776	792	88
Trustees’ Fees	2,207	870	1,069	455	140
Total Expenses	1,721,236	778,422	798,051	328,711	159,338
Less: Investment Advisory Fees (Waived)	—	(38,435)	—	—	(2,174)
Less: Fees (Waived)/Recouped	(40,888)	(67,752)	(196,069)	(73,018)	(144,359)
Net Expenses	1,680,348	672,235	601,982	255,693	12,805

Net Investment Income (Loss)	6,777,095	3,011,962	2,737,015	1,082,626	(10,853)

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	(1,034,597)	(280,110)	278,963	(1,058,501)	9,065
Swaps	2,131,765	—	—	—	(320,764)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(6,189,413)	(4,141,418)	(5,584,818)	(1,375,373)	—
Investments in Affiliated Securities	—	(354,433)	—	—	—
Short Term Investments	—	—	—	—	2,917
Swaps	(41,894,589)	—	—	—	242,999
Net Realized and Unrealized Gain (Loss) on Investments	(46,986,834)	(4,775,961)	(5,305,855)	(2,433,874)	(65,783)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(40,209,739)	$(1,763,999)	$(2,568,840)	$(1,351,248)	$(76,636)

[1]	Commencement of operations on May 18, 2015.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	93

Statements of Changes in Net Assets	September 30, 2015

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund
	Period Ended September 30, 2015 (Unaudited)	Year Ended March 31, 2015	Period Ended September 30, 2015 (Unaudited)	Year Ended March 31, 2015

OPERATIONS
Net Investment Income (Loss)	$785,832,708	$1,372,410,265	$72,977,541	$91,410,507
Net Realized Gain (Loss) on Investments	(2,481,385)	3,427,405	(7,740,168)	16,905,648
Net Change in Unrealized Appreciation (Depreciation) on Investments	(239,085,403)	746,039,607	(85,574,243)	43,651,274
Net Increase (Decrease) in Net Assets Resulting from Operations	544,265,920	2,121,877,277	(20,336,870)	151,967,429

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(780,023,101)	(1,333,251,287)	(67,552,715)	(83,191,481)
Class N	(186,106,434)	(325,614,446)	(11,440,107)	(16,874,140)

Total Distributions to Shareholders	(966,129,535)	(1,658,865,733)	(78,992,822)	(100,065,621)

NET SHARE TRANSACTIONS
Class I	3,571,986,363	11,289,659,328	507,859,133	2,012,382,225
Class N	476,473,769	2,271,852,073	145,576,179	218,937,983
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	4,048,460,132	13,561,511,401	653,435,312	2,231,320,208

Total Increase (Decrease) in Net Assets	$3,626,596,517	$14,024,522,945	$554,105,620	$2,283,222,016

NET ASSETS
Beginning of Period	$45,726,607,838	$31,702,084,893	$4,018,694,051	$1,735,472,035
End of Period	$49,353,204,355	$45,726,607,838	$4,572,799,671	$4,018,694,051

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$(170,524,172)	$9,772,655	$(5,517,040)	$498,241

94	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

September 30, 2015

	DoubleLine Emerging Markets Fixed Income Fund		DoubleLine Multi-Asset Growth Fund (Consolidated)
	Period Ended September 30, 2015 (Unaudited)	Year Ended March 31, 2015	Period Ended September 30, 2015 (Unaudited)	Year Ended March 31, 2015

OPERATIONS
Net Investment Income (Loss)	$21,049,036	$33,859,605	$2,033,274	$3,753,049
Net Realized Gain (Loss) on Investments	3,409,847	910,510	(3,520,503)	4,618,082
Net Change in Unrealized Appreciation (Depreciation) on Investments	(57,610,437)	(20,412,635)	(8,585,556)	(547,185)
Net Increase (Decrease) in Net Assets Resulting from Operations	(33,151,554)	14,357,480	(10,072,785)	7,823,946

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(15,687,409)	(24,679,407)	(1,503,206)	(1,984,995)
Class N	(5,421,360)	(10,288,341)	—	—
Class A	—	—	(2,984,292)	(3,186,549)
From Net Realized Gain
Class I	—	—	—	(2,245,080)
Class A	—	—	—	(3,948,695)

Total Distributions to Shareholders	(21,108,769)	(34,967,748)	(4,487,498)	(11,365,319)

NET SHARE TRANSACTIONS
Class I	189,237,889	223,550,943	3,908,088	(22,074,409)
Class N	(3,241,785)	54,182,018	—	—
Class A	—	—	16,234,482	(10,306,195)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	185,996,104	277,732,961	20,142,570	(32,380,604)

Total Increase (Decrease) in Net Assets	$131,735,781	$257,122,693	$5,582,287	$(35,921,977)

NET ASSETS
Beginning of Period	$772,889,317	$515,766,624	$127,103,360	$163,025,337
End of Period	$904,625,098	$772,889,317	$132,685,647	$127,103,360

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$215,367	$275,100	$496,767	$2,950,991

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	95

Statements of Changes in Net Assets (Cont.)	September 30, 2015

	DoubleLine Low Duration Bond Fund		DoubleLine Floating Rate Fund
	Period Ended September 30, 2015 (Unaudited)	Year Ended March 31, 2015	Period Ended September 30, 2015 (Unaudited)	Year Ended March 31, 2015

OPERATIONS
Net Investment Income (Loss)	$26,939,457	$43,773,895	$6,710,577	$11,989,619
Net Realized Gain (Loss) on Investments	(718,196)	(2,379,603)	(356,590)	(957,215)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(18,183,763)	(7,261,258)	(5,114,491)	874,963
Net Increase (Decrease) in Net Assets Resulting from Operations	8,037,498	34,133,034	1,239,496	11,907,367

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(16,560,609)	(23,936,627)	(5,705,740)	(10,079,356)
Class N	(12,812,240)	(22,121,181)	(1,110,612)	(1,871,512)
From Net Realized Gain
Class I	—	—	—	(224,448)
Class N	—	—	—	(41,580)

Total Distributions to Shareholders	(29,372,849)	(46,057,808)	(6,816,352)	(12,216,896)

NET SHARE TRANSACTIONS
Class I	399,239,546	320,882,912	(47,703,724)	33,787,831
Class N	22,187,486	92,351,618	18,713,982	(53,064,447)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	421,427,032	413,234,530	(28,989,742)	(19,276,616)

Total Increase (Decrease) in Net Assets	$400,091,681	$401,309,756	$(34,566,598)	$(19,586,145)

NET ASSETS
Beginning of Period	$2,315,168,049	$1,913,858,293	$361,470,413	$381,056,558
End of Period	$2,715,259,730	$2,315,168,049	$326,903,815	$361,470,413

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$(1,741,896)	$691,496	$45,791	$151,566

96	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

September 30, 2015

	DoubleLine Shiller Enhanced CAPE®		DoubleLine Flexible Income Fund
	Period Ended September 30, 2015 (Unaudited)	Year Ended March 31, 2015	Period Ended September 30, 2015 (Unaudited)	Period Ended March 31, 2015[1]

OPERATIONS
Net Investment Income (Loss)	$6,777,095	$4,369,964	$3,011,962	$2,055,344
Net Realized Gain (Loss) on Investments	1,097,168	6,152,439	(280,110)	(23,570)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(48,084,002)	9,564,812	(4,495,851)	(508,727)
Net Increase (Decrease) in Net Assets Resulting from Operations	(40,209,739)	20,087,215	(1,763,999)	1,523,047

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(6,003,817)	(3,813,749)	(2,474,524)	(1,461,010)
Class N	(1,329,017)	(1,031,003)	(870,775)	(813,963)
From Net Realized Gain
Class I	—	(32,317)	—	—
Class N	—	(8,962)	—	—

Total Distributions to Shareholders	(7,332,834)	(4,886,031)	(3,345,299)	(2,274,973)

NET SHARE TRANSACTIONS
Class I	174,796,587	259,720,132	95,515,897	57,939,114
Class N	30,506,528	64,717,418	33,433,748	27,740,490
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	205,303,115	324,437,550	128,949,645	85,679,604

Total Increase (Decrease) in Net Assets	$157,760,542	$339,638,734	$123,840,347	$84,927,678

NET ASSETS
Beginning of Period	$380,413,786	$40,775,052	$84,927,678	$—
End of Period	$538,174,328	$380,413,786	$208,768,025	$84,927,678

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$(508,365)	$47,374	$(313,072)	$20,265

[1]	Commencement of operations on April 7, 2014.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	97

Statements of Changes in Net Assets (Cont.)	September 30, 2015

	DoubleLine Low Duration Emerging Markets Fixed Income Fund		DoubleLine Long Duration Total Return Bond Fund
	Period Ended September 30, 2015 (Unaudited)	Period Ended March 31, 2015[1]	Period Ended September 30, 2015 (Unaudited)	Period Ended March 31, 2015[2]

OPERATIONS
Net Investment Income (Loss)	$2,737,015	$3,532,181	$1,082,626	$578,097
Net Realized Gain (Loss) on Investments	278,963	(183,082)	(1,058,501)	66,314
Net Change in Unrealized Appreciation (Depreciation) on Investments	(5,584,818)	(3,297,442)	(1,375,373)	2,225,813
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,568,840)	51,657	(1,351,248)	2,870,224

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(1,272,636)	(2,105,211)	(832,960)	(445,918)
Class N	(1,543,132)	(1,382,171)	(255,703)	(115,335)
From Net Realized Gain
Class I	—	(50,222)	—	—
Class N	—	(63,660)	—	—

Total Distributions to Shareholders	(2,815,768)	(3,601,264)	(1,088,663)	(561,253)

NET SHARE TRANSACTIONS
Class I	3,261,866	66,054,608	578,104	53,980,829
Class N	27,290,294	81,805,322	(246,588)	19,522,668
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	30,552,160	147,859,930	331,516	73,503,497

Total Increase (Decrease) in Net Assets	$25,167,552	$144,310,323	$(2,108,395)	$75,812,468

NET ASSETS
Beginning of Period	$144,310,323	$—	$75,812,468	$—
End of Period	$169,477,875	$144,310,323	$73,704,073	$75,812,468

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$(71,324)	$7,429	$10,807	$16,844

[1]	Commencement of operations on April 7, 2014.
[2]	Commencement of operations on December 15, 2014.

98	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

September 30, 2015

DoubleLine Strategic Commodity Fund (Consolidated)
Period Ended September 30, 2015[1] (Unaudited)

OPERATIONS
Net Investment Income (Loss)	$(10,853)
Net Realized Gain (Loss) on Investments	(311,699)
Net Change in Unrealized Appreciation (Depreciation) on Investments	245,916
Net Increase (Decrease) in Net Assets Resulting from Operations	(76,636)

NET SHARE TRANSACTIONS
Class I	27,878,653
Class N	185,581
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	28,064,234

Total Increase (Decrease) in Net Assets	$27,987,598

NET ASSETS
Beginning of Period	$—
End of Period	$27,987,598

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$(10,853)

[1]	Commencement of operations on May 18, 2015.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	99

Financial Highlights	September 30, 2015

	DoubleLine Total Return Bond Fund
	Period Ended September 30, 2015 (Unaudited)		Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]		Period Ended September 30, 2015 (Unaudited)		Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]
	Class I		Class I	Class I	Class I	Class I	Class I		Class N		Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$11.04		$10.90	$11.34	$11.17	$10.96	$10.00		$11.04		$10.89	$11.33	$11.16	$10.96	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.19		0.41	0.42	0.46	0.77	1.02		0.17		0.40	0.39	0.44	0.73	0.99
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.06)		0.22	(0.30)	0.34	0.31	0.87		(0.06)		0.22	(0.30)	0.34	0.31	0.87
Total from Investment Operations	0.13		0.63	0.12	0.80	1.08	1.89		0.11		0.62	0.09	0.78	1.04	1.86

Less Distributions:
Distributions from Net Investment Income	(0.23)		(0.49)	(0.56)	(0.63)	(0.87)	(0.93)		(0.21)		(0.47)	(0.53)	(0.61)	(0.84)	(0.90)
Total Distributions	(0.23)		(0.49)	(0.56)	(0.63)	(0.87)	(0.93)		(0.21)		(0.47)	(0.53)	(0.61)	(0.84)	(0.90)
Net Asset Value, End of Period	$10.94		$11.04	$10.90	$11.34	$11.17	$10.96		$10.94		$11.04	$10.89	$11.33	$11.16	$10.96
Total Return	1.17%	[2]	5.93%	1.13%	7.37%	10.18%	19.28%	[2]	1.04%	[2]	5.76%	0.88%	7.11%	9.83%	19.04%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$39,525,438		$36,286,609	$24,631,306	$30,398,069	$16,226,569	$4,330,408		$9,827,767		$9,439,999	$7,070,779	$9,441,917	$6,115,779	$1,479,601
Ratios to Average Net Assets:
Expenses Before Fees (Waived)/Recouped	0.47%	[3]	0.47%	0.47%	0.48%	0.50%	0.53%	[3]	0.72%	[3]	0.72%	0.72%	0.73%	0.75%	0.78%	[3]
Expenses After Fees (Waived)/Recouped	0.47%	[3]	0.47%	0.48%	0.48%	0.49%	0.49%	[3]	0.72%	[3]	0.72%	0.73%	0.73%	0.74%	0.74%	[3]
Net Investment Income (Loss)	3.40%	[3]	3.74%	3.78%	4.02%	6.86%	9.42%	[3]	3.15%	[3]	3.50%	3.25%	3.76%	6.58%	9.17%	[3]
Portfolio Turnover Rate	8%	[2]	13%	14%	23%	15%	17%	[2]	8%	[2]	13%	14%	23%	15%	17%	[2]

[1]	Commencement of operations on April 6, 2010.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

100	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

September 30, 2015

	DoubleLine Core Fixed Income Fund
	Period Ended September 30, 2015 (Unaudited)		Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]		Period Ended September 30, 2015 (Unaudited)		Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]
	Class I		Class I	Class I	Class I	Class I	Class I		Class N		Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$11.10		$10.88	$11.29	$11.06	$10.46	$10.00		$11.10		$10.87	$11.28	$11.05	$10.46	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.18		0.39	0.41	0.36	0.50	0.57		0.17		0.37	0.40	0.33	0.47	0.55
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.23)		0.26	(0.31)	0.36	0.65	0.41		(0.23)		0.26	(0.31)	0.36	0.65	0.41
Total from Investment Operations	(0.05)		0.65	0.10	0.72	1.15	0.98		(0.06)		0.63	0.09	0.69	1.12	0.96

Less Distributions:
Distributions from Net Investment Income	(0.20)		(0.43)	(0.47)	(0.44)	(0.52)	(0.48)		(0.19)		(0.40)	(0.46)	(0.41)	(0.50)	(0.46)
Distributions from Net Realized Gain	—		—	(0.04)	(0.05)	(0.03)	(0.04)		—		—	(0.04)	(0.05)	(0.03)	(0.04)
Total Distributions	(0.20)		(0.43)	(0.51)	(0.49)	(0.55)	(0.52)		(0.19)		(0.40)	(0.50)	(0.46)	(0.53)	(0.50)
Net Asset Value, End of Period	$10.85		$11.10	$10.88	$11.29	$11.06	$10.46		$10.85		$11.10	$10.87	$11.28	$11.05	$10.46
Total Return	(0.46)%	[2]	6.07%	1.03%	6.53%	11.19%	9.90%	[2]	(0.58)%	[2]	5.91%	0.77%	6.27%	10.85%	9.71%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$3,830,242		$3,406,628	$1,351,760	$1,829,092	$1,544,169	$158,043		$742,557		$612,066	$383,712	$731,957	$539,143	$30,586
Ratios to Average Net Assets:
Expenses Before Fees (Waived)/Recouped[5]	0.45%	[3]	0.46%	0.48%	0.51%	0.54%	0.85%	[3]	0.70%	[3]	0.71%	0.73%	0.76%	0.79%	1.09%	[3]
Expenses After Fees (Waived)/Recouped	0.46%	[3]	0.47%	0.48%	0.50%	0.49%	0.49%	[3]	0.71%	[3]	0.72%	0.73%	0.75%	0.74%	0.74%	[3]
Net Investment Income (Loss)	3.38%	[3]	3.60%	3.76%	3.14%	4.51%	6.56%	[3]	3.13%	[3]	3.39%	3.32%	2.91%	4.22%	6.38%	[3]
Portfolio Turnover Rate	31%	[2]	65%	53%	83%	81%	84%	[2]	31%	[2]	65%	53%	83%	81%	84%	[2]

[1]	Commencement of operations on June 1, 2010.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Includes investment advisory fees waived.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	101

Financial Highlights (Cont.)	September 30, 2015

	DoubleLine Emerging Markets Fixed Income Fund
	Period Ended September 30, 2015 (Unaudited)		Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]		Period Ended September 30, 2015 (Unaudited)		Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]
	Class I		Class I	Class I	Class I	Class I	Class I		Class N		Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.23		$10.48	$11.03	$10.70	$10.57	$10.00		$10.23		$10.48	$11.03	$10.70	$10.57	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.24		0.55	0.46	0.38	0.58	0.60		0.23		0.52	0.44	0.36	0.55	0.58
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.53)		(0.24)	(0.38)	0.46	0.23	0.52		(0.53)		(0.24)	(0.38)	0.46	0.23	0.52
Total from Investment Operations	(0.29)		0.31	0.08	0.84	0.81	1.12		(0.30)		0.28	0.06	0.82	0.78	1.10

Less Distributions:
Distributions from Net Investment Income	(0.24)		(0.56)	(0.48)	(0.38)	(0.58)	(0.52)		(0.23)		(0.53)	(0.46)	(0.36)	(0.55)	(0.50)
Distributions from Net Realized Gain	—		—	(0.15)	(0.13)	(0.10)	(0.03)		—		—	(0.15)	(0.13)	(0.10)	(0.03)
Total Distributions	(0.24)		(0.56)	(0.63)	(0.51)	(0.68)	(0.55)		(0.23)		(0.53)	(0.61)	(0.49)	(0.65)	(0.53)
Net Asset Value, End of Period	$9.70		$10.23	$10.48	$11.03	$10.70	$10.57		$9.70		$10.23	$10.48	$11.03	$10.70	$10.57
Total Return	(2.94)%	[2]	2.90%	0.95%	8.04%	7.96%	11.48%	[2]	(3.07)%	[2]	2.64%	0.69%	7.78%	7.71%	11.25%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$687,302		$539,542	$331,790	$620,479	$349,926	$106,227		$217,323		$233,347	$183,977	$167,750	$81,484	$26,277
Ratios to Average Net Assets:
Expenses Before Fees (Waived)/Recouped	0.88%	[3]	0.90%	0.92%	0.91%	0.95%	1.32%	[3]	1.13%	[3]	1.15%	1.17%	1.16%	1.20%	1.57%	[3]
Expenses After Fees (Waived)/Recouped	0.88%	[3]	0.90%	0.92%	0.91%	0.95%	0.95%	[3]	1.13%	[3]	1.15%	1.17%	1.16%	1.20%	1.20%	[3]
Net Investment Income (Loss)	4.69%	[3]	5.20%	4.40%	3.53%	5.47%	5.85%	[3]	4.45%	[3]	4.95%	4.25%	3.30%	5.26%	5.66%	[3]
Portfolio Turnover Rate	36%	[2]	67%	79%	105%	177%	109%	[2]	36%	[2]	67%	79%	105%	177%	109%	[2]

[1]	Commencement of operations on April 6, 2010.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

102	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

September 30, 2015

	DoubleLine Multi-Asset Growth Fund (Consolidated)
	Period Ended September 30, 2015 (Unaudited)		Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]		Period Ended September 30, 2015 (Unaudited)		Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]
	Class I		Class I	Class I	Class I	Class I	Class I		Class A		Class A	Class A	Class A	Class A	Class A

Net Asset Value, Beginning of Period	$9.81		$10.10	$9.96	$10.03	$10.11	$10.00		$9.78		$10.07	$9.95	$10.02	$10.09	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.15		0.28	0.18	0.31	0.42	0.10		0.14		0.26	0.12	0.29	0.41	0.10
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.83)		0.32	0.18	(0.06)	(0.16)	0.02		(0.83)		0.32	0.19	(0.06)	(0.16)	—
Total from Investment Operations	(0.68)		0.60	0.36	0.25	0.26	0.12		(0.69)		0.58	0.31	0.23	0.25	0.10

Less Distributions:
Distributions from Net Investment Income	(0.32)		(0.40)	(0.22)	(0.32)	(0.34)	(0.01)		(0.31)		(0.38)	(0.19)	(0.30)	(0.32)	(0.01)
Distributions from Net Realized Gain	—		(0.49)	—	—	—	—		—		(0.49)	—	—	—	—
Total Distributions	(0.32)		(0.89)	(0.22)	(0.32)	(0.34)	(0.01)		(0.31)		(0.87)	(0.19)	(0.30)	(0.32)	(0.01)
Net Asset Value, End of Period	$8.81		$9.81	$10.10	$9.96	$10.03	$10.11		$8.78		$9.78	$10.07	$9.95	$10.02	$10.09
Total Return[5]	(7.07)%	[2]	6.22%	3.65%	2.49%	2.67%	1.24%	[2]	(7.20)%	[2]	5.96%	3.28%	2.19%	2.57%	1.02%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$41,972		$42,796	$66,292	$105,114	$85,073	$22,128		$90,713		$84,307	$96,734	$159,714	$42,261	$6,071
Ratios to Average Net Assets:
Expenses Before Fees (Waived)/Recouped[6]	1.02%	[3]	1.09%	1.26%	1.35%	1.51%	5.11%	[3]	1.27%	[3]	1.34%	1.51%	1.60%	1.76%	6.05%	[3]
Expenses After Fees (Waived)/Recouped	0.97%	[3]	0.99%	1.13%	1.10%	1.09%	1.18%	[3]	1.22%	[3]	1.24%	1.38%	1.35%	1.34%	1.43%	[3]
Net Investment Income (Loss)	3.20%	[3]	2.87%	1.67%	3.11%	4.14%	3.57%	[3]	2.98%	[3]	2.66%	1.01%	2.48%	3.88%	3.57%	[3]
Portfolio Turnover Rate	28%	[2]	86%	150%	88%	48%	19%	[2]	28%	[2]	86%	150%	88%	48%	19%	[2]

[1]	Commencement of operations on December 20, 2010.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Total return does not include the effects of sales charges for Class A.
[6]	Includes investment advisory fees waived.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	103

Financial Highlights (Cont.)	September 30, 2015

	DoubleLine Low Duration Bond Fund
	Period Ended September 30, 2015 (Unaudited)		Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Period Ended March 31, 2012[1]		Period Ended September 30, 2015 (Unaudited)		Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Period Ended March 31, 2012[1]
	Class I		Class I	Class I	Class I	Class I		Class N		Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.14		$10.19	$10.21	$10.16	$10.00		$10.13		$10.18	$10.20	$10.15	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.10		0.22	0.15	0.20	0.11		0.10		0.19	0.13	0.17	0.09
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.07)		(0.04)	—	0.09	0.13		(0.07)		(0.04)	—	0.09	0.13
Total from Investment Operations	0.03		0.18	0.15	0.29	0.24		0.03		0.15	0.13	0.26	0.22

Less Distributions:
Distributions from Net Investment Income	(0.12)		(0.23)	(0.17)	(0.24)	(0.08)		(0.11)		(0.20)	(0.15)	(0.21)	(0.07)
Total Distributions	(0.12)		(0.23)	(0.17)	(0.24)	(0.08)		(0.11)		(0.20)	(0.15)	(0.21)	(0.07)
Net Asset Value, End of Period	$10.05		$10.14	$10.19	$10.21	$10.16		$10.05		$10.13	$10.18	$10.20	$10.15
Total Return	0.34%	[2]	1.76%	1.51%	2.88%	2.44%	[2]	0.31%	[2]	1.51%	1.26%	2.64%	2.25%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$1,553,849		$1,166,438	$851,771	$375,840	$132,117		$1,161,410		$1,148,730	$1,062,088	$237,727	$85,343
Ratios to Average Net Assets:
Expenses Before Fees (Waived)/Recouped[5]	0.42%	[3]	0.44%	0.48%	0.53%	0.94%	[3]	0.67%	[3]	0.69%	0.73%	0.78%	1.19%	[3]
Expenses After Fees (Waived)/Recouped	0.44%	[3]	0.46%	0.47%	0.47%	0.47%	[3]	0.69%	[3]	0.71%	0.72%	0.72%	0.72%	[3]
Net Investment Income (Loss)	2.30%	[3]	2.16%	1.46%	1.98%	2.10%	[3]	2.04%	[3]	1.90%	1.30%	1.70%	1.74%	[3]
Portfolio Turnover Rate	28%	[2]	61%	53%	71%	46%	[2]	28%	[2]	61%	53%	71%	46%	[2]

[1]	Commencement of operations on September 30, 2011.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Includes investment advisory fees waived.

104	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

September 30, 2015

	DoubleLine Floating Rate Fund
	Period Ended September 30, 2015 (Unaudited)		Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 31, 2013[1]	Period Ended September 30, 2015 (Unaudited)		Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 31, 2013[1]
	Class I		Class I	Class I	Class I	Class N		Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.14		$10.15	$10.08	$10.00	$10.16		$10.16	$10.08	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.20		0.34	0.27	—	0.19		0.32	0.25	—
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.16)		—	0.04	0.08	(0.16)		—	0.05	0.08
Total from Investment Operations	0.04		0.34	0.31	0.08	0.03		0.32	0.30	0.08

Less Distributions:
Distributions from Net Investment Income	(0.20)		(0.34)	(0.24)	—	(0.19)		(0.31)	(0.22)	—
Distributions from Net Realized Gain	—		(0.01)	—	—	—		(0.01)	—	—
Total Distributions	(0.20)		(0.35)	(0.24)	—	(0.19)		(0.32)	(0.22)	—
Net Asset Value, End of Period	$9.98		$10.14	$10.15	$10.08	$10.00		$10.16	$10.16	$10.08
Total Return	0.40%	[2]	3.36%	3.07%	0.80%[2]	0.28%	[2]	3.19%	2.93%	0.80%[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$258,162		$310,368	$276,737	$63,436	$68,741		$51,103	$104,320	$10
Ratios to Average Net Assets:
Expenses Before Fees (Waived)/Recouped	0.64%	[3]	0.67%	0.73%	2.01%[3]	0.89%	[3]	0.92%	0.98%	2.26%[3]
Expenses After Fees (Waived)/Recouped	0.64%	[3]	0.70%	0.73%	0.75%[3]	0.89%	[3]	0.95%	0.98%	1.00%[3]
Net Investment Income (Loss)	3.88%	[3]	3.35%	2.68%	(0.13)%[3]	3.65%	[3]	3.06%	2.68%	(0.13)%[3]
Portfolio Turnover Rate	36%	[2]	84%	66%	20%[2]	36%	[2]	84%	66%	20%[2]

[1]	Commencement of operations on February 1, 2013.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	105

Financial Highlights (Cont.)	September 30, 2015

	DoubleLine Shiller Enhanced CAPE®
	Period Ended September 30, 2015 (Unaudited)		Year Ended March 31, 2015	Period Ended March 31, 2014[1]		Period Ended September 30, 2015 (Unaudited)		Year Ended March 31, 2015	Period Ended March 31, 2014[1]
	Class I		Class I	Class I		Class N		Class N	Class N

Net Asset Value, Beginning of Period	$12.13		$10.68	$10.00		$12.12		$10.68	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.18		0.34	0.11		0.16		0.30	0.10
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.94)		1.45	0.67		(0.94)		1.45	0.67
Total from Investment Operations	(0.76)		1.79	0.78		(0.78)		1.75	0.77

Less Distributions:
Distributions from Net Investment Income	(0.18)		(0.34)	(0.10)		(0.16)		(0.31)	(0.09)
Distributions from Net Realized Gain	—		— [5]	—		—		— [5]	—
Total Distributions	(0.18)		(0.34)	(0.10)		(0.16)		(0.31)	(0.09)
Net Asset Value, End of Period	$11.19		$12.13	$10.68		$11.18		$12.12	$10.68
Total Return	(6.36)%	[2]	16.96%	7.83%	[2]	(6.48)%	[2]	16.60%	7.73%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$437,254		$301,580	$30,061		$100,920		$78,834	$10,714
Ratios to Average Net Assets:
Expenses Before Fees (Waived)/Recouped[6]	0.66%	[3]	0.79%	4.98%	[3]	0.91%	[3]	1.04%	5.23%	[3]
Expenses After Fees (Waived)/Recouped	0.65%	[3]	0.62%	0.65%	[3]	0.90%	[3]	0.87%	0.90%	[3]
Net Investment Income (Loss)	2.85%	[3]	2.89%	2.64%	[3]	2.60%	[3]	2.63%	2.35%	[3]
Portfolio Turnover Rate	47%	[2]	68%	120%	[2]	47%	[2]	68%	120%	[2]

[1]	Commencement of operations on October 31, 2013.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Less than $0.01 per share.
[6]	Includes investment advisory fees waived.

106	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

September 30, 2015

	DoubleLine Flexible Income Fund
	Period Ended September 30, 2015 (Unaudited)		Period Ended March 31, 2015[1]		Period Ended September 30, 2015 (Unaudited)		Period Ended March 31, 2015[1]
	Class I		Class I		Class N		Class N

Net Asset Value, Beginning of Period	$9.99		$10.00		$9.99		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.19		0.42		0.18		0.40
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.20)		(0.04)		(0.20)		(0.04)
Total from Investment Operations	(0.01)		0.38		(0.02)		0.36

Less Distributions:
Distributions from Net Investment Income	(0.20)		(0.39)		(0.19)		(0.37)
Total Distributions	(0.20)		(0.39)		(0.19)		(0.37)
Net Asset Value, End of Period	$9.78		$9.99		$9.78		$9.99
Total Return	(0.15)%	[2]	3.85%	[2]	(0.26)%	[2]	3.63%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$149,268		$57,511		$59,500		$27,417
Ratios to Average Net Assets:
Expenses Before Fees (Waived)/Recouped[5]	0.86%	[3]	1.27%	[3]	1.11%	[3]	1.52%	[3]
Expenses After Fees (Waived)/Recouped	0.77%	[3]	0.76%	[3]	1.02%	[3]	1.01%	[3]
Net Investment Income (Loss)	3.82%	[3]	4.26%	[3]	3.60%	[3]	4.08%	[3]
Portfolio Turnover Rate	11%	[2]	55%	[2]	11%	[2]	55%	[2]

[1]	Commencement of operations on April 7, 2014.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Includes investment advisory fees waived.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	107

Financial Highlights (Cont.)	September 30, 2015

	DoubleLine Low Duration Emerging Markets Fixed Income Fund
	Period Ended September 30, 2015 (Unaudited)		Period Ended March 31, 2015[1]		Period Ended September 30, 2015 (Unaudited)		Period Ended March 31, 2015[1]
	Class I		Class I		Class N		Class N

Net Asset Value, Beginning of Period	$9.83		$10.00		$9.84		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.17		0.37		0.16		0.35
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.27)		(0.17)		(0.27)		(0.17)
Total from Investment Operations	(0.10)		0.20		(0.11)		0.18

Less Distributions:
Distributions from Net Investment Income	(0.17)		(0.36)		(0.16)		(0.33)
Distributions from Net Realized Gain	—		(0.01)		—		(0.01)
Total Distributions	(0.17)		(0.37)		(0.16)		(0.34)
Net Asset Value, End of Period	$9.56		$9.83		$9.57		$9.84
Total Return	(1.04)%	[2]	1.92%	[2]	(1.16)%	[2]	1.80%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$66,050		$64,891		$103,428		$79,419
Ratios to Average Net Assets:
Expenses Before Fees (Waived)/Recouped	0.83%	[3]	0.91%	[3]	1.08%	[3]	1.16%	[3]
Expenses After Fees (Waived)/Recouped	0.59%	[3]	0.59%	[3]	0.84%	[3]	0.84%	[3]
Net Investment Income (Loss)	3.47%	[3]	3.80%	[3]	3.21%	[3]	3.58%	[3]
Portfolio Turnover Rate	28%	[2]	21%	[2]	28%	[2]	21%	[2]

[1]	Commencement of operations on April 7, 2014.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

108	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

September 30, 2015

	DoubleLine Long Duration Total Return Bond Fund
	Period Ended September 30, 2015 (Unaudited)		Period Ended March 31, 2015[1]		Period Ended September 30, 2015 (Unaudited)		Period Ended March 31, 2015[1]
	Class I		Class I		Class N		Class N

Net Asset Value, Beginning of Period	$10.43		$10.00		$10.42		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.15		0.10		0.14		0.09
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.34)		0.41		(0.34)		0.41
Total from Investment Operations	(0.19)		0.51		(0.20)		0.50

Less Distributions:
Distributions from Net Investment Income	(0.15)		(0.08)		(0.14)		(0.08)
Total Distributions	(0.15)		(0.08)		(0.14)		(0.08)
Net Asset Value, End of Period	$10.09		$10.43		$10.08		$10.42
Total Return	(1.75)%	[2]	5.15%	[2]	(1.87)%	[2]	4.99%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$55,008		$56,240		$18,696		$19,572
Ratios to Average Net Assets:
Expenses Before Fees (Waived)/Recouped	0.85%	[3]	1.33%	[3]	1.10%	[3]	1.58%	[3]
Expenses After Fees (Waived)/Recouped	0.65%	[3]	0.65%	[3]	0.90%	[3]	0.90%	[3]
Net Investment Income (Loss)	3.08%	[3]	3.02%	[3]	2.82%	[3]	3.00%	[3]
Portfolio Turnover Rate	30%	[2]	72%	[2]	30%	[2]	72%	[2]

[1]	Commencement of operations on December 15, 2014.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2015	109

Financial Highlights (Cont.)	September 30, 2015

	DoubleLine Strategic Commodity Fund (Consolidated)
	Period Ended September 30, 2015[1] (Unaudited)		Period Ended September 30, 2015[1] (Unaudited)
	Class I		Class N

Net Asset Value, Beginning of Period	$10.00		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	(0.03)		(0.04)
Net Gain (Loss) on Investments (Realized and Unrealized)	(1.22)		(1.22)
Total from Investment Operations	(1.25)		(1.26)
Net Asset Value, End of Period	$8.75		$8.74
Total Return	(12.50)%	[2]	(12.60)%[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$27,815		$173
Ratios to Average Net Assets:
Expenses Before Fees (Waived)/Recouped[5]	11.67%	[3]	11.92%	[3]
Expenses After Fees (Waived)/Recouped	0.94%	[3]	1.19%	[3]
Net Investment Income (Loss)	(0.80)%	[3]	(1.07)%	[3]
Portfolio Turnover Rate	0%	[2]	0%	[2]

[1]	Commencement of operations on May 18, 2015.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Includes investment advisory fees waived.

110	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	(Unaudited) September 30, 2015

1.  Organization

DoubleLine Funds Trust, a Delaware statutory trust (the “Trust”), is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of 12 funds, DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Selective Credit Fund, Doubleline Long Duration Total Return Bond Fund and DoubleLine Strategic Commodity Fund (each, a “Fund” and, collectively, the “Funds”). For financial information related to the DoubleLine Selective Credit Fund, please refer to the DoubleLine Selective Credit Fund’s separate semi-annual report.

The Funds’ investment objectives and commencement of operations of each share class are as follows:

Commencement of Operations
Fund Name	Investment Objective	I Shares	N Shares	A Shares
DoubleLine Total Return Bond Fund	Maximize total return	4/6/2010	4/6/2010	—
DoubleLine Core Fixed Income Fund	Maximize current income and total return	6/1/2010	6/1/2010	—
DoubleLine Emerging Markets Fixed Income Fund	Seek high total return from current income and capital appreciation	4/6/2010	4/6/2010	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	Seek long-term capital appreciation	12/20/2010	—	12/20/2010
DoubleLine Low Duration Bond Fund	Seek current income	9/30/2011	9/30/2011	—
DoubleLine Floating Rate Fund	Seek high level of current income	2/1/2013	2/1/2013	—
DoubleLine Shiller Enhanced CAPE®	Seek total return which exceeds the total return of its benchmark index	10/31/2013	10/31/2013	—
DoubleLine Flexible Income Fund	Seek long-term total return while striving to generate current income	4/7/2014	4/7/2014	—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	Seek long-term total return	4/7/2014	4/7/2014	—
DoubleLine Long Duration Total Return Bond Fund	Seek long-term total return	12/15/2014	12/15/2014	—
DoubleLine Strategic Commodity Fund (Consolidated)	Seek long-term total return	5/18/2015	5/18/2015	—

2.  Significant Accounting Policies

Each Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Funds have adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Assets and liabilities may be transferred between levels. The Funds use end of period timing recognition to account for any transfers.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Funds are authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3.

Semi-Annual Report	September 30, 2015	111

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2015

Fixed-income class	Examples of Standard Inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
US bonds and notes of government and government agencies	Standard inputs
Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports
Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in private investment funds typically will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. As of September 30, 2015, the Funds did not hold any investments in private investment funds.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as forward currency exchange contracts, options contracts, futures, or swaps agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee and the Pricing Group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

112	DoubleLine Funds Trust

(Unaudited) September 30, 2015

The following is a summary of the fair valuations according to the inputs used to value the Funds’ investments as of September 30, 20151:

Category	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund
Investments in Securities
Level 1
Money Market Funds	$877,256,364	$238,903,477	$17,354,255	$40,565,121	$95,389,942	$33,089,687
Affiliated Mutual Funds	—	72,530,201	—	36,607,604	47,800,000	—
Exchange Traded Funds and Common Stock	—	—	—	14,389,563	—	—
Real Estate Investment Trusts	—	—	—	4,357,547	—	—
Total Level 1	877,256,364	311,433,678	17,354,255	95,919,835	143,189,942	33,089,687
Level 2
US Government / Agency Mortgage Backed Obligations	24,782,207,557	898,168,939	—	5,583,001	20,040,827	—
Non-Agency Residential Collateralized Mortgage Obligations	10,578,648,513	460,383,046	—	10,125,367	401,394,800	—
Other Short Term Investments	3,743,392,259	—	—	4,000,064	—	—
Non-Agency Commercial Mortgage Backed Obligations	3,676,974,040	218,007,233	—	—	445,662,365	—
Collateralized Loan Obligations	2,145,242,682	203,327,596	—	7,016,937	521,928,002	—
US Government Bonds and Notes	2,022,232,875	832,134,415	—	—	198,183,094	—
Asset Backed Obligations	505,256,488	38,796,111	—	4,323,631	43,876,742	—
US Government Sponsored Banks	300,728,900	—	—	—	—	—
US Corporate Bonds	—	701,620,125	—	—	244,232,641	8,603,425
Foreign Corporate Bonds	—	584,340,668	827,570,715	—	482,604,310	—
Municipal Bonds	—	172,980,059	—	1,881,250	—	—
Bank Loans	—	99,228,679	—	—	184,467,858	291,566,292
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	—	47,125,141	61,251,625	—	26,409,638	—
Total Level 2	47,754,683,314	4,256,112,012	888,822,340	32,930,250	2,568,800,277	300,169,717
Level 3
Non-Agency Residential Collateralized Mortgage Obligations	642,218,986	19,698,743	—	346,594	10,875,866	—
Asset Backed Obligations	114,467,400	—	—	—	5,020,500	—
Collateralized Loan Obligations	31,392,000	—	—	—	—	—
Total Level 3	788,078,386	19,698,743	—	346,594	15,896,366	—
Total	$49,420,018,064	$4,587,244,433	$906,176,595	$129,196,679	$2,727,886,585	$333,259,404
Other Financial Instruments
Level 1
Futures Contracts	$—	$—	$—	$(856,405)	$—	$—
Total Level 1	—	—	—	(856,405)	—	—
Level 2
Total Return Swaps	—	—	—	(2,198,040)	—	—
Forward Currency Exchange Contracts	—	—	—	(191,572)	—	—
Interest Rate Swaps	—	—	—	(33,965)	—	—
Total Level 2	—	—	—	(2,423,577)	—	—
Level 3	—	—	—	—	—	—
Total	$—	$—	$—	$(3,279,982)	$—	$—

Semi-Annual Report	September 30, 2015	113

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2015

Category	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)
Investments in Securities
Level 1
Money Market Funds	$21,957,625	$3,325,967	$5,611,432	$1,465,777	$2,864,888
Affiliated Mutual Funds	—	21,120,900	—	—	—
Total Level 1	21,957,625	24,446,867	5,611,432	1,465,777	2,864,888
Level 2
Collateralized Loan Obligations	110,255,440	41,827,518	—	—	—
Foreign Corporate Bonds	96,142,557	35,375,414	147,321,546	—	—
Non-Agency Commercial Mortgage Backed Obligations	88,705,195	20,801,390	—	—	—
US Government Bonds and Notes	77,263,834	4,999,870	—	18,302,021	—
Non-Agency Residential Collateralized Mortgage Obligations	59,709,754	45,987,557	—	—	—
US Corporate Bonds	54,776,005	17,847,196	—	—	—
US Government / Agency Mortgage Backed Obligations	31,622,813	5,199,911	—	53,943,301	—
Bank Loans	16,475,950	—	—	—	—
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	7,011,000	5,178,375	14,554,200	—	—
Asset Backed Obligations	3,291,415	2,838,898	—	—	—
Other Short Term Investments	—	—	—	—	24,862,728
Total Level 2	545,253,963	180,056,129	161,875,746	72,245,322	24,862,728
Level 3
Non-Agency Residential Collateralized Mortgage Obligations	1,549,500	561,233	—	—	—
Asset Backed Obligations	—	1,004,100	—	—	—
Total Level 3	1,549,500	1,565,333	—	—	—
Total	$568,761,088	$206,068,329	$167,487,178	$73,711,099	$27,727,616
Other Financial Instruments
Level 1	$—	$—	$—	$—	$—
Level 2
Total Return Swaps	(31,260,296)	—	—	—	—
Excess Return Swaps	—	—	—	—	242,999
Total Level 2	(31,260,296)	—	—	—	242,999
Level 3	—	—	—	—	—
Total	$(31,260,296)	$—	$—	$—	$242,999

See the Schedules of Investments for further disaggregation of investment categories.

[1]	There were no transfers into or out of Level 1 during the period ended September 30, 2015.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

DoubleLine Total Return Bond Fund	Balance as of 3/31/2015	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[4]	Net Accretion (Amortization)	Purchases [1]	Sales [2]	Transfers Into Level 3 [3]	Transfers Out of Level 3 [3]	Balance as of 9/30/2015	Net Change in Unrealized Appreciation (Depreciation) on securities held at 9/30/2015[4]
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$642,376,417	$1,362,980	$16,934,863	$7,790,326	$—	$(13,380,306)	$—	$(12,865,294)	$642,218,986	$16,927,969
Asset Backed Obligations	54,475,200	—	(7,800)	—	60,000,000	—	—	—	114,467,400	(7,800)
Collateralized Loan Obligations	—	—	—	—	—	—	31,392,000	—	31,392,000	—

Total	$696,851,617	$1,362,980	$16,927,063	$7,790,326	$60,000,000	$(13,380,306)	$31,392,000	$(12,865,294)	$788,078,386	$16,920,169

114	DoubleLine Funds Trust

(Unaudited) September 30, 2015

[1]	Purchases include all purchases of securities and payups.

[2]	Sales include all sales of securities, maturities, and paydowns.

[3]	Transfers between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs from the prior fiscal year end.

[4]	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on securities held at September 30, 2015 may be due to a security that was not held or categorized as Level 3 at either period end.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

DoubleLine Total Return Bond Fund	Fair Value as of 9/30/2015*	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
Non-Agency Residential Collateralized Mortgage Obligations	$642,218,986	Market Comparables	Market Quotes	$73.16 - $110.97	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security
Asset Backed Obligations	114,467,400	Market Comparables	Market Quotes	$100.41 - $100.55	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security
Collateralized Loan Obligations	31,392,000	Market Comparables	Market Quotes	$85.24 - $93.03	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security

*	Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis by each Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

B. Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Funds may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years, 2015, 2014 and 2013 for the Funds, are those that are open for exam by taxing authorities. As of September 30, 2015 the Funds have no examinations in progress.

Management has analyzed the Funds’ tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended March 31, 2015. The Funds identify their major tax jurisdictions as U.S. Federal and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

D. Dividends and Distributions to Shareholders. With the exception of the DoubleLine Multi-Asset Growth Fund and the DoubleLine Strategic Commodity Fund, dividends from net investment income will be declared and paid monthly. Dividends from the net investment income of the DoubleLine Multi-Asset Growth Fund will be declared and paid quarterly and of the DoubleLine Strategic Commodity Fund will be declared and paid annually. The Funds will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statements of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

Semi-Annual Report	September 30, 2015	115

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2015

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of a class of shares of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses) attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Funds’ NAV is calculated on days when the New York Stock Exchange opens for regular trading (except that the Funds, other than DoubleLine Strategic Commodity Fund, do not calculate their NAV on holidays when the principal U.S. bond markets are closed, such as Columbus Day and Veterans Day).

G. Unfunded Loan Commitments. The Funds may enter into certain credit agreements, of which all or a portion may be unfunded. These commitments are disclosed in the accompanying Schedule of Investments. The Funds are obligated to fund these commitments at the borrower’s discretion. The Funds generally will maintain with their custodian liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments.

H. Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee and officer of the Funds is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

I. Basis for Consolidation The DoubleLine Multi-Asset Growth Fund and the DoubleLine Strategic Commodity Fund may invest up to 25% of their total assets in the DoubleLine Cayman Multi-Asset Growth Fund I, Ltd. and the DoubleLine Strategic Commodity, Ltd. (each, a “Subsidiary” and, collectively, the “Subsidiaries”), respectively. The Subsidiaries, which are organized under the laws of the Cayman Islands, are wholly-owned and controlled by each respective Fund. Each Subsidiary invests in commodity-related investments and other investments. The consolidated financial statements include the accounts and balances of the each Fund and each Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

As of September 30, 2015, the relationship of the Subsidiary to each respective fund was as follows:

	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Strategic Commodity Fund (Consolidated)
Commencement of Operations	6/15/2011	5/18/2015
Fund Net Assets	132,685,647	27,987,598
Subsidiary % of Fund Net Assets	7.54%	20.84%
Subsidiary Financial Statement Information
Net Assets	10,005,857	5,831,572
Total Income	934	193
Net Realized Gain/(Loss)	(331,586)	(320,759)

J. Other. Each share class of a Fund is charged for those expenses that are directly attributable to that share class. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or on another reasonable basis. Investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net assets of the classes.

3. Related and Other Party Transactions

DoubleLine Capital LP and DoubleLine Commodity LP (each, an “Adviser” and, collectively, the “Advisers”) provide the Funds with investment management services under investment management agreements (the “Agreements”). Under the Agreements, each Adviser manages the investment of the assets of each Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Trust’s business affairs. As compensation for its services, each Adviser is entitled to a monthly fee at the annual rates of the average daily net assets of the Funds (the “Advisory Fee”) in the following table. Each Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Funds.

Each Adviser has contractually agreed to limit the Funds’ ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed the following ratios (the “Expense Caps”). For the purposes of the expense limitation agreement between each Adviser and the Funds, “ordinary operating expenses” excludes taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, acquired fund fees and expenses, and any extraordinary expenses. With the exception of the DoubleLine Long Duration Total Return Bond Fund and DoubleLine Strategic Commodity Fund, each Fund’s expense limitation is expected to apply until at least July 31, 2016. The DoubleLine Long Duration Total Return Bond Fund’s expense limitation is expected to apply until at least November 20, 2016 and the DoubleLine Strategic Commodity Fund’s expense limitation is expected to apply until at least May 14, 2016. Each may be terminated during the term only by a majority vote of the disinterested Trustees of the Board.

116	DoubleLine Funds Trust

(Unaudited) September 30, 2015

		Expense Caps
	Advisory Fee	I Shares	N Shares	A Shares
DoubleLine Total Return Bond Fund	0.40%	N/A	N/A	N/A
DoubleLine Core Fixed Income Fund	0.40%	N/A	N/A	N/A
DoubleLine Emerging Markets Fixed Income Fund	0.75%	0.95%	1.20%	N/A
DoubleLine Multi-Asset Growth Fund (Consolidated)	1.00%	1.20%	N/A	1.45%
DoubleLine Low Duration Bond Fund	0.35%	0.47%	0.72%	N/A
DoubleLine Floating Rate Fund	0.50%	0.75%	1.00%	N/A
DoubleLine Shiller Enhanced CAPE®	0.45%	0.65%	0.90%	N/A
DoubleLine Flexible Income Fund	0.62%	0.82%	1.07%	N/A
DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.50%	0.59%	0.84%	N/A
DoubleLine Long Duration Total Return Bond Fund	0.50%	0.65%	0.90%	N/A
DoubleLine Strategic Commodity Fund (Consolidated)	0.90%	1.10%	1.35%	N/A

Each Adviser is permitted to be reimbursed for fee waivers and/or expense reimbursements it made to a Fund in the prior three fiscal years. Each Fund must pay its current ordinary operating expenses before each Adviser is entitled to any reimbursement of fees waived and/or expenses reimbursed. Any such reimbursement requested by each Adviser is subject to review by the Board and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed.

Each Adviser contractually waived a portion of its fees or reimbursed certain operating expenses and may recapture a portion of the amounts no later than the dates as stated in the following table:

	March 31,
	2016	2017	2018	2019
DoubleLine Multi-Asset Growth Fund (Consolidated)	$391,977	$283,515	$133,348	$33,120
DoubleLine Shiller Enhanced CAPE®	—	399,206	270,166	40,888
DoubleLine Flexible Income Fund	—	—	248,339	67,752
DoubleLine Low Duration Emerging Markets Fixed Income Fund	—	—	302,278	196,069
DoubleLine Long Duration Total Return Bond Fund	—	—	130,444	73,018
DoubleLine Strategic Commodity Fund (Consolidated)	—	—	—	144,359

For the period ended September 30, 2015, each Adviser recouped the amounts shown from the following Funds:

DoubleLine Core Fixed Income Fund	$203,659
DoubleLine Low Duration Bond Fund	228,850

If a Fund invested in other investment vehicles sponsored by an Adviser (“other DoubleLine Funds”) during the period, such Adviser waived its advisory fee to the Fund in an amount equal to the advisory fees paid to the Adviser by the other DoubleLine Funds in respect of Fund assets so invested. Accordingly, the Adviser waived the following fees for the period ended September 30, 2015:

DoubleLine Core Fixed Income Fund	$272,019
DoubleLine Multi-Asset Growth Fund (Consolidated)	151,599
DoubleLine Low Duration Bond Fund	124,032
DoubleLine Flexible Income Fund	38,435
DoubleLine Strategic Commodity Fund (Consolidated)	2,174

Semi-Annual Report	September 30, 2015	117

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2015

As of September 30, 2015, greater than 5% of the following DoubleLine Funds was held by other DoubleLine Funds as follows:

Affiliated Fund Held	% Owned	Significant Owner
DoubleLine Floating Rate Fund	7%	DoubleLine Core Fixed Income Fund
DoubleLine Floating Rate Fund	6%	DoubleLine Flexible Income Fund
DoubleLine Low Duration Emerging Markets Fixed Income Fund	28%	DoubleLine Low Duration Bond Fund
DoubleLine Long Duration Total Return Bond Fund	68%	DoubleLine Core Fixed Income Fund
DoubleLine Equities Growth Fund	31%	DoubleLine Multi-Asset Growth Fund (Consolidated	)

DoubleLine Capital LP and certain DoubleLine affiliated advisers provide investment advisory, sub-advisory, or consulting services to a variety of investors, including investment program sponsors, separate accounts, and mutual funds sponsored by third parties (collectively “third-party accounts”). Those services may result, directly or indirectly, in investments by the third-party accounts in one or more of the Funds. At times, the third-party accounts’ investments, individually or in the aggregate, may represent material interests in one or more of the Funds. The third-party accounts’ transaction activity in a Fund may cause a Fund to incur material transaction costs, to realize taxable gains distributable to shareholders, and/or to buy or sell assets at a time when the Fund might not otherwise do so, each of which may adversely affect a Fund’s performance. See the description of “large shareholder risk” in the Principal Risks footnote for more information. The Funds’ transfer agent’s register reflects that greater than 25% of the following Funds were held by third-party accounts as of September 30, 2015:

% Owned
DoubleLine Multi-Asset Growth Fund (Consolidated)	58%

4.  Distribution, Sales Charge and Redemption Fees

Class N shares and Class A shares of the Funds make payments under a distribution plan (the “Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Fund’s distributor for distribution and related services at an annual rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N and Class A shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N and Class A shares.

The Class A shares of DoubleLine Multi-Asset Growth Fund have a maximum sales charge imposed on purchases of 4.25% of the offering price and a maximum contingent deferred sales charge of 0.75% that applies to purchases of $1 million or more of Class A shares if the shares are redeemed within 18 months of purchase.

The DoubleLine Multi-Asset Growth Fund and the DoubleLine Floating Rate Fund each impose redemption fees. Redemption fees are paid to and retained by the Funds to limit the opportunity to market time the Funds and to help offset estimated portfolio transaction costs and other related costs incurred by the Funds as a result of short-term trading. Subject to the exceptions discussed in the Funds’ prospectus, the Funds will apply a redemption fee equal to 1% of the value of any shares redeemed within 90 days of purchase.

5.  Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the period ended September 30, 2015 were as follows:

	All Other		U.S. Government[1]
	Purchases at Cost	Sales or Maturity Proceeds	Purchases at Cost	Sales or Maturity Proceeds
DoubleLine Total Return Bond Fund	$6,345,726,058	$3,672,692,624	$—	$—
DoubleLine Core Fixed Income Fund	618,101,116	916,091,354	1,378,386,697	344,868,423
DoubleLine Emerging Markets Fixed Income Fund	498,180,041	313,663,455	—	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	26,454,175	34,768,317	—	—
DoubleLine Low Duration Bond Fund	716,588,951	562,593,643	302,329,281	122,690,531
DoubleLine Floating Rate Fund	116,979,442	156,215,269	—	—
DoubleLine Shiller Enhanced CAPE	109,381,442	100,096,989	264,835,694	106,605,712
DoubleLine Flexible Income Fund	140,525,609	16,565,155	—	—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	68,347,226	43,823,861	—	—
DoubleLine Long Duration Total Return Bond Fund	10,401,507	421,379	9,637,226	26,372,402
DoubleLine Strategic Commodity Fund (Consolidated)	1,121,812	1,130,872	—	—

[1]	U.S. Government transactions are defined as those involving long-term U.S. Treasury bills, bonds and notes.

118	DoubleLine Funds Trust

(Unaudited) September 30, 2015

6. Income Tax Information

The tax character of distributions for the Funds were as follows:

	Period Ended September 30, 2015		Period Ended March 31, 2015
	Ordinary Income	Long Term Capital Gain	Ordinary Income	Long Term Capital Gain
DoubleLine Total Return Bond Fund	$966,129,535	$—	$1,658,865,733	$—
DoubleLine Core Fixed Income Fund	78,992,822	—	100,065,621	—
DoubleLine Emerging Markets Fixed Income Fund	21,108,769	—	34,967,748	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	4,487,498	—	8,783,328	2,581,991
DoubleLine Low Duration Bond Fund	29,372,849	—	46,057,808	—
DoubleLine Floating Rate Fund	6,816,352	—	12,204,973	11,923
DoubleLine Shiller Enhanced CAPE®	7,332,834	—	4,864,087	21,944
DoubleLine Flexible Income Fund	3,345,299	—	2,274,973	—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	2,815,768	—	3,601,264	—
DoubleLine Long Duration Total Return Bond Fund	1,088,663	—	561,253	—
DoubleLine Strategic Commodity Fund (Consolidated)	—	—

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero.

The cost basis of investments for federal income tax purposes as of September 30, 2015 was as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund
Tax Cost of Investments	$48,959,225,524	$4,619,283,991	$987,098,238	$134,922,505	$2,745,823,989	$336,321,638
Gross Tax Unrealized Appreciation	1,227,788,723	59,857,595	1,799,722	6,993,353	7,682,588	690,663
Gross Tax Unrealized Depreciation	(766,996,183)	(91,897,153)	(82,721,365)	(12,719,179)	(25,619,992)	(3,752,897)
Net Tax Unrealized Appreciation (Depreciation)	460,792,540	(32,039,558)	(80,921,643)	(5,725,826)	(17,937,404)	(3,062,234)

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)
Tax Cost of Investments	$574,706,261	$211,082,121	$176,436,002	$72,897,560	$27,724,699
Gross Tax Unrealized Appreciation	1,212,844	362,569	102,198	1,336,523	88,744
Gross Tax Unrealized Depreciation	(7,158,017)	(5,376,361)	(9,051,022)	(522,984)	(85,827)
Net Tax Unrealized Appreciation (Depreciation)	(5,945,173)	(5,013,792)	(8,948,824)	813,539	2,917

Semi-Annual Report	September 30, 2015	119

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2015

As of March 31, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund
Net Tax Unrealized Appreciation (Depreciation)	$699,877,943	$53,534,685	$(23,311,206)	$123,117	$246,359	$2,052,257
Undistributed Ordinary Income	59,482,306	3,694,546	953,604	2,856,225	1,692,303	782,387
Undistributed Long Term Capital Gain	—	—	—	1,826,336	—	—
Total Distributable Earnings	59,482,306	3,694,546	953,604	4,682,561	1,692,303	782,387
Other Accumulated Gains (Losses)	(1,316,190,782)	(24,579,523)	(21,230,924)	(648,849)	(8,924,897)	(1,632,617)
Total Accumulated Earnings (Losses)	(556,830,533)	32,649,708	(43,588,526)	4,156,829	(6,986,235)	1,202,027

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund
Net Tax Unrealized Appreciation (Depreciation)	$244,240	$(517,941)	$(3,364,006)	$2,188,912
Undistributed Ordinary Income	187,153	74,248	300,163	283,018
Undistributed Long Term Capital Gain	5,651,448	—	—	—
Total Distributable Earnings	5,838,601	74,248	300,163	283,018
Other Accumulated Gains (Losses)	10,514,739	(308,233)	(480,589)	(162,959)
Total Accumulated Earnings (Losses)	16,597,580	(751,926)	(3,544,432)	2,308,971

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

As of March 31, 2015, the following capital loss carryforwards were available:

	Capital Loss Carryforward	Expires
DoubleLine Total Return Bond Fund	$3,709,758	3/31/2019
DoubleLine Total Return Bond Fund	1,074,248,429	Indefinite
DoubleLine Core Fixed Income Fund	21,401,431	Indefinite
DoubleLine Emerging Markets Fixed Income Fund	20,569,284	Indefinite
DoubleLine Low Duration Bond Fund	4,279,164	Indefinite
DoubleLine Floating Rate Fund	264,600	Indefinite
DoubleLine Flexible Income Fund	30,881	Indefinite

As of March 31, 2015, the following Funds deferred, on a tax basis, post-October losses of:

DoubleLine Total Return Bond Fund	$188,522,944
DoubleLine Core Fixed Income Fund	—
DoubleLine Emerging Markets Fixed Income Fund	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	—
DoubleLine Low Duration Bond Fund	3,844,298
DoubleLine Floating Rate Fund	737,196
DoubleLine Shiller Enhanced CAPE®	—
DoubleLine Flexible Income Fund	223,369
DoubleLine Low Duration Emerging Markets Fixed Income Fund	252,208
DoubleLine Long Duration Total Return Bond Fund	—

120	DoubleLine Funds Trust

(Unaudited) September 30, 2015

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, accretion of discount on certain debt instruments, foreign currency gains (losses), sales of PFIC securities and consent fee income. For the year ended March 31, 2015, the following table shows the reclassifications made:

	Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In Capital
DoubleLine Total Return Bond Fund	$283,357,234	$(283,357,234)	$—
DoubleLine Core Fixed Income Fund	8,359,468	(8,359,468)	—
DoubleLine Emerging Markets Fixed Income Fund	694,778	(694,778)	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	4,041,976	(3,020,544)	(1,021,432)
DoubleLine Low Duration Bond Fund	2,743,120	(2,743,119)	(1)
DoubleLine Floating Rate Fund	50,403	(50,403)	—
DoubleLine Shiller Enhanced CAPE®	517,399	(517,399)	—
DoubleLine Flexible Income Fund	239,894	(239,894)	—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	(37,370)	42,545	(5,175)
DoubleLine Long Duration Total Return Bond Fund	—	—	—

7.  Share Transactions

Transactions in each Fund’s shares were as follows:

	DoubleLine Total Return Bond Fund				DoubleLine Core Fixed Income Fund
	Period Ended September 30, 2015		Year Ended March 31, 2015		Period Ended September 30, 2015			Year Ended March 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Shares Sold
Class I	664,094,458	$7,270,760,198	1,558,010,043	$17,148,705,516	103,063,904	$1,132,467,889		230,438,036	$2,541,026,162
Class N	163,789,991	1,793,472,236	454,573,725	5,004,430,061	22,128,409	242,399,602		36,562,856	402,958,798
Reinvested Dividends
Class I	47,424,175	518,475,045	80,206,318	881,703,118	4,380,563	47,959,405		5,684,656	62,733,460
Class N	13,268,100	145,022,100	22,572,716	248,096,489	941,193	10,294,367		1,328,000	14,641,059
Shares Redeemed
Class I	(385,300,347)	(4,217,248,880)	(612,602,713)	(6,740,749,306)	(61,337,425)	(672,568,161)		(53,606,529)	(591,377,397)
Class N	(133,736,713)	(1,462,020,567)	(271,054,941)	(2,980,674,477)	(9,762,926)	(107,117,790)		(18,034,346)	(198,661,874)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	369,539,664	$4,048,460,132	1,231,705,148	$13,561,511,401	59,413,718	$653,435,312		202,372,673	$2,231,320,208

	DoubleLine Emerging Markets Fixed Income Fund				DoubleLine Multi-Asset Growth Fund (Consolidated)
	Period Ended September 30, 2015		Year Ended March 31, 2015		Period Ended September 30, 2015			Year Ended March 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Shares Sold
Class I	34,530,300	$355,786,620	48,464,178	$512,367,218	938,758	$9,000,406		1,196,955	$11,927,076
Class N	14,067,788	144,989,881	17,993,367	189,439,392	—	—		—	—
Class A	—	—	—	—	3,160,136	29,902,954		3,020,401	29,928,377
Reinvested Dividends
Class I	1,296,021	13,195,948	1,788,406	18,901,203	105,811	975,138		357,528	3,500,423
Class N	428,710	4,383,108	735,937	7,789,995	—	—		—	—
Class A	—	—	—	—	45,949	422,808		459,846	4,465,787
Shares Redeemed
Class I	(17,666,572)	(179,744,679)	(29,176,327)	(307,717,478)	(642,504)	(6,067,456	)#	(3,756,397)	(37,501,908)*
Class N	(14,885,440)	(152,614,774)	(13,475,224)	(143,047,369)	—	—		—	—
Class A	—	—	—	—	(1,496,647)	(14,091,280	)#	(4,464,933)	(44,700,359)*
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	17,770,807	$185,996,104	26,330,337	$277,732,961	2,111,503	$20,142,570		(3,186,600)	$(32,380,604)

Semi-Annual Report	September 30, 2015	121

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2015

	DoubleLine Low Duration Bond Fund				DoubleLine Floating Rate Fund
	Period Ended September 30, 2015		Year Ended March 31, 2015		Period Ended September 30, 2015		Year Ended March 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	62,200,675	$629,655,863	106,256,430	$1,080,831,534	10,305,777	$104,515,684	21,835,983	$220,180,224
Class N	20,397,519	206,448,177	50,471,628	513,317,544	2,661,669	26,972,327	1,986,975	20,090,929
Reinvested Dividends
Class I	1,308,900	13,231,665	1,922,215	19,551,236	223,496	2,256,266	316,515	3,189,878
Class N	1,031,029	10,420,307	1,799,041	18,290,065	70,156	709,101	131,252	1,325,930
Shares Redeemed
Class I	(24,036,626)	(243,647,982)	(76,705,087)	(779,499,858)	(15,265,313)	(154,475,674)~	(18,819,723)	(189,582,271)^
Class N	(19,233,143)	(194,680,998)	(43,180,922)	(439,255,991)	(885,346)	(8,967,446)~	(7,357,051)	(74,481,306)^
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	41,668,354	$421,427,032	40,563,305	$413,234,530	(2,889,561)	$(28,989,742)	(1,906,049)	$(19,276,616)

	DoubleLine Shiller Enhanced CAPE®				DoubleLine Flexible Income Fund
	Period Ended September 30, 2015		Year Ended March 31, 2015		Period Ended September 30, 2015		Period Ended March 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	18,259,992	$222,663,041	24,010,369	$282,366,924	12,693,447	$127,217,270	8,439,758	$84,838,598
Class N	3,989,627	48,274,932	7,120,050	83,477,991	4,595,611	45,954,154	3,935,101	39,646,317
Reinvested Dividends
Class I	427,558	5,069,247	278,813	3,298,566	191,917	1,905,777	119,818	1,199,839
Class N	100,926	1,197,934	79,425	935,897	76,662	761,414	73,547	737,094
Shares Redeemed
Class I	(4,475,028)	(52,935,701)	(2,236,761)	(25,945,358)	(3,382,483)	(33,607,150)	(2,802,513)	(28,099,323)
Class N	(1,569,765)	(18,966,338)	(1,698,935)	(19,696,470)	(1,332,898)	(13,281,820)	(1,263,950)	(12,642,921)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	16,733,310	$205,303,115	27,552,961	$324,437,550	12,842,256	$128,949,645	8,501,761	$85,679,604

	DoubleLine Low Duration Emerging Markets Fixed Income Fund				DoubleLine Long Duration Total Return Bond Fund
	Period Ended September 30, 2015		Period Ended March 31, 2015		Period Ended September 30, 2015		Period Ended March 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	2,493,151	$25,061,953	6,793,837	$68,019,507	211,476	$2,108,663	5,579,541	$55,943,736
Class N	4,650,267	46,386,881	8,771,415	88,791,916	383,177	3,801,346	1,921,385	19,969,246
Reinvested Dividends
Class I	32,750	324,368	29,706	295,980	5,761	57,565	1,871	19,580
Class N	136,935	1,351,683	130,008	1,292,322	24,502	244,434	10,894	114,122
Shares Redeemed
Class I	(2,218,219)	(22,124,455)	(225,055)	(2,260,879)	(156,383)	(1,588,124)	(189,939)	(1,982,487)
Class N	(2,050,584)	(20,448,270)	(831,376)	(8,278,916)	(430,880)	(4,292,368)	(54,691)	(560,700)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	3,044,300	$30,552,160	14,668,535	$147,859,930	37,653	$331,516	7,269,061	$73,503,497

	DoubleLine Strategic Commodity Fund (Consolidated)
	Period Ended September 30, 2015
	Shares	Amount
Shares Sold
Class I	3,178,684	$27,878,653
Class N	19,763	185,581
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	3,198,447	$28,064,234

122	DoubleLine Funds Trust

(Unaudited) September 30, 2015

#	Net of redemption fees of $4,383 and $1,566 for Class I and Class A, respectively

*	Net of redemption fees of $2,358 and $1,411 for Class I and Class A, respectively

~	Net of redemption fees of $73,767 and $7,263 for Class I and Class N, respectively

^	Net of redemption fees of $10,717 and $28,406 for Class I and Class N, respectively

8.  Trustees’ Fees

Trustees who are not affiliated with each Adviser and its affiliates receive fees from the Trust. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested in shares of each respective Fund or other funds managed by each Adviser and its affiliates. These amounts represent general, unsecured liabilities of each Fund and vary according to the total returns of the selected funds. Trustees’ Fees in the Statements of Operations include current fees (either paid in cash or deferred) and an increase (decrease) in the value of the deferred amounts. Certain trustees and officers of the Funds are also officers of each Adviser; such trustees and officers are not compensated by the Funds.

For the period ended September 30, 2015, the Trustees received, as a group:

	Current Fees	Increase/(Decrease) in Value of Deferred Amount	Trustees’ Fees
DoubleLine Total Return Bond Fund	$274,919	$(2,193)	$272,726
DoubleLine Core Fixed Income Fund	24,715	(200)	24,515
DoubleLine Emerging Markets Fixed Income Fund	5,449	(21)	5,428
DoubleLine Multi-Asset Growth Fund (Consolidated)	749	(7)	742
DoubleLine Low Duration Bond Fund	14,723	(117)	14,606
DoubleLine Floating Rate Fund	1,978	(17)	1,961
DoubleLine Shiller Enhanced CAPE®	2,229	(22)	2,207
DoubleLine Flexible Income Fund	877	(7)	870
DoubleLine Low Duration Emerging Markets Fixed Income Fund	1,077	(8)	1,069
DoubleLine Long Duration Total Return Bond Fund	458	(3)	455
DoubleLine Strategic Commodity Fund (Consolidated)	140	—	140

9.  Additional Disclosures about Derivative Instruments

The following disclosures provide information on the Funds’ use of derivatives and certain related risks. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following tables.

The average volume of derivative activity during the period ended September 30, 2015 is as follows:

	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Strategic Commodity Fund (Consolidated)
Average Market Value
Futures Contracts - Long	$(264,788)	$—	$—
Futures Contracts - Short	(80,314)	—	—
Average Notional Balance
Interest Rate Swaps	$5,200,000	$—	$—
Total Return Swaps - Long	40,490,672	478,052,333	—
Total Return Swaps - Short	4,659,102	—	—
Excess Return Swaps - Long	—	—	11,522,500
Excess Return Swaps - Short	—	—	3,570,000
Forward Currency Exchange Contracts	25,872,419	—	—

Options Contracts  The Funds may purchase or sell put and call options. When a Fund purchases an option it pays a premium in return for the potential to profit from the change in value of an underlying investment or index during the term of the option. The option premium is included on the Funds’ Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing options is limited to the

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Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2015

loss of the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. When a Fund writes (i.e., sells) an option it receives a premium in return for bearing the risk of the change in value of an underlying instrument during the term off the option. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss when the underlying instrument is sold. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk that the market for options contracts may be illiquid and that a Fund may not be able to close out or sell an option at a particular time or at an anticipated price.

There was no activity in written options during the period ended September 30, 2015.

Futures Contracts  Futures contracts typically involve a contractual commitment to buy or sell a particular instrument at a specified price on a future date. Risks associated with the use of futures contracts include the potential for imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices determined by the relevant exchange. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payment reflecting the change in value (“variation margin”) is made or received by or for the accounts of the Funds. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Forward Foreign Currency Contracts  Forward foreign currency contracts are agreements between two parties to buy and sell a currency at a set exchange rate on a future date. Unless a Fund’s registration statement expressly states otherwise, each Fund may enter into forward foreign currency contracts for any investment purpose. The market value of a forward foreign currency contract fluctuates with the changes in foreign currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Credit Default Swap Agreements  Credit default swap agreements often involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of a referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund generally will receive from the buyer of protection a fixed rate of income throughout the term of the swap. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. Recovery values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. An index credit default swap references all the names in the index, and if there is a default with respect to a single name in the index, the credit event is settled based on that name’s weight in the index.

Credit default swaps are considered to have credit risk related contingent features since they require payment by the protection seller to the protection buyer upon occurrence of a defined credit event. A Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract, which may be mitigated by the posting of collateral by the counterparty to a Fund to cover a Fund’s exposure to the counterparty.

Total Return Swap Agreements  The Funds may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, a Fund will receive a payment from the counterparty. To the extent it is less, a Fund will make a payment to the counterparty. Payments received or made at the termination of the swap are recorded as realized gain or loss on the Statements of Operations.

The Funds’ derivative instrument holdings are summarized in the following tables.

124	DoubleLine Funds Trust

(Unaudited) September 30, 2015

The effect of derivative instruments on the Statements of Assets and Liabilities for the year ended September 30, 2015 was as follows:

		Unrealized Appreciation (Depreciation)
Derivatives not accounted for as hedging instruments	Statements of Assets and Liabilities Location	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Strategic Commodity Fund (Consolidated)
Forward Contracts
Currency	Net Unrealized Appreciation (Depreciation) on Forwards	$(191,572)	$—	$—
Futures Contracts
Commodity		$(390,024)	$—	$—
Index		(466,381)	—	—
	Net Unrealized Appreciation (Depreciation) on Futures	$(856,405)	$—	$—
Swap Contracts
Excess Return		$—	$—	$242,999
Interest Rate		(33,965)	—	—
Total Return		(2,198,040)	(31,260,296)	—
	Net Unrealized Appreciation (Depreciation) on Swaps	$(2,232,005)	$(31,260,296)	$242,999

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2015 was as follows:

		Realized Gain (Loss) on Derivatives			Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives not accounted for as hedging instruments	Statements of Operations Location	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Strategic Commodity Fund (Consolidated)
Forward Contracts
Currency
	Net Realized and Unrealized Gain (Loss) on Forwards	$(822,300)	$—	$—	$54,650	$—	$—
Futures Contracts
Commodity		$(240,315)	$—	$—	$(345,487)	$—	$—
Index		(2,107,854)	—	—	(622,145)	—	—
Treasury Bond		—	—	—	(26,447)	—	—
	Net Realized and Unrealized Gain (Loss) on Futures	$(2,348,169)	$—	$—	$(994,079)	$—	$—
Swap Contracts
Excess Return		$—	$—	$(320,764)	$—	$—	$242,999
Interest Rate		—	—	—	(33,965)	—	—
Total Return		(340,932)	2,131,765	—	(1,763,219)	(41,894,589)	—
	Net Realized and Unrealized Gain (Loss) on Swaps	$(340,932)	$2,131,765	$(320,764)	$(1,797,184)	$(41,894,589)	$242,999

10.  Offsetting Assets and Liabilities

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

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Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2015

As of September 30, 2015, the Funds held the following instruments that were subject to offsetting on the Statement of Assets and Liabilities:

DoubleLine Multi-Asset Growth Fund (Consolidated)

Assets:

	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
Description				Financial Instruments	Cash Collateral Received
Swap Contracts	$91,027	$91,027	$—	$—	$—	$—

Liabilities:

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
Description				Financial Instruments	Cash Collateral Pledged
Forwards	$191,572	$—	$191,572	$191,572	$—	$—
Swap Contracts	2,323,032	91,027	2,232,005	2,232,005	—	—
	$2,514,604	$91,027	$2,423,577	$2,423,577	$—	$—

DoubleLine Shiller Enhanced CAPE®

Assets:

	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
Description				Financial Instruments	Cash Collateral Received
Swap Contracts	$257,973	$257,973	$—	$—	$—	$—

Liabilities:

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
Description				Financial Instruments	Cash Collateral Pledged
Swap Contracts	$31,518,269	$257,973	$31,260,296	$31,260,296	$—	$—

DoubleLine Strategic Commodity Fund (Consolidated)

Assets:

	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
Description				Financial Instruments	Cash Collateral Received
Swap Contracts	$266,967	$23,968	$242,999	$242,999	$—	$—

Liabilities:

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
Description				Financial Instruments	Cash Collateral Pledged
Swap Contracts	$23,968	$23,968	$—	$—	$—	$—

11.  Bank Loans

The Funds may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Funds may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Funds may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Funds may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Funds may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Funds prior to the date the Funds actually take delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

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(Unaudited) September 30, 2015

12.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust, along with another affiliated trust (all the series of each such trust, the “DoubleLine Funds”), an uncommitted, $600,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% (weighted average rate of 2.75% for the period ended September 30, 2015).

The Bank has also made available to the DoubleLine Floating Rate Fund a committed $40,000,000 credit facility. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% and the credit facility bears an unused commitment fee equal to 0.12% on the unused portion of the credit facility.

For the period ended September 30, 2015, the Funds’ credit facility activity was as follows:

	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Commitment Fee
DoubleLine Emerging Markets Fixed Income Fund	$11,580,571	$31,024,000	$12,385	$—
DoubleLine Floating Rate Fund	—	—	—	24,400
DoubleLine Low Duration Emerging Markets Fixed Income Fund	3,332,355	13,822,000	7,891	—

13.  Significant Shareholder Holdings

As of September 30, 2015, a single beneficial shareholder held 91% of the Outstanding Class I shares of DoubleLine Strategic Commodity Fund and 90% of the DoubleLine Strategic Commodity Fund’s outstanding shares. That shareholder may control the DoubleLine Strategic Commodity Fund and a redemption of all or a substantial portion of that shareholder’s investment in the Fund may adversely affect the Fund and its investment performance. See the description of “large shareholder risk” in the following Principal Risks footnote.

14.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•	affiliated fund risk: the risk that, due to its own financial interest or other business considerations, each Adviser may choose to invest a portion of a Fund’s assets in investment companies sponsored or managed by each Adviser or its affiliates in lieu of investments by the Fund directly in portfolio securities, or may choose to invest in such investment companies over investment companies sponsored or managed by others.

•	asset allocation risk: the risk that a Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors and/or underlying funds and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•	asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which a Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: the risk that to the extent that a Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•	collateralized debt obligations risk: the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•	commodities risk: the risk that the value of a Fund’s shares may be affected by changes in the values of the Fund’s investment exposures to commodities or commodity-related instruments, which may be extremely volatile and difficult to value. The value of commodities and commodity-related instruments may be affected by market movements, commodity index volatility, changes in interest rates, or factors affecting a particular sector, industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

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Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2015

•	confidential information access risk: the risk that the intentional or unintentional receipt of material, non-public information by each Adviser could limit a Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.

•	convertible securities risk: the risks of investing in convertible bonds and securities include the risk that the issuer may default in the payment of principal and/or interest and the risk that the value of the investment may decline if interest rates rise. Such events may reduce a Fund’s distributable income and the value of the Fund’s shares.

•	counterparty risk: the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. To the extent that a Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risk:

°	credit risk: the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due.

°	extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result.

°	interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

•	defaulted securities risk: the risk of the uncertainty of repayment of defaulted securities and obligations of distressed issuers.

•	derivatives risk: the risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase a Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing a Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•	emerging market country risk: the risk that investing in emerging markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems than in many more developed countries.

•	equity issuer risk: the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•	exchange-traded note risk: the risk that the level of the particular market benchmark or strategy to which the note’s return is linked will fall in value; exchange-traded notes are subject to the credit risk of the issuer.

•	financial services risk: the risk that an investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or economic conditions that may negatively affect financial service businesses; (ii) exposure of a financial institution to non-diversified or concentrated loan portfolios; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

•	focused investment risk: the risk that a Fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries, or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a Fund is more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, countries, regions, sectors or asset classes in which the Fund is invested.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of a Fund’s investments denominated in foreign currencies.

•	foreign investing risk: the risk that a Fund’s investments will be affected by political, regulatory, and economic risks not present in domestic investments. If a Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate or restrict foreign exchange transactions.

•	high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by each Adviser to be of comparable quality are predominantly speculative. These instruments have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

128	DoubleLine Funds Trust

(Unaudited) September 30, 2015

•	index risk: the risk that a Fund’s return may not match or exceed the return of an index utilized by the Fund. In addition, a decline in the value of an index used by the Fund should be expected to reduce the overall total return of the Fund. Although each Adviser may license from an index’s sponsor the right to use an index as part of implementing the Fund’s principal investment strategies, there can be no guarantee that an index used by the Fund will be maintained indefinitely or that the Fund will be able to continue to utilize the index to implement the Fund’s principal investment strategies indefinitely.

•	inflation-indexed bond risk: the risk that such bonds will change in value in response to changes in actual or anticipated changes in inflation rates in a manner unanticipated by a Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risk.

•	investment company and exchange traded fund risk: the risk that an investment company or other pooled investment vehicle, including any exchange-traded fund (“ETF”), in which a Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. A Fund must pay its pro rata portion of an investment company’s fees and expenses.

•	large shareholder risk: the risk that certain account holders, including funds or accounts over which each Adviser has investment discretion, may from time to time own or control a significant percentage of a Fund’s shares. A Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when each Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase a Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•	leveraging risk: the risk that certain investments by a Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•	limited operating history risk: the risk that a recently formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	liquidity risk: the risk that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•	loan risk: includes, among other risks, the risk that (i) if a Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution; (ii) it is possible that any collateral securing a loan may be insufficient or unavailable to a Fund; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of a Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) if a borrower fails to comply with various restrictive covenants that are typically in loan agreements, the borrower may default in payment of the loan; (vi) transactions in loans may settle on a delayed basis, and the Fund potentially may not receive the proceeds from the sale of a loan for a substantial period of time after the sale; and (vii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in a Fund. It is unclear whether the protections of the securities laws against fraud and misrepresentation extend to loans and other forms of direct indebtedness. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. There can be no assurance that the Adviser’s efforts in this regard will be successful.

•	market capitalization risk: the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect a Fund because of unfavorable market conditions particular to that category of issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies.

•	market risk: the risk that the overall market will perform poorly or that the returns from the securities in which a Fund invests will underperform returns from the general securities markets or other types of investments. Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at time when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

•	mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by a Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•	portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•

preferred securities risk:  the risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be

Semi-Annual Report	September 30, 2015	129

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2015

able to reinvest the proceeds at comparable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•	prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity.

•	price volatility risk: the risk that the value of a Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•	real estate risk: the risk that real estate related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions.

•	reliance on each adviser: the risk associated with each Fund’s ability to achieve its investment objective being dependent upon each Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of a Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers does not guarantee future results for the Fund.

•	securities or sector selection risk: the risk that the securities held by a Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent a Fund focuses or concentrates its investment in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

•	short position risk: the risk that an increase in the value of an instrument with respect to which a Fund has established a short position will result in a loss to the Fund.

•	sovereign debt obligations risk: the risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or ability to repay principal and interest.

•	structured products and structured notes risk: the risk that an investment in a structured product may decline in value due to changes in the underlying instruments on which the product is based.

•	tax risk: in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”), a Fund must meet requirements regarding, among other things, the source of its income. It is possible that certain of a Fund’s investments in commodity-linked derivatives, ETFs and other investment pools will not give rise to “qualifying income” for this purpose. Any income a Fund derives from investments in instruments that do not generate “qualifying income” must be limited to a maximum of 10% of the Fund’s annual gross income. If a Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If a Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

•	U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

15.  Recently Issued Accounting Pronouncements

In June 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 requires repurchase-to-maturity transactions and repurchase agreements executed as repurchase financings to be accounted for as secured borrowings. In addition, ASU No. 2014-11 eliminates sale accounting for repurchase-to-maturity transactions and supersedes the guidance under which a transfer of a financial asset and a contemporaneous repurchase financing could be accounted for on a combined basis as a forward agreement. The new disclosure requires disclosures for transactions economically similar to repurchase agreements when the transferor retains substantially all of the exposure to the economic return of the transferred financials assets throughout the term of the transactions. Lastly, the update expands disclosures about the nature of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings. ASU No. 2014-11 requires disclosures to make financial statements that are prepared under US GAAP more comparable to those prepared under International Financial Reporting Standards (“IFRS”). New disclosures are required for annual reporting periods beginning on or after December 15, 2014, and interim periods within those annual periods.

In May 2015, the FASB issued ASU No. 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The guidance is effective for fiscal years beginning after December 15, 2015 and for interim periods within those years and early adoption is permitted.

Management is currently evaluating the implications of these changes and their impact on the financial statements.

16.  Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined there are no subsequent events that would need to be disclosed in the Funds’ financial statements.

130	DoubleLine Funds Trust

Shareholder Expenses	(Unaudited) September 30, 2015

Example

As a shareholder of the Funds, you incur two basic types of costs: (1) transaction costs , including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/15 through 9/30/15.*

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 90 days in the DoubleLine Multi-Asset Growth Fund and the DoubleLine Floating Rate Fund. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)
		Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 9/30/15	Expenses Paid During Period*[1]	Ending Account Value 9/30/15	Expenses Paid During Period*[1]
DoubleLine Total Return Bond Fund	Class I	0.47%	$1,000	$1,012	$2.37	$1,023	$2.38
	Class N	0.72%	$1,000	$1,010	$3.63	$1,021	$3.65
DoubleLine Core Fixed Income Fund	Class I	0.46%	$1,000	$995	$2.30	$1,023	$2.33
	Class N	0.71%	$1,000	$994	$3.55	$1,022	$3.60
DoubleLine Emerging Markets Fixed Income Fund	Class I	0.88%	$1,000	$971	$4.35	$1,021	$4.46
	Class N	1.13%	$1,000	$969	$5.58	$1,019	$5.72
DoubleLine Multi-Asset Growth Fund (Consolidated)	Class I	0.97%	$1,000	$929	$4.69	$1,020	$4.91
	Class A	1.22%	$1,000	$928	$5.90	$1,019	$6.17
DoubleLine Low Duration Bond Fund	Class I	0.44%	$1,000	$1,003	$2.21	$1,023	$2.23
	Class N	0.69%	$1,000	$1,003	$3.46	$1,022	$3.50
DoubleLine Floating Rate Fund	Class I	0.64%	$1,000	$1,004	$3.22	$1,022	$3.24
	Class N	0.89%	$1,000	$1,003	$4.47	$1,021	$4.51
DoubleLine Shiller Enhanced CAPE®	Class I	0.65%	$1,000	$936	$3.16	$1,022	$3.29
	Class N	0.90%	$1,000	$935	$4.37	$1,021	$4.56
DoubleLine Flexible Income Fund	Class I	0.77%	$1,000	$999	$3.86	$1,021	$3.90
	Class N	1.02%	$1,000	$997	$5.11	$1,020	$5.16
DoubleLine Low Duration Emerging Markets Fixed Income Fund	Class I	0.59%	$1,000	$990	$2.94	$1,022	$2.99
	Class N	0.84%	$1,000	$988	$4.19	$1,021	$4.26
DoubleLine Long Duration Total Return Bond Fund	Class I	0.65%	$1,000	$983	$3.23	$1,022	$3.29
	Class N	0.90%	$1,000	$981	$4.47	$1,021	$4.56
DoubleLine Strategic Commodity Fund (Consolidated)	Class I	0.94%	$1,000	$875	$3.26	$1,020	$4.76
	Class N	1.19%	$1,000	$874	$4.12	$1,019	$6.02

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The actual dollar amounts shown as expenses paid during the period for the DoubleLine Strategic Commodity Fund are multiplied by 135/365, which is based on the date of inception (May 18, 2015).

1 Reflects fee waiver and expense limitation arrangements in effect during the period.

Semi-Annual Report	September 30, 2015	131

Evaluation of Advisory Agreement by the Boards of Trustees	(Unaudited) September 30, 2015

DoubleLine Strategic Commodity Fund

At its February 2015 meeting, the Board of Trustees, including the Independent Trustees voting separately, approved the Investment Management Agreement (the “Advisory Agreement”) between DoubleLine Commodity LP and DoubleLine Funds Trust, in respect of the DoubleLine Strategic Commodity Fund (the “Fund”) for an initial two-year period from the date of its execution. At the February 2015 meeting, the Board of Trustees had received information regarding the proposed Advisory Agreement for the Fund, as well as a wide variety of information relating to the Board’s consideration of the renewal of the advisory agreements for the other, existing DoubleLine funds. In evaluating whether to approve the Fund’s Advisory Agreement, each Trustee considered the information he had received in his capacity as a Trustee of the other DoubleLine funds to the extent he determined that information relevant.

The Trustees’ determination to approve the Advisory Agreement was based on an evaluation of all of the information provided to them. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Board of Trustees and the Independent Trustees were advised by counsel to DoubleLine Funds Trust and counsel to the Independent Trustees.

In evaluating the proposed Advisory Agreement, the Trustees noted that a separate adviser had been established, DoubleLine Commodity LP, to advise the Fund due, in part, to the separate compliance obligations that the Adviser would be subject to as a “commodity pool operator” and, potentially, as a “commodity trading advisor” under the Commodity Exchange Act. In this regard, the Trustees considered representations made by representatives of DoubleLine Group LP (“DoubleLine Group”) regarding the resources that DoubleLine Group would commit to the Adviser and that the Adviser would enter into contractual arrangements to share certain personnel with DoubleLine Group, which arrangements would be substantially similar to the arrangements currently in place for DoubleLine Capital LP and DoubleLine Equity LP (“DoubleLine Equity”). The Trustees also considered information the Adviser provided regarding the differences in the ownership, management, and control of the Adviser as compared to the other DoubleLine-branded registered investment advisers, and noted that the proposed portfolio managers of the Fund would have significant ownership interests in the Adviser. The Trustees also discussed DoubleLine Group’s intention to hire an additional individual as part of the legal and compliance team for the Adviser who would assist with the additional compliance obligations under the Commodity Exchange Act, the rules and regulations of the U.S. Commodities Futures Trading Commission, and the rules and regulations of the National Futures Association.

The Trustees then considered the qualifications, experience, and responsibilities of the portfolio managers and other personnel who were proposed to be involved in the day-to-day activities of the Fund, as well as the anticipated difficulty of managing a commodities-related Fund. In this regard, the Trustees evaluated the performance record that certain of the proposed portfolio managers had achieved in managing accounts with investment strategies similar to those proposed for the Fund. The Trustees noted that the Fund’s proposed strategies might require the Adviser to invest in certain derivative instruments, which would add a level of complexity beyond managing a traditional equity or fixed income fund, and the Trustees evaluated the proposed portfolio management team’s experience with such investments. The Trustees also noted that the Adviser may obtain the Fund’s commodities-related exposure by investing in investments related to one or more commodities-related indices or components of a commodities-related index and that the Adviser was expected initially to bear the costs associated with securing any intellectual property rights necessary for the Adviser and Fund to so invest. The Trustees noted that certain of the Fund’s proposed investment exposures could be obtained without significant use of the Fund’s available cash and that, as a result, the Adviser may also be responsible for investing the Fund’s available cash in other investments, such as U.S. Government securities or other high-quality short-term fixed income instruments.

The Trustees considered that the Adviser would provide a variety of other services to the Fund in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Fund’s other service providers. The Trustees noted the Adviser’s representation that the proposed terms of the Advisory Agreement were substantially similar to the advisory agreement with DoubleLine Equity that the Board had approved in February 2013 with respect to the DoubleLine Equity Funds. The Trustees also considered the nature, extent, and structure of the compliance procedures the Adviser proposed to establish and their similarity to those employed in respect of the other DoubleLine funds and the trading capabilities of the Adviser. The Trustees concluded that it appeared the Adviser would have, or have available to it, sufficient quality and depth of personnel, resources, and investment methods, and would have compliance policies and procedures essential to performing its duties under the proposed Advisory Agreement and that, in the Trustees’ view, the nature, overall quality, and extent of the management services to be provided appeared likely to be satisfactory.

The Board considered the anticipated cost of the proposed services, and the proposed structure and level of the advisory fees to be paid under the Advisory Agreement. The Trustees considered that the Adviser anticipated launching the Fund with two classes of shares and noted the overall fee structure and expense caps proposed for the Fund. The Trustees noted the Adviser’s representation that the proposed investment advisory fee was designed to cause the Fund to have a competitive fee structure at low assets levels. The Trustees also considered information provided by Strategic Insight comparing the proposed and anticipated fee levels for the Fund with those of certain peer funds. The Trustees noted that the information provided by Strategic Insight indicated that the DoubleLine Strategic Commodity Fund’s proposed advisory fee was above the median of the peer group shown but significantly below a number of the funds in the peer group and that the estimated net total expenses for Class I shares (after the effect of the proposed expense limitation) were above though near the median of the peer group.

The Trustees discussed information provided by the Adviser as to the estimated profitability of the Adviser from managing the Fund. In assessing profitability, the Trustees reviewed the Adviser’s financial information provided at the Meeting and took into account both the likely direct and indirect

132	DoubleLine Funds Trust

(Unaudited) September 30, 2015

benefits to the Adviser from managing the Fund. The Trustees took into account that the Adviser expected to make payments, from its own legitimate earnings and profits, for the rights to use a commodities-related index in connection with the management of the Fund, and that those payments would be made to an entity an affiliate of which may be active in the distribution of the Fund’s shares. In evaluating whether the proposed advisory fee might, through this arrangement, be viewed as having been paid indirectly for distribution services, the Trustees considered, among other things, the expected level of profitability of the advisory fee to the Adviser and the apparently competitive level of the advisory fee compared to peer funds. The Trustees noted other potential benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Trust, including possible ancillary benefits to the Adviser’s institutional investment management business due to the reputation and market penetration of the Funds. The Trustees also noted the information the Adviser provided regarding the substantial organizational expenses and fee waivers the Adviser expected to incur in respect of the Fund’s organization, registration and initial operations. The Trustees concluded that the Adviser’s estimated profit from managing the Fund would likely not be excessive in the start-up period. The Trustees concluded that it did not appear appropriate at this time to consider the implementation of breakpoints in the investment advisory fees.

The Trustees noted that due to tax rules applicable to companies seeking to qualify as regulated investment companies, the Adviser had formed a subsidiary organized as a Cayman Islands exempted company in order to obtain the Fund’s desired investment exposure without eliminating the Fund’s ability to qualify as a regulated investment company under the Internal Revenue Code. The Trustees evaluated the advisory arrangements for the subsidiary generally in the same manner as they had considered the advisory arrangements for the Fund.

On the basis of these considerations and others and in the exercise of their business judgment, the Trustees determined to approve the Advisory Agreement for the proposed initial term.

Semi-Annual Report	September 30, 2015	133

Federal Tax Information	(Unaudited) September 30, 2015

For the fiscal year ended March 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $400,000 for single individuals and $450,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	4.86%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	0.00%
DoubleLine Shiller Enhanced CAPE®	0.00%
DoubleLine Flexible Income Fund	0.00%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%
DoubleLine Long Duration Total Return Bond Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2015 was as follows:

Dividends Received Deduction
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	0.64%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	0.00%
DoubleLine Shiller Enhanced CAPE®	0.00%
DoubleLine Flexible Income Fund	0.00%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%
DoubleLine Long Duration Total Return Bond Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for each Fund was as follows:

Qualified Short-Term Gains
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	41.12%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	2.08%
DoubleLine Shiller Enhanced CAPE®	0.40%
DoubleLine Flexible Income Fund	0.00%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	3.16%
DoubleLine Long Duration Total Return Bond Fund	0.00%

134	DoubleLine Funds Trust

(Unaudited) September 30, 2015

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for each Fund was as follows:

Qualified Interest Income
DoubleLine Total Return Bond Fund	99.85%
DoubleLine Core Fixed Income Fund	85.38%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	29.08%
DoubleLine Low Duration Bond Fund	81.68%
DoubleLine Floating Rate Fund	99.96%
DoubleLine Shiller Enhanced CAPE®	84.45%
DoubleLine Flexible Income Fund	74.56%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.02%
DoubleLine Long Duration Total Return Bond Fund	78.09%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

Semi-Annual Report	September 30, 2015	135

Information About Proxy Voting	(Unaudited) September 30, 2015

Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

A description of the Funds’ proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s website at http://www.sec.gov.

Information About Portfolio Holdings

It is the policy of the Trust to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter).

Shareholders and others who wish to obtain portfolio holdings for a particular month may make a request by contacting the Funds at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for portfolio holdings may be made on a monthly basis pursuant to this procedure, or standing requests for portfolio holdings may be accepted.

The Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Trust’s Forms N-Q are available on the SEC website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the SEC Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

136	DoubleLine Funds Trust

Privacy Notice	(Unaudited) September 30, 2015

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;
•	account balances;
•	transaction or loss history;
•	assets;
•	investment experience;
•	account transactions;
•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	to alert a customer to other financial products and services offered by DoubleLine or an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We have procedures designed to limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We seek to maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Information Collected from Websites. Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

Semi-Annual Report	September 30, 2015	137

DoubleLine Capital LP DoubleLine Commodity LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	fundinfo@doubleline.com 1. 213. 633. 8200

Investment Advisers:

DoubleLine Capital LP and

DoubleLine Commodity LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Distributor:

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive

Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doublelinefunds.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

DL-SEMI-DFT

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Funds Trust

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	November 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	November 25, 2015

By (Signature and Title)	/s/ Susan Nichols
Susan Nichols, Treasurer and Principal Financial and Accounting Officer

Date	November 25, 2015